UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

HUGHES Telematics, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.0001 per share

(2)	Aggregate number of securities to which transaction applies:

47,397,797 shares of Common Stock, warrants to acquire 4,000,000 shares of Common Stock and options to acquire 2,348,875 shares of Common Stock.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee was determined based upon the sum of (A) 47,397,797 shares of Common Stock multiplied by $12.00 per share, (B) 4,000,000 shares of Common Stock underlying warrants multiplied by $6.01 per share (which is the difference between $12.00 and the weighted average exercise price of $5.99 per share) and (C) 2,348,875 shares of Common Stock underlying options multiplied by $7.96 (which is the difference between $12.00 and the weighted average exercise price of $4.04 per share). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.011460 by the sum of the preceding sentence.

(4)	Proposed maximum aggregate value of transaction:

$611,508,273

(5)	Total fee paid:

$70,078.85

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRELIMINARY COPY — SUBJECT TO COMPLETION

HUGHES Telematics, Inc.

2002 Summit Boulevard, Suite 1800

Atlanta, Georgia 30319

NOTICE OF WRITTEN CONSENT AND APPRAISAL RIGHTS

AND

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

To our Stockholders:

This notice of written consent and appraisal rights and information statement is being furnished to the holders of common stock of HUGHES Telematics, Inc., which we refer to as the “Company,” in connection with the Agreement and Plan of Merger, dated as of June 1, 2012, by and among Verizon Communications Inc., a Delaware corporation, which we refer to as “Parent,” Verizon Telematics Inc., a Delaware corporation and wholly owned subsidiary of Parent, which we refer to as “Sub,” and the Company. We refer to the Agreement and Plan of Merger as the “Merger Agreement” (a copy of which is attached as Annex A to this information statement) and to the merger of Sub with and into the Company that is contemplated by the Merger Agreement as the “Merger.” Upon completion of the Merger, each share of common stock of the Company, par value $0.0001 per share (“Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be cancelled and converted automatically into the right to receive $12.00 in cash (the “Merger Consideration”), without interest and subject to reduction for any required withholding taxes. However, the Merger Consideration will not be paid in respect of (a) Earnout Shares (as defined below) (which, pursuant to the terms of an escrow agreement previously entered into by the Company and certain stockholders (the “Escrow Agreement”), will automatically be cancelled with no consideration paid therefor), (b) any shares of Common Stock owned by Parent or the Company or any of their subsidiaries (which will automatically be cancelled with no consideration paid therefor) and (c) those shares of Common Stock with respect to which appraisal rights under Delaware law are properly exercised and not withdrawn (“Dissenting Shares”).

The board of directors of the Company (the “Company Board”), by unanimous vote of all of the directors, acting upon the recommendation of a special committee of independent directors of the Company (the “Special Committee”), (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and to consummate the transactions contemplated thereby, including the Merger, (b) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement and (c) subject to certain limited rights of the Company to terminate the Merger Agreement in connection with an unsolicited superior proposal, resolved to recommend the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger, by the holders of shares of Common Stock, upon the terms and subject to the conditions set forth in the Merger Agreement.

The adoption of the Merger Agreement by the Company’s stockholders required the affirmative vote or written consent of the stockholders holding in the aggregate at least a majority of the outstanding shares of Common Stock (the “Company Stockholder Approval”). On June 1, 2012, affiliates of Apollo Global Management, LLC (“Apollo”), including Communications Investors, LLC (“Communications”), Apollo Management V, L.P. (“Management V”) and PLASE HT, LLC (“PLASE HT”) (collectively, the “Apollo Entities”), which on such date owned 62,668,697 shares of Common Stock, constituting approximately 59.2% of the voting power of the issued and outstanding shares of Common Stock, delivered a written consent (a copy of which is attached as Annex B to this information statement) adopting the Merger Agreement and approving in all respects the transactions contemplated thereby, including the Merger (the “Written Consent”). As a result, no further action by any stockholder of the Company is required under applicable law or the Merger Agreement to adopt the Merger Agreement, and the Company is not soliciting your vote for the adoption of the Merger

Agreement and will not call a stockholders meeting for purposes of voting on the adoption of the Merger Agreement. This notice and the accompanying information statement shall constitute notice to you from the Company of the Written Consent required by Section 228(e) of the General Corporation Law of the State of Delaware (the “DGCL”).

Under Section 262 of the DGCL, if the Merger is completed, subject to strict compliance with the requirements of Section 262 of the DGCL, holders of shares of Common Stock, other than the Apollo Entities, will have the right to seek an appraisal for, and be paid the “fair value” of, their shares of Common Stock (as determined by the Court of Chancery of the State of Delaware) instead of receiving the Merger Consideration. To exercise your appraisal rights, you must submit a written demand for an appraisal no later than 20 days after the mailing of this information statement, or June [    ], 2012, and comply precisely with other procedures set forth in Section 262 of the DGCL, which are summarized in the accompanying information statement. A copy of Section 262 of the DGCL is attached to the accompanying information statement as Annex D. This notice and the accompanying information statement shall constitute notice to you from the Company of the availability of appraisal rights under Section 262 of the DGCL.

We urge you to read the entire information statement carefully. Please do not send in your Common Stock certificates at this time. If the Merger is completed, you will receive instructions regarding the surrender of your Common Stock certificates and payment for your shares of Common Stock.

BY ORDER OF THE BOARD OF DIRECTORS,

ROBERT LEWIS	JEFFREY LEDDY
General Counsel and Secretary	Chief Executive Officer

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities regulatory agency has approved or disapproved the Merger, passed upon the fairness of the Merger or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying information statement. Any representation to the contrary is a criminal offense.

This information statement is dated [                     ], 2012 and is first being mailed to stockholders on or about [                     ], 2012.

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SUMMARY

This summary highlights important information from this information statement. It may not contain all of the information that is important to you with respect to the Merger. You should read carefully this entire information statement, together with the Annexes, and the other documents to which this information statement refers to understand fully the Merger and the transactions contemplated by the Merger Agreement. See “Where You Can Find More Information” beginning on page 85. We have included page references in this summary directing you to a more complete description of those items.

Unless otherwise indicated or unless the context requires otherwise: all references in this information statement to “the Company,” “we,” “our” and “us” refer to HUGHES Telematics, Inc. and, where appropriate, its subsidiaries; and all references in this information statement to terms defined in the notice to which this information statement is attached have the meanings provided in that notice.

The Parties to the Merger (page 16)

The Company. The Company is a telematics services company that provides a suite of real-time voice and data communications services and applications for use in vehicles and is developing additional applications for use within and outside of the automotive industry. These services are enabled through a communications center designed and built to connect various mobile devices with content, services and call centers. The Company’s system architecture enables it to manage the integration of these components and the associated service delivery in an efficient manner, allowing the Company to quickly adopt and implement new technologies and services. Within the automotive industry, our communications center allows for two-way voice and data communications to vehicles and supports, among other things, critical safety and security services as well as location-based services and remote diagnostics. The Company was incorporated in Delaware in 2007 as Polaris Acquisition Corp. (“Polaris”). On March 31, 2009, pursuant to the terms of the Agreement and Plan of Merger dated June 13, 2008 (as amended and restated on November 10, 2008 and March 12, 2009 (the “Polaris Merger Agreement”)), Hughes Telematics, Inc. (“HTI”), a privately held company, and Polaris, a publicly held blank check company, consummated the merger (the “Polaris Merger”) whereby HTI merged with a wholly owned direct subsidiary of Polaris with HTI as the surviving corporation, and immediately thereafter, HTI merged with and into Polaris, with Polaris as the surviving corporation. In connection with the Polaris Merger, Polaris changed its name from “Polaris Acquisition Corp.” to “HUGHES Telematics, Inc.” (i.e. the current entity, the Company). The Company’s principal executive offices are located at 2002 Summit Boulevard, Suite 1800, Atlanta, Georgia 30319, and its telephone number is (404) 573-5800. The Company’s website is www.hughestelematics.com. Shares of Common Stock are quoted on the over-the-counter Bulletin Board (the “OTC Bulletin Board”) under the symbol “HUTC.” Additional information about the Company is included in documents incorporated by reference into this information statement. See the section entitled “Where You Can Find More Information” beginning on page 85.

Parent. Parent’s principal executive offices are located at 140 West Street, New York, New York 10007, and its telephone number is (212) 395-1000. Parent’s website is www.verizon.com.

Sub. Sub was formed by Parent solely for the purpose of completing the Merger with the Company. Sub is a wholly owned subsidiary of Parent and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Sub’s principal executive offices are located at One Verizon Way, Basking Ridge, New Jersey 07920, and its telephone number is (212) 395-1000.

The Merger (page 18)

On June 1, 2012, the Company entered into the Merger Agreement with Parent and Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with Delaware law, at the Effective Time, Sub will merge with and into the Company, with the Company continuing as the surviving corporation. As a result, the Company will become a wholly owned subsidiary of Parent following the Effective Time. Because the Merger Consideration will be paid in cash, you will receive no equity interest in Parent, and after the Effective Time you will have no equity interest in the Company.

The Merger Consideration (page 58)

The Merger Agreement provides for the treatment of the outstanding equity securities of the Company in connection with the Merger. The issued and outstanding equity of the Company consists of 105,895,928 shares of Common Stock, warrants to acquire an aggregate of 4,000,000 shares of Common Stock (“Company Warrants”) and options to acquire an aggregate of 4,179,806 shares of Common Stock. Of the issued and outstanding shares of Common Stock, 58,498,131 shares are referred to as “earnout” shares, which are shares of Common Stock that are held in escrow pursuant to the terms of the Escrow Agreement and may be released to the holders of such shares of Common Stock only upon the achievement of certain trading share price targets set forth in the Escrow Agreement by March 31, 2014, as more fully described in “The Merger—Background to the Merger” beginning on page 18 (“Earnout Shares”). The remaining 47,397,797 issued and outstanding shares of Common Stock are “non-earnout” shares and are not subject to the terms of the Escrow Agreement (“Non-Earnout Shares”). Of the issued and outstanding options to acquire shares of Common Stock, options to acquire an aggregate 2,348,875 shares are exercisable upon satisfaction of certain time or performance vesting criteria (“Non-Earnout Options”). Options to acquire an aggregate of 1,830,931 shares of Common Stock are exercisable only upon the achievement of the trading share price targets set forth in the Escrow Agreement by March 31, 2014, as more fully described in “The Merger—Background to the Merger” beginning on page 18 (“Earnout Options”).

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Common Stock. At the Effective Time, each share of Common Stock issued and outstanding immediately before the Effective Time will be converted into the right to receive the Merger Consideration in cash, without interest and subject to reduction for any required withholding taxes, other than:

(a)	Earnout Shares (which, under the terms of the Escrow Agreement, will automatically be cancelled without consideration because the Merger Consideration is less than the trading share price targets for shares of Common Stock specified in the Escrow Agreement);

(b)	any shares of Common Stock owned by Parent or the Company or any of their subsidiaries (which will automatically be cancelled without consideration); and

(c)	any Dissenting Shares.

•	Options. At the Effective Time:

(a)

each outstanding Non-Earnout Option that is vested and exercisable at the Effective Time will be cancelled and converted into a right to receive an amount in cash (rounded to the nearest cent), without interest, equal to the product of the (x) excess, if any, of the Merger Consideration over the exercise price per share of that Non-Earnout Option and (y) number of shares of Common Stock that may be purchased under that Non-Earnout Option. The cash payments will be made within 10 business days following the date on which the closing (the “Closing”) of the Merger occurs (the “Closing Date”), net of all applicable tax withholdings. Each Non-Earnout Option that is unvested as of the Effective Time will be converted into a right to receive, on the earliest of (1) December 31, 2012, (2) the last payroll date of Parent in 2012 and (3) the payroll date of Parent following the date on which the Non-Earnout Option would have become vested, a cash payment, net of all applicable tax withholdings, in an amount equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price per share of that Non-Earnout Option and (y) the number of shares of Common Stock that may be purchased under that Non-Earnout Option, which payment will be subject to the holder’s continued employment with the Company up to such payment date subject to certain exceptions for permissible payments upon termination of the holder’s employment under specified circumstances. The payment of the option consideration to Non-Earnout Option holders is conditioned on the execution by such holders of a written confirmation of the cancellation of outstanding Earnout Options, as discussed below; and

(b)	each outstanding Earnout Option will be automatically cancelled without consideration under the terms of the Polaris Merger Agreement governing those Earnout Options because the Merger Consideration is less than certain trading price targets for shares of Common Stock specified in the Polaris Merger Agreement, and thus those Earnout Options are not eligible to be exercised.

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Warrants. At the Effective Time, each outstanding Company Warrant will be cancelled and converted into the right to receive an amount in cash (rounded to the nearest cent), without interest, equal to the product of the (x) excess, if any, of the Merger Consideration over the applicable exercise price per share of that Company Warrant and (y) number of shares of Common Stock that may be purchased under that Company Warrant (the “Warrant Consideration”).

We encourage you to read the Merger Agreement, which is attached as Annex A to this information statement, as it is the legal document that governs the Merger.

Reasons for the Merger (page 34)

After consideration of various factors as discussed under “The Merger—Reasons for the Merger” beginning on page 34, the Company Board, acting upon the recommendation of the Special Committee and after consultation with the Company Board’s legal advisor and the Special Committee’s financial and legal advisors, determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, were advisable and in the best interests of the Company and its stockholders and approved the Merger Agreement and the Merger.

For a discussion of the material factors considered by the Special Committee and the Company Board in reaching their conclusions, see “The Merger—Reasons for the Merger” beginning on page 34.

Required Stockholder Approval for the Merger (page 65 and Annex B)

The adoption of the Merger Agreement by our stockholders required the affirmative vote or written consent of stockholders of the Company holding in the aggregate at least a majority of the outstanding shares of Common Stock. On June 1, 2012, the Apollo Entities, which hold a majority of the Company’s outstanding shares of Common Stock, delivered the Written Consent adopting the Merger Agreement and approving the transactions contemplated thereby, including the Merger. No further action by any other Company stockholder is required under applicable law or the Merger Agreement in connection with the adoption of the Merger Agreement. As a result, the Company is not soliciting your vote for the adoption of the Merger Agreement and will not call a stockholders meeting for purposes of voting on the adoption of the Merger Agreement. No action by the stockholders of Parent is required to complete the Merger.

When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, Delaware law requires notice of the action to those stockholders who did not consent in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. This information statement and the notice attached hereto constitute notice to you of action by written consent as required by Delaware law.

Opinion of the Financial Advisor of the Special Committee (page 38 and Annex C)

The Special Committee retained Moelis & Company, LLC (“Moelis”) to act as its financial advisor in connection with its evaluation of a potential strategic transaction, including the Merger. In connection with the Merger, Moelis delivered an opinion dated May 31, 2012, addressed to the Special Committee and the Company Board as to the fairness, from a financial point of view, as of the date of such opinion, and based upon and subject to the various factors, limitations and qualifications set forth in such opinion, of the Merger Consideration to be received in the Merger by the holders of shares of Common Stock (other than Apollo, including its officers and affiliates who are holders of shares of Common Stock) (the “Moelis Opinion”).

The full text of the Moelis Opinion delivered to the Special Committee and addressed to the Special Committee and the Company Board, dated May 31, 2012, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C to this information statement and is incorporated herein by reference. Stockholders are urged to read the Moelis Opinion carefully and in its entirety. The Moelis Opinion is directed to the Special Committee and the Company Board, and addresses only the fairness, from a financial point of view, of the Merger Consideration to be received in the Merger by the holders of shares of Common Stock (other than Apollo, including its officers and affiliates who are holders of shares of Common Stock). The Moelis Opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should act with respect to the Merger or any other matter.

Financing for the Merger (page 49)

The Merger is not contingent on the receipt of any proceeds from any financing.

The Merger Agreement (page 57 and Annex A)

Conditions to the Merger (page 71)

The obligations of each of Parent, Sub and the Company to effect the Merger are subject to the satisfaction or, to the extent permitted by applicable law, waiver at or before the Closing of the following conditions:

•	the Company Stockholder Approval having been obtained, which occurred when the Apollo Entities executed and delivered the Written Consent on June 1, 2012;

•	the clearance by the SEC of this information statement which, after that clearance, must be sent to the Company’s stockholders at least 20 days before the Effective Time;

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the absence of any law, order or injunction in effect that would prohibit, prevent or make illegal the Merger or that imposes a Materially Burdensome Condition (see page 7 for the definition of “Materially Burdensome Condition”); and

•	the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) having expired or been terminated.

The obligations of each of Parent and Sub to effect the Merger are subject to the satisfaction or, to the extent permitted by applicable law, waiver at or before the Closing of the following conditions:

•	the accuracy of the representations and warranties of the Company and compliance by the Company with its obligations under the Merger Agreement, subject to certain materiality qualifiers;

•	the delivery to Parent of certificates signed on behalf of the Company certifying as to the matters described in the immediately preceding bullet point;

•	the absence of a Company Material Adverse Effect (see page 62 for the definition of “Company Material Adverse Effect”);

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delivery by the Company to Parent of a statement, meeting the requirements of Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), certifying that an interest in the Company is not a “U.S. real property interest”;

•	the receipt of consents from governmental entities required to be obtained by the Company to consummate the Merger (other than under the HSR Act); and

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the aggregate number of shares of Common Stock for which appraisal rights have been properly exercised and not withdrawn not exceeding, as of the time immediately prior to the Closing, 10% of the total number of shares of Common Stock issued and outstanding as of June 1, 2012.

The obligations of the Company to effect the Merger are subject to the satisfaction or, to the extent permitted by applicable law, waiver at or before the Closing of the following conditions:

•	the accuracy of the representations and warranties of Parent and Sub and compliance by Parent and Sub with their obligations under the Merger Agreement, subject to certain materiality qualifiers; and

•	the delivery to the Company of certificates signed on behalf of Parent and Sub certifying as to the matters described in the immediately preceding bullet point.

Restrictions on Solicitations (page 66)

The Merger Agreement provides that the Company and its subsidiaries will not, and will not authorize or knowingly permit, any of their respective representatives to, directly or indirectly:

(a)	solicit, initiate, or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist any Takeover Proposal (see page 67 for the definition of “Takeover Proposal”),

(b)	furnish to any third party any of its non-public information or give any third party access to its business that would reasonably be expected to result in the making of, or for the purpose of knowingly encouraging, facilitating or assisting, a Takeover Proposal, or any inquiries that would reasonably be expected to lead to a Takeover Proposal,

(c)	participate or engage in discussions or negotiations with any third party with respect to a Takeover Proposal,

(d)	approve, endorse or recommend a Takeover Proposal,

(e)	enter into any letter of intent, memorandum of understanding or agreement of any kind providing for, contemplating or intended to facilitate or otherwise relating to a Takeover Proposal, or

(f)	authorize, commit or agree to do any of the foregoing.

The Company agreed to immediately cease and cause to be terminated all negotiations, discussions and activities with any third party with respect to any Takeover Proposal existing when the parties entered into the Merger Agreement. These restrictions are subject to certain exceptions, which are described below in “The Merger Agreement—Restrictions on Solicitations; Takeover Proposals” beginning on page 66.

If a third party makes an unsolicited Takeover Proposal to the Company prior to 11:59 p.m. New York City time on July 1, 2012, the Company, subject to compliance with certain notice and other requirements set forth in the Merger Agreement, may negotiate and discuss the proposal with the third party under certain circumstances specified in the Merger Agreement. If the Company Board determines in good faith that such Takeover Proposal constitutes a Superior Proposal (see page 67 for the definition of “Superior Proposal”), then, if the Company complies with certain notice requirements provided in the Merger Agreement and, subject to certain match rights of Parent, the Company may terminate the Merger Agreement prior to 11:59 p.m. New York City time on July 1, 2012 (subject to certain extensions). The Company must pay Parent a termination fee substantially concurrently with such termination. See “The Merger Agreement—Termination of the Merger Agreement” beginning on page 72.

Termination of the Merger Agreement (page 72)

The Merger Agreement may be terminated at any time before the Effective Time upon the mutual written consent of the Company and Parent and, subject to certain limitations described in the Merger Agreement, by either Parent or the Company, if any of the following occurs, among other things:

•	the Merger is not consummated on or before December 1, 2012; or

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a governmental entity (a) that must grant a material approval of the Merger has denied approval, and that denial has become final, binding and non-appealable or (b) has issued a final, binding and non-appealable order or injunction that would permanently prohibit the Merger.

In addition, the Company may terminate the Merger Agreement, subject to certain limitations described in the Merger Agreement, if, among other things:

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Parent or Sub breach or fail to perform any representation, warranty, covenant or agreement which breach or failure results in the failure of certain Closing conditions and is not cured (or is not curable) within 30 days (or by December 1, 2012, if sooner) following written notice to Parent (however, the Company may terminate the Merger Agreement if all Closing conditions are satisfied and Parent fails to comply with its obligations to close the Merger and such failure is not cured (or is not curable) within five days after written notice to Parent); or

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if, prior to 11:59 p.m. New York City time on July 1, 2012, the Company receives an unsolicited Takeover Proposal that the Company Board determines in good faith constitutes a Superior Proposal (see page 67 for the definition of “Superior Proposal”), subject to certain notice requirements and match rights of Parent and payment by the Company of a termination fee of $21,385,000 substantially concurrently with such termination.

In addition, Parent may terminate the Merger Agreement, subject to certain limitations described in the Merger Agreement, if, among other things:

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the Company breaches or fails to perform any representation, warranty, covenant or agreement, which breach or failure to perform results in the failure of certain Closing conditions and is not cured (or is not curable) within 30 days (or by December 1, 2012, if sooner) following written notice to the Company, or

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prior to the execution and delivery of the Written Consent, (a) a Company Adverse Recommendation Change (see page 68 for the definition of “Company Adverse Recommendation Change”) is effected by the Company Board, or (b) a Takeover Proposal is made and the Company Board fails to timely (1) reaffirm its recommendation of the Merger and the Merger Agreement upon the request of Parent or (2) recommend against such Takeover Proposal, if such Takeover Proposal is a tender or exchange offer. Because the Written Consent has been executed and delivered by the Apollo Entities, Parent no longer has the ability to terminate pursuant to this provision.

A more detailed description of the foregoing circumstances and other circumstances under which the Company or Parent may terminate the Merger Agreement is provided in “The Merger Agreement—Termination of the Merger Agreement” beginning on page 72.

Termination Fee (page 74)

If the Merger Agreement is terminated, the Company may be required under certain circumstances specified in the Merger Agreement to pay to Parent a termination fee of $21,385,000, as described under “The Merger Agreement—Termination of the Merger Agreement” beginning on page 72.

Regulatory and Other Governmental Approvals (page 56)

The Merger is subject to review by the U.S. Antitrust Division of the Department of Justice (the “Antitrust Division”) and the U.S. Federal Trade Commission (“FTC”) under the HSR Act. The HSR Act provides that transactions like the Merger may not be completed until certain information and documents have been submitted to the Antitrust Division and the FTC and the applicable waiting period has expired or been terminated. On June 11, 2012, each of Parent and Apollo made the requisite filings with the Antitrust Division and the FTC pursuant to the HSR Act and requested early termination of the initial 30-day waiting period. The applicable waiting period under the HSR Act will expire at 11:59 p.m. New York City time on July 11, 2012, unless earlier terminated or extended. The Antitrust Division or FTC could extend the initial 30-day waiting period and request additional information and documentary material from the parties (a “Second Request”), thus extending the review period until such time as the parties substantially comply with the Second Request and following an additional 30-day review period thereafter. At any time before or after the consummation of the Merger, notwithstanding the expiration or early termination of the applicable waiting period under the HSR Act, the FTC or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger or seeking a divestiture of a substantial portion of the Company’s assets or seeking other conduct relief. At any time before or after the consummation of the Merger, and notwithstanding the expiration or early termination of the applicable waiting period under the HSR Act, any state or private party could seek to enjoin the consummation of the Merger or seek other structural or conduct relief or damages.

Under the terms of the Merger Agreement, Parent and the Company have agreed that they will, and will cause their respective subsidiaries to, promptly make all filings and notifications with all governmental entities that may be or may become necessary, proper or advisable under applicable antitrust laws to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement. However, Parent, its subsidiaries and its affiliates are not obligated to propose or agree to accept any undertaking or condition, to enter into any consent decree, to make any divestiture or accept any operational restriction, or take or commit to take any action (A) the effectiveness or consummation of which is not conditioned on the consummation of the Merger or (B) that individually or in the aggregate is or would reasonably be expected to be materially adverse to (1) either (x) the Company and its subsidiaries, taken as a whole, or (y) Parent and its subsidiaries, taken as a whole (it being understood that, for purposes of clause (y), materiality shall be measured in relation to the size of the Company and its subsidiaries, taken as a whole, instead of the size of Parent and its subsidiaries, taken as a whole), in the case of each of clause (x) or (y) above, either before or immediately after giving effect to the Merger, or (2) Parent’s ownership or operation of any material portion of the business or assets of the Company and its subsidiaries, taken as a whole (each, a “Materially Burdensome Condition”).

Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders (page 55)

If you are a U.S. Holder (as defined in “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders” beginning on page 55), the Merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. Holder of shares of Common Stock receiving cash in the Merger generally will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the (x) amount of cash you receive (determined before deduction of any applicable withholding taxes) and (y) adjusted tax basis of your surrendered shares of Common Stock.

Holders of shares of Common Stock should consult their tax advisor about the U.S. federal, state, local and foreign tax consequences of the Merger.

See “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders” beginning on page 55.

Interests of the Company’s Directors and Officers in the Merger (page 50)

Members of the Company Board and the Company’s named executive officers have certain interests in the Merger that may be different from, or in addition to, your interests as a stockholder.

The Special Committee and the Company Board were aware of these interests and considered, among other matters, that these interests may be different from, or in addition to, the interests of the Company’s stockholders generally in making their respective determinations regarding the Merger Agreement and the transactions contemplated thereby, including the Merger. The interests of the Company’s directors and officers are described more fully under “The Merger—Interests of the Company’s Directors and Officers in the Merger” beginning on page 50.

Procedure for Receiving Merger Consideration (page 59)

Prior to the Effective Time, Parent will enter into an agreement with a bank or trust company (the “payment agent”) selected by Parent and reasonably acceptable to the Company. As soon as reasonably practicable after the Effective Time, but in any event within five business days, the payment agent will mail to each (a) holder of record of a Common Stock certificate or uncertificated shares in book-entry form and (b) holder of a Company Warrant, a letter of transmittal and instructions explaining how to surrender your Common Stock certificates or Company Warrants in exchange for the Merger Consideration and/or Warrant Consideration, as applicable. If you hold uncertificated shares of Common Stock (i.e., you hold your shares in book-entry form), you will automatically receive the Merger Consideration, without interest and subject to reduction for any required withholding taxes, as promptly as practicable after the Effective Time without any further action required on your part. If your shares of Common Stock are held in “street name” by your bank, brokerage firm, trust or other nominee, you should contact your bank, brokerage firm, trust or other nominee. If you have Common Stock certificates, you should not forward your Common Stock certificates to the payment agent without a letter of transmittal.

See “The Merger Agreement—Procedure for Receiving Merger Consideration, Warrant Consideration and Option Payments” beginning on page 59.

Market Price of Common Stock (page 77)

Shares of Common Stock are quoted on the OTC Bulletin Board under the trading symbol “HUTC.” The closing sale price of shares of Common Stock on May 31, 2012, which was the last trading day before the announcement of the Merger Agreement, was $4.35 per share. The closing sale price of shares of Common Stock on June [    ], 2012, the most recent practicable date before this information statement was mailed to our stockholders, was $[        ] per share.

Appraisal Rights (page 78 and Annex D)

Holders of shares of Common Stock, other than the Apollo Entities, may elect to pursue appraisal rights to receive, in lieu of the Merger Consideration, the judicially determined “fair value” of their shares, but only if they comply precisely with the procedures required under Section 262 of the DGCL. To qualify for these rights, you must make a written demand for appraisal on or prior to July [    ], 2012, which is the date that is 20 days following the mailing of this information statement, and otherwise comply precisely with the procedures set forth in Section 262 of the DGCL for exercising appraisal rights. If you validly exercise (and do not withdraw or fail to perfect) appraisal rights, the ultimate amount that you may be entitled to receive in an appraisal proceeding may be less than, equal to or more than the amount of Merger Consideration that you would have received under the Merger Agreement. For a summary of these procedures, see “Appraisal Rights” beginning on page 78. A copy of Section 262 of the DGCL is also included as Annex D to this information statement. Failure to follow precisely the procedures set forth in Section 262 of the DGCL may result in the loss of appraisal rights.

Deregistration of Common Stock

If the Merger is completed, shares of Common Stock will cease to be quoted on the OTC Bulletin Board and will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company would no longer file periodic reports with the SEC on account of its Common Stock or otherwise.

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a Company stockholder. Please refer to the “Summary” beginning on page 1 and the more detailed information contained elsewhere in this information statement, the annexes to this information statement and the documents referred to or incorporated by reference in this information statement, each of which you should read carefully. You may obtain information incorporated by reference in this information statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 85.

Q:	What is the proposed transaction?

A:	The proposed transaction is the acquisition of the Company by Parent pursuant to the Merger Agreement. Upon the terms and subject to satisfaction or waiver of the conditions under the Merger Agreement, Sub, a wholly owned subsidiary of Parent, will merge with and into the Company, with the Company being the surviving corporation (the “Surviving Corporation”) and becoming a wholly owned subsidiary of Parent.

Q:	What will I be entitled to receive in the Merger?

A:	If the Merger is completed, you will be entitled to receive $12.00 in cash, without interest and subject to reduction for any required withholding taxes, for each share of Common Stock that you own, unless you properly exercise, and do not withdraw or fail to perfect, appraisal rights under Section 262 of the DGCL. For example, if you own 100 shares of Common Stock, you would be entitled to receive $1,200.00 in cash in exchange for your shares of Common Stock, subject to reduction for any required withholding taxes. You will not be entitled to receive shares of the Surviving Corporation or of Parent or any of its affiliates.

Q:	When do you expect the Merger to be completed?

A:	We are working to complete the Merger as quickly as possible. We currently expect to complete the Merger promptly after all of the conditions to the Merger have been satisfied or waived. Completion of the Merger is currently expected to occur in the third quarter of 2012, although the Company cannot assure completion by any particular date, if at all.

Q:	What happens if the Merger is not completed?

A:	If the Merger is not completed for any reason, stockholders will not receive any payment for their shares in connection with the Merger. Instead, the Company will remain a publicly traded company, and shares of Common Stock will continue to be quoted on the OTC Bulletin Board.

Q:	Why am I not being asked to vote on the Merger?

A:	Applicable Delaware law and the Merger Agreement require the adoption of the Merger Agreement by the holders in the aggregate of a majority of the outstanding shares of Common Stock in order to effect the Merger. The requisite stockholder approval was obtained shortly following the execution of the Merger Agreement on June 1, 2012, when the Written Consent was delivered by the Apollo Entities, which owned shares of Common Stock constituting approximately 59.2% of the voting power of the issued and outstanding shares of Common Stock on that date. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy, and you are requested not to send us a proxy.

Q:	Why did I receive this information statement?

A:

Applicable laws and securities regulations require us to provide you with notice of the Written Consent delivered by the Apollo Entities, as well as other information regarding the Merger, even though your vote or consent is neither required nor requested to adopt or authorize the Merger Agreement or complete the

Merger. This information statement also constitutes notice to you of the availability of appraisal rights under Section 262 of the DGCL, a copy of which is attached to this information statement as Annex D.

Q:	Did the Company Board approve and recommend the Merger Agreement?

A:	Yes. The Company Board, by unanimous vote of all of the directors, acting upon the recommendation of the Special Committee:

(a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and to consummate the transactions contemplated thereby, including the Merger,

(b) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, and

(c) subject to certain limited rights of the Company to negotiate certain bona fide unsolicited proposals and terminate the Merger Agreement in connection with an unsolicited superior proposal, resolved to recommend the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger, by the holders of shares of Common Stock, upon the terms and subject to the conditions set forth in the Merger Agreement.

Q:	What was the role of the Special Committee and did the Special Committee recommend the Merger Agreement?

A:	The Special Committee, composed solely of members of the Company Board who are not officers or employees of the Company and are not affiliated with Apollo or Parent, was formed on March 26, 2012, following receipt of the proposal received from Parent on March 20, 2012, for the purpose of, among other things, evaluating, negotiating and making a recommendation to the Company Board with respect to the transactions contemplated by Parent’s proposal. Since its formation and throughout this process, the Special Committee, together with its advisors, has been meeting separately from management of the Company and the rest of the Company Board on a frequent basis to evaluate and make important decisions relating to this process, including deciding to commence this process; negotiating certain terms of the Merger Agreement, including the amount of the Merger Consideration, the 30 day post-signing period during which the Company may receive competing proposals and the amount of the termination fee; and recommending to the Company Board that it approve the Merger Agreement. Throughout this period, the Company Board and management of the Company, as well as their advisors, have conferred frequently with the Special Committee and its advisors, and management of the Company has provided the Special Committee and its advisors with access to requested information. The Special Committee unanimously voted to recommend to the Company Board that the Company Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Merger. See “The Merger—Reasons for the Merger” beginning on page 34.

Q:	What happens if I sell my shares before completion of the Merger?

A:	If you transfer your shares of Common Stock, you will have transferred the right to receive the Merger Consideration to be received by the Company’s stockholders in the Merger. To receive the Merger Consideration, you must hold your shares through completion of the Merger.

Q:	Should I send in my Common Stock certificates now?

A:

No. You will be sent a letter of transmittal with related instructions after completion of the Merger, describing how you may exchange your shares of Common Stock for the Merger Consideration. If your shares of Common Stock are held in “street name” by your bank, brokerage firm, trust or other nominee, you should contact your bank, brokerage firm, trust or other nominee. Please do NOT return your Common Stock certificate(s) to the Company.

Holders of uncertificated shares of Common Stock (i.e., holders whose shares are held in book-entry form) will automatically receive the Merger Consideration, without interest and subject to reduction for any required withholding taxes, as promptly as practicable after the Effective Time without any further action required on the part of those holders.

Q:	Will the Merger Consideration I receive in the Merger increase if the Company’s operations improve or if the price of Common Stock increases above the Merger Consideration?

A:	No. The value of the Merger Consideration is fixed. The Merger Agreement does not contain any provision that would adjust the Merger Consideration based on fluctuations in the price of shares of Common Stock, the amount of working capital held by the Company at the Effective Time or changes in the results of operations of the Company before the Effective Time.

Q:	Is the Merger subject to the fulfillment of certain conditions?

A:	Yes. Before the Merger can be completed, the Company, Parent and Sub must fulfill or, if permissible, waive several Closing conditions. If these conditions are not satisfied or waived, the Merger will not be completed. See “The Merger Agreement—Conditions to the Merger” beginning on page 71.

Q:	If I did not consent to the adoption of the Merger Agreement, am I entitled to appraisal rights?

A:	Yes. You are entitled to dissent and seek appraisal of the fair value of your shares of Common Stock under Section 262 of the DGCL in connection with the Merger so long as you follow precisely all the steps required to perfect your rights under Delaware law. See “Appraisal Rights” beginning on page 78.

Q:	What happens if a third party makes an offer to acquire the Company before the Merger is completed?

A:	If a third party makes an unsolicited Takeover Proposal to the Company prior to 11:59 p.m. New York City time on July 1, 2012, the Company may negotiate and discuss the proposal with the third party under certain circumstances specified in the Merger Agreement. If the Company Board determines in good faith that such Takeover Proposal constitutes a Superior Proposal and the Company notifies Parent and complies with certain additional requirements in the Merger Agreement, including, if requested by Parent, negotiating with Parent during a period of three business days, so that Parent has the opportunity to submit a matching or topping proposal, and Parent does not submit a matching or topping proposal during such three business day period, then the Company may terminate the Merger Agreement before 11:59 p.m. New York City time on July 1, 2012 (subject to certain extensions). The Company must pay Parent a termination fee of $21,385,000 substantially concurrently with such termination. See “The Merger Agreement—Termination of the Merger Agreement” beginning on page 72.

Q:	Will I owe taxes as a result of the Merger?

A:	The Merger will be a taxable transaction for all U.S. Holders of shares of Common Stock. As a result, assuming you are a U.S. Holder, you will recognize gain or loss with respect to the cash received for shares of Common Stock in the Merger equal to the difference between the (x) amount of cash you receive (determined before the deduction of any applicable withholding taxes) and (y) adjusted tax basis of your surrendered shares of Common Stock. See “The Merger—Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders” beginning on page 55 for a more detailed explanation of the tax consequences of the Merger. Tax matters can be complicated, and the tax consequences of the Merger to you will depend on your particular tax situation. We urge you to consult your tax advisor on the tax consequences of the Merger to you.

Q:	Where can I find more information about the Company?

A:	We file periodic reports and other information with the SEC. You may read and copy this information at the SEC’s public reference facilities. Please call the SEC at (800) SEC-0330 for information about these facilities. This information is also available on the internet site maintained by the SEC at www.sec.gov. For a more detailed description of the available information, please refer to the section entitled “Where You Can Find More Information” beginning on page 85.

Q:	Who can help answer my questions?

A:	If you have questions about the Merger after reading this information statement, require assistance or need additional copies of this information statement, please direct your inquiry, request by mail or telephone to the Company at 2002 Summit Boulevard, Suite 1800, Atlanta, Georgia 30319, Attention: Investor Relations, (404) 573-5800 or to the Company’s information agent, Innisfree M&A Incorporated, toll-free at (888) 750-5834 (banks and brokers may call collect at (212) 750-5833).

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This information statement, and the documents to which we refer you in this information statement, contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, statements regarding projections as described in “The Merger—Certain Company Forecasts” beginning on page 45 or other prospective financial items, and the expected timing of the Closing of the proposed Merger. The projections by the Company’s management included in this information statement reflect assumptions and estimates by management of the Company. Many of these assumptions and estimates are driven by factors beyond the control of the Company, and it can be expected that one or more of them will not materialize as expected or will vary significantly from actual results. Accordingly, you should not place undue reliance on these projections or any of the other forward-looking statements in this information statement, which are likewise subject to numerous uncertainties. All forward-looking statements included in this communication are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the Company’s business, results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include, without limitation: the results and effects of the Company’s announcement of the Merger; the expected Closing Date; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals in connection with the Merger; the possibility of failure to consummate or delay in consummating the Merger, including, but not limited to, due to the failure to satisfy the Closing conditions; the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement; the effect of the Merger on the Company’s ability to attract and retain key personnel, on the Company’s revenues, including the length of the Company’s revenue cycles, and on the Company’s total costs and expenses; the diversion of management’s attention from ongoing business concerns as a result of the Merger; costs relating to the Merger, such as legal, accounting and financial advisory fees, and, in specified circumstances, termination fees that must be paid even if the Merger is not completed; conditions (or changes in such conditions) in the industry in which the Company and its subsidiaries conduct business; any change in the U.S. or foreign economies, capital markets or political conditions; changes in laws or generally accepted accounting practices (“GAAP”) (or interpretations thereof); changes in technology and competition; implementation and results of the Company’s ongoing strategic initiatives; changes in trade protection measures, licensing requirements and tax matters in the U.S. and other countries in which the Company does business; the impact of cost-cutting pressures across the industries the Company serves; changes in customer needs or demands, or the Company’s services and offerings; the possibility of recurrent incidents of untimely delivery of services that could cause the Company’s customers to seek to obtain services from others; the failure to develop new or enhanced services or offerings in a timely manner, or at all, in response to evolving market demands; the Company’s ability to negotiate and enter into strategic acquisitions or alliances on favorable terms, if at all, and the Company’s ability to realize the anticipated benefits from any strategic acquisitions or alliances that the Company enters into; the ability of the Company’s majority stockholder to exert influence over the Company’s affairs, including the ability to approve or disapprove any corporate actions submitted to a vote of the Company’s stockholders; the Company’s liquidity position (and doubts relating to the Company’s ability to continue as a going concern as raised by the Company’s independent registered public accounting firm); numerous other matters of national, regional and local market scale, including those of a political, economic, business, competitive and regulatory nature; and the information contained under the headings “Risk Factors” and “Business” and other factors identified in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which is available at the SEC’s website at www.sec.gov. Many of these factors are beyond the control of the Company.

Additionally, the unaudited prospective financial information prepared by management of the Company included in this information statement reflects assumptions and estimates by management of the Company as of the date specified in the unaudited prospective financial information or the date of any document incorporated by reference in this information statement. Many of these assumptions and estimates are driven by factors beyond the control of the Company, and it can be expected that one or more of them will not materialize as expected or will vary significantly from actual results. No independent accountants have reviewed or provided any assurance with respect to the unaudited prospective financial information. Moreover, the Company does not undertake any obligation to update the unaudited prospective financial information and does not intend to do so. For the foregoing reasons, as well as the bases and assumptions on which the unaudited prospective financial information was compiled, the inclusion of the Company’s unaudited prospective financial information in this information statement should not be regarded as an indication that such information will be predictive of future results or events nor construed as financial guidance, and it should not be relied on as such or for any other purpose whatsoever.

Except for the Company’s ongoing obligations to disclose certain information as required by federal securities laws, the Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

THE PARTIES TO THE MERGER

The Company

HUGHES Telematics, Inc.

2002 Summit Boulevard, Suite 1800

Atlanta, Georgia 30319

Phone: (404) 573-5800

The Company is a telematics services company that provides a suite of real-time voice and data communications services and applications for use in vehicles and is developing additional applications for use within and outside of the automotive industry. These services are enabled through a communications center designed and built to connect various mobile devices with content, services and call centers. The Company’s system architecture enables it to manage the integration of these components and the associated service delivery in an efficient manner, allowing the Company to quickly adopt and implement new technologies and services. Within the automotive industry, our communications center allows for two-way voice and data communications to vehicles and supports, among other things, critical safety and security services as well as location-based services and remote diagnostics. The Company was incorporated in Delaware in 2007 as Polaris. On March 31, 2009, pursuant to the terms of the Polaris Merger Agreement, HTI, a privately held company, and Polaris, a publicly held blank check company, consummated the Polaris Merger whereby HTI merged with a wholly owned direct subsidiary of Polaris with HTI as the surviving corporation, and immediately thereafter, HTI merged with and into Polaris, with Polaris as the surviving corporation. In connection with the Polaris Merger, Polaris changed its name from “Polaris Acquisition Corp.” to “HUGHES Telematics, Inc.” (i.e. the current entity, the Company).

For more information about the Company, please visit our website at www.hughestelematics.com. Our website address is provided as an inactive textual reference only. The information on the Company’s website is not incorporated into, and does not form a part of, this information statement. Detailed descriptions about the Company’s business and financial results are contained in the Company’s Annual Report on Form 10-K, which is incorporated in this information statement by reference. See “Where You Can Find More Information” beginning on page 85.

Parent

Verizon Communications Inc.

140 West Street

New York, New York 10007

Phone: (212) 395-1000

Parent is one of the world’s leading providers of communications services. Parent has two primary reportable segments: Verizon Wireless, which includes wireless voice and data services and equipment sales, which are provided to consumer, business and government customers across the United States, and Wireline, which includes voice, Internet access, broadband video and data, Internet protocol network services, network access, long distance and other services. Parent provides Wireline products and services to consumers in the United States, as well as to carriers, businesses and government customers both in the United States and in over 150 other countries around the world.

For more information about Parent please visit www.verizon.com. Parent’s website address is provided as an inactive textual reference only. The information on Parent’s website is not incorporated into, and does not form a part of, this information statement.

Sub

Verizon Telematics Inc.

One Verizon Way Basking Ridge, New Jersey 07920

Phone: (212) 395-1000

Sub was formed by Parent solely for the purpose of completing the Merger with the Company. Sub is a wholly owned subsidiary of Parent and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement.

THE MERGER

The following is a description of the material aspects of the Merger, which may not contain all of the information that is important to you and is qualified in its entirety by reference to the Merger Agreement attached to this information statement as Annex A. We encourage you to read carefully this entire information statement, including the Merger Agreement, for a more complete understanding of the Merger.

Background of the Merger

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement by the Company. In this process, the Special Committee, the Company Board and the Company held many conversations, both by telephone and in person, about the potential transaction and alternatives. The chronology below covers only the key events leading up to the Merger Agreement and does not purport to catalogue every related conversation among or between representatives of the Special Committee, the Company Board, their advisors, the Company and Parent.

As part of the Company’s ongoing evaluation of its business, the Company Board has regularly met with management of the Company to discuss and review the Company’s financial performance, developments in the industry, and the competitive markets in which it operates. Since its inception in January 2006, the Company has incurred losses and has used cash in operations, requiring it to complete a series of debt and equity financing transactions. As of March 31, 2012, the Company had approximately $24.4 million of unrestricted cash, cash equivalents and short-term investments, and it had an aggregate of approximately $125.9 million of indebtedness maturing during the year ending December 31, 2013, including approximately $92.0 million of senior secured term indebtedness which is due and payable on March 31, 2013. To ensure that it will have sufficient liquidity to repay that debt, the Company will be required to refinance that debt or to raise additional capital before March 31, 2013. The Company may also need to raise additional capital to fund its operations, including to explore various market and product expansion opportunities, depending upon the future success of its existing business activities and the future timing of cash receipts from those activities. The Company has raised capital to address its immediate and mid-term liquidity needs a number of times in the past, but there is no assurance that it will be successful again in the future in obtaining the additional financing it may need. Even if the Company succeeds in raising the capital required to refinance its debt and meet its other cash needs, the terms of those financing transactions may include equity features that will dilute the equity of its existing stockholders.

In light of the foregoing and for other reasons, management of the Company has periodically considered and pursued, and discussed with the Company Board, various alternatives to raise capital and various potential strategic transactions for the Company. The Company has from time to time engaged in discussions with various parties regarding potential business combinations and other transactions, including with Parent as described further below.

The Company has been working with affiliates of Parent for many years. During the course of its operational history, the Company has developed commercial relationships with various wireless service carriers, including Verizon Wireless, AT&T Mobility LLC and others, in connection with the Company’s business. In 2009, Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon Wireless”), became the Company’s wireless service carrier for the Company’s business relationship with Mercedes-Benz US, LLC. More recently, in March 2012, Verizon Wireless became the wireless service carrier for Lifecomm, LLC, a majority-owned subsidiary of the Company (“Lifecomm”).

In April 2011, the Chief Technology Officer of Parent, Mr. Richard Lynch, met with Mr. Jeffrey Leddy, Chief Executive Officer of the Company, in Atlanta and expressed interest in developing a more extensive relationship with the Company than the then existing supplier relationship. At this meeting, Mr. Lynch communicated Parent’s desire to pursue an investment in, or an acquisition of control of, the Company. Following contact by Parent’s department of Strategy, Development and Planning in May 2011, the Company entered into a non-disclosure agreement with Verizon Wireless, opened an electronic data room and engaged in due diligence discussions with Parent. In July 2011, representatives from Parent visited the Company to conduct further due diligence and for a management presentation. Discussions with respect to a potential transaction ceased soon thereafter with Parent indicating that it remained interested, but was also considering other opportunities. In the ensuing months, the Company also explored certain other strategic opportunities, which ultimately did not result in a transaction.

In late 2011, UBS Investment Bank (“UBS”), Parent’s financial advisor, on behalf of Parent, had several informal conversations with representatives of Apollo to explore the possibility of a transaction involving the Company. In the course of these conversations, UBS and Apollo discussed various price and transaction structure alternatives, focusing, at Apollo’s suggestion, on the business cases discussed in the summer of 2011, updated to reflect the commercial agreement that the Company expected to enter into with Volkswagen Group of America, Inc. and certain other business development opportunities. In the course of these conversations, UBS indicated that it believed that the then current trading price of the Company may not fully reflect the value of the Company.

During the same period, the Company also explored certain other strategic opportunities, which ultimately did not result in a transaction. In October 2011, the Company completed a series of financing transactions, including the private placement of shares of Common Stock to certain existing investors, the issuance of additional senior secured term indebtedness and the exchange of certain indebtedness, including by an affiliate of Apollo, for shares of Common Stock.

In December 2011, UBS again approached Apollo suggesting that following a review of publicly available documents, its valuation analysis of the Company had been updated. UBS and Apollo discussed different valuations and possible approaches to allocating consideration. UBS indicated to Apollo that Parent would like to enter into an exclusivity arrangement with the Company with respect to a possible transaction and sought Apollo’s support for such an arrangement. In early 2012, UBS and Apollo intermittently discussed the foregoing matters. During these discussions, Apollo explained to UBS that it would require (1) assurance of an expedited due diligence process by Parent and its advisors and (2) inclusion of a fiduciary-out provision in a merger agreement with a sufficient period of time for the Company to respond to unsolicited offers.

In February 2012, Parent’s outside counsel, Debevoise & Plimpton LLP (“Debevoise”), contacted the Company’s outside counsel, Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), to discuss these and other matters.

On March 20, 2012, Parent sent a letter to the Company in which Parent proposed to acquire all of the outstanding shares of Common Stock and equity equivalents of the Company for a total equity value of $602 million (the “Proposal”). The Proposal stated further that:

•

based on Parent’s discussions with Management V, an affiliate of Apollo (the Company’s controlling stockholder), Parent was of the understanding that (a) this total equity value would be acceptable to Apollo, and (b) Apollo would be unwilling to consent to a sale of the Company at that time unless Apollo and the other holders of Earnout Shares were compensated for the value of those Earnout Shares, which would otherwise be extinguished in a merger;

•

Parent believed that there was value inherent in the Earnout Shares and would be willing to allocate the merger consideration such that Parent would pay a price for all Earnout Shares that reflected their value, as agreed between Apollo and a special committee of the Company’s independent directors, with the rest of the total equity value, less applicable payments on options and warrants, allocated to the Non-Earnout Shares;

•

a condition of Parent’s willingness to proceed was that the transaction be structured so that Parent would have the right to terminate the merger agreement unless, shortly after signing, written consents were obtained from:

•	Apollo, consenting to the merger;

•

holders of a majority of the Non-Earnout Shares (other than Apollo and its affiliates, directors and officers of the Company and other holders of Earnout Shares), consenting to the merger, which consent would be a non-waivable condition to the merger;

•

holders of a majority of the Non-Earnout Shares (other than Apollo and its affiliates, officers of the Company and directors holding Earnout Shares), consenting to the amendment of the Escrow Agreement to permit the holders of Earnout Shares to receive the allocated merger consideration; and

•	the parties to the Escrow Agreement consenting to such amendment of the Escrow Agreement;

•	Parent had ready access to cash on hand to pay all merger consideration and would not require any financing contingency;

•

the Company would have the right to terminate the merger agreement during a two-week post-signing period in which the Company could receive competing proposals, subject to conditions to be negotiated with a special committee of the Company’s independent directors;

•	Parent was prepared to move forward expeditiously to complete due diligence and to negotiate a merger agreement, and would like to enter into an exclusivity arrangement with the Company; and

•	Parent requested that the Proposal and related discussions be kept confidential.

The Proposal took into account that the Earnout Shares are subject to an escrow arrangement, pursuant to the Escrow Agreement. Pursuant to this arrangement, these shares can be released from escrow to their holders, including Apollo, only if the trading price of shares of Common Stock meets targets of $20.00, $24.50 and $30.50 (as may be adjusted or amended in accordance with the Escrow Agreement) for a specified period prior to March 31, 2014, none of which events had happened. Under the terms of the Escrow Agreement, if the per share consideration payable to holders of shares of Common Stock in a merger of the type described in this information statement does not exceed any given target, the applicable percentage of shares subject to that target are to be cancelled, effective upon completion of the merger. Since the per share merger consideration implied by the Proposal was below all of these targets, the Earnout Shares would be cancelled without consideration in connection with the proposed merger pursuant to the terms of the Escrow Agreement. However, holders of the Earnout Shares, together with holders of the Non-Earnout Shares, would have the right to vote on the approval of the proposed merger. Apollo owns approximately 59.2% of the outstanding shares of Common Stock, 40.3% of the outstanding shares excluding the Earnout Shares and 74.4% of the Earnout Shares. Consequently, Apollo would have the voting power to block any merger proposal, and Apollo would disproportionately benefit from any allocation of merger consideration from the Non-Earnout Shares to the Earnout Shares.

In response to Parent’s request to conduct due diligence regarding the Company and Parent’s assurances that such due diligence would be completed expeditiously, the Company re-opened an electronic data room to Parent and its representatives. The electronic data room remained open, actively managed by senior management of the Company and accessible by Parent and its representatives throughout the negotiations with Parent, up to the time that the Merger Agreement was executed as more fully described in this section. In addition, on March 21, 2012, the Company made a management presentation at the Company’s offices to Parent and UBS and responded to diligence-related questions.

On March 26, 2012, the Company Board held a special telephonic meeting to discuss the Proposal and the status of the exploration of a refinancing of its indebtedness, including the engagement of third parties to arrange the financing. Representatives of Skadden also attended the meeting. A representative of Skadden discussed with the Company Board the directors’ fiduciary duties in reviewing the Proposal. In connection with this discussion, it was noted that the Apollo Entities could be perceived as having an interest in the transaction that was different from that of other stockholders, due to the disproportionately large ownership of Earnout Shares by the Apollo Entities as discussed above. A representative of Skadden then discussed with the Company Board the potential benefits of establishing a special committee comprised of independent directors in connection with the pursuit and evaluation of a potential business combination transaction and the determination of the allocation of the consideration (including if and to the extent that Apollo may be treated differently than all other stockholders) in connection with such a transaction.

Because the letter from Parent communicating the Proposal discussed its understanding of Apollo’s position regarding valuation and allocation of consideration to the Earnout Shares, a representative of Apollo, who is a director of the Company, shared with the Company Board Apollo’s views regarding the Proposal. The representative of Apollo indicated that the Proposal described the positions of Apollo inaccurately. He stated that Apollo did not endorse any particular equity value for the Company and that Apollo did not condition its approval of any potential transaction with Parent or any other buyer on an allocation of value to the Earnout Shares. Apollo, he noted, remained open-minded with respect to any such allocation and would evaluate the totality of the terms of the Proposal. He stated that Apollo believed that the valuation set forth in the Proposal and Parent’s apparent seriousness with respect to the proposed transaction merited serious consideration of the Proposal on the part of the Company through a special committee of the Company Board, the formation of which Apollo endorsed. In addition, he explained that Apollo would be supportive of a transaction that gives the Company appropriate value and that is fair to its stockholders. Finally, he clarified that Apollo had no preconceived notion of any specific allocation, or of any allocation at all, of value between the Non-Earnout Shares and the Earnout Shares in a sale of the Company.

After a discussion among the directors, the Company Board determined that it was advisable and in the best interests of the Company’s stockholders to establish a special committee comprised of Mark VanStekelenburg, Warren N. Lieberfarb and Andrew P. Hines, the Company’s non-management directors who have not been, and are not, affiliated with Apollo or Parent.

At the meeting, the Company Board adopted resolutions to form the Special Committee. Pursuant to the resolutions, the Special Committee was authorized and empowered to:

•

explore and consider any potential transaction, to determine whether any such potential transaction is advisable, fair to and in the best interests of the Company’s stockholders (including, without limitation, if deemed appropriate by the Special Committee, allocation of transaction consideration among such stockholders in connection with any such potential transaction);

•

enter into discussions and negotiations with respect to the terms and conditions of any potential transaction, including the negotiation on behalf of the Company of any and all letters of intent and agreements deemed necessary or appropriate with respect thereto;

•

take, or cause to be taken, any and all action it deems necessary, appropriate or advisable to review and evaluate, together with its independent professional advisors, and make a recommendation to the Company Board with respect to, any such potential transaction;

•	make such reports to the Company Board with respect to its deliberations and recommendations with respect to any potential transaction at such times and in such manner as it deems appropriate;

•	consult with management of the Company and the Company’s advisors in connection with its exploration and consideration of any potential transaction;

•

determine whether to submit (and submit if the Special Committee deems appropriate) any proposal for a potential transaction to the Company Board for consideration, and if so, report to the Company Board the Special Committee’s recommendations and conclusions with respect to any such proposal; and/or

•	elect not to pursue any potential transaction.

The resolutions provided further that the Company Board would not recommend a potential transaction for approval by the Company’s stockholders or otherwise approve a potential transaction without the Special Committee’s prior favorable recommendation of the potential transaction.

Shortly after the Company Board meeting on March 26, 2012, Apollo delivered a letter to the Company Board stating that the Proposal did not accurately reflect the views of Apollo concerning a potential acquisition of the Company, noting in particular that Apollo did not endorse a particular minimum equity value for the Company and had not conditioned its support of a potential acquisition on compensation attributed to the Earnout Shares, which views a representative of Apollo who is a director of the Company had presented at the March 26th Company Board meeting. The letter from Apollo reiterated Apollo’s support for forming a special committee to explore a potential transaction with Parent.

The Special Committee held a meeting on March 26, 2012 following the Company Board meeting. At that meeting, the Special Committee appointed Mark VanStekelenburg as its chair and discussed various matters, including the need to select legal and financial advisors for the Special Committee. The Special Committee asked Mr. VanStekelenburg to contact Nelson Mullins Riley & Scarborough LLP (“Nelson Mullins”), about its availability to serve as the Special Committee’s legal counsel. Nelson Mullins had served as counsel to a special committee of the Company Board in connection with consideration of related party transactions on two other occasions in the recent past and was familiar with the members of the Special Committee and with the Company, including its capital structure. Mr. VanStekelenburg agreed to contact Nelson Mullins, and the Special Committee agreed to reconvene the following day.

On March 27, 2012, the Special Committee held a telephonic meeting to discuss the Proposal and related matters. At this meeting, the Special Committee interviewed and engaged Nelson Mullins as its legal counsel. A representative of Nelson Mullins then reviewed with the Special Committee its fiduciary duties under Delaware law in the context of the Proposal. Following that discussion, the representative of Nelson Mullins recommended that the Special Committee engage its own independent financial advisor and special Delaware counsel to assist with Delaware law issues and related advice. The Special Committee discussed various potential financial advisors identified by the Special Committee and counsel. Following the discussion, the Special Committee selected five potential advisory firm candidates and asked Nelson Mullins to contact each firm concerning its willingness to assist the Special Committee and its availability to present to the Special Committee at a meeting to be held on March 30, 2012. The Special Committee also asked Nelson Mullins to provide a recommendation regarding special Delaware counsel. A representative of Nelson Mullins provided two recommendations and agreed to contact each firm concerning its availability to assist the Special Committee.

The representative of Nelson Mullins then led the Special Committee in a discussion of the terms of the Proposal, and reviewed with the Special Committee the salient terms of the Escrow Agreement for the Earnout Shares, the voting rights of those shares and Apollo’s ownership percentages of the Company’s outstanding shares of Common Stock, including its percentage holdings of Earnout Shares and Non-Earnout Shares. During those discussions, the Special Committee noted that: (a) the price per share implied by the Proposal was substantially less than the per share price required for release of any tranche of the Earnout Shares, and, therefore, any allocation of merger consideration to the Earnout Shares would require an amendment of the Escrow Agreement, which would require the consent of several groups of stockholders of the Company; (b) any allocation of merger consideration to the Earnout Shares would result in a disproportionate allocation of additional consideration to Apollo compared to the consideration Apollo would receive if the merger consideration were allocated solely to Non-Earnout Shares; (c) most other holders, including most other holders of Earnout Shares (who held larger percentages of the Non-Earnout Shares than the Earnout Shares), would receive disproportionately less merger consideration if some of the consideration were allocated to the Earnout Shares; and (d) Apollo, which held over 50% of the outstanding shares of Common Stock including Earnout and Non-Earnout Shares combined, had the voting power to block any merger proposal, whether or not supported by the Special Committee and the Company Board.

Having reviewed and discussed the foregoing, the Special Committee concluded that the Proposal, if implemented with an allocation of consideration to the Earnout Shares, would result in a conflict of interest between (a) Apollo as the Company’s controlling stockholder and (b) the other holders of Non-Earnout Shares. The Special Committee recognized that this conflict had led Parent to propose that the proposed merger be conditioned upon holders of a majority of the Non-Earnout Shares (other than Apollo and its affiliates, officers of the Company and directors holding Earnout Shares) consenting to the merger and to the amendment of the Escrow Agreement to permit the holders of Earnout Shares to receive any merger consideration. The Special Committee determined, preliminarily, that if it ultimately decided to pursue the Proposal, the Special Committee would prefer to pursue an alternative that did not require any such allocation, but recognized that it would need the support of Apollo to pursue such a transaction.

On March 27, 2012 and March 29, 2012, representatives of the Company discussed with representatives of UBS and Parent certain due diligence matters.

On March 29, 2012, Skadden opened a hard-copy data room in its New York office which included documents and information that the Company determined to be particularly sensitive. Representatives of Parent and Debevoise reviewed the information in the hard-copy data room on March 29, April 4, April 9 and May 14, 2012.

Between March 27, 2012 and March 30, 2012, representatives of Nelson Mullins participated in numerous telephone calls with representatives of Skadden, including calls in which management of the Company also participated, regarding the background of, prior discussions regarding, and the contemplated structure of, the Proposal. A representative of Nelson Mullins also participated in a telephone call with a representative of Debevoise, Parent’s counsel, a representative of Richards, Layton & Finger, Parent’s Delaware counsel, and representatives of Skadden to clarify the Proposal and discuss related matters. As directed by the Special Committee, a representative of Nelson Mullins also contacted representatives of each of the five potential financial advisors identified by the Special Committee at its meeting on March 27, 2012 and arranged for each of those firms to make a presentation to the Special Committee on March 30, 2012. Before the presentations, one potential advisor informed Nelson Mullins that the advisor had discovered a conflict that precluded it from serving on behalf of the Special Committee.

On March 30, 2012, the Special Committee held a telephonic meeting with representatives of Nelson Mullins to receive a report on Nelson Mullins’ initial due diligence, to further review the Special Committee’s fiduciary duties and related matters under Delaware law, and to discuss the engagement of Delaware counsel and a financial advisor. A representative of Nelson Mullins reported the results of the initial due diligence investigation, including his various conversations with Skadden, management of the Company and Debevoise. During those conversations, the representative had learned that, before the Proposal was submitted to the Company, UBS had discussed with Apollo the possibility of allocating an average of $1.70 per share in merger consideration to the Earnout Shares as a way to provide Apollo with the total value Parent believed Apollo was seeking, which allocation would leave approximately $10.00 per share to be allocated to the Non-Earnout Shares. He further learned that for Apollo to receive the same value in a transaction described in the Proposal, but in which no consideration was allocated to the Earnout Shares, the merger consideration payable for Non-Earnout Shares would need to be approximately $13.35 per share.

During the meeting, the representative of Nelson Mullins also reviewed the Special Committee’s fiduciary duties and related matters under Delaware law. He informed the Special Committee that, as requested by the Special Committee, Nelson Mullins had spoken with representatives of Potter Anderson & Corroon LLP (“Potter Anderson”) and had confirmed that firm’s willingness to serve as the Special Committee’s Delaware counsel. After discussion, the Special Committee agreed to engage Potter Anderson as its Delaware counsel.

Also during the meeting, representatives of Nelson Mullins and the Special Committee participated in sequential interviews with representatives of the four remaining potential financial advisor candidates. During these interviews, members of the Special Committee and counsel asked various questions of and engaged in discussions with the representatives of the financial advisor candidates.

On March 31, 2012, the Special Committee met telephonically with representatives of Nelson Mullins to discuss the potential financial advisors. A representative of Nelson Mullins reviewed with the Special Committee various legal and other considerations involved in the selection of its financial advisor, including an assessment of the financial advisor’s independence from Parent, the Company and Apollo. Following that discussion, the Special Committee selected two final candidates and directed Nelson Mullins to invite each firm to attend the Special Committee’s next meeting on April 2, 2012 to discuss the advisor’s role and process.

On April 2, 2012, the Special Committee held a telephonic meeting attended by its counsel to hear separately from the final two financial advisory candidates and to question those firms further regarding any conflicts of interest related to the potential transaction those firms might have in representing the Special Committee.

On that same day, representatives of the Company spoke with representatives of UBS and Parent regarding tax due diligence matters.

Also on April 2, 2012, in connection with the exploration of a refinancing, the Company signed engagement letters with third parties to arrange the financing and began holding meetings with such third parties shortly thereafter.

On April 3, 2012, the Special Committee met telephonically with representatives of Nelson Mullins and Potter Anderson regarding the selection of the Special Committee’s financial advisor. The Special Committee considered and discussed Moelis’ prior engagements for portfolio companies of Apollo and an existing restructuring engagement in which an affiliate of Moelis is acting as financial advisor to a group of lenders that includes affiliates of Apollo. Following this discussion, representatives of Nelson Mullins and Potter Anderson reviewed with the Special Committee various legal considerations relevant to the selection of the financial advisor. After discussion, the Special Committee concluded that Moelis’ relationships did not pose a conflict of interest for Moelis’ representation of the Special Committee and that Moelis was qualified to serve as the Special Committee’s financial advisor. The Special Committee then unanimously selected Moelis as its financial advisor.

Also on April 3, 2012, representatives of Skadden, Nelson Mullins and Potter Anderson held a telephonic discussion of various issues regarding the Proposal.

On April 3, 2012 and April 4, 2012, representatives of the Company discussed with representatives of Parent and Debevoise certain legal due diligence matters.

On April 4, 2012, Mr. Leddy met with John Diercksen, Executive Vice President of Strategy, Development & Planning of Parent, in New York and discussed generally the Company’s business.

On April 5, 2012, the Special Committee held a telephonic meeting attended by its counsel and representatives of Moelis to discuss the process to be followed in evaluating and potentially negotiating the Proposal and addressing related matters, including, among other things, communicating with UBS, performing a financial review and analysis of the Company, discussing the Proposal with Apollo and refining a list of other potential buyers of the Company.

Between April 5, 2012 and April 10, 2012, representatives of Moelis held discussions with UBS, Apollo and members of the Company’s management regarding the Company and financial aspects of the Proposal, including treatment of the Earnout Shares, and Nelson Mullins continued its due diligence. At the direction of the Special Committee, a representative of Moelis informed a representative of Apollo that, while the Special Committee had formed no opinion on the adequacy of the value reflected in the Proposal, it had preliminarily concluded that it would only support a final transaction that did not include an allocation of consideration to the Earnout Shares, unless otherwise contemplated by the Escrow Agreement without an amendment to the Escrow Agreement. During this period a representative of Apollo informed Moelis that Apollo was focused on the total value it would receive in the transaction, and that it was not insisting on an allocation of consideration to the Earnout Shares if adequate value could be delivered to Apollo otherwise.

On April 10, 2012, the Special Committee held a telephonic meeting attended by Nelson Mullins and representatives of Moelis to discuss Moelis’ recent communications with Apollo and the status of Moelis’ financial review of the Company. Members of the Special Committee expressed concerns about the assumptions underlying management’s current forecasts in the context of the Special Committee’s review and consideration of the Proposal, and the Special Committee directed Moelis to review the Company’s current forecasts and discuss with management whether the forecasts should be adjusted to reflect future operating risks. Following this discussion, the Special Committee and its legal counsel discussed issues concerning the timing and nature of a pre-signing or post-signing market check. At the conclusion of that discussion, the Special Committee determined to defer any final position on the timing and nature of a market check until Moelis had made further progress in its financial review of the Company.

On April 10, 2012 and April 11, 2012, representatives of the Company discussed with representatives of Parent and Debevoise certain legal due diligence matters.

During telephonic meetings held on April 13, 2012 and April 17, 2012, representatives of Moelis and Nelson Mullins updated the Special Committee regarding their respective efforts. In the meeting on April 13, 2012, Moelis informed the Special Committee that the Company’s management was preparing a revised forecast that was based on assumptions that, in the view of the Special Committee, were more likely to be achieved, and in the meeting on April 17, 2012, Moelis informed the Special Committee that the Company’s management had delivered that revised forecast to Moelis.

On April 19, 2012, the Special Committee held a telephonic meeting attended by its counsel and representatives of Moelis. At the meeting, representatives of Moelis reviewed the following matters, among others, with the Special Committee and its counsel:

•	Moelis’ conversations with representatives of UBS, Apollo and the Company’s management;

•	the Company’s revised financial model, including assumptions and risks, prepared by management of the Company;

•	the Company’s cash position and burn rate;

•	the Company’s efforts to refinance its debt and the risks and complexities that those efforts pose for a transaction arising out of the Proposal;

•	an overview of the financial aspects of the Proposal, which, absent any allocation to the Earnout Shares, represented an implied offer price of $11.83 per share;

•	the Company’s historical stock performance and the relation of that performance to the implied offer price;

•	an overview of Moelis’ preliminary financial analysis;

•	various process and tactical issues for consideration by the Special Committee; and

•	other potential buyers for the Company’s business.

In its discussion regarding other potential buyers, the Special Committee concluded that (a) due to various factors, including the Company’s negative cash flow, it was highly unlikely that any financial buyers would be interested in buying the Company at or above the offer price of $11.83 per share implied by the Proposal, (b) there were a relatively small number of strategic buyers with both the financial capacity and strategic interest to acquire the Company; and (c) if these other strategic acquirers had an interest in acquiring the Company, they are the types of companies that should be able to move quickly following the announcement of a transaction with Parent to determine whether to make a competing bid.

Throughout the April 19, 2012 discussion, Moelis reiterated various risks the Company faces that were identified in discussions with management of the Company and the potential effect of those risks on the

Company’s valuation. During the Moelis presentation, the Special Committee and its counsel asked questions and engaged in discussions with Moelis. After these discussions with Moelis, the Special Committee formed a preliminary view that the Proposal was an attractive offer for the Company’s business.

In an executive session during the meeting, in which representatives of Moelis were not present, representatives of Nelson Mullins and Potter Anderson reviewed with the Special Committee its fiduciary duties under Delaware law in the context of the Proposal, and the Special Committee and counsel discussed the Proposal and issues concerning the Special Committee’s evaluation and potential negotiation of the Proposal, including the need to negotiate an appropriate market check mechanism.

Having concluded that the Proposal offered an attractive valuation, following the executive session the Special Committee discussed with Moelis and the Special Committee’s counsel various strategic and tactical issues facing the Special Committee, including but not limited to:

•	various issues and alternatives involved in negotiations with Parent to obtain the highest possible price that Parent was willing to pay;

•

various alternatives involved in securing the support of Apollo, including the possibility of paying Apollo a control premium, or negotiating for some consideration to be paid to holders of Earnout Shares, if Apollo was unwilling to agree to the Proposal otherwise; and

•

the potential benefits and risks of conducting a pre-signing market check versus entering into an exclusive arrangement with Parent in exchange for a longer period in which other potential buyers could approach the Company after the merger agreement was signed and publicly announced.

In its discussions concerning the pre- versus post-signing market check, the Special Committee concluded preliminarily that: (a) a pre-signing market check could be unacceptably risky in that it could result in competitors receiving confidential information, Parent’s withdrawal of the Proposal, complications for the Company in refinancing its debt, and disruption in the Company’s discussions with its various commercial partners and (b) in light of the number and nature of potential qualified strategic bidders for the Company, and subject to later negotiations with Parent, an effective post-signing market check mechanism could be implemented.

The Special Committee discussed with its legal and financial advisors various issues concerning process and negotiating strategy. The Special Committee concluded that, as an initial step, it would seek to resolve the conflict between Apollo and the other holders of Non-Earnout Shares by exploring whether Apollo was willing to support negotiations of the Proposal that did not involve an allocation of merger consideration to the Earnout Shares. The Special Committee directed Moelis to inform Apollo that the Special Committee’s preliminary view was that the Proposal presented an attractive value for the Company, that the Special Committee was not prepared to support an amendment of the Escrow Agreement to allow allocation of merger consideration to the Earnout Shares, and that the Special Committee was seeking the support of Apollo for the Special Committee to negotiate a transaction with Parent that did not involve such an amendment and allocation.

Later that afternoon, Moelis spoke with a representative of Apollo regarding the Special Committee’s position. The Apollo representative reiterated that Apollo had not insisted on an allocation of consideration to the Earnout Shares, but that it was seeking a transaction that fairly valued Apollo’s total holdings in the Company. The representative for Apollo indicated that Apollo would consider supporting a transaction without an allocation to the Earnout Shares if Parent modified the Proposal to provide enough consideration to deliver a price of $13.35 per Non-Earnout Share.

At a telephonic meeting of the Special Committee held on the morning of April 20, 2012, with counsel and representatives from Moelis in attendance, a representative of Moelis reviewed his conversation with Apollo. Following discussion, the Special Committee directed Moelis to inform UBS that the Special Committee would be interested in engaging in a discussion about the Proposal only if it was revised to reflect (a) merger consideration of $13.50 per Non-Earnout Share, (b) no allocation of consideration to the Earnout Shares and thus no amendment to the Escrow Agreement, and (c) a longer post-signing market check period.

Later that afternoon, a representative of Moelis spoke with a representative of UBS regarding the Special Committee’s position. The UBS representative responded that, in Parent’s view, the price reflected in the Proposal had already been discussed with Apollo before the Proposal was submitted to the Company Board and that there was no more room to increase the price. The UBS representative did indicate that Parent was prepared to negotiate with the Company regarding an appropriate post-signing market check mechanism, but deferred a more specific discussion of that issue until price was resolved.

At a telephonic meeting held on the evening of April 20, 2012, with Special Committee counsel and representatives from Moelis in attendance, the Special Committee received an update from a representative of Moelis regarding his conversations with UBS. After discussion with its legal and financial advisors, the Special Committee instructed Moelis to have further discussions with Apollo regarding the price per share that Apollo would be willing to accept, assuming no allocation of consideration to the Earnout Shares.

On April 21, 2012, a representative of Moelis again spoke with Apollo, and at a telephonic meeting of the Special Committee held later that day with counsel and representatives of Moelis in attendance, a Moelis representative reported that he had informed the Apollo representative that the Special Committee believed the value implied in the Proposal was attractive and would like to proceed with further discussions, but reiterated that the Special Committee would not agree to seek to amend the Escrow Agreement to permit consideration to be allocated to the Earnout Shares. The Apollo representative suggested to the Moelis representative that it might be helpful for Mr. Leddy to speak with Parent and UBS regarding opportunities of the business that Parent may not have factored into its valuation analysis. After discussion, the Special Committee agreed that having additional due diligence information to support a price increase could be helpful to the Special Committee, and the Special Committee instructed Moelis to contact Mr. Leddy in that regard, which Moelis did.

During the period from April 21, 2012 through April 27, 2012, Mr. Leddy and members of senior management of the Company kept Skadden apprised of developments and the discussions between the Special Committee and its representatives, on the one hand, and Apollo and Parent, on the other hand. Representatives of Skadden advised the Company Board and members of the Company’s senior management regarding strategy, process, strategic alternatives, the Company Board’s fiduciary duties and other matters.

At a telephonic meeting held on April 23, 2012 with Special Committee counsel and representatives of Moelis in attendance, the Special Committee received a summary from a representative of Moelis regarding his conversations with Mr. Leddy. Mr. Leddy indicated that he would be willing to meet with representatives of Parent and explore whether Parent was giving the Company full credit for various aspects of the business that Mr. Leddy believed would be valuable to Parent following an acquisition of the Company. After discussion, the Special Committee instructed Moelis to set up a meeting to be attended by Mr. VanStekelenburg (the chair of the Special Committee), Mr. Leddy, the Moelis team and representatives of Parent so that they could discuss the upside opportunities identified by Mr. Leddy.

On April 24, 2012, Mr. VanStekelenburg, a representative of Moelis and Mr. Leddy met with a representative of Parent and a representative of UBS in New York to discuss the Proposal and related matters. At the beginning of the meeting, the parties acknowledged that (a) the Special Committee and Parent were at an impasse on price, (b) Apollo was reserving its support until there was a final determination on price and potential allocation to the Earnout Shares and (c) the Special Committee was not prepared to allow the allocation of consideration to the Earnout Shares in view of the contractual limitations on the rights of holders of those shares. Mr. Leddy then presented his views on the potential value of the various assets and opportunities that the Company would contribute to Parent following an acquisition of the Company. The representatives of Parent responded by saying that they understood the opportunities, that Parent had factored those opportunities into the value presented by the Proposal and that Parent, in determining the value presented in the Proposal, had also considered various execution and other risks inherent in the business of the Company. A senior executive of Parent then related that Parent raised its offer several times in conversations with Apollo before Parent delivered the Proposal and that Parent was not willing to discuss another increase in price at this point.

At a telephonic meeting held on April 25, 2012, with counsel and representatives of Moelis in attendance, the Special Committee received an update from Mr. VanStekelenburg and a representative of Moelis regarding their meeting with Parent and UBS. After discussion, the Special Committee instructed Moelis to inform Apollo about the results of the meeting with Parent and UBS and to reiterate to Apollo that the Special Committee would like to move forward with the Proposal with no allocation of merger consideration to the Earnout Shares.

Later on April 25, 2012, a representative of Moelis spoke with a representative of Apollo to convey the Special Committee’s views to Apollo. The Moelis representative noted that the Special Committee was prepared to negotiate with Parent for a higher price, but that the Special Committee did not believe that Parent would be willing to make any price concessions unless the Special Committee could report to Parent that Apollo supported the Special Committee’s position regarding no allocation to the Earnout Shares. At the end of that conversation, the Apollo representative stated that Apollo was willing to move forward with negotiating the Proposal without any allocation of consideration to the Earnout Shares.

At a meeting held on April 26, 2012, with Special Committee counsel and representatives of Moelis in attendance, the Special Committee received an update from a representative of Moelis regarding his conversation with Apollo. The Special Committee then held an extensive discussion with its legal and financial advisors regarding price and terms of a post-signing market check. In this discussion, the Special Committee noted, among other things, that the Special Committee continued to believe that:

•	the $11.83 per share price implied in the Proposal was attractive to the Company’s stockholders;

•	Parent was unlikely to agree to a substantial price increase, if any;

•	the Special Committee should make a final effort to increase the price for the Company’s stockholders; and

•	it was important to secure a sufficient period post-signing to permit other buyers to make a superior proposal.

The Special Committee discussed with its advisors proposing a post-signing go-shop period, but based on prior discussions with Parent’s advisors, determined that Parent would not agree to a go-shop period. The Special Committee then decided to seek a longer window-shop period.

Given the above factors and others, the Special Committee directed Moelis to convey the following offer to UBS, after Apollo confirmed its support to ensure that the Special Committee and Apollo were fully aligned (which alignment Moelis would emphasize to UBS):

•	an increase in the price per share to $12.10 per share, or approximately $616.4 million in total equity value;

•

a contractual period of 45 days after signing to allow for the receipt and negotiation by the Company Board of potential alternative proposals, even if the proposed merger with Parent had already received stockholder approval; and

•	a termination fee equal to 1.5% of the equity value.

Moelis subsequently conveyed the offer to Apollo, and Apollo confirmed its support. Moelis then delivered the offer to UBS on behalf of the Special Committee, noting that it was supported by Apollo. A representative of UBS subsequently contacted Moelis with Parent’s response.

At a meeting held on April 27, 2012, with counsel and representatives of Moelis in attendance, the Special Committee received an update from a representative of Moelis regarding his conversations with a representative of UBS regarding the Special Committee’s offer. He reported that Parent’s response to the Special Committee’s offer was as follows:

•	a price of $12.00 per share (representing an approximate $9 million increase in the total purchase price compared to the Proposal);

•	a two week post-signing contractual period for receiving and negotiating unsolicited alternative proposals; and

•	a termination fee equal to 3.75% of the equity value.

After extensive discussion of Parent’s counterproposal and after receiving and considering the advice of its legal and financial advisors, the Special Committee instructed Moelis to inform UBS that it would be agreeable to a $12.00 per share price if Parent agreed to (a) a contractual post-signing period of no less than 30 days during which the Company Board could receive and negotiate unsolicited proposals and (b) a termination fee of 3%, subject to negotiation of other acceptable terms in a definitive merger agreement.

In consideration of the contributions to the Company by Company management and key employees and their importance to the successful future performance of the Company, Mr. Leddy prepared a proposal for the compensation, including retention incentives, of management and key employees, which proposal was subsequently expanded to cover additional key employees of the Company. On April 27, 2012, Mr. Leddy sent a copy of the proposal to a representative of Moelis for the information of the Special Committee.

During the period from April 27, 2012 until April 30, 2012, representatives of Moelis spoke with representatives of UBS to discuss the Special Committee’s counteroffer. UBS informed Moelis that Parent would not agree to a post-signing period for consideration and negotiation of unsolicited alternative proposals of longer than three weeks and would insist on a termination fee of 3.75%. Representatives of Nelson Mullins and Potter Anderson then contacted a representative of Debevoise to discuss the duration of the post-signing period during which the Company Board could receive and negotiate potential alternative proposals and the size of the termination fee. After that conversation, a representative of Debevoise contacted the representative of Nelson Mullins to state that Parent would accept a 30-day post-signing period for the receipt and negotiation of unsolicited alternative proposals and would agree to lower the termination fee to 3.5%.

Also during the period from April 27, 2012 until April 30, 2012, representatives of the Company, Parent and UBS had continued discussions regarding information technology due diligence matters.

On April 27, 2012 and April 28, 2012, representatives of Nelson Mullins and Potter Anderson discussed with representatives of Skadden the status of negotiations with Apollo and Parent, as well as strategy, alternatives for obtaining the stockholder consent, timing and next steps. From April 27, 2012 through April 29, 2012, representatives of Skadden had discussions with senior management of the Company regarding these topics, as well as deal protection provisions, regulatory matters and the expected timing to negotiate, sign and close the proposed transaction with Parent.

At a meeting of the Special Committee held on April 30, 2012, representatives of Moelis, Nelson Mullins and Potter Anderson reported on their conversations with UBS and Debevoise, respectively. After extensive discussions with its legal and financial advisors, the Special Committee determined it was prepared to proceed with negotiation of a definitive merger agreement on the basis of Parent’s counterproposal and instructed Nelson Mullins, together with Skadden, to begin negotiating the remaining terms of a definitive merger agreement. The Special Committee charged Nelson Mullins with informing Skadden and Debevoise of the Special Committee’s determination and asked Moelis to inform UBS, and Nelson Mullins and Moelis promptly did so.

On April 30, 2012, Debevoise delivered a draft merger agreement to Nelson Mullins and Skadden. The draft merger agreement provided, among other things, that (1) the Company would not be permitted to solicit alternative transactions but would have the right to terminate the merger agreement if a superior proposal was received during a 30 day post-signing period during which the Company could receive unsolicited competing proposals and (2) Parent would have a perpetual right to terminate the merger agreement in the event that the Apollo Entities failed to execute and deliver, within 48 hours after the execution of the merger agreement, a written consent pursuant to which the Apollo Entities would adopt the merger agreement.

Between April 30, 2012 and May 3, 2012, counsel for the Special Committee, the Company and Moelis reviewed and evaluated the draft merger agreement and assembled a revised draft with their collective comments on behalf of the Special Committee and the Company. On May 1, 2012, representatives of the Company spoke with representatives of Parent, Debevoise and UBS regarding certain due diligence matters.

During the first week of May 2012, the Company continued to explore the refinancing, including negotiations by the Company’s legal counsel of confidentiality agreements with potential lenders.

At a meeting of the Special Committee held on May 3, 2012, to review and consider the draft merger agreement, the Special Committee received advice from Nelson Mullins and Potter Anderson concerning the terms of the proposed merger agreement. After discussion, the Special Committee expressed to its advisors its desire to:

•	preserve the $12.00 per share price;

•

ensure that the Company has a full period of 30 days after the merger agreement is signed (the “30-day market check period”) to receive and negotiate unsolicited alternative proposals that might lead to a superior proposal, even if Apollo were to approve the merger by written consent immediately after signing (as Parent was requesting), as well as a “fiduciary out” pursuant to which the merger agreement could be terminated to accept a superior proposal negotiated during such 30-day market check period;

•

seek to negotiate less restrictive covenants in the merger agreement that govern the operation of the Company’s business between the signing of the merger agreement and closing to give the Company the operational flexibility it would need; and

•	limit Parent’s ability to abandon the transaction after signing the merger agreement.

The Special Committee also considered the proposed stockholder consent structure and the provisions governing the 30-day market check period, in each case discussing possible ways to improve the draft merger agreement from the Special Committee’s standpoint. The Special Committee expressed concern about a provision in the draft merger agreement that would permit Parent not to consummate the transactions contemplated by the merger agreement if holders of 5% or more of shares of Common Stock exercised their appraisal rights. During the course of the meeting, the Special Committee asked questions of the representatives of Nelson Mullins and Potter Anderson about the terms of the draft merger agreement; the anticipated negotiating process, including timing; the Company Board approval process; the mechanics of possible stockholder approval of the merger by written consent; and the contemplated 30-day market check period.

On May 4, 2012, a representative of Skadden called a representative of Debevoise to discuss the draft merger agreement. Later in the afternoon, Skadden sent a revised draft of the merger agreement to Debevoise that reflected its comments and those of counsel to the Special Committee.

On May 7, 2012, Mr. Diercksen met with members of senior management of the Company in Atlanta to discuss general business and plans of the Company.

On May 8, 2012, Mr. Leddy had introductory telephone conversations with Mr. Lowell McAdam, Chief Executive Officer of Parent, and Mr. John Stratton, President of Verizon Enterprise Solutions.

Also on May 8, 2012, representatives of Skadden, Nelson Mullins and Debevoise held a conference call to discuss certain issues with respect to the revised draft merger agreement.

On May 10, 2012, Debevoise sent a revised draft of the merger agreement to Nelson Mullins and Skadden, who continued to work together and with the Special Committee to revise the draft merger agreement. On that same day, representatives of the Company discussed with representatives of Parent and Debevoise certain due diligence matters.

On May 11, 2012, representatives of Skadden, Nelson Mullins and Debevoise held a conference call to negotiate certain provisions of the revised draft merger agreement.

On May 13, 2012, Mr. Leddy sent the previously discussed management compensation proposal to Parent.

On May 14, 2012, Skadden and Nelson Mullins held a call with Debevoise to discuss certain issues with respect to the draft merger agreement.

On May 15, 2012, Skadden delivered a revised draft of the merger agreement to Debevoise reflecting the collective comments of Skadden, Nelson Mullins and Potter Anderson.

On May 17, 2012, the Special Committee met with its advisors to receive an update from counsel regarding the negotiation, and certain terms, of the draft merger agreement. A representative of Nelson Mullins gave a detailed description of the key terms that Nelson Mullins, Skadden and Potter Anderson were negotiating with counsel for Parent, including the mechanics of the 30-day market check period and circumstances under which it could be extended, the interplay between that period and the parties’ termination rights and related matters. During the course of the meeting, the Special Committee asked questions of the representatives of Nelson Mullins and Potter Anderson about the terms of the draft merger agreement; the negotiating process, including timing; the Company Board approval process; the stockholder approval process; and other related matters. The Special Committee urged its advisors to continue their efforts without delay.

On May 17, 2012, after the meeting of the Special Committee described above, the Company Board held a special telephonic meeting to discuss, in addition to other general business items, the status of the transaction. Representatives of Skadden also attended the meeting, and a representative of Nelson Mullins attended a portion of the meeting to make a brief presentation on the Special Committee’s progress and the negotiation, and certain terms, of the draft merger agreement. At the meeting, Mr. Leddy provided an update to the Company Board concerning the status and timing of the merger agreement negotiations. A representative of Skadden then noted that Skadden, Nelson Mullins, Potter Anderson, the Company and the Special Committee had had productive discussions with Debevoise and Parent and discussed outstanding issues regarding the merger agreement. Also on May 17, 2012, Mr. Leddy provided an update to Parent on the Company’s performance.

On May 18, 2012, Skadden sent an initial draft of the Company disclosure letter to the merger agreement to Debevoise. Debevoise also held a call with Skadden and Nelson Mullins to discuss and negotiate certain items in the draft merger agreement. That same day, Debevoise delivered to Skadden drafts of a form of stockholder written consent to adopt the merger agreement and a stockholder letter agreement containing non-solicitation provisions that Parent proposed to be entered into by Apollo. Also on May 18, 2012, representatives of Parent called Mr. Leddy and discussed the Company’s human resources plans and open business items.

On May 21, 2012, members of senior management of the Company had an introductory meeting with an executive team of Parent at Parent’s operations center in Basking Ridge, New Jersey.

Also on May 21, 2012, Debevoise sent revised drafts of the merger agreement and the Company disclosure letter to Skadden and Nelson Mullins.

On May 23, 2012, Skadden sent revised drafts of the merger agreement and the Company disclosure letter to Debevoise, reflecting the collective comments of Skadden, Nelson Mullins and Potter Anderson.

On May 24, 2012, the Special Committee met with its advisors to receive another update from counsel regarding the draft merger agreement. A representative of Nelson Mullins gave an overview to the effect that negotiations on the merger agreement were continuing and that he believed that the parties were close to resolving all open issues in the merger agreement.

Also on May 24, 2012, Skadden, Nelson Mullins and Potter Anderson held multiple conference calls with Debevoise to negotiate certain provisions of the revised draft of the merger agreement. On that day, Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to Apollo, and Debevoise substantially finalized the form of stockholder written consent and the stockholder letter agreement containing non-solicitation obligations pertaining to Apollo. Also on May 24, 2012, representatives of the Company spoke with UBS, Parent and Debevoise regarding outstanding financial matters and legal diligence matters relating to the Company.

On May 25, 2012, Debevoise sent a revised draft of the merger agreement and an initial draft of the Parent disclosure letter to the merger agreement to Skadden and Nelson Mullins. Among other things, the revised draft of the merger agreement reflected the agreement by Parent to increase the threshold for the condition that Parent would not be required to consummate the Merger if holders of a certain percentage of the issued and outstanding shares of Common Stock exercised appraisal rights, from 5% of the issued and outstanding shares of Common Stock, as originally proposed by Parent, to 10% of the issued and outstanding shares of Common Stock. Also on May 25, 2012, representatives of Debevoise held a conference call with representatives of Skadden and the Company to discuss the revised draft of the Company disclosure letter. That same day, Parent also sent a counter-proposal to Mr. Leddy in response to his May 13, 2012 management compensation proposal.

On May 26, 2012, Mr. Leddy contacted the chair of the Special Committee to inform him that Parent had failed to offer a compensation plan for management on terms comparable in the aggregate to the proposal he had submitted to Parent on May 13, 2012.

Also on May 26, 2012, Debevoise sent a revised draft of the Company disclosure letter to Skadden and Nelson Mullins.

On May 29, 2012, the Special Committee held a telephonic meeting to discuss the status of the management compensation proposal and the risks posed to the Company if the remaining issues were not resolved. After discussion, the Special Committee directed its advisors to contact Parent or its advisors to encourage Parent to modify its compensation proposal. Later that day, Moelis communicated that message to UBS.

On May 29, 2012, representatives of Debevoise, UBS, Skadden, Nelson Mullins and Moelis participated in a conference call to discuss open issues in the merger agreement and other documentation, timing and next steps. That same day, representatives of the Company spoke with representatives of Parent and Debevoise regarding outstanding legal diligence matters.

Later on May 29, 2012, Skadden sent a revised draft of the Company disclosure letter to Debevoise reflecting comments of the Company.

Also on May 29, 2012, representatives of Parent and Debevoise reviewed additional information provided in the hard-copy data room at the offices of Skadden. Later that evening, Debevoise sent revised drafts of the merger agreement and the Company disclosure letter to Skadden and Nelson Mullins.

On May 30, 2012, Mr. Diercksen called Mr. VanStekelenburg and a representative of Moelis to discuss the status of the management compensation proposal. In the course of the conversation, Mr. Diercksen indicated Parent’s strong desire to sign the merger agreement promptly. Shortly after that call, Mr. VanStekelenburg and a representative of Nelson Mullins called Mr. Leddy to relay Mr. Diercksen’s message.

On May 30, 2012, Skadden sent a revised draft of the merger agreement to Debevoise reflecting the collective comments of Skadden, Nelson Mullins and Potter Anderson. Later that evening, Debevoise sent revised drafts of the merger agreement and the Company disclosure letter back to Skadden and Nelson Mullins. Also on that day, Mr. Leddy called Mr. Diercksen to discuss certain management compensation issues. At the end of the conversation, these management compensation issues were resolved.

On May 30, 2012 and May 31, 2012, representatives of Skadden and Debevoise discussed the Company disclosure letter.

During the day on May 31, 2012, Skadden, Nelson Mullins and Debevoise continued to exchange drafts of the merger agreement and the Company disclosure letter.

On May 31, 2012, after the close of trading, the Special Committee held a telephonic meeting to discuss the merger agreement negotiations, the status of the management compensation package and the topics to be addressed at the subsequent joint meeting of the Special Committee and the Company Board. Mr. VanStekelenburg indicated that he had contacted Mr. Leddy regarding the status of the compensation discussions, and Mr. Leddy informed him that management would support the transaction notwithstanding its perspective on the overall management compensation package. The Special Committee then reviewed with counsel the events contemplated to occur at the subsequent joint meeting and related meeting of the Special Committee.

Later on May 31, 2012, following the meeting of the Special Committee, the Special Committee and the Company Board held a joint special meeting to consider the proposed Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Representatives of Skadden, Nelson Mullins, Potter Anderson and Moelis also attended the meeting. At the joint meeting, the Special Committee and the Company Board received and discussed (a) information presented to the Company Board by senior management of the Company, (b) information and advice with respect to (1) the directors’ fiduciary duties from representatives of Skadden, and (2) the terms of the proposed merger agreement, from representatives of Skadden and Nelson Mullins and (c) Moelis’ financial analysis of the Merger Consideration and the Moelis Opinion to the effect that, as of May 31, 2012, and based upon and subject to the conditions and limitations set forth in the opinion, the Merger Consideration to be received in the Merger by the holders of shares of Common Stock, other than the Excluded Persons, is fair, from a financial point of view, to such holders. For purposes of the Moelis Opinion, the term “Excluded Persons” refers to Apollo, including its officers and affiliates who are holders of shares of Common Stock.

The members of the Special Committee then excused themselves from the joint meeting with the Company Board (which was adjourned until the Special Committee finished the deliberations described below) and held a meeting of the Special Committee with its counsel to consider the proposed Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement after having received and discussed the information and advice described above. Upon careful consideration of such information and advice, the Special Committee unanimously (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, for the Company to enter into the Merger Agreement, and to consummate the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (b) recommended submission of the Merger Agreement to the full Company Board for its consideration, (c) recommended that the Company Board approve and adopt the Merger Agreement, and declare that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable, fair to, and in the best interests of the Company and its stockholders and (d) recommended that the Company Board submit the Merger Agreement to the Company’s stockholders for adoption, and that the Company Board resolve to recommend that the stockholders of the Company adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement.

The members of the Special Committee then rejoined the joint meeting of the Special Committee and the full Company Board and such joint special meeting resumed. The Special Committee informed the Company Board of its findings and recommendations. The full Company Board, after (A) receiving the Special Committee’s findings and recommendations, (B) carefully considering the Special Committee’s recommendation and information presented to the Company Board by senior management of the Company, (C) receiving Moelis’ financial analysis of the Merger Consideration and the Moelis Opinion and information and advice from the Company’s and the Special Committee’s legal advisors and (D) engaging in a discussion of those matters that the Company Board believed were necessary or appropriate to enable it to properly evaluate and reach an informed decision regarding the advisability of the terms of the Merger Agreement, unanimously (1) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and to consummate the transactions contemplated thereby, including the Merger, (2) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, and (3) subject to certain limited rights of the Company to terminate the Merger Agreement in connection with an unsolicited superior proposal, resolved to recommend the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger, by the holders of the shares of Common Stock, upon the terms and subject to the conditions set forth in the Merger Agreement.

After the joint special meeting between the Special Committee and Company Board concluded, Skadden, Nelson Mullins and Debevoise finalized the definitive documentation for the transaction. Early in the morning on June 1, 2012, the Company, Parent and Sub executed the Merger Agreement. Shortly thereafter, the Apollo Entities, as stockholders holding in the aggregate a majority of the outstanding shares of Common Stock, executed the Written Consent. Later in the morning of June 1, 2012, the Company and Parent issued a joint press release announcing the Merger.

Reasons for the Merger

In the course of the Special Committee and the Company Board making the determinations described above in “The Merger—Background of the Merger” beginning on page 18, the Special Committee and the Company Board consulted with management of the Company, as well as their legal and financial advisors, and considered the following potentially positive factors, which are not intended to be exhaustive and are not presented in any relative order of importance:

•

the Company Board’s and the Special Committee’s understanding of the (a) business, operations, financial condition and prospects of the Company, including the risks in achieving its operational plans in light of the Company’s liquidity constraints and the need to raise capital, (b) negative effect of a “going concern” audit report, (c) possible alternatives to the sale of the Company, including continuing to operate the Company as an independent public company and (d) range of potential benefits to the stockholders of the Company of these alternatives, as well as the assessment of the Company Board and the Special Committee that none of these alternatives was reasonably likely to present superior opportunities for the Company to create greater value for the Company’s stockholders, taking into account the timing and the likelihood of accomplishing such alternatives, the need for additional investment resources to accomplish such alternatives and the risks of failing to successfully effect such alternatives, including the business, competitive, industry and market risks applicable to the Company;

•

the belief of the Special Committee, after consulting with its financial advisor and counsel, that the Special Committee has obtained the highest price per share of Common Stock that Parent is willing to pay as a result of the negotiations between the parties;

•

the fact that the Merger Consideration of $12.00 per share to be received by the Company’s stockholders in the Merger represented a significant premium over the market prices at which shares of Common Stock had ever traded prior to the announcement of the execution of the Merger Agreement, including the fact that the Merger Consideration of $12.00 represented a premium of approximately:

•

the fact that the Merger Consideration of $12.00 per share to be received by the Company’s stockholders in the Merger represented a significant premium over the market prices at which shares of Common Stock had ever traded prior to the announcement of the execution of the Merger Agreement, including the fact that the Merger Consideration of $12.00 represented a premium of approximately:

•	175.9% over the $4.35 closing price of shares of Common Stock on May 31, 2012, the last trading day before the announcement of the execution of the Merger Agreement,

•

182.1% over the $4.25 Volume-Weighted Average Price of shares of Common Stock (“VWAP,” which is a measure of the average price over a specified period weighted by the number of shares traded at each price) for the one month period ended May 30, 2012,

•	196.8% over the $4.04 VWAP for the six month period ended May 30, 2012,

•	203.2% over the $3.96 VWAP for the one year period ended May 30, 2012, and

•	247.1% over the $3.46 VWAP for the period beginning April 1, 2009, one day after the closing of the Polaris Merger, through May 30, 2012; and

•

the fact that the Merger Consideration is payable in cash, providing liquidity and certainty of value to holders of shares of Common Stock in comparison to either a transaction in which the Company’s stockholders would receive stock or the risks and uncertainty that would be inherent in continuing to operate the Company as an independent public company and executing the Company’s business plan;

•

the support of the Apollo Entities, which control approximately 59.2% of the aggregate voting power of shares of Common Stock and which will be receiving the same form and amount of Merger Consideration for their shares of Common Stock as all other stockholders, as evidenced by their agreement to execute and deliver the Written Consent;

•

the fact that the Special Committee and the Company Board received the Moelis Opinion, as more fully described below under “The Merger—Opinion of the Financial Advisor of the Special Committee” beginning on page 38, and the review by the Special Committee and the Company Board of the financial analyses conducted by Moelis in connection with the Moelis Opinion;

•	the terms of the Merger Agreement, as reviewed by the Company Board and the Special Committee with their legal advisors, including:

•	the terms of the Merger Agreement providing the Company sufficient operating flexibility to conduct its business in the ordinary course between signing the Merger Agreement and the Closing,

•	the fact that Parent’s and Sub’s obligation to complete the Merger is not subject to any financing condition,

•

the Company Board’s ability under certain circumstances, and during the 30-day period following execution of the Merger Agreement to furnish information to, and conduct negotiations with, third parties who present unsolicited bona fide Takeover Proposals, as more fully described under “The Merger Agreement—Restrictions on Solicitations; Takeover Proposals” beginning on page 66,

•

the inclusion of provisions that will allow the Company Board, under certain circumstances and even though the Company Stockholder Approval has already been obtained, until 11:59 p.m. New York City time, on July 1, 2012, to consider and respond to unsolicited bona fide Takeover Proposals or engage in discussions or negotiations with the person making such Takeover Proposals, subject to certain notice and other requirements, and, until 11:59 p.m. New York City time on July 1, 2012 (subject to limited extensions provided in the Merger Agreement) to terminate the Merger Agreement to accept a Superior Proposal, subject to certain notice requirements and other conditions and the requirement that the Company pay the termination fee as more fully described under “The Merger Agreement—Termination of the Merger Agreement” beginning on page 72,

•

the Company Board’s and the Special Committee’s determinations that the termination fee of $21,385,000 payable by the Company to Parent under certain circumstances was reasonable in light of, among other things, the benefits of the Merger to the Company’s stockholders, the typical size of such fees in similar transactions and the likelihood that a fee of such size would not preclude or unreasonably restrict the emergence of alternative transaction proposals as more fully described under “The Merger Agreement—Fees and Expenses” beginning on page 74, and

•

the ability of the Company, under certain circumstances, to seek specific performance to prevent certain breaches of the Merger Agreement by Parent and Sub and to enforce specifically the terms of the Merger Agreement;

•

the Merger Consideration and the other terms of the Merger Agreement resulted from extensive negotiations between the Special Committee (which was composed solely of members of the Company Board who are not officers or employees of the Company and are not affiliated with Apollo or Parent) and its advisors and the Company and its legal advisor, on the one hand, and Parent and its advisors, on the other hand;

•

the availability of appraisal rights to the stockholders of the Company who comply with all of the required procedures under Section 262 of the DGCL for exercising such rights, which allow such holders to seek appraisal of the “fair value” of their stock as determined by the Court of Chancery of the State of Delaware in lieu of receiving the Merger Consideration;

•	the limited conditions to the Closing and the fact that those conditions were, in the view of the Special Committee and the Company Board, attainable prior to December 1, 2012; and

•	the experience, reputation and financial capability of Parent.

In addition to the foregoing factors, in the course of determining that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement were advisable and in the best interests of the Company’s stockholders, the Special Committee consulted with management of the Company, as well as its legal and financial advisors, and considered the following factors (which are not intended to be exhaustive and are not presented in any relative order of importance):

•

all holders of shares of Common Stock of the Company (other than Earnout Shares, Dissenting Shares and shares held by Parent, the Company and their respective wholly owned subsidiaries) will receive the same form and amount of consideration per share of Common Stock in connection with the Merger, and the Earnout Shares will be cancelled in the Merger without consideration in accordance with the terms of the Escrow Agreement;

•

the Special Committee was composed solely of the members of the Company Board who are not officers or employees of the Company and are not affiliated with Apollo or Parent, and the Special Committee was authorized to engage, and did engage, its own advisors, was authorized to communicate, and did communicate, directly with management of the Company, and was authorized to communicate and negotiate, and did communicate and negotiate, with Parent and Apollo in connection with any such transaction; and

•	the process leading to a potential transaction as described above in “The Merger—Background to the Merger” beginning on page 18.

The Special Committee and the Company Board also considered a number of uncertainties, risks and potentially negative factors in their deliberations concerning the Merger, including, but not limited to, the following factors, which are not intended to be exhaustive and are not presented in any relative order of importance:

•

the concern of the Special Committee and the Company Board regarding the possible disruption of the Company’s business that could result from announcement of the Merger and the resulting distraction of management’s attention from day-to-day operations of the business and its ability to attract and retain key employees during the pendency of the Merger;

•

the fact that following completion of the Merger, the Company will no longer exist as an independent public company and that the Company’s existing stockholders, including holders of Earnout Shares, will no longer participate in the potential future growth in the Company’s assets, future earnings growth, future appreciation in value of shares of Common Stock or any future dividends;

•	the fact that, under the terms of the Merger Agreement, the Company cannot solicit other Takeover Proposals;

•

the fact that, as a condition to entering into the Merger Agreement, Parent required that the Merger Agreement include a provision permitting Parent to terminate the Merger Agreement if the Apollo Entities failed to execute and deliver the Written Consent within 24 hours of execution of the Merger Agreement (which right to terminate by Parent would have existed for five business days following such failure);

•

the fact that the Special Committee determined not to engage in an active market check or public auction prior to execution of the Merger Agreement and the fact that, under the terms of the Merger Agreement, if the Apollo Entities executed and delivered the Written Consent, the Company would have only 30 calendar days following execution of the Merger Agreement in which it could engage in discussions and negotiations with persons who make unsolicited bona fide Takeover Proposals and in which it could terminate (within such 30 days, subject to certain limited extensions) the Merger Agreement to accept a Superior Proposal, subject to certain notice requirements and other conditions and the requirement that the Company pay the termination fee, as more fully described under “The Merger Agreement—Restrictions on Solicitations; Takeover Proposals” beginning on page 66 and “The Merger Agreement—Termination of the Merger Agreement” beginning on page 72;

•

the fact that, after 30 calendar days (subject to certain limited extensions) following the execution of the Merger Agreement (assuming execution and delivery of the Written Consent), the Company would not be permitted to engage in discussions or negotiations regarding alternative Takeover Proposals or to terminate the Merger Agreement to pursue an alternative sale or business combination transaction;

•	the fact that any gain from an all-cash transaction such as the Merger generally will be taxable to the Company’s stockholders for U.S. federal income tax purposes;

•

the risks and costs to the Company if the Merger does not close, including potential attrition of the Company’s senior executives and other key employees, potential diversion of management’s attention from other strategic priorities and the potential adverse effect on the Company’s customer and other commercial relationships;

•

the fact that, while the Merger is expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Merger will be satisfied or waived, and as a result, it is possible that the Merger may not be completed, as described under “The Merger Agreement—Conditions to the Merger” beginning on page 71;

•

the fact that the Company must pay a termination fee of $21,385,000 in cash if the Merger Agreement is terminated under certain circumstances, including if the Company Board exercised its right to terminate the Merger Agreement in connection with a Superior Proposal which may deter others from proposing an alternative transaction that may be more advantageous to the Company’s stockholders;

•	the fact that the Company has incurred and will incur substantial expenses related to the transactions contemplated by the Merger Agreement, regardless of whether the Merger is consummated; and

•

the fact that the Merger Agreement prohibits the Company from taking a number of actions relating to the conduct of its business prior to the Closing without the prior consent of Parent, which may delay or prevent the Company from undertaking business opportunities that may arise during the pendency of the Merger, whether or not the Merger is completed.

In addition, the Company Board and the Special Committee were aware of and considered the interests that the Company’s directors and officers may have with respect to the Merger that differ from, or are in addition to, their interests as stockholders of the Company generally, as described in “The Merger—Interests of the Company’s Directors and Officers in the Merger” beginning on page 50.

The Company Board and the Special Committee concluded that the uncertainties, risks and potentially negative factors relevant to the Merger were outweighed by the potential benefits that it expected the Company and the Company’s stockholders would achieve as a result of the Merger. The foregoing discussion summarizes the material information and factors considered by the Special Committee and the Company Board in their consideration of the Merger. Each of the Special Committee and the Company Board reached the unanimous decision to recommend and approve the Merger Agreement, as applicable, in light of the factors described above and other factors that each member of the Special Committee and the Company Board believed were appropriate. In view of the variety of factors and the quality and amount of information considered, the Special Committee and the Company Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching their determinations. In addition, individual members of the Special Committee and the Company Board may have given different weight to different factors. Each of the Company Board and the Special Committee conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, management of the Company, the Special Committee’s financial advisor, and the Company’s and the Special Committee’s legal advisors, and considered the factors overall to be favorable to, and to support, its determinations. It should be noted that this explanation of the reasoning of the Special Committee and the Company Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section entitled “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 14.

Opinion of the Financial Advisor of the Special Committee

At a joint meeting of the Special Committee and the Company Board held on May 31, 2012, Moelis delivered an oral opinion, which was confirmed by delivery of a written opinion, dated May 31, 2012, addressed to the Special Committee and the Company Board to the effect that, as of the date of the opinion, and based upon and subject to the conditions and limitations set forth in the opinion, the Merger Consideration to be received in the Merger by the holders of shares of Common Stock, other than the Excluded Persons, is fair, from a financial point of view, to such holders.

The full text of the Moelis Opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C to this information statement and is incorporated herein by reference. Stockholders are urged to read the Moelis Opinion carefully and in its entirety.

The Moelis Opinion was provided for the use and benefit of the Special Committee and, at the direction of the Special Committee, the Company Board, in their evaluation of the Merger. The Moelis Opinion is limited solely to the fairness, from a financial point of view, of the Merger Consideration to be received in the Merger by the holders of shares of Common Stock (other than the Excluded Persons) and does not address the Company’s underlying business decision to effect the Merger or the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available to the Company. The Moelis Opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should act with respect to the Merger or any other matter. The Moelis Opinion was approved by a Moelis fairness opinion committee.

In arriving at its opinion, Moelis, among other things:

•	reviewed certain publicly available business and financial information relating to the Company that Moelis deemed relevant;

•

reviewed certain internal information relating to the businesses, earnings, cash flow, assets, liabilities and prospects of the Company furnished to Moelis by the Company, including certain financial forecasts provided by the Company that Moelis was directed to utilize by the Special Committee;

•

conducted discussions with members of senior management and representatives of the Company and the Special Committee concerning the publicly available and internal information described in the foregoing clauses, as well as the businesses and prospects of the Company generally;

•	reviewed publicly available financial and stock market data of certain other companies in lines of business that Moelis deemed relevant;

•	reviewed the financial terms of certain other acquisition transactions in lines of business that Moelis deemed relevant;

•

performed discounted cash flow analyses of the Company’s principal businesses and, in the case of the Company’s Networkfleet, Inc. (“Networkfleet”) segment, certain other analyses, based upon historical results and financial forecasts furnished to Moelis by the Company, as part of a sum-of-the-parts analysis of the Company;

•	reviewed a draft of the Merger Agreement, dated May 31, 2012;

•	participated in certain discussions and negotiations among representatives of the Company and Parent and their financial and legal advisors, as well as Apollo; and

•	conducted such other financial studies and analyses and took into account such other information as Moelis deemed appropriate.

In connection with its review, Moelis did not assume any responsibility for independent verification of any of the information supplied to, discussed with, or reviewed by Moelis for the purpose of its opinion and has, with the consent of the Special Committee, relied on such information being complete and accurate in all material respects. In addition, at the direction of the Special Committee, Moelis did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor was Moelis furnished with any such evaluation or appraisal. With respect to the financial forecasts referred to above, Moelis assumed, at the direction of the Special Committee, that they were reasonably prepared on a basis reflecting best currently available estimates and judgments under the business scenario reflected in such forecasts as to the future performance of the Company and were a reasonable basis for evaluating the Company. Such forecasts did not reflect potential revenues, if any, from certain early-stage business opportunities being pursued or contemplated to be pursued by the Company. Moelis expressed no view or opinion as to such forecasts or the assumptions upon which they were based, and Moelis further relied upon the assurances of the senior management of the Company that they were unaware of any facts that would make such forecasts incomplete or misleading. For additional information regarding the financial forecasts provided by the Company to Moelis, including the Revised Company Forecast referred to below under the caption “Sum-of-the-Parts Analysis,” see “The Merger—Certain Company Forecasts,” beginning on page 45.

The Moelis Opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Moelis as of, the date of its opinion. At the direction of the Special Committee, Moelis was not asked to, nor did it, offer any opinion as to the material terms of the Merger Agreement or the form of the Merger. In rendering its opinion, Moelis assumed, with the Special Committee’s consent, that the final executed form of the Merger Agreement did not differ in any material respect from the draft that Moelis examined, that the Merger will be consummated in accordance with its terms, and that each of the parties to the Merger Agreement will comply with all the material terms of the Merger Agreement and will not waive any condition applicable to it. Moelis was not authorized to solicit and did not solicit indications of interest in a possible transaction with the Company from any party. Moelis expressed no view as to, and its opinion does not address, the fairness of the Merger or any aspect or implication of the Merger to, or any other consideration of or relating to, the holders of Earnout Shares (with respect to such Earnout Shares), or any other type or class of securities, creditors or other constituencies of the Company, other than the fairness of the Merger Consideration from a financial point of view to the holders of shares of Common Stock (other than the Excluded Persons). In addition, Moelis did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any of the Company’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration. Except as described in this summary, neither the Special Committee nor the Company Board imposed any other instruction or limitation on Moelis with respect to the investigations made or procedures followed by Moelis in rendering its opinion.

The following is a summary of the material financial analyses performed by Moelis and presented to the Special Committee and the Company Board at their joint meeting held on May 31, 2012, in connection with its opinion.

Some of the summaries of financial analyses below include information presented in tabular format. To fully understand Moelis’ analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Moelis’ analyses.

Historical Stock Trading Analysis

Moelis reviewed the historical closing trading prices for shares of Common Stock for the period between March 31, 2009, when the Company completed the Polaris Merger, and May 30, 2012.

The analysis indicated the following:

		HUGHES Telematics @ $12.00
	Metric	Premium
Current	$4.35	175.9%
1-Month VWAP (1)	4.25	182.1%
6-Month VWAP (1)	4.04	196.8%
1-Year VWAP (1)	3.96	203.2%
52-Week High Close	5.45	120.2%
52-Week Low Close	2.25	433.3%
VWAP Since Merger (1), (2)	3.46	247.1%
High Close Since Merger (2)	6.50	84.6%

(1)	VWAP is a measure of the average price over a specified trading horizon weighted by shares traded at each price. VWAP sourced from Capital IQ.
(2)	Merger figures are as of April 1, 2009, one day after the close of the Polaris Merger.

Sum-of-the-Parts Analysis

General

Moelis performed a sum-of-the-parts analysis of the Company by performing separate financial analyses of the Company’s principal businesses, Networkfleet, HUGHES Telematics—Original Equipment Manufacturer (“OEM”), HUGHES Telematics—In-Drive and Lifecomm, as more fully described below. Moelis also calculated an implied range of estimated present values of the Company’s estimated remaining net operating loss carryforwards (“NOLs”). Moelis then calculated an implied per share equity value reference range for the Company based on (a) the implied total enterprise value reference range for the Company derived from the analyses referred to above less the Company’s net debt (as of March 31, 2012) as adjusted for the potential conversion of the Company’s senior subordinated unsecured debt for common stock in connection with the refinancing of the Company’s senior secured term indebtedness maturing in March 2013 anticipated by management if the Merger does not occur and (b) a pro-forma fully diluted share count of the Company as adjusted to reflect the potential issuance of approximately 7.9 million additional shares in the aggregate to holders of the Company’s senior subordinated unsecured debt and new lenders participating in the refinancing of the Company’s senior debt absent the Merger. Financial data of the Company, including pro forma adjustments to net debt and the Company’s share count, were based on internal estimates of the Company’s management and other data and guidance provided by the Company.

This sum-of-the-parts analysis indicated an implied per share reference range for the Company as follows, as compared to the Merger Consideration to be received in the Merger:

Segment	Low	High
($ in millions, except per share data)
Networkfleet	$85	$110
HUGHES Telematics—OEM	282	391
HUGHES Telematics—In-Drive	93	143
Lifecomm (1)	0	3
NOLs	56	63

Total Enterprise Value	$516	$710
Implied Equity Value	$448	$642
Implied Equity Value per Share	$7.82	$10.96

(1)	Reference value range represents the Company’s approximate 54% interest in the Lifecomm joint venture.

Networkfleet Financial Analyses

As part of the sum-of-the-parts analysis, Moelis performed financial analyses of Networkfleet using the following methodologies:

Selected Public Company Analysis. Moelis reviewed financial information of the following selected publicly traded commercial fleet management companies, which are in the industry in which Networkfleet operates.

•	Hemisphere GPS Inc.

•	Trimble Navigation Limited

•	Webtech Wireless Inc.

•	Wireless Matrix Corp.

•	XATA Corp.

Moelis reviewed, among other things, enterprise values (which, for these purposes, is equal to the market value of each company’s fully diluted common equity on May 30, 2012 plus the value of any preferred stock, plus, as of each company’s most recently reported quarter end, its short and long term debt less its cash and cash equivalents plus book value of non-controlling interest) as a multiple of estimated EBITDA (defined for purposes of the Moelis Opinion as earnings before interest, taxes, depreciation, amortization, and stock-based compensation expense, where applicable) for the calendar year 2012 (“2012E”). 2012E data for the selected companies were based on publicly available consensus research analysts’ estimates for those companies. The implied mean, median, high and low 2012E multiples for the selected companies were 9.9x, 9.4x, 14.5x and 6.2x, respectively. Moelis then applied a range of selected multiples of 9.0x to 12.0x to the segment’s 2012E EBITDA for purposes of calculating an estimated value of the Networkfleet segment.

Selected Precedent Transaction Analysis. Moelis reviewed financial information of the following selected business combination transactions announced between July 2006 and March 2012, which involve companies in the industry in which Networkfleet operates:

Date Announced	Target	Acquirer
03/06/12	SFT Telematics	AutoVision Wireless Inc.
12/05/11	SkyBitz Inc.	Telular Corp.
11/07/11	UTC Fire & Security Corporation (Insurance, Telematics & Fleet Management Business)	Telogis, Inc.
07/20/11	PeopleNet Communications Corporation	Trimble Navigation Limited
04/11/11	Masternaut International	Cybit Holdings plc (Francisco Partners)
02/08/11	Intergis, LLC	Telogis, Inc.
11/08/10	Enfora, Inc.	Novatel Wireless Inc.
07/31/10	SageQuest, LLC	FleetMatics Limited
07/01/10	Remote Dynamics, Inc.	Telogis, Inc.
06/02/10	Trafficmaster Plc	Vector UK
12/31/09	Discrete Wireless, Inc.	Francisco Partners Management LLC
12/10/09	Cybit Holdings plc	Francisco Partners Management LLC
11/27/09	Masternaut UK Limited	Masternaut SAS
03/25/09	Masternaut SAS	Hub Telecom SA
02/09/09	Darby Corporate Solutions, Inc.	Telogis, Inc.
08/10/08	FleetMatics Limited	Investcorp Technology Partners
08/02/07	Orbit One, LLC	Numerex Corp.
12/10/06	@Road, Inc.	Trimble Navigation Limited
07/20/06	Networkcar, Inc. (nka Networkfleet)	Hughes Telematics, Inc.

For each of the selected transactions, Moelis reviewed, among other things, the target’s enterprise value as a multiple of the target’s latest 12-month revenue (“LTM Revenue”) to the extent information was publicly available. The implied mean, median, high and low multiples for LTM Revenue for the selected transactions were 1.8x, 1.3x, 4.1x and 0.5x, respectively. Moelis then applied a range of selected multiples of 2.0x to 2.5x to the segment’s LTM Revenue for purposes of calculating an estimated value of the Networkfleet segment.

Discounted Cash Flow Analysis. Moelis performed a discounted cash flow (“DCF”) analysis of the Networkfleet segment based upon the Revised Company Forecast provided by the Company’s management. A DCF analysis is a method of evaluating a business using estimates of the future unlevered free cash flows generated by the businesses and taking into consideration the time value of money with respect to those future cash flows by calculating their “present value.” For purposes of the Moelis Opinion, “free cash flow” refers to the segment’s unlevered net income plus depreciation and amortization, less capital expenditures, less the investment in working capital. For purposes of the Moelis Opinion, “present value” refers to the current value of future free cash flows and is obtained by discounting those future free cash flows back to the present using a discount rate that takes into account estimates of risk, the opportunity costs of capital and other factors. For purposes of the Moelis Opinion, “terminal value,” as used below, refers to the value of all free cash flows from an asset for periods beyond the final forecast period. In performing the DCF analysis of the Networkfleet segment, Moelis utilized a range of discount rates of 16% to 18% to calculate estimated present values of (a) the projected after-tax unlevered free cash flows for the final two quarters of 2012 through the year ending December 31, 2017, and (b) the December 31, 2017 terminal value derived by applying a range of multiples to estimated 2017 segment EBITDA, from 6.0x to 8.0x. The financial projections for the Networkfleet segment utilized in this DCF analysis did not include any allocation of corporate costs based on guidance from the Company’s management. The discount rate range utilized in this DCF analysis reflects, in part, an estimated weighted average cost of capital calculation using, among other things, the selected public commercial fleet management companies listed above.

The financial analyses for the Networkfleet segment described above indicated an implied value reference range of approximately $85 million and $110 million.

HUGHES Telematics—OEM and In-Drive Financial Analysis

As part of the sum-of-the-parts analysis, Moelis performed a DCF analysis of the Company’s OEM and In-Drive businesses based upon the Revised Company Forecast provided by the Company’s management. Moelis utilized a range of discount rates from 23% to 27% in the case of OEM and 28% to 32% in the case of In-Drive (reflecting a 5% premium relative to OEM) to calculate estimated present values of (a) the projected after-tax unlevered free cash flows for the final two quarters of 2012 through the year ending December 31, 2017, and (b) the December 31, 2017 terminal value derived by applying a range of multiples to estimated 2017 segment EBITDA of 7.0x to 9.0x in the case of OEM and 5.0x to 7.0x in the case of In-Drive. The financial projections utilized in this DCF analysis included an allocation of shared expenses, depreciation and amortization, capital expenditures and working capital investment based on guidance from the Company’s management. The discount rate ranges utilized in this DCF analysis reflects, in part, (a) an estimated cost of equity calculation using, among other things, a comparison group of high-growth automobile-focused satellite-delivered entertainment companies, SIRIUS Satellite Radio and XM Satellite Radio, at points in time (2005 and 2004, respectively) when they possessed relative revenue generation characteristics similar to those currently possessed by the Company’s OEM business and were also generating operating losses and (b) a premium to such estimated cost of equity ranging from 3% to 7% given that, at the applicable time, both SIRIUS Satellite Radio and XM Satellite Radio had generally lower risk profiles compared to the OEM segment resulting from a greater number of in-place OEM contracts and subscribers, relatively fewer competitors and fewer disruptive technology threats. This analysis indicated implied value reference ranges of approximately $282 million and $391 million for the OEM business and approximately $93 million and $143 million for the In-Drive business.

Lifecomm Financial Analysis

As part of the sum-of-the-parts analysis, Moelis performed a DCF analysis of the Company’s approximate 54% interest in the Lifecomm joint venture based upon the Revised Company Forecast provided by the Company’s management. Moelis utilized a range of discount rates of 33% to 37% to calculate estimated present values of (a) the projected after-tax unlevered free cash flows for the final two quarters of 2012 through the year ending December 31, 2017 and (b) the December 31, 2017 terminal value derived by applying a range of multiples to estimated 2017 segment EBITDA from 10.0x to 14.0x. The financial projections utilized in this DCF analysis included an allocation of shared expenses, consolidated depreciation and amortization, capital expenditures and working capital investment based on guidance from the Company’s management. The discount rate ranges utilized in this DCF analysis reflect, in part, the average 15 to 20 year returns of the U.S. Venture Capital—Early Stage Index as published by the National Venture Capital Association. This analysis indicated an implied value reference range of approximately $0 million and $3 million for the Company’s approximate 54% interest in the Lifecomm joint venture.

NOL Calculation

As part of the sum-of-the-parts analysis, Moelis calculated an implied range of estimated present values of the Company’s estimated remaining NOLs assuming such NOLs have no annual usage limitations and utilizing a discount rate range of 24% to 28%. This discount rate range reflected the average of the discount rate ranges utilized in the separate discounted cash flow analyses described above weighted by the respective estimated EBITDA for Networkfleet, HUGHES Telematics—OEM, HUGHES Telematics—In-Drive and Lifecomm during the calendar years 2012 through 2017. This analysis indicated an implied reference range of approximately $56 million and $63 million for the Company’s estimated remaining NOLs.

Premiums Paid Analysis

Moelis performed a premiums paid analysis using the stock price premiums paid in publicly announced merger and acquisition transactions between May 30, 2007 and May 30, 2012 involving targets with headquarters in the United States in transactions with 100% cash consideration and enterprise values between $500 million and $5.0 billion. The premiums in this analysis were calculated by comparing the per share acquisition price in each transaction to the target company’s single day closing share price for the date (a) one day prior to the announcement of the transaction; (b) one week prior to the announcement of the transaction; (c) one month prior to the announcement of the transaction; and (d) 60 days prior to the announcement of the transaction. Moelis then compared the medians of such premiums paid in the observed transactions in this analysis to the respective premiums implied by the Merger Consideration relative to the Company’s closing stock price on May 30, 2012 and the volume weighted average share price, or VWAP, of the Company’s shares for one-week, one-month and 60-day periods ended May 30, 2012. As part of its premiums paid analysis, Moelis observed 259 transactions for the analysis of the 60-day period and 261 transactions for the analysis of the other periods. The results of the premiums paid analysis were as follows:

	Premium to Stock Price Over:
	One Day	One Week	One Month	Sixty Day
Median	27.8%	28.5%	32.8%	36.6%
HUGHES Telematics at $12.00 (1)	175.9%	174.3%	182.1%	192.7%

(1)	One day premium represents the closing price, and not the VWAP, as of May 30, 2012.

Other Information

Moelis also noted for the Special Committee certain additional factors that were referenced for informational purposes, including, among other things:

•

publicly available financial and stock market data of 11 other selected publicly held companies in the same industries as the Company’s OEM and In-Drive businesses, comprised of three consumer anti-theft/security companies (Ascent Capital Group, Inc., LoJack Corp. and Ituran Location & Control Ltd.), three satellite-delivered entertainment companies (DIRECTV, Inc., Dish Network Corp. and SIRIUS XM Radio Inc.), three personal navigation device companies (Garmin Ltd., TeleNav, Inc. and TomTom NV) and two automotive infotainment companies (Harman International Industries Inc. and VOXX International Corporation), including, among other things, mean, median, high and low 2012E EBITDA multiples of 6.6x, 6.6x, 6.6x and 6.6x, respectively, in the case of the selected consumer anti-theft/security companies, 8.3x, 5.8x, 13.7x and 5.4x, respectively, in the case of the selected satellite-delivered entertainment companies, 5.9x, 5.0x, 11.6x and 0.9x, respectively, in the case of the selected personal navigation device companies and 5.7x, 5.7x, 6.3x and 5.0x, respectively, in the case of the selected two automotive infotainment companies; and

•

a preliminary offer the Company received in early 2012 for its Networkfleet segment from an unaffiliated third party. The indicative offer valued the Networkfleet segment at approximately $83.5 million.

Miscellaneous

This summary of the analyses is not a complete description of the Moelis Opinion or the underlying analyses, and factors considered in connection with, the Moelis Opinion. The preparation of a fairness opinion is a complex analytical process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying the Moelis Opinion. In arriving at its fairness determination, Moelis considered the results of all of its analyses and made its fairness determination on the basis of its experience and professional judgment.

No company or transaction used in the analyses described above is identical to the Company (or any of its segments) or the Merger. In addition, such analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because the analyses described above are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither the Company, nor Moelis or any other person assumes responsibility if future results are materially different from those forecast.

The Merger Consideration was determined through arms’ length negotiations between the Special Committee and Parent and was approved by the Special Committee and the Company Board. Moelis did not recommend any specific amount of consideration to the Special Committee, the Company or the Company Board, or that any specific amount or type of consideration constituted the only appropriate consideration for the Merger.

Moelis acted as financial advisor to the Special Committee in connection with the Merger and will receive a fee for its services, currently estimated to be approximately $4,770,000 in the aggregate, $1,000,000 of which became payable in connection with the delivery of its opinion, regardless of the conclusion reached therein, and the remainder of which is contingent upon completion of the Merger. In addition, the Company has agreed to indemnify Moelis for certain liabilities arising out of its engagement.

Moelis’ affiliates, employees, officers and partners may at any time own securities of the Company, Parent, Apollo and certain affiliates of Apollo. Moelis has provided and in the future may provide investment banking and other services to Apollo or its affiliates unrelated to the Merger and received and may receive compensation for such services. In the last two years prior to the date of the opinion, Moelis received fees, which in the aggregate were in excess of Moelis’ aggregate fee referred to above in connection with the Merger, for acting as, among other things, (1) financial advisor to a portfolio company of Apollo in connection with a restructuring of such portfolio company and (2) co-manager for public and private offerings of securities by certain portfolio companies of Apollo. In addition, a joint venture of Moelis’ parent is currently acting as financial advisor to a group of lenders, which includes an affiliate of Apollo, in connection with a restructuring of another company unrelated to the Company. The Special Committee selected Moelis as its financial advisor in connection with the Merger because Moelis has substantial experience in similar transactions. Moelis is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, and valuations for corporate and other purposes.

Certain Company Forecasts

Overview

The Company does not as a matter of course publicly disclose long-term forecasts or internal projections of its future performance, revenues, earnings, financial condition or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. In connection with recent efforts to refinance its senior secured term indebtedness, however, the Company’s management prepared certain prospective financial information, which is referred to in this information statement as the “Initial Company Forecast.” The Company’s management provided the Initial Company Forecast to potential private lenders as well as to Parent and its advisors.

The Company’s management also prepared certain prospective financial information reflecting assumptions under a more conservative business scenario than used in the Initial Company Forecast, that is referred to in this information statement as the “Revised Company Forecast.” The Company’s management prepared the Revised Company Forecast following discussions with the Special Committee’s financial advisor in which the advisor, at the direction of the Special Committee, reviewed with management, and requested that management undertake a critical assessment of, the various assumptions underlying the Initial Company Forecast and management’s judgment as to the risks associated with the achievement of the assumptions, including:

•	the rate at which consumers are expected to adopt the Company’s products and services;

•	the rate of revenue growth;

•	competitive positioning and pressures;

•	the likelihood of being awarded additional customer contracts;

•	planned launch and ramp-up of new business lines; and

•	the availability of sufficient capital to achieve the forecasted results.

The Special Committee’s financial advisor reviewed the Revised Company Forecast with the Special Committee. The Special Committee determined it would be more appropriate for Moelis to rely on the Revised Company Forecast for purposes of its analysis, rather than the Initial Company Forecast, and, accordingly, the Special Committee directed Moelis to utilize the Revised Company Forecast for purposes of its analysis. This conclusion was based on a number of factors, including the Special Committee’s view that the revised business assumptions underlying the Revised Company Forecast were likely to be more reflective of achievable results and the Special Committee’s observation that, in light of the inherent uncertainty involved in forecasting results related to new service offerings for a small number of distribution partners and customers in a difficult economic environment, the Company had been unable to achieve the results presented in various other forecasts that management had prepared and presented to the Company Board since the Polaris Merger in 2009.

Cautions Regarding the Forecasts

Neither the Initial Company Forecast nor the Revised Company Forecast (together, the “Forecasts”) were prepared with a view toward public disclosure. We have included the most significant portions of the Forecasts below, including a description of management’s key assumptions supporting each Forecast. This information is being included because the Initial Company Forecast was made available to the Special Committee, the Company Board, Parent and their respective advisors, and the Revised Company Forecast was made available to the Special Committee and the Special Committee’s advisors only. The inclusion of this information should not be regarded as an indication that the Special Committee, the Company Board, any of their advisors or any other person considered, or now considers, the Forecasts to be material or necessarily predictive of actual future results, and the Forecasts should not be relied upon as such. Management’s internal financial forecasts, like the Forecasts and the assumptions upon which the Forecasts were based, are subjective in many respects and thus subject to interpretation. While presented with numerical specificity, the Forecasts reflect numerous estimates and assumptions made by management with respect to industry performance and competition, general business, economic, market and financial conditions and matters specific to the Company’s business, all of which are difficult to predict and many of which are beyond the Company’s control. There can be no assurance that these Forecasts will be realized or that actual results will not be significantly higher or lower than forecasted. The Forecasts cover multiple years and such information by its nature becomes subject to greater uncertainty with each successive year. As a result, the inclusion of the Forecasts in this information statement should not be relied on as necessarily predictive of actual future events.

The Forecasts are not intended to comply with GAAP, the published guidelines of the SEC regarding projections and the use of non-GAAP measures or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Forecasts include financial metrics that were not prepared in accordance with GAAP. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. Neither PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, nor any other independent accountants have compiled, examined or performed any procedures with respect to the Forecasts, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the prospective financial information. The PricewaterhouseCoopers LLP report incorporated by reference into this information statement relates to the Company’s historical financial information. It does not extend to the prospective financial information and should not be read to do so.

The Forecasts are forward-looking statements and were based on numerous variables and assumptions that are inherently uncertain. Important factors that may affect actual results and cause the Forecasts not to be achieved include, but are not limited to, risks and uncertainties relating to the achievement of the various assumptions noted above; the reliance on a small number of distribution partners and customers; customer acceptance; technological and operational risks; the availability of adequate capital to fund the Company’s operational plans; other factors described or referenced under “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 14; and other risk factors described in the Company’s filings with the SEC that could cause actual results to differ materially from those shown below. The Company’s stockholders are urged to review the Company’s most recent SEC filings for a description of the Company’s reported results of operations and financial condition during the fiscal year ended December 31, 2011 and for the first quarter of 2012. The Forecasts reflect assumptions that are difficult to predict and subject to change and may not reflect current prospects for the Company’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the Forecasts were prepared. In addition, the Forecasts do not take into account any of the transactions contemplated by the Merger Agreement that might also cause actual results to differ materially. Accordingly, there can be no assurance that the Forecasts will be realized or that the Company’s future financial results will not materially vary from the Forecasts.

No one has made or makes any representation regarding the information included in the Forecasts. Readers of this information statement are cautioned not to rely unduly, if at all, on the Forecasts. Some or all of the assumptions that have been made regarding, among other things, the timing of certain occurrences or effects, may have changed since the dates the Forecasts were made. The Company has not updated and does not intend to update or otherwise revise the Forecasts to reflect circumstances existing after the date when made or to reflect the occurrence or non-occurrence of future events, even if any or all of the assumptions on which the Forecasts were based are shown to be in error. The Company has made no representation to Parent or Sub in the Merger Agreement or otherwise concerning the Forecasts.

Certain information regarding the material assumptions underlying the Forecasts is provided after the following tables.

Initial Company Forecast

March 22, 2012

($ in millions)	2012E	2013E	2014E	2015E	2016E	2017E
Revenues
Networkfleet	$48.1	$56.3	$64.5	$74.3	$84.2	$94.4
HUGHES Telematics—OEM	47.6	76.6	129.1	199.5	279.9	370.0
HUGHES Telematics—In-Drive	41.7	182.2	295.3	399.1	474.3	535.4
Lifecomm (¹)	2.8	26.7	61.5	103.4	146.8	190.9

Total Revenues	$140.2	$341.8	$550.4	$776.3	$985.2	$1,190.7

EBITDA (2)
Networkfleet	$9.2	$15.8	$21.7	$26.7	$32.0	$37.6
HUGHES Telematics—OEM	35.8	47.0	66.2	99.2	135.2	180.4
HUGHES Telematics—In-Drive	11.0	57.0	126.3	190.1	244.4	288.4
Lifecomm (¹)	(10.9)	0.8	13.6	23.5	33.9	43.3
Subtotal	$45.1	$120.6	$227.8	$339.5	$445.5	$549.7
Shared Expenses (3)	(68.6)	(63.2)	(62.0)	(61.9)	(62.0)	(62.1)

Total EBITDA	$(23.5)	$57.4	$165.8	$277.6	$383.5	$487.6

Levered Free Cash Flows (4)	$(17.0)	$101.9	$236.0	$334.2	$315.2	$369.6

(1)	Lifecomm shown at 100%; the Company owns 54% of the joint venture.
(2)	EBITDA for each business does not reflect an allocation of shared expenses or corporate overhead.
(3)	Represents expenses shared by the OEM, In-Drive and Lifecomm businesses as well as corporate overhead.
(4)	The Initial Company Forecast did not include free cash flow by business line.

Revised Company Forecast

April 16, 2012

($ in millions)	2012E	2013E	2014E	2015E	2016E	2017E
Revenues
Networkfleet	$48.1	$56.3	$64.5	$72.3	$79.3	$85.6
HUGHES Telematics—OEM	47.5	73.8	116.8	167.9	220.7	276.0
HUGHES Telematics—In-Drive	19.6	73.4	104.9	140.6	176.2	210.4
Lifecomm (¹)	1.7	17.5	34.8	52.8	71.3	90.7

Total Revenues	$116.9	$221.0	$321.0	$433.6	$547.5	$662.7

EBITDA
Networkfleet	$9.2	$15.8	$21.7	$25.4	$28.7	$31.8
HUGHES Telematics—OEM	35.7	45.1	59.0	84.6	109.5	138.8
HUGHES Telematics—In-Drive	4.2	17.9	40.4	59.3	78.2	96.1
Lifecomm (¹)	(11.1)	(2.0)	7.7	11.9	16.5	20.7
Subtotal	$38.0	$76.8	$128.8	$181.2	$232.9	$287.4
Shared Expenses (2)	(68.6)	(66.3)	(68.7)	(71.5)	(74.8)	(81.3)

Total EBITDA	$(30.5)	$10.5	$60.1	$109.7	$158.1	$206.1

Levered Free Cash Flows (3)	$(25.7)	$13.2	$71.6	$119.1	$178.7	$232.9

(1)	Lifecomm shown at 100%; the Company owns 54% of the joint venture.
(2)	Represents expenses shared by the OEM, In-Drive and Lifecomm businesses as well as corporate overhead. EBITDA for each business does not reflect an allocation of such shared expenses. Data by business used in the sum-of-the-parts financial analysis performed in connection with the Moelis Opinion reflects allocation of shared expenses based on guidance provided by the Company’s management.
(3)	The Revised Company Forecast did not include free cash flow by business line. The DCF analyses performed in connection with the Moelis Opinion utilized estimated unlevered free cash flow by business line reflecting the Revised Company Forecast adjusted for allocation of shared expenses, capital expenditures, working capital and other items to the businesses, based on guidance provided by the Company’s management.

The following paragraphs provide information regarding the material assumptions underlying the Forecasts.

Networkfleet

Revenues for the Networkfleet segment are primarily driven by the number of units sold or activated, deactivations and average service revenue per unit. The primary costs are driven by service and hardware costs as well as support costs such as sales/marketing, research/development and general/administrative costs. The differences between the Initial Company Forecast and the Revised Company Forecast are primarily related to the growth rates of units sold and the average service revenue per subscriber, in each case, beginning on January 1, 2015.

HUGHES Telematics—OEM

Revenues for the OEM business are primarily driven by the number of vehicles equipped and sold by the Company’s OEM partners, activation rates for trials to the Company’s service offerings, conversion rates from a trial to a paid service offering, renewal rates following each period of paid service and subscription pricing. The primary costs are driven by revenue sharing agreements and costs of service as well as support costs such as sales/marketing, research/development and general/administrative costs. The differences between the Initial Company Forecast and the Revised Company Forecast are primarily related to the number of equipped vehicles sold, conversion rates and renewal rates.

HUGHES Telematics—In-Drive

Revenues for the In-Drive business are primarily driven by vehicle installations of the Company’s aftermarket hardware device, customer churn, subscription pricing and hardware prices. The primary costs are driven by hardware and service costs as well as support costs such as sales/marketing, research/development and general/administrative costs. The differences between the Initial Company Forecast and the Revised Company Forecast are primarily related to the number of vehicle installations and customer churn rate.

Lifecomm

Revenues for the Lifecomm segment are primarily driven by sales of devices, cancellations of subscriptions and subscription pricing. The primary costs are driven by hardware and service costs as well as support costs such as sales/marketing, research/development and general/administrative costs. The differences between the Initial Company Forecast and the Revised Company Forecast are primarily related to sales of devices and customer churn rate.

Shared Expenses

The Company’s shared expenses include costs that are shared primarily by the OEM and In-Drive businesses, as well as costs related to corporate-level functions and the support of the network infrastructure. These costs include sales/marketing, research/development, general/administrative and service costs. The Revised Company Forecast assumes a higher level of shared expenses due to more conservative estimates of such expenses than were used in the Initial Company Forecast.

Financing for the Merger

Parent has advised the Company that it will use cash on hand to finance the Merger. The Merger is not contingent on the receipt of any proceeds from any debt financing.

Payment of Merger Consideration and Surrender of Stock Certificates

Record holders of shares of Common Stock will be sent letters of transmittal describing how such holder may exchange their shares of Common Stock for the Merger Consideration promptly after the completion of the Merger.

You should not return your Common Stock certificates to the Company, and you should not forward your Common Stock certificates to the payment agent without a completed and signed letter of transmittal. If you hold uncertificated shares of Common Stock (i.e., you hold your shares in book-entry form), you will automatically receive the Merger Consideration, without interest and subject to reduction for any required withholding taxes, as promptly as practicable after the Effective Time without any further action required on your part.

Unless you hold uncertificated shares of Common Stock (i.e., you hold your shares in book-entry form), you will not be entitled to receive the Merger Consideration until you deliver a duly completed and executed letter of transmittal to the payment agent. If your shares are certificated, you must also surrender your Common Stock certificate or certificates to the payment agent. If ownership of your shares is not registered in the transfer records of the Company, a check for any cash to be delivered will only be issued if the applicable letter of transmittal is accompanied by all documents reasonably required to evidence and effect transfer and to evidence that any applicable stock transfer taxes have been paid.

If your shares of Common Stock are held in “street name” by your bank, brokerage firm, trust or other nominee, you should contact your bank, brokerage firm, trust or other nominee.

Interests of the Company’s Directors and Officers in the Merger

Members of the Company Board and the Company’s named executive officers have certain interests in the Merger that may be different from, or in addition to, your interests as a stockholder. These interests include the following:

Stock Options

Under the Company’s incentive plans, the Company has granted Earnout Options and Non-Earnout Options. The exercise of the Earnout Options is subject to the attainment of certain trading price targets of shares of Common Stock (which targets are in excess of the Merger Consideration). The Non-Earnout Options vest upon continued employment for a specified period of time or other performance based criteria. The Merger Agreement provides that at the Effective Time, all outstanding Earnout Options, including those held by the Company’s directors and the named executive officers, will be cancelled and will cease to exist, and no consideration will be paid in exchange for the cancellation.

The Merger Agreement provides that all outstanding Non-Earnout Options that are vested and exercisable at the Effective Time (“Vested Non-Earnout Options”), including those held by the Company’s directors and named executive officers, will be cancelled and converted into a right to receive an amount in cash (rounded to the nearest cent), without interest, equal to the product of the (1) excess, if any, of the Merger Consideration over the exercise price per share of such Non-Earnout Option and (2) number of shares of Common Stock that may be purchased pursuant to such Non-Earnout Option (the “Non-Earnout Option Consideration”). The cash payments will be made within 10 business days following the Closing Date, net of all applicable tax withholdings. Each Non-Earnout Option that is unvested as of the Effective Time (the “Unvested Non-Earnout Option”) will be converted into a right to receive the Non-Earnout Option Consideration, net of all applicable tax withholdings, payable on the earliest of (1) December 31, 2012, (2) the last payroll date of Parent in 2012 and (3) the payroll date of Parent following the date the Non-Earnout Option would have become vested (such date, the “Unvested Non-Earnout Option Payment Date”); provided, however, that if a holder’s employment with Parent or its subsidiaries is terminated prior to the Unvested Non-Earnout Option Payment Date (A) without “Cause” (as defined in the HUGHES Telematics, Inc. 2009 Equity and Incentive Plan), (B) by the holder for “Good Reason” (as defined in the HUGHES Telematics, Inc. 2009 Equity and Incentive Plan), (C) by reason of the holder’s “Disability” (as defined in the HUGHES Telematics, Inc. 2009 Equity and Incentive Plan) or (D) by reason of the holder’s death, then, in the case of any of clauses (A)–(D), the Unvested Non-Earnout Option Consideration will be payable to such holder promptly following such termination of employment, subject, in the case of a termination pursuant to clause (A) or (B) only, to the holder’s execution and non-revocation of a release of claims in a form reasonably acceptable to Parent. If a holder’s employment with Parent or its subsidiaries is terminated prior the Unvested Non-Earnout Option Payment Date for any reason other than as set forth in clause (A), (B), (C) or (D), then such holder shall forfeit any right to the unpaid Non-Earnout Option Consideration as of the date of such termination. All unvested Non-Earnout Options held by the Company’s named executive officers will become fully vested immediately prior to the Closing.

The table below provides the following information for each of the Company’s directors and named executive officers who hold Non-Earnout Options, assuming that the Merger was completed as of the date of this information statement: (a) the aggregate number of shares underlying Unvested Non-Earnout Options that will vest immediately prior to the Closing and (b) the spread of those Unvested Non-Earnout Options on a pre-tax basis, calculated by multiplying (1) the excess, if any, of the Merger Consideration over the per share exercise price of such Unvested Non-Earnout Option by (2) the number of shares of Common Stock that may be purchased pursuant to such Unvested Non-Earnout Option.

Name	Number of Shares Subject to Unvested Non-Earnout Options	Spread ($)
Directors
Andrew D. Africk	0	N/A
Marc V. Byron	0	N/A
Andrew P. Hines	0	N/A
Warren N. Lieberfarb	0	N/A
Steven Martinez	0	N/A
Matthew H. Nord	0	N/A
Aaron J. Stone	0	N/A
Mark VanStekelenburg	0	N/A
Named Executive Officers
Jeffrey A. Leddy	43,750	$297,938
Erik J. Goldman	48,750	$370,688
Craig J. Kaufmann	40,000	$304,650
Robert C. Lewis	45,000	$345,150
Keith J. Schneider	35,000	$265,200

Continuing Employment with Parent

The Company’s named executive officers are expected to serve as employees of Parent or the Surviving Corporation after the Effective Time. The Merger Agreement does not require Parent or the Surviving Corporation to continue the employment of any specific person. As of the date of this information statement, neither Parent nor the Surviving Corporation nor any of their affiliates has entered into any legally binding agreement with any of the Company’s named executive officers regarding their employment following the completion of the Merger, but Parent has indicated that it currently intends to offer the following compensation packages to the named executive officers.

Immediately following the Closing, the named executive officers will be transitioned to Parent’s compensation structure. Parent’s compensation structure generally consists of base salary, which is expected to be the same for the named executive officers as it was immediately prior to the Closing, an annual short-term incentive award opportunity (“STI”) and, for eligible employees, an annual long-term incentive award opportunity (“LTI”). It is expected that Mr. Leddy will have an annual target STI award opportunity of 75% of base salary and an annual target LTI award opportunity of 225% of base salary. It is expected that each of Messrs. Goldman and Schneider will have an annual target STI award opportunity of 60% of base salary and an annual target LTI award opportunity of 150% of base salary. It is expected that each of Messrs. Kaufmann and Lewis will have an annual target STI award opportunity of 40% of base salary and an annual target award opportunity of 75% of base salary.

Parent’s annual LTI award program is with respect to shares of Parent’s common stock and consists of performance stock units (“PSUs”) and restricted stock units (“RSUs”). The RSUs cliff vest after three years of continued employment and are payable in shares of Parent’s common stock. The PSUs will cliff vest at the end of the three-year performance period if, and to the extent that, the applicable performance criteria are achieved at the end of the performance period, subject also to continued employment through the end of the performance period. PSUs are payable in cash. Grants of awards are conditioned on the acceptance of the award agreement, which contains a non-compete and other restrictive covenants.

For retention purposes, Parent intends to grant each named executive officer a full year LTI award in 2012, to be issued only in RSUs, which will vest, subject to the terms and conditions of the award agreement, at the end of 2014 and will be payable in shares of Parent’s common stock, less applicable tax withholdings, at the same time long term incentives are paid to other employees of Parent. In addition, Parent intends to grant each named executive officer a full year LTI award in 2013 and subsequent years, in accordance with Parent’s standard practices as described above. Each of the 2012 and 2013 LTI grants will be contingent upon the continued employment of such named executive officer with Parent or the Surviving Corporation on the date of grant. Under the terms of Parent’s LTI plan, upon an involuntary termination of employment without cause, death, disability or qualifying retirement, subject to the execution and non-revocation of a release, each named executive officer’s then unvested RSUs will vest and be paid on the regularly scheduled payment date and each named executive officer’s then unvested PSUs will vest and be paid on the regularly scheduled payment date, but only if and to the extent that the applicable performance criteria for the award are achieved at the end of the applicable award cycle.

It is also expected that the named executive officers of the Company will be eligible for an STI award for the full year 2012 in accordance with Parent’s standard practices.

In addition, Parent intends to make supplemental RSU grants to the named executive officers, contingent upon the continued employment of such named executive officer with Parent or the Surviving Corporation on the date of grant. The supplemental RSU grant would vest, subject to the terms and conditions of the award agreement, 50% on the first anniversary of the Closing and the remaining 50% on the second anniversary of the Closing, subject to continued employment of such named executive officer through each of the anniversary dates. RSUs, to the extent they become vested and payable, will be paid in shares of Parent’s common stock, less applicable tax withholdings. Under the terms of Parent’s LTI plan, upon an involuntary termination of employment without cause, death or disability, subject to the execution and non-revocation of a release, each named executive officer’s then unvested supplemental RSUs will vest and be paid on the regularly scheduled payment date. The following sets forth the expected supplemental RSU grants:

Number of Supplemental RSUs
Jeffrey A. Leddy	10,000
Erik J. Goldman	7,500
Craig J. Kaufmann	5,000
Robert C. Lewis	5,000
Keith J. Schneider	7,500

Following the Closing, Parent will establish a retention pool equal to $1,000,000 in the aggregate, which will provide for payments in such amounts established by Parent to the named executive officers (and two additional employees) for continued service with the Parent or its subsidiaries through the six-month anniversary of the Closing, or prior to such date upon such participant’s “Qualifying Separation” (as defined in Parent’s applicable severance plan) on a pro-rated basis taking into account employment through the termination date, subject to the participant’s execution and non-revocation of a release of claims in a form satisfactory to Parent.

The named executive officers will be eligible to participate in Parent’s severance plan immediately following the Closing. Parent’s severance plan generally provides for the following payments and benefits subject to the execution and non-revocation of a release of claims acceptable to Parent: a lump-sum cash separation payment equal to a multiple of the executive’s base salary and target STI award opportunity, continuing medical coverage for the applicable severance period and a pro-rated STI award at threshold for the year of termination. For Mr. Leddy, it is expected that his cash severance multiple would be one times the sum of his base salary and target STI award opportunity. For each of Messrs. Goldman and Schneider, it is expected that each of their cash severance amounts would be determined based on their weekly compensation (base salary and target STI award opportunity divided by 52) times 2 times years of service, with a 39 week minimum and 52 week maximum. For each of Messrs. Kaufmann and Lewis, it is expected that each of their cash severance amounts would be determined based on their weekly compensation (base salary and target STI award opportunity divided by 52) times 2 times years of service, with a 26 week minimum and 35 week maximum.

In addition, Parent or the Surviving Corporation will pay to each named executive officer who continues as an employee of Parent or the Surviving Corporation or any of their respective subsidiaries following the Closing Date such officer’s annual bonus for the fiscal year ended December 31, 2011 that has been accrued and unpaid prior to the Closing Date, net of all applicable tax withholdings, in cash within 10 business days following the Closing Date.

Golden Parachute Compensation

This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each named executive officer of the Company that is based on or otherwise relates to the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the Merger-related compensation payable to the Company’s named executive officers.

All Unvested Non-Earnout Options held by the Company’s named executive officers will become fully vested immediately prior to the Closing. Upon consummation of the Merger, all outstanding Vested Non-Earnout Options will be cancelled and converted into a right to receive an amount in cash (rounded to the nearest cent), without interest, equal to the product of the (1) excess, if any, of the Merger Consideration over the exercise price per share of such Vested Non-Earnout Option and (2) number of shares of Common Stock that may be purchased pursuant to such Vested Non-Earnout Option. The cash payments will be made within 10 business days following the Closing Date, net of all applicable tax withholdings.

The following table sets forth the approximate amount that each named executive officer would receive in respect of the Unvested Non-Earnout Options that become Vested Non-Earnout Options immediately prior to the Closing, based on a $12.00 per share price of Common Stock and assuming that the Merger was completed as of the date of this information statement.

Golden Parachute Compensation
Name	Equity ($)(1)
Jeffrey A. Leddy	$297,938
Erik J. Goldman	$370,688
Craig J. Kaufmann	$304,650
Robert C. Lewis	$345,150
Keith J. Schneider	$265,200

(1)	Represents cash payment with respect to the cancellation of the Unvested Non-Earnout Options that become Vested Non-Earnout Options immediately prior to the Closing.

In addition, Parent or the Surviving Corporation will pay to each named executive officer who continues as an employee of Parent or the Surviving Corporation or any of their respective subsidiaries following the Closing Date such officer’s annual bonus for the fiscal year ended December 31, 2011 that has been accrued and unpaid prior to the Closing Date, net of all applicable tax withholdings, in cash within 10 business days following the Closing Date.

Special Committee Compensation

For their services on the Special Committee, each of Messrs. VanStekelenburg, Hines and Lieberfarb each received additional compensation in the amount of $20,000, plus a fee in the amount of $15,000 for each four-week period beginning on April 9, 2012, and reimbursement for all reasonable expenses incurred in connection with serving on the Special Committee.

Indemnification and Insurance

The Merger Agreement contains provisions relating to the indemnification of and insurance for the Company’s and its subsidiaries’ past and present directors and officers. From and after the Effective Time, the Surviving Corporation and its subsidiaries will indemnify, defend and hold harmless all past and present directors and officers of the Company and its subsidiaries (collectively, the “Indemnified Parties”) against any costs, expenses (including attorneys’ fees and expenses and disbursements), judgments, fines, losses, claims, damages or liabilities incurred in connection with any action arising out of or pertaining to the fact that the Indemnified Party is or was a director, officer, employee or fiduciary of the Company or any of its subsidiaries or is or was serving at the request of, or to represent the interest of, the Company or any of its subsidiaries as a director, officer, partner, member, trustee, fiduciary, employee or agent of any other corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, including any charitable or not-for profit public service organization or trade association, whether asserted or claimed prior to, at or after the Effective Time (including with respect to acts or omissions occurring in connection with the Merger Agreement and the consummation of the transactions contemplated thereby) and provide advancement of expenses to the Indemnified Parties (within 10 days of receipt by Parent or the Surviving Corporation from an Indemnified Party of a request therefor, together with an undertaking by such Indemnified Party to repay all amounts so advanced in the event it is ultimately and finally determined by a governmental entity that such Indemnified Party is not entitled to be indemnified under the Merger Agreement or under applicable law), to the fullest extent permitted by applicable law as it presently exists or may be amended (but only to the extent such amendment permits Parent or the Surviving Corporation to provide broader indemnification rights or rights of advancement of expenses than such law permitted Parent or the Surviving Corporation to provide prior to such amendment). The Surviving Corporation and its subsidiaries also will, to the fullest extent permitted by applicable law, include and cause to be maintained in effect in the Surviving Corporation’s (or any successor’s) certificate of incorporation and bylaws for a period of six years after the Effective Time, provisions regarding elimination of liability of directors, and indemnification of and advancement of expenses to directors and officers of the Company, no less favorable than those contained in the Company’s certificate of incorporation and the Company’s bylaws, as applicable.

In addition, prior to the Effective Time, the Company will purchase a single-premium prepaid “tail” directors’ and officers’ liability insurance policy covering the period of six years from the Effective Time with respect to acts or omissions occurring at or prior to the Effective Time (a “Tail Policy”), which Tail Policy will be effective as of the Effective Time and will provide for policy limits, terms, conditions, retentions and levels of coverage at least as favorable in the aggregate to the directors and officers covered under such insurance policies as the existing policy limits, terms, conditions, retentions and levels of coverage; provided that the aggregate premium for such Tail Policy will not exceed 250% of the Company’s current aggregate annual premium for its existing directors’ and officers’ liability insurance policies. Following the Closing, Parent will, or will cause the Surviving Corporation (or its successor) to, maintain such Tail Policy purchased by the Company in effect for so long as such Tail Policy remains in effect in accordance with its terms.

Certain Interests of the Apollo Entities

Certain directors of the Company were nominated by the Apollo Entities and may also serve as executive officers or managers of such entities. Under the Merger Agreement, Parent and the Company have agreed to the repayment of certain indebtedness of the Company to the Apollo Entities as soon as reasonably practicable after the Closing, to the extent not already repaid prior to the Closing.

Accounting Treatment

The Merger will be accounted for pursuant to purchase accounting in accordance with applicable accounting guidance.

Material U.S. Federal Income Tax Consequences of the Merger to Our Stockholders

The following is a summary of the material U.S. federal income tax consequences of the Merger relevant to U.S. Holders. The discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing U.S. Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect). This discussion applies only to U.S. Holders that hold shares of Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment) and does not apply to shares of Common Stock acquired pursuant to the exercise of employee stock options or otherwise as compensation, shares of Common Stock held as part of a “straddle,” “hedge,” “constructive sale,” “conversion transaction” or other integrated investment, or to certain types of holders (including, without limitation, financial institutions, investors in pass-through entities, insurance companies, regulated investment companies, real estate investment trusts, U.S. expatriates, holders subject to the alternative minimum tax under the Code, holders whose “functional currency” is not the U.S. dollar, tax-exempt organizations and dealers in securities) that may be subject to special rules. The discussion also does not address the U.S. federal income tax consequences to any holder of shares of Common Stock who or which, for U.S. federal income tax purposes, is not a U.S. Holder, such as a partnership, a nonresident alien individual, a foreign corporation or a foreign estate or trust. In addition, this discussion does not address the effect of any U.S. federal estate or gift tax laws, as well as any state, local, non-U.S. or other tax laws.

For the purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Common Stock that is: (1) a citizen or resident of the U.S., (2) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes), created or organized in or under the laws of the U.S., any state thereof or the District of Columbia, (3) an estate that is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership or other entity taxed as a partnership for U.S. federal income tax purposes holds shares of Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the Merger to them.

EACH U.S. HOLDER SHOULD CONSULT ITS TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO IT OF THE MERGER, INCLUDING THE APPLICATION AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS AND POSSIBLE CHANGES IN TAX LAWS.

Exchange of Common Stock for Cash

The receipt of cash for shares of Common Stock pursuant to the Merger by a U.S. Holder will be a taxable transaction for U.S. federal income tax purposes, and a U.S. Holder that receives cash in exchange for shares of

Common Stock pursuant to the Merger will recognize capital gain or loss equal to the difference (if any) between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares of Common Stock exchanged in the Merger. Gain or loss must be determined separately for each block of shares of Common Stock exchanged pursuant to the Merger (for example, shares acquired at the same cost in a single transaction). Such capital gain or loss will be long-term capital gain or loss if the U.S. Holder has held such shares for more than one year at the time of the completion of the Merger. There are limitations on the deductibility of capital losses.

Cancellation of Earnout Shares for No Consideration

Beneficial owners of Earnout Shares (which, pursuant to the terms of the Escrow Agreement, will automatically be cancelled with no consideration paid therefor) should be viewed as owning the underlying shares of Common Stock for U.S. federal income tax purposes. Upon cancellation of such Earnout Shares for no consideration in the Merger, a U.S. Holder should recognize a capital loss equal to the U.S. Holder’s adjusted tax basis in such Earnout Shares. There are limitations on the deductibility of capital losses.

Information Reporting and Backup Withholding

Payments to a U.S. Holder in connection with the Merger may be subject to information reporting and backup withholding. A U.S. Holder will not be subject to backup withholding, however, if such holder (i) timely furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on a properly completed Internal Revenue Service Form W-9 (or successor form) or (ii) is otherwise exempt from backup withholding. Any amounts withheld under the backup withholding rules will generally be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided such holder timely furnishes the required information to the Internal Revenue Service. Each U.S. Holder should consult its tax advisors as to such U.S. Holder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

Regulatory and Other Governmental Approvals

The completion of the Merger is subject to compliance with the HSR Act. On June 11, 2012, each of Parent and Apollo made the requisite filings with the Antitrust Division and the FTC pursuant to the HSR Act and requested early termination of the initial 30-day waiting period. The applicable waiting period under the HSR Act will expire at 11:59 p.m. New York City time on July 11, 2012, unless earlier terminated or extended. The Antitrust Division or FTC could issue a Second Request, thus extending the review period until such time as the parties substantially comply with the Second Request and following an additional 30-day review period thereafter. At any time before or after the consummation of the Merger, notwithstanding the expiration or early termination of the applicable waiting period under the HSR Act, the FTC or the Antitrust Division could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Merger or seeking a divestiture of a substantial portion of the Company’s assets or seeking other conduct relief. At any time before or after the consummation of the Merger, and notwithstanding the expiration or early termination of the applicable waiting period under the HSR Act, any state or private party could seek to enjoin the consummation of the Merger or seek other structural or conduct relief or damages.

See “The Merger Agreement—Further Actions; Efforts” beginning on page 68 and “The Merger Agreement—Conditions to the Merger” beginning on page 71.

THE MERGER AGREEMENT

This section describes the material terms of the Merger Agreement. The description in this section and elsewhere in this information statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this information statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with factual information about us. Such information can be found elsewhere in this information statement and in the public filings we make with the SEC, as described in the section entitled, “Where You Can Find More Information,” beginning on page 85.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in the Company’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws

The Merger Agreement provides for the merger of Sub with and into the Company upon the terms, and subject to the conditions, set forth in the Merger Agreement. As the Surviving Corporation, the Company will continue to exist following the Merger.

The directors of Sub immediately prior to the Effective Time will be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, each to hold office until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

The certificate of incorporation of the Surviving Corporation will be amended and restated to read as set forth in the form of certificate of incorporation attached as an exhibit to the Merger Agreement, until amended in accordance with its terms and the terms of the Merger Agreement and as provided by applicable law. The bylaws of the Surviving Corporation will be amended and restated to conform to the bylaws of Sub in effect immediately prior to the Effective Time, except that the name of the Surviving Corporation in the bylaws will be HUGHES Telematics, Inc. and, as so amended and restated, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with their terms and the terms of the Merger Agreement and as provided by applicable law.

Deregistration of Common Stock

Immediately prior to the Closing Date, the Company will cooperate with Parent and will use reasonable best efforts to take or cause to be taken all actions reasonably necessary, proper or advisable on its part under applicable laws to cause the trading of shares of Common Stock on the OTC Bulletin Board to be terminated and to enable the deregistration of shares of Common Stock under the Exchange Act as promptly as practicable following the Effective Time.

Closing; When the Merger Becomes Effective

The Closing is required to take place no later than the third business day after the satisfaction or (to the extent permitted by applicable law and the Merger Agreement) waiver of the conditions to the Closing (described under “The Merger Agreement—Conditions to the Merger” beginning on page 71) (other than the conditions that by their terms are to be satisfied at the Closing, but subject to satisfaction or (to the extent permitted by applicable law and the Merger Agreement) waiver of those conditions) or on such other date that the Company and Parent may agree in writing.

The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later date as the Company and Parent may agree and specify in the certificate of merger).

Merger Consideration

Conversion of Common Stock

At the Effective Time, each share of Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration, without interest and subject to reduction for any required withholding taxes, other than (1) Earnout Shares (which, pursuant to the terms of the Escrow Agreement, will automatically be cancelled with no consideration paid therefor), (2) any shares of Common Stock owned by Parent or the Company or any of their subsidiaries (which will automatically be cancelled with no consideration paid therefor) and (3) Dissenting Shares. Each share of capital stock of Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation. Shares of Common Stock owned by stockholders with respect to which appraisal has been properly demanded in accordance with Section 262 of the DGCL, unless such demand has been withdrawn or such stockholders effectively fail to perfect or shall effectively waive, withdraw or lose such rights, will be cancelled with no consideration paid therefor, and such stockholders will instead be entitled to the appraisal rights provided under the DGCL. If, after the Effective Time, any such stockholder fails to perfect, withdraws or otherwise loses such stockholder’s right to appraisal pursuant to Section 262 of the DGCL, that stockholder’s shares of Common Stock will be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration, without interest and subject to reduction for any required withholding taxes. See the description in the section entitled “Appraisal Rights,” beginning on page 78.

Treatment of Stock Options and Other Equity-Based Awards

The Merger Agreement provides that, at the Effective Time, the outstanding Earnout Options will automatically be cancelled and will cease to exist with no consideration paid therefor. The exercise of the Earnout Options is subject to the attainment of certain trading price targets of shares of Common Stock specified in the Polaris Merger Agreement (which targets are in excess of the Merger Consideration). The Company will take all such actions as may be required to effect such cancellation, including using its reasonable best efforts to obtain written confirmation of such cancellation from each holder of each such Earnout Option.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each outstanding Vested Non-Earnout Option will be cancelled and converted into a right to receive an amount in cash (rounded to the nearest cent), without interest, equal to the product of the (a) excess, if any, of the Merger Consideration over the exercise price per share of such Vested Non-Earnout Option and (b) number of shares of Common Stock that may be purchased pursuant to such Vested Non-Earnout Option. The cash payments will be made within 10 business days following the Closing Date, net of all applicable tax withholdings. Each outstanding Unvested Non-Earnout Option shall be cancelled and converted into a right to receive the Non-Earnout Option Consideration, which shall be payable to the holder of each such Unvested Non-Earnout Option, net of all applicable withholdings, on the earliest of (1) December 31, 2012, (2) the last payroll date of Parent in the 2012 calendar year and (3) the payroll date of Parent next following the date on which such Unvested Non-Earnout Option would have become vested; provided, however, that if a holder’s employment with Parent or its subsidiaries is terminated prior to the Unvested Non-Earnout Option Payment Date (A) without “Cause” (as defined in the HUGHES Telematics, Inc. 2009 Equity and Incentive Plan), (B) by the holder for “Good Reason” (as defined in the HUGHES Telematics, Inc. 2009 Equity and Incentive Plan), (C) by reason of the holder’s “Disability” (as defined in the HUGHES Telematics, Inc. 2009 Equity and Incentive Plan) or (D) by reason of the holder’s death, then, in the case of any of clauses (A)–(D), the Unvested Non-Earnout Option Consideration shall be payable to such holder promptly following such termination of employment, subject, in the case of a termination pursuant to clause (A) or (B) only, to the holder’s execution and non-revocation of a release of claims in a form reasonably acceptable to Parent. If a holder’s employment with Parent or its subsidiaries is terminated prior to the Unvested Non-Earnout Option Payment Date for any reason other than as set forth in clause (A), (B), (C) or (D), then such holder shall forfeit any right to the unpaid Non-Earnout Option Consideration as of the date of such termination. The payment of the Non-Earnout Option Consideration is conditioned on the execution by such holders of a written confirmation of the cancellation of outstanding Earnout Options.

At or prior to the Effective Time, each Company Warrant will be cancelled and converted into the right to receive the Warrant Consideration.

Procedure for Receiving Merger Consideration, Warrant Consideration and Option Payments

Prior to the Effective Time, Parent will enter into an agreement with the payment agent selected by Parent and reasonably acceptable to the Company. Prior to the Effective Time, Parent will deposit with the payment agent, for the benefit of the holders of shares of Common Stock and holders of Company Warrants, cash sufficient to pay the aggregate amount of Merger Consideration and Warrant Consideration. Immediately following the Effective Time, Parent will deposit with the Surviving Corporation sufficient funds to make all option payments described above in “The Merger Agreement—Treatment of Stock Options and Other Equity-Based Awards.”

After the Effective Time, each certificate representing shares of Common Stock that has not been surrendered, other than (1) Earnout Shares (which, pursuant to the terms of the Escrow Agreement, will automatically be cancelled with no consideration paid therefor), (2) any shares of Common Stock owned by Parent or the Company or any of their subsidiaries (which will automatically be cancelled with no consideration paid therefor) and (3) any Dissenting Shares, will represent only the right to receive, upon such surrender, the amount of Merger Consideration, without interest and subject to reduction for any required withholding taxes, to be paid in respect of the shares of Common Stock represented by such certificate. At the close of business on the day on which the Effective Time occurs, the share transfer books of the Company shall be closed, and there shall be no further registration of transfers on the share transfer books of the Surviving Corporation of the shares of Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Common Stock certificate is presented to the Surviving Corporation for transfer, it shall be cancelled against delivery of the Merger Consideration and exchanged as provided below.

As soon as reasonably practicable after the Effective Time, but in any event within five business days, Parent will cause the payment agent to mail to each holder of record of a Common Stock certificate or uncertificated shares in book-entry form, a letter of transmittal and instructions explaining how to surrender Common Stock certificates in exchange for the Merger Consideration and will cause the payment agent to mail to each holder of Company Warrants a letter of transmittal and instructions explaining how to surrender

Company Warrants in exchange for the Warrant Consideration. Holders of record of uncertificated shares of Common Stock (i.e., holders of shares in book-entry form), will automatically receive the Merger Consideration to which they are entitled, without interest and subject to reduction for any required withholding taxes, as promptly as practicable after the Effective Time without any further action required on such holder’s part.

As promptly as practicable after the Effective Time, and upon surrender of a Common Stock certificate to the payment agent, together with delivery of a letter of transmittal, duly executed, and such other documents as may reasonably be required by the payment agent, the holder of the Common Stock certificate will be entitled to receive the Merger Consideration to which the holder is entitled, without interest and subject to reduction for any required withholding taxes, and the Common Stock certificates so surrendered will be cancelled. No interest will be paid or will accrue on any Merger Consideration payable under the Merger Agreement. Each holder of record of uncertificated shares in book-entry form will automatically be entitled to receive the Merger Consideration, without interest and subject to reduction for any required withholding taxes, upon the Effective Time. Upon surrender to the payment agent of Company Warrants, together with delivery of a letter of transmittal, duly executed, and such other documents as may reasonably be required by the payment agent, each holder of Company Warrants will be entitled to receive the Warrant Consideration to be paid to such holder pursuant to the Merger Agreement as promptly as practicable. No interest will be paid or will accrue on any Warrant Consideration to be paid to such holder pursuant to the Merger Agreement. If payment is to be made to a person other than the person in whose name the Common Stock certificate is registered, the Common Stock certificate so surrendered must be properly endorsed or otherwise in proper form for transfer and the person requesting such payment must pay any transfer or other taxes required by reason of the transfer or establish to the reasonable satisfaction of Parent that such taxes have been paid or are not applicable.

YOU SHOULD NOT RETURN YOUR STOCK CERTIFICATES OR COMPANY WARRANTS TO THE COMPANY, AND YOU SHOULD NOT FORWARD YOUR STOCK CERTIFICATES OR COMPANY WARRANTS TO THE PAYMENT AGENT WITHOUT A LETTER OF TRANSMITTAL.

If any Common Stock certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the Common Stock certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation in the Merger, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such certificate, the payment agent will deliver, in exchange for such lost, stolen or destroyed Common Stock certificate, the Merger Consideration, without interest and subject to reduction for any required withholding taxes, to be paid in respect of such shares.

These procedures will be described in the letter of transmittal that the Company stockholders will receive, which such stockholders should read carefully in its entirety.

Representations and Warranties

The Merger Agreement contains a number of representations and warranties made by the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement or in the confidential disclosure letter the Company delivered in connection therewith (the “Company Disclosure Letter”) (as may or may not be specifically indicated in the text of the Merger Agreement). These representations and warranties relate to, among other things:

•	due organization, good standing and the requisite corporate power and authority to carry on its business;

•	corporate power and authority to enter into the Merger Agreement, the valid and binding nature and enforceability of the Merger Agreement, and due execution and delivery of the Merger Agreement; and

•	no brokers’ or finders’ fees;

•	ownership of subsidiaries;

•	capitalization;

•	indebtedness;

•	the Company Board’s approval of, and recommendation to the Company’s stockholders to adopt, the Merger Agreement;

•

the Company Stockholder Approval being the only required vote of the holders of shares of the Company’s capital stock necessary to adopt the Merger Agreement and approve the transactions contemplated thereby;

•

the absence of conflicts with organizational documents, breaches of material contracts, violations of applicable law or creation of liens upon assets, rights or properties resulting from the (a) execution and delivery of the Merger Agreement, (b) performance by the Company of its covenants and obligations thereunder and (c) consummation by the Company of the transactions contemplated thereby;

•

the absence of required consents from any governmental entity in connection with the (a) execution and delivery of the Merger Agreement, (b) performance by the Company of its covenants and obligations thereunder and (c) consummation by the Company of the transactions contemplated thereby, other than governmental filings specified in the Merger Agreement;

•

timely filing of required documents with the SEC, compliance of such documents with the requirements of the Securities Act and the Exchange Act, and the absence of untrue statements of material facts or omissions of material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

•	compliance of financial statements with SEC rules and regulations and preparation in accordance with GAAP, and the absence of certain undisclosed liabilities;

•	compliance by the Company and its subsidiaries with internal control requirements pursuant to the Exchange Act;

•	the accuracy of information supplied by the Company in connection with this information statement;

•	the absence of specified changes or events and conduct of business in the ordinary course since January 1, 2012;

•	the absence of certain litigation;

•	certain material contracts;

•	compliance with applicable laws and holding of all necessary permits;

•	labor matters and compliance with labor and employment laws;

•	environmental matters and compliance with environmental laws;

•	employee benefits matters, executive compensation matters, and compliance with the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder;

•	tax matters;

•	assets and properties;

•	intellectual property, software, technology and data privacy matters;

•	insurance;

•	the absence of certain affiliate transactions;

•	inapplicability of certain takeover laws;

•	customers and suppliers, and products;

•	the absence of questionable payments; export and import matters; and

•	receipt of an opinion from the Special Committee’s financial advisor.

The Merger Agreement contains a number of representations and warranties made by Parent and Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement or in the confidential disclosure letter Parent delivered in connection therewith (as may or may not be specifically indicated in the text of the Merger Agreement). These representations and warranties relate to, among other things:

•	due organization, good standing and the requisite corporate power and authority to carry on their respective businesses;

•	corporate power and authority to enter into the Merger Agreement; the valid and binding nature and enforceability of the Merger Agreement; and due execution and delivery of the Merger Agreement;

•	no brokers’ or finders’ fees;

•

the absence of conflicts with organizational documents, breaches of material contracts, violations of applicable law or creation of liens upon assets, rights or properties resulting from the (a) execution and delivery of the Merger Agreement, (b) performance by Parent and Sub of their covenants and obligations thereunder and (c) consummation by them of the transactions contemplated thereby;

•

the absence of required consents from any governmental entity in connection with the (a) execution and delivery of the Merger Agreement, (b) performance by Parent and Sub of their covenants and obligations thereunder and (c) consummation by them of the transactions contemplated thereby, other than governmental filings specified in the Merger Agreement;

•	the absence of certain litigation;

•	the accuracy of information supplied by Parent and Sub in connection with this information statement;

•	the availability of sufficient funds to be paid by Parent in connection with the Merger Agreement and the transactions contemplated thereby;

•	no ownership of shares of Common Stock by Parent or Sub, subject to certain exceptions;

•	formation of Sub solely for the purpose of engaging in the transactions contemplated by the Merger Agreement;

•

the affirmative vote required by the sole stockholder of Sub to adopt the Merger Agreement being the only vote of holders of capital stock of Sub necessary to adopt the Merger Agreement and the transactions contemplated thereby; and

•	no vote or consent of holders of capital stock of Parent being necessary to approve the Merger Agreement.

Certain of the representations and warranties in the Merger Agreement are qualified as to “materiality” or “material adverse effect.” For purposes of the Merger Agreement, a “material adverse effect” on the Company (a “Company Material Adverse Effect”) means:

•

any fact, circumstance, change or effect that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect on (a) the ability of the Company to perform its material obligations under the Merger Agreement or to consummate the transactions contemplated thereby or (b) the financial condition or results of operations of the Company and its subsidiaries, taken as a whole; provided, however, in the case of clause (b), that no facts, circumstances, changes or effects, individually or in the aggregate resulting from the following shall be deemed by themselves to constitute a Company Material Adverse Effect:

•

conditions (or changes in such conditions) in the industry in which the Company and its subsidiaries conduct business, to the extent that they do not disproportionately affect the Company and its subsidiaries, taken as a whole, relative to other participants in such industry,

•

the effect of any change in the U.S. or foreign economies, capital markets or political conditions in general, to the extent that it does not disproportionately affect the Company and its subsidiaries taken as a whole, relative to other participants in the industry in which the Company and its subsidiaries conduct business,

•

an act of war or terrorism or any natural disaster, that does not disproportionately affect the Company and its subsidiaries, taken as a whole, relative to other participants in the industry in which the Company and its subsidiaries conduct business,

•	changes in laws or interpretations thereof applicable to the industry in which the Company and its subsidiaries conduct business or GAAP or interpretations thereof,

•	any action by any party to the Merger Agreement that is required or contemplated by the Merger Agreement or taken at the written request, or with the written consent, of Parent or Sub,

•	the execution or public announcement of the Merger Agreement,

•

the failure, in and of itself, of the Company to meet any published or internally prepared estimates of revenues, earnings or other financial projections, performance measures or operating statistics, but not including any underlying causes of such failure, and

•	any decline in the trading price of the Company’s equity securities, in and of itself, but not including any underlying causes of such decline.

The representations and warranties contained in the Merger Agreement will expire at the Effective Time, and will not survive the consummation of the Merger (without limiting any covenant or agreement of the parties that by its terms contemplates performance after the Effective Time), but they form the basis of specified conditions to the parties’ obligations to complete the Merger.

Conduct of Business Pending the Merger

The Company has agreed that from June 1, 2012 until the earlier to occur of the Closing and the termination of the Merger Agreement, except as contemplated by the Merger Agreement or required by applicable law, as set forth in the Company Disclosure Letter or with Parent’s prior written consent (such consent not to be unreasonably withheld or delayed), the Company will, and will cause each of its subsidiaries to, use its commercially reasonable efforts to:

•	carry on its business in all material respects in the ordinary course consistent with past practice; and

•

(A) preserve (1) in all material respects its business organizations, (2) its material rights and franchises and (3) its commercially favorable relationships with material customers, suppliers, lessors, lessees, licensors, licensees and other third parties having significant business relationships with it, (B) keep available the services of its current officers and key employees and (C) maintain, in all material respects, all of its operating assets in their current condition (normal wear and tear excepted).

In addition, except as contemplated by the Merger Agreement or required by applicable law, as set forth in the Company Disclosure Letter or with Parent’s prior written consent (such consent not to be unreasonably withheld or delayed), the Company has agreed, among other things, not to, and not to cause or permit its subsidiaries to:

•	amend organizational documents or create any new subsidiary;

•

authorize for issuance, issue, sell or deliver (whether through the issuance or granting of warrants, options, stock appreciation rights, restricted shares, restricted stock units, deferred equity units, awards based on the value of the Company’s capital stock or other equity-based awards with respect to shares of Common Stock) or grant any person any right to acquire, any shares of its capital stock or other equity securities; provided that the Company may issue shares of Common Stock upon the exercise of Company options or Company Warrants that are outstanding as of June 1, 2012, in accordance with their respective terms;

•	acquire or redeem, or amend in any material respect the terms of, any of its equity securities;

•

make any distribution or declare, pay or set aside any dividend with respect to, or split, combine or reclassify, any shares of its capital stock or other equity securities, other than intercompany distributions and dividends made in cash or cash equivalents by any wholly owned subsidiary of the Company to its parent entity;

•	enter into any contract or arrangement with respect to the sale, voting, registration or repurchase of shares of Common Stock or the capital stock of any subsidiary of the Company;

•	adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

•	forgive any loans to any of its employees, officers, directors or affiliates (other than the Company’s wholly owned subsidiaries);

•

redeem, repurchase, prepay, defease, cancel, incur, create, assume or otherwise acquire, or modify in any material respect the terms of, any indebtedness for borrowed money or assume, guarantee or endorse, or otherwise become responsible for, any such indebtedness of another person, issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities of the Company or any of its subsidiaries, except in each case, for transactions among the Company, on the one hand, and its wholly owned subsidiaries, on the other hand, or among the Company’s wholly owned subsidiaries;

•

sell, pledge, transfer, lease, license, or otherwise encumber or subject to any lien (other than a permitted lien), any material properties, rights or assets, except sales, pledges, dispositions, transfers, leases, licenses, encumbrances or liens (A) in the ordinary course of business consistent with past practice, (B) required to be effected prior to the Effective Time pursuant to existing contracts, (C) dispositions of inventory, rights or assets in the ordinary course of business consistent with past practice or which are obsolete or worthless or (D) sales, transfers, leases or licenses among the Company and its wholly owned subsidiaries;

•	make any capital expenditures in excess of $500,000 individually or $2,500,000 in the aggregate;

•

directly or indirectly acquire (A) by merging, consolidating with, purchasing a material portion of the assets of, by making an investment in or capital contribution to, or by any other manner, any person or division, business or equity interest of any person or (B) any material assets, rights, or properties except (1) for capital expenditures otherwise permitted, (2) for purchases of inventory, raw materials, supplies or services, or acquisitions otherwise permitted or licensing of rights in or to intellectual property otherwise permitted, in the ordinary course of business consistent with past practice and (3) pursuant to existing contracts;

•

(A) enter into any contract that would be deemed a material contract if such contract were in effect as of June 1, 2012 or (B) other than in the ordinary course of business consistent with past practice, amend or modify in any material respect or terminate any material contract, or waive, release, grant, assign or transfer any of its material rights or claims thereunder;

•

alter in any material respect any interest material to the Company and its subsidiaries, taken as a whole, in any corporation, association, joint venture, partnership or business entity in which the Company directly or indirectly holds any equity or ownership interest on June 1, 2012;

•

make any material change in any of the accounting principles or practices used by it, except to the extent required by applicable law or GAAP or as recommended by the independent auditors of the Company;

•

make, change or revoke any material tax election, amend in any material respect any Company tax return, change any material tax accounting method, settle or compromise any material tax liability, surrender any claim for a material refund of taxes or consent to the extension or waiver of the limitations period applicable to a material tax claim or assessment;

•	change or modify in any material respect any pricing, investment, risk management, cash management or similar policy, except for changes to service or product prices in accordance with past practice;

•

(A) increase in any manner the compensation of any of its directors, officers, employees or consultants, other than (1) as required pursuant to applicable law or the terms of any employee benefit plan, or (2) promotional increases in salaries, wages, bonuses and benefits of employees (other than directors and executive officers) made in the ordinary course of business and in amounts and in a manner consistent with past practice, so long as such increases, in the aggregate, do not exceed 1% of the payroll in any calendar year;, (B) enter into, establish, amend or terminate any employee benefit plan, other than as required pursuant to applicable law, (C) grant or provide any severance or termination payments or benefits to any director, employee or consultant of the Company or any of its subsidiaries, other than as required by the terms of any existing employee benefit plan, (D) take any action to accelerate the vesting or payment of, or fund or in any other way secure the payment of, compensation or benefits under any employee benefit plan to the extent not required by the terms of the Merger Agreement or such existing employee benefit plan or (E) enter into any collective bargaining agreement, provided, however, that the foregoing shall not prevent the Company or its subsidiaries from hiring employees who are neither officers nor directors in the ordinary course of business consistent with past practice so long as the amount of their salaries, bonuses and benefits provided shall be in the ordinary course of business consistent with past practice;

•

(A) waive, release, assign, pay, discharge, settle or compromise any pending or threatened action or any cease and desist letter or notice of actual, potential or alleged infringement, misappropriation, opposition, interference or cancellation with respect to any intellectual property, in each case other than (x) in the ordinary course of business consistent with past practice and (y) solely for (1) money damages not in excess of $250,000 individually or $500,000 in the aggregate and/or (2) the agreement of the Company or any of its subsidiaries to restrict its right (or grant other persons a right) to use or practice rights under intellectual property, which restriction or grant is not material to the business, or (B) waive, settle, or release any material rights against third parties;

•

permit any insurance policy naming the Company or any of its subsidiaries as a beneficiary or a loss payable payee to lapse, be cancelled or expire unless a new policy with substantially identical coverage is in effect as of the date of such lapse, cancellation or expiration;

•

take any action that is intended or would reasonably be expected to result in (A) any of the Company’s representations or warranties set forth in the Merger Agreement being or becoming untrue in any manner that would be reasonably be expected to cause any Closing condition to not be satisfied or (B) a material violation of any provision of the Merger Agreement; or

•	authorize, commit or agree to take any of the foregoing actions.

Stockholder Action by Written Consent

Immediately following the execution of the Merger Agreement, the Company was required to submit the form of Written Consent adopting the Merger Agreement to the stockholders holding in the aggregate at least a majority of the outstanding shares of Common Stock. If the Written Consent had not been executed by the Apollo Entities and delivered by the Company to Parent within 24 hours after the execution of the Merger Agreement, Parent would have had the right, exercisable within five business days following such failure to deliver by such deadline, to terminate the Merger Agreement. If the Written Consent had not been so executed and delivered and if Parent did not exercise such termination right, the Company would have been required to submit the Merger Agreement to the stockholders of the Company for adoption at a special meeting convened for such purpose.

Following the execution of the Merger Agreement, the Company received, and delivered to Parent, the Written Consent on June 1, 2012, executed by the Apollo Entities, which on such date owned approximately 59.2% of the voting power of the outstanding shares of Common Stock. Therefore, no further approval by the Company’s stockholders is required in connection with the Merger Agreement or the Merger.

Restrictions on Solicitations; Takeover Proposals

Restrictions on Solicitation

Subject to certain exceptions set forth below, at all times during the period from June 1, 2012, and continuing until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company and its subsidiaries will not, nor will they authorize or knowingly permit any of their respective representatives to, directly or indirectly:

•	solicit, initiate or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, a Takeover Proposal,

•

furnish to any third party any non-public information relating to the Company or any of its subsidiaries, or afford to any third party access to the business or to the properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries, in any such case that would reasonably be expected to result in the making, submission or announcement of, or for the purpose of knowingly encouraging, facilitating or assisting (A) a Takeover Proposal or (B) any inquiries that would reasonably be expected to lead to a Takeover Proposal,

•	participate or engage in discussions or negotiations with any third party with respect to a Takeover Proposal,

•	approve, endorse or recommend a Takeover Proposal,

•	enter into any letter of intent, memorandum of understanding or agreement of any kind providing for, contemplating, intended to facilitate or otherwise relating to, a Takeover Proposal, or

•	authorize, commit or agree to do any of the foregoing.

Upon execution of the Merger Agreement, the Company will, and will cause its subsidiaries and its and their respective representatives to, immediately cease and cause to be terminated all existing activities, discussions or negotiations with any third party conducted prior to June 1, 2012 with respect to any Takeover Proposal.

Takeover Proposals

Notwithstanding the foregoing restrictions on solicitations and the receipt of the Written Consent, if at any time prior to 11:59 p.m. New York City time on July 1, 2012, the Company receives a bona fide, written and unsolicited Takeover Proposal from any third party, and the Company Board determines in good faith (after consultation with its financial advisors, including at least one financial advisor who is not, and whose affiliates are not, proposing to provide debt or equity financing in connection with such Takeover Proposal (a “Qualified Financial Advisor”), and outside legal counsel), that such Takeover Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, the Company may:

•

furnish non-public information with respect to the Company and its subsidiaries, or provide access to the business or to the properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its subsidiaries, to the third party making such Takeover Proposal

(and its representatives) pursuant to a customary confidentiality agreement on terms that are no less favorable to the Company than those contained in the confidentiality agreement between Verizon Wireless and the Company, and

•	participate or engage in discussions or negotiations with the person making such Takeover Proposal (and its representatives) regarding such Takeover Proposal.

However, in connection with taking any of the foregoing actions, the Company will (a) give Parent prompt (and in any event within 24 hours following receipt) written notice of the identity of such third party and a summary of the material terms and conditions of such Takeover Proposal (including a copy thereof if in writing) and of the Company’s participation or engagement in discussions or negotiations with, or furnishing of non-public information to, such person, and (b) substantially contemporaneously with furnishing any non-public information to such third party, furnish such non-public information to Parent, to the extent such information has not been previously furnished by the Company to Parent. Further, the Company must provide Parent a copy of any confidentiality agreement entered into with the third party making the Takeover Proposal within 24 hours of the execution thereof. The Company will not terminate, waive, amend, release or modify any material provision of any confidentiality or standstill agreement to which it or any of its subsidiaries is a party with respect to any Takeover Proposal, and will enforce the material provisions thereof.

In the event that a third party contacts the Company or a representative of the Company or its affiliates orally or in writing regarding a potential Takeover Proposal, the Company or such representative is permitted to respond to such third party that it is bound by the terms of the Merger Agreement and is unable to discuss or respond to such matters without first complying with the procedures set forth therein with respect to any such discussions.

“Takeover Proposal” means any inquiry, proposal or offer from any person (other than Parent and its subsidiaries) to engage in any (1) direct or indirect acquisition or purchase of assets of the Company and its subsidiaries equal to 20% or more of the consolidated assets of the Company and its subsidiaries, taken as a whole, or to which 20% or more of the revenues of the Company and its subsidiaries on a consolidated basis are attributable, (2) purchase, transfer, conveyance, assignment, delivery or exclusive license by the Company or any of its subsidiaries of all or substantially all of the owned intellectual property, (3) acquisition of 20% or more of the outstanding shares of Common Stock, (4) tender offer or exchange offer that, if consummated, would result in any person beneficially owning 20% or more of the outstanding shares of Common Stock or any other class of equity securities of the Company or (5) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving the Company (or any subsidiary or subsidiaries of the Company that constitute 20% or more of the consolidated assets of the Company and its subsidiaries, taken as a whole, or that contribute 20% or more of the revenues of the Company and its subsidiaries on a consolidated basis).

“Superior Proposal” means a bona fide, written Takeover Proposal made by a third party, not obtained as a result of any material breach of the non-solicitation provisions of the Merger Agreement, to (A) acquire and/or cancel, directly or indirectly, all of the outstanding equity securities or (B) acquire substantially all of the assets of the Company and its subsidiaries on a consolidated basis, in the case of each of clauses (A) and (B), if (1) the Company Board determines in good faith (after consultation with its financial advisors, including at least one Qualified Financial Advisor, and outside legal counsel) that such Takeover Proposal, if consummated, would be more favorable to the stockholders of the Company from a financial point of view than the Merger and the other transactions contemplated by the Merger Agreement, (2) such Takeover Proposal is reasonably likely to be consummated on the terms so proposed, taking into account all relevant financial, regulatory, legal and other aspects of such proposal, including any conditions to Closing, and (3) financing for such Takeover Proposal, to the extent required, is then fully committed or, in the good-faith judgment of the Company Board (after consultation with its financial advisors, including at least one Qualified Financial Advisor, and outside legal counsel), is reasonably likely to be timely consummated.

Company Adverse Recommendation Change

Subject to certain exceptions described below, neither the Company Board nor any committee thereof may effect a Company Adverse Recommendation Change in connection with a Superior Proposal or an intervening event affecting the business, assets or operations of the Company, if the failure to effect a Company Adverse Recommendation Change would reasonably be expected to constitute a breach of the fiduciary duties of the directors of the Company to the Company’s stockholders under applicable law. However, until the Company Stockholder Approval was obtained, the Company Board had the right, subject to certain obligations and limitations, to effect a Company Adverse Recommendation Change. On June 1, 2012, the Apollo Entities, which hold a majority of the Company’s outstanding shares of Common Stock, executed and delivered the Written Consent effecting the Company Stockholder Approval. Therefore, the Company Board no longer has the right to effect a Company Adverse Recommendation Change. For the purposes of the Merger Agreement, a “Company Adverse Recommendation Change” means that the Company Board or any committee thereof (1) withholds, withdraws, amends or modifies in a manner adverse to Parent, or publicly proposes to withhold, withdraw, amend or modify in a manner adverse to Parent, the Company Board’s recommendation that the holders of shares of Common Stock adopt the Merger Agreement and approve the transactions contemplated thereby, including the Merger, (2) adopts, approves, recommends, endorses or otherwise declares advisable, or publicly proposes to adopt, approve, recommend, endorse or otherwise declare advisable, the adoption of any Takeover Proposal (it being understood that a “stop-look-and-listen” communication made in compliance with Rule 14d-9(f) promulgated under the Exchange Act with respect to any Takeover Proposal that is a tender offer or exchange offer will not be considered a breach of this clause (2)) or (3) authorizes, commits or agrees to take any such actions.

Further Actions; Efforts

Parent and the Company will, and will cause their respective subsidiaries to, use their reasonable best efforts to:

•

consummate the Merger and the other transactions contemplated by the Merger Agreement as promptly as practicable and obtain or make as promptly as practicable all consents that are or may become necessary, proper or advisable to be obtained or made respectively by them to consummate the Merger and the other transactions contemplated by the Merger Agreement,

•	take all actions as may be requested by any governmental entity to obtain such consents, and

•	cooperate with the reasonable requests of each other in seeking to obtain as promptly as practicable all such consents.

Parent and the Company further agreed not to take or cause to be taken any action that they are aware, or should reasonably be aware, would be intended to delay, impair or impede in any material respect the receipt or making of any such consents.

Parent and the Company will, or will cause their respective subsidiaries to, promptly make all filings and notifications with all governmental entities that may be or may become necessary, proper or advisable under applicable antitrust laws to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement. Parent and the Company agreed to file the initial Pre-merger Notification and Report Forms with respect to the Merger required under the HSR Act no later than 10 business days after June 1, 2012 and to make all other filings required to be made under any other antitrust laws as promptly as practicable after June 1, 2012. Parent and the Company will, and will cause their respective subsidiaries to, supply as promptly as practicable any information and documentary material that may be requested by any governmental entity pursuant to antitrust laws or any other applicable laws.

Each of Parent and the Company further agreed to use its reasonable best efforts to resolve such objections, if any, as may be asserted by a governmental entity or other third party with respect to the transactions contemplated by the Merger Agreement. However, Parent, its subsidiaries and its affiliates are not obligated to propose or agree to accept any undertaking or condition, to enter into any consent decree, to make any divestiture or accept any operational restriction, or take or commit to take any action the effectiveness or consummation of which is not conditioned on the consummation of the Merger or that would or would reasonably be expected to result in a Materially Burdensome Condition.

In connection with the efforts to obtain all requisite consents for the transactions contemplated by the Merger Agreement under the HSR Act or any other antitrust laws, Parent will take the lead in directing strategy, subject to reasonable consultation with the Company, in connection with all matters relating to obtaining clearances and approvals from governmental entities and the expiration of waiting periods.

For additional information on the regulatory consents and approvals required to be obtained, see “The Merger—Regulatory and Other Governmental Approvals” beginning on page 56.

Other Covenants

The Merger Agreement contains additional agreements between Parent and the Company relating to, among other things, the following:

•

the Company’s obligation to give Parent (subject to a customary joint defense agreement) the opportunity to participate in the defense or settlement of any stockholder litigation against the Company or any of its directors or officers relating to the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement, whether commenced prior to or after June 1, 2012. Without the prior written consent of Parent (such consent not to be unreasonably withheld or delayed), the Company will not (a) settle or offer to settle any such litigation, (b) indemnify any person against any costs, expenses, judgments, fines, losses, claims, damages or liabilities incurred, or provide to any person advancement of expenses, in connection with any such litigation, except as required by the organizational documents of the Company or any of its subsidiaries or any existing Company contract;

•	the preparation of this information statement;

•	the requirement for the parties to consult with each other regarding public announcements;

•

the use of reasonable best efforts to ensure that no state “fair price,” “business combination” or “control share acquisition” law (including the restrictions on “business combinations” set forth in Section 203 of the DGCL) is or becomes applicable to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement;

•	the repayment of certain indebtedness of the Company to the Apollo Entities;

•	certain actions with respect to Company affiliate transactions;

•	certain actions with respect to certain intellectual property-related agreements; and

•	certain matters requiring the parties to provide notice to each other of certain developments.

Section 16 Matters

Prior to the Effective Time, each of Parent and the Company will take all steps reasonably necessary to cause any dispositions of shares of Common Stock resulting from the transactions contemplated by the Merger Agreement by each person who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 of the Exchange Act.

Employee Benefit Matters

The Merger Agreement requires the Surviving Corporation to provide to each employee of the Company and its subsidiaries who continues as an employee of the Surviving Corporation or Parent or any of their respective subsidiaries following the Closing Date (a “Continuing Employee”), for a period extending until the earlier of the termination of such Continuing Employee’s employment with such entities or the last day of the calendar year in which the Closing Date occurs, (1) a base wage or salary at a rate not less than the rate of such base wage or salary in effect at the Effective Time and (2) 401(k) benefits, severance benefit eligibility, medical benefits and other welfare benefit plans, programs and arrangements that, as determined in Parent’s discretion, (A) are substantially comparable to those provided to each Continuing Employee under the Company’s employee benefit plans as in effect at the Effective Time, (B) are substantially comparable to those provided to management employees of Parent or its subsidiaries or (C) constitute any combination of (A) and (B). With respect to each Continuing Employee whose annual bonus for the fiscal year ended December 31, 2011 has been accrued and unpaid prior to the Effective Time, the Surviving Corporation will pay or cause to be paid the bonus to the Continuing Employee, net of all applicable tax withholdings, in cash within 10 business days following the Closing Date.

From and after the Effective Time, Parent has agreed, to the extent that any Continuing Employee is eligible to participate in any employee benefit plan of Parent or any of its subsidiaries, to cause such plan to recognize the service of such Continuing Employee with the Company and its subsidiaries prior to the Effective Time for purposes of eligibility to participate, vesting, vacation entitlement and severance benefits (but not for benefit accrual under any defined benefit, retiree welfare or any other plan) to the same extent such service was recognized by the Company and its subsidiaries under any similar employee benefit plan in which such Continuing Employee participated immediately prior to the Effective Time except to the extent any such service credit would result in the duplication of benefits.

The Merger Agreement also requires Parent to establish retention plans following the Closing Date in which certain eligible Continuing Employees shall participate.

Indemnification; Directors’ and Officers’ Insurance

The Merger Agreement contains provisions relating to the indemnification of and insurance for the Company’s and its subsidiaries’ past and present directors and officers.

From and after the Effective Time, the Surviving Corporation and its subsidiaries will (and Parent will cause the Surviving Corporation and its subsidiaries to) (1) indemnify, defend and hold harmless the Indemnified Parties against any costs, expenses (including attorneys’ fees and expenses and disbursements), losses, claims, damages or liabilities incurred in connection with any action arising out of the fact that the Indemnified Party is or was a director, officer, employee or fiduciary of the Company or any of its subsidiaries or is or was serving at the request of, or to represent the interest of, the Company or any of its subsidiaries, at or after the Effective Time (including with respect to acts or omissions occurring in connection with the Merger Agreement and the consummation of the transactions contemplated thereby), and provide advancement of expenses to the Indemnified Parties (subject to an undertaking by such Indemnified Party to repay all amounts so advanced in the event it is ultimately and finally determined by a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified), to the fullest extent permitted by applicable law and (2) to the fullest extent permitted by applicable law, include and cause to be maintained in effect in the Surviving Corporation’s (or any successor’s) organizational documents, for a period of six years after the Effective Time, provisions regarding elimination of liability of directors, and indemnification of and advancement of expenses to directors and officers of the Company, no less favorable than those contained in the Company’s existing organizational documents, as applicable.

In addition, prior to the Effective Time, the Company will purchase a Tail Policy, which Tail Policy will be effective as of the Effective Time and will provide for policy limits, terms, conditions, retentions and levels of coverage at least as favorable in the aggregate to the directors and officers covered under such insurance policies as the existing policy limits, terms, conditions, retentions and levels of coverage; provided that the aggregate premium for such Tail Policy will not exceed 250% of the Company’s current aggregate annual premium for its existing directors’ and officers’ liability insurance policies. Following the Closing, Parent will, or will cause the Surviving Corporation (or its successor) to, maintain such Tail Policy purchased by the Company in effect for so long as such Tail Policy remains in effect in accordance with its terms.

Conditions to the Merger

Conditions to Each Party’s Obligations

The obligations of each of Parent, Sub and the Company to effect the Merger are subject to the satisfaction or (to the extent permitted by applicable law) waiver at or prior to the Closing of the following conditions:

•	the Company Stockholder Approval will have been obtained, which condition was satisfied when the Apollo Entities executed and delivered the Written Consent on June 1, 2012;

•	the clearance by the SEC of this information statement which, subsequent to such clearance, must have been sent to the Company’s stockholders 20 days in advance of the Effective Time;

•

the absence of any law, order or injunction enacted or issued by any governmental entity that is in effect that would prohibit, prevent or make illegal the Merger or that imposes a Materially Burdensome Condition; and

•	the waiting period under the HSR Act with respect to the transactions contemplated by the Merger Agreement has expired or been terminated.

Conditions to Obligations of Parent and Sub

The obligations of each of Parent and Sub to effect the Merger are subject to the satisfaction or (to the extent permitted by applicable law) waiver at or prior to the Closing of the following conditions:

•

the representations and warranties of the Company contained in the Merger Agreement with respect to organization and good standing, corporate power and authority to enter into the Merger Agreement, Company Stockholder Approval, capitalization, brokers’ or finders’ fees and the delivery of the opinion of the Special Committee’s financial advisor must be true and correct in all material respects as of June 1, 2012 and as of the Closing Date as though made on and as of the Closing Date (except (x) for changes expressly permitted by the terms of the Merger Agreement and (y) to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date);

•

all other representations and warranties of the Company contained in the Merger Agreement must be true and correct (without giving effect to any qualifications or limitations as to materiality or Company Material Adverse Effect) as of June 1, 2012 and as of the Closing Date as though made on and as of the Closing Date (except (x) for changes expressly permitted by the terms of the Merger Agreement and (y) to the extent such representations and warranties expressly relate to a specified date, in which case as of such specified date), except for such failures of such representations and warranties to be true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

•	the Company must have performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Closing;

•

the Company must have delivered to Parent certificates signed on behalf of the Company by an executive officer of the Company certifying as to the matters described in the immediately preceding three bullet points;

•	since June 1, 2012, a Company Material Adverse Effect must not have occurred and be continuing;

•

delivery by the Company to Parent of a statement, meeting the requirements of Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), certifying that an interest in the Company is not a “U.S. real property interest”;

•

the receipt of consents of governmental entities required to be obtained by the Company to consummate the Merger and the other transactions contemplated by the Merger Agreement (other than filings pursuant to the HSR Act and any consents from a governmental entity required under any other antitrust laws); and

•

the aggregate number of shares of Common Stock for which appraisal rights have been properly exercised and not withdrawn will not exceed, as of the time immediately prior to the Closing, 10% of the total number of shares of Common Stock issued and outstanding as of June 1, 2012.

Conditions to Obligations of the Company

The obligation of the Company to effect the Merger is further subject to the satisfaction or (to the extent permitted by applicable law) waiver at or prior to the Closing of the following conditions:

•

the representations and warranties of Parent and Sub contained in the Merger Agreement must be true and correct (without giving effect to any qualifications or limitations as to materiality or Parent Material Adverse Effect (as defined below)) as of June 1, 2012 and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties expressly relate to a specified date, in which case as of such specified date), except for such failures of such representations and warranties to be true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Parent to perform its material obligations under the Merger Agreement or to consummate the transactions contemplated thereby (a “Parent Material Adverse Effect”);

•	Parent and Sub must have performed in all material respects all obligations required to be performed by them under the Merger Agreement at or prior to the Closing; and

•

Parent and Sub must have delivered to the Company certificates signed on their behalf by an executive officer of each of Parent and Sub certifying as to the matters set forth above in the immediately preceding two bullet points.

Amendments; Waivers

The Merger Agreement may be amended by the parties at any time before or after the receipt of the Company Stockholder Approval, by an instrument in writing signed on behalf of each of the parties. However, (1) after the execution and delivery of the Written Consent by the Apollo Entities on June 1, 2012, there will be no amendment to the Merger Agreement that by applicable law would require further approval of the stockholders of the Company without such further approval having been obtained, (2) no amendment will be made to the Merger Agreement after the Effective Time and (3) except as provided by applicable law, no amendment will require the approval of the stockholders of either Parent or the Company.

The failure of any party to the Merger Agreement to assert any of its rights under the Merger Agreement or otherwise will not constitute a waiver of those rights. Any agreement on the part of a party to any waiver is valid only if set forth in an instrument in writing signed on behalf of such party. Except as provided by applicable law, no waiver under the Merger Agreement shall require the approval of the stockholders of either Parent or the Company.

Termination of the Merger Agreement

The Merger Agreement may be terminated:

•	at any time prior to the Effective Time by mutual written consent of Parent and the Company;

•	at any time prior to the Effective Time, by either Parent or the Company:

•

if the Merger shall not have been consummated by December 1, 2012 (unless the failure of the party seeking to terminate to fulfill in any material respect any covenants and agreements of such party under the Merger Agreement has been the primary cause of the failure of the Merger to be consummated on or before December 1, 2012);

•

if a governmental entity of competent jurisdiction (A) that must grant a material approval of the Merger, has denied approval of the Merger and such denial has become final, binding and nonappealable, or (B) shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger, and such order or action shall have become final, binding and nonappealable (but only if the party seeking to terminate has used its reasonable best efforts to have such order or action lifted to the extent required by the Merger Agreement and is not in material breach of its obligations under the Merger Agreement); or

•

if the Company Stockholder Approval shall not have been obtained at the Company stockholders meeting duly convened therefor (which is no longer required because the Company Stockholder Approval was obtained on June 1, 2012, when the Apollo Entities, which hold a majority of the Company’s outstanding shares of Common Stock, executed and delivered the Written Consent to the Company);

•	by Parent:

•

at any time prior to the Effective Time, provided that Parent is not in material breach of its obligations under the Merger Agreement, if the Company breaches or fails to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure to perform (1) would give rise to the failure of the conditions to the Closing relating to the accuracy of the representations and warranties of the Company (subject to certain materiality qualifiers) or compliance by the Company in all material respects with its obligations under the Merger Agreement and (2) is not cured, or is incapable of being cured by the Company within 30 calendar days (or by December 1, 2012 if sooner) following receipt of written notice from the Company;

•

prior to the execution and delivery of the Written Consent, in the event that (a) a Company Adverse Recommendation Change is effected by the Company Board or (b) if a Takeover Proposal is made, and the Company Board fails to timely (1) reaffirm its recommendation of the Merger and the Merger Agreement upon the request of Parent or (2) recommend against such Takeover Proposal, if such Takeover Proposal is a tender or exchange offer; or

•

if the Written Consent had not been executed by the Apollo Entities and delivered by the Company to Parent within 24 hours of the execution of the Merger Agreement (provided that, if the Apollo Entities had failed to deliver the Written Consent, Parent would only have had the right to terminate the Merger Agreement under these circumstances within five business days following such failure to deliver);

•	by the Company:

•

at any time prior to the Effective Time, provided that the Company is not in material breach of its obligations under the Merger Agreement, if Parent or Sub breaches or fails to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, which breach or failure to perform (a) would give rise to the failure of the conditions to the Closing relating to the accuracy of the representations and warranties of Parent (subject to certain materiality qualifiers) or compliance by Parent in all material respects with its obligations under the Merger Agreement and (b) is not cured, or is incapable of being cured by Parent within 30 calendar days (or by December 1, 2012 if sooner) following receipt of written notice from Parent, provided, that if all conditions to the Closing are satisfied and Parent fails to comply with its obligations to consummate the Merger, then the Company may terminate the Merger Agreement if such breach is not cured, or is incapable of being cured, by Parent within five calendar days (or by December 1, 2012 if sooner) following receipt of written notice from the Company; or

•

prior to 11:59 p.m. New York City time on July 1, 2012 (subject to certain limited extensions) if the Company receives a Superior Proposal and notifies Parent in writing of such Superior Proposal prior to 11:59 p.m. New York City time on July 1, 2012, including a summary of the material terms and conditions of such Superior Proposal and a copy of the substantially final form of any related agreements, subject to further compliance with the following terms and procedures:

(i)	either (1) if requested by Parent, the Company negotiates in good faith with Parent any proposed modifications to the terms and conditions of the Merger Agreement intended by Parent to cause such third-party Superior Proposal to no longer constitute a Superior Proposal for three business days immediately after delivery of such notice (subject to extension of up to two business days in connection with material changes made to the third-party Superior Proposal) and if, by the end of such period, Parent delivers to the Company a written proposal capable of being accepted by the Company to alter the terms or conditions of the Merger Agreement, which proposal the Company Board is entitled to analyze for one business day immediately following receipt thereof, the Company Board determines in good faith (after consultation with its financial advisors, including at least one Qualified Financial Advisor, and outside legal counsel), after considering the terms of Parent’s proposal, that the third party Superior Proposal would continue to constitute a Superior Proposal if the modifications proposed by Parent were given effect, or (2) Parent notifies the Company that it has elected not to negotiate with the Company and/or not to deliver a proposal to modify the Merger Agreement; and

(ii)	substantially concurrently with the termination of the Merger Agreement, the Company pays Parent a termination fee of $21,385,000.

Effect of Termination

If the Merger Agreement is terminated as described in “The Merger Agreement—Termination of the Merger Agreement” above beginning on page 72, the Merger Agreement will be void and will have no effect, and there will be no liability or obligation of any party under the Merger Agreement other than in connection with designated provisions of the Merger Agreement, including (a) the confidential treatment of information, (b) fees and expenses, including, if applicable, the termination fee described below in “The Merger Agreement—Fees and Expenses” beginning on page 74 and (c) certain other general provisions, which will survive termination. However, no termination will relieve any party from any liability or damages incurred or suffered by another party, to the extent resulting from fraud or the “willful and material breach” by a party of any of its covenants or agreements set forth in the Merger Agreement. A “willful and material breach” means a deliberate act or a deliberate failure to act, which act or failure to act constitutes in and of itself a material breach of the Merger Agreement, regardless of whether breaching was the conscious object of the act or failure to act.

Fees and Expenses

Termination Fee

A termination fee of $21,385,000 is payable by the Company to Parent if the Merger Agreement is terminated:

•	by the Company to accept a Superior Proposal, as more fully described above in “The Merger Agreement—Termination of the Merger Agreement” beginning on page 72;

•

by Parent, due to a material breach by the Company of its representations, warranties, covenants and agreements such that certain conditions to the Closing would fail, if at or prior to the time of such termination, a bona fide Takeover Proposal has been publicly announced or made known to the stockholders of the Company and within 12 months of such termination, the Company enters into, publicly approves or submits to its stockholders a Takeover Proposal, or a Takeover Proposal is consummated (which need not be the same Takeover Proposal as the Takeover Proposal described above); provided that for purposes of this bullet, all references to 20% in the definition of Takeover Proposal (see “The Merger Agreement—Restrictions on Solicitation; Takeover Proposals” beginning on page 66) are replaced by references to 50%; or

•

by either the Company or Parent under certain circumstances prior to obtaining the Company Stockholder Approval, or by Parent in connection with a Company Adverse Recommendation Change, which provisions are no longer applicable due to the execution and delivery of the Written Consent by the Apollo Entities.

In general, each of Parent and the Company will bear its own expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby, whether or not the Merger is consummated. The Surviving Corporation will pay all fees and expenses owed to the payment agent.

If the Company fails to pay any termination fee (described above) due and, to obtain such payment, Parent commences a suit that results in a judgment against the Company, the Company will pay to Parent its costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amount due.

Assignment

None of the parties may assign the Merger Agreement without the prior written consent of the other parties. However, Parent and Sub may assign any or all of their rights, interests and obligations under the Merger Agreement to any direct or indirect majority-owned subsidiary of Parent, provided, that (a) such assignment will not relieve Parent or Sub of any of its obligations under the Merger Agreement and (b) no such assignment will be permitted prior to the Closing without the written consent of the Company if the assignment to such entity by Parent would cause, or would reasonably be expected to cause, (1) the Closing not to have been effected on or before the date that is 60 days after June 1, 2012 or (2) any material consent from any governmental entity to be required for such assignment or for the consummation of the transactions contemplated by the Merger Agreement that is not otherwise required as of June 1, 2012.

Remedies

The parties have agreed that the parties will be entitled to an injunction to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in the Court of Chancery of the State of Delaware or, if under applicable law exclusive jurisdiction is vested in the Federal courts, any court of the United States located in the State and County of New York, without proof of actual damages or otherwise (and waiving any requirement for the securing or posting of any bond in connection with such remedy), which is in addition to any other remedy to which the parties are entitled at law or in equity.

The Merger Agreement is not intended to and does not confer upon any person other than the parties thereto any legal or equitable rights or remedies, except that:

•

following the Effective Time, each holder of shares of Common Stock is entitled to enforce the applicable provisions of the Merger Agreement to the extent necessary to receive the Merger Consideration to which such holder is entitled;

•

following the Effective Time, the provisions in the Merger Agreement relating to indemnification of and insurance for the Company’s and its subsidiaries’ past and present directors and officers as described above in “The Merger Agreement—Indemnification; Directors’ and Officers’ Insurance” beginning on page 70 will be enforceable by each Indemnified Party and his or her heirs or representatives; and

•

the Company will have the right on behalf of its stockholders to pursue damages in the event of Parent’s or Sub’s willful breach of the Merger Agreement (whether or not the Merger Agreement has been terminated), with such right only being exercisable by the Company (on behalf of the stockholders or as their agent) through actions expressly approved by the Company Board, and no stockholder has any right or ability to exercise such right (unless any such action by a stockholder is not dismissed based on pleadings, in which case the right of the Company to bring such actions no longer applies).

ANCILLARY AGREEMENTS

Non-solicitation Agreement with the Apollo Entities

On June 1, 2012, the Apollo Entities entered into a “no-shop” agreement with Parent (the “Non-solicitation Agreement”). The Non-solicitation Agreement provides that at all times during the period commencing on June 1, 2012 and continuing until the termination of the Non-solicitation Agreement, the Apollo Entities will not, nor will they authorize or knowingly permit any of their respective representatives to, directly or indirectly, take any action that would constitute (or would be deemed to constitute) a breach of the Company’s obligations under Section 5.2(a) of the Merger Agreement not to solicit, initiate, knowingly encourage, facilitate or assist a Takeover Proposal or furnish any non-public information to any person (other than Parent or Sub), if such provision applied to the Apollo Entities. None of the Company, its subsidiaries or any other representatives of the Company (in their capacities as such, but in no other capacity) will be deemed to be representatives of the Apollo Entities in determining whether any breach (or deemed breach) of Section 5.2(a) of the Merger Agreement has occurred. However, at any time the Company is permitted to furnish non-public information to, and participate or engage in discussions or negotiations with, a person who made a Takeover Proposal that the Company Board determines in good faith constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal pursuant to Section 5.2(b) of the Merger Agreement, the Apollo Entities will be free to participate in any discussions or negotiations regarding such Takeover Proposal with the person making such Takeover Proposal, to the same extent and upon the same terms and conditions as the Company is permitted to take such actions pursuant to Section 5.2(b) of the Merger Agreement; provided that none of the Apollo Entities have materially breached their obligations described above. The Non-solicitation Agreement further provides that, at all times during the period commencing on June 1, 2012 and continuing until the termination of the Non-solicitation Agreement, the Apollo Entities will (1) promptly (and in any event within 24 hours following receipt) notify Parent orally and in writing if any of the Apollo Entities or any of their respective representatives receives any Takeover Proposal, any request for information that would reasonably be expected to lead to a Takeover Proposal or any inquiry with respect to, or that would reasonably be expected to lead to, any Takeover Proposal, such notice to include a summary of the material terms and conditions of such Takeover Proposal, request or inquiry (including a copy, if made in writing), and the identity of the person making any such Takeover Proposal, request or inquiry and (2) keep Parent reasonably informed on a current basis of the status and terms of any such Takeover Proposal, request or inquiry, any material modifications to the terms thereof and any other material developments related thereto, to the extent that such information has not been provided to Parent by the Company or has been requested by Parent directly from the Apollo Entities. The Apollo Entities will be permitted to inform the Company of the receipt of any Takeover Proposal or any request for information that would reasonably be expected to lead to a Takeover Proposal upon receipt thereof and to share with the Company all facts and written communications relating thereto.

The Non-solicitation Agreement will automatically terminate upon the earlier of the (1) termination of the Merger Agreement and (2) Effective Time. However, no such termination will relieve any of the parties to the Non-solicitation Agreement from any liability or damages incurred or suffered by any other party, to the extent such liabilities or damages were the result of the willful and material breach by such first party of any of its obligations pursuant to the Non-solicitation Agreement.

MARKET PRICES OF COMMON STOCK AND DIVIDEND INFORMATION

Shares of Common Stock are quoted on the OTC Bulletin Board under the symbol “HUTC” and are not listed on any securities exchange. As of June 11, 2012, there were 105,895,928 shares of Common Stock outstanding, including 58,498,131 Earnout Shares, held by approximately 270 stockholders of record. The following table sets forth, for the fiscal quarters indicated, the reported high and low daily sales prices per share of Common Stock on the OTC Bulletin Board. Common Stock of the Company began being quoted on the OTC Bulletin Board on June 8, 2009.

Market Information

	Common Stock
	High			Low
Fiscal Year Ending December 31, 2010
1st Quarter		$3.49		$2.75
2nd Quarter		$3.75		$2.11
3rd Quarter		$2.85		$1.20
4th Quarter		$3.50		$1.20
Fiscal Year Ending December 31, 2011
1st Quarter		$4.68		$2.75
2nd Quarter		$4.00		$2.15
3rd Quarter		$4.50		$2.30
4th Quarter		$5.99		$3.50
Fiscal Year Ending December 31, 2012
1st Quarter		$4.80		$3.15
2nd Quarter (through June [ ], 2012)	$	[	]	$3.60

The closing sale price of shares of Common Stock on the OTC Bulletin Board on May 31, 2012, the last trading day prior to the announcement of the execution of the Merger Agreement, was $4.35 per share. On June [    ], 2012, the most recent practicable date prior to the date of this information statement, the closing sale price of shares of Common Stock on the OTC Bulletin Board was $[        ] per share. You are encouraged to obtain current market prices of shares of Common Stock.

The Company has not paid any dividends on shares of Common Stock during the periods indicated in the table above. The terms of the Merger Agreement do not allow us to declare or pay a dividend between June 1, 2012, and the earlier of the consummation of the Merger or the termination of the Merger Agreement.

APPRAISAL RIGHTS

The discussion of the provisions set forth below is not a complete summary regarding your appraisal rights under Delaware law and is qualified in its entirety by reference to Section 262 of the DGCL which is attached to this information statement as Annex D. Stockholders intending to exercise appraisal rights should carefully review Annex D in its entirety. Failure to follow precisely any of the statutory procedures set forth in Section 262 of the DGCL may result in a termination or waiver of these rights.

If you comply with the applicable statutory procedures of Section 262 of the DGCL, you may be entitled to appraisal rights under Section 262 of the DGCL. To exercise and perfect appraisal rights, a record holder of shares of Common Stock must follow precisely the statutory procedures pursuant to Section 262 of the DGCL required to be followed by a stockholder to perfect appraisal rights.

Section 262 of the DGCL is reprinted in its entirety as Annex D to this information statement. Set forth below is a summary description of Section 262 of the DGCL. The following is intended as a brief summary of the material provisions of statutory procedures pursuant to Section 262 of the DGCL required to be followed by a stockholder to perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to the full text of Section 262 of the DGCL, which appears in Annex D to this information statement. All references in Section 262 and this summary to “stockholder” are to the record holder of the shares of Common Stock immediately prior to the Effective Time as to which appraisal rights are asserted. Failure to comply strictly with the procedures set forth in Section 262 of the DGCL may result in the loss of appraisal rights.

Under the DGCL, holders of shares of Common Stock who follow the procedures set forth in Section 262 of the DGCL will be entitled to have their shares appraised by the Court of Chancery of the State of Delaware, or the Delaware Court of Chancery, and to receive payment in cash of the “fair value” of those shares, together with interest but exclusive of any element of value arising from the accomplishment or expectation of the Merger.

Under Section 262 of the DGCL, where a merger agreement relating to a proposed merger is adopted by stockholders acting by written consent in lieu of a meeting of the stockholders, the corporation must notify each of its stockholders who was a stockholder on the record date (which may be fixed in advance by the corporation (not more than 10 days prior to the date of the notice), or if not fixed in advance, will either be the day before the notice is given (if sent prior to the effective time) or will be the date of the effective time (if sent following the effective time)) that appraisal rights are available, and must include in each such notice a copy of Section 262 of the DGCL. This information statement constitutes such notice to the holders of shares of Common Stock and Section 262 of the DGCL is attached to this information statement as Annex D. Any stockholder who wishes to exercise such appraisal rights or who wishes to preserve his, her or its right to do so should review the following discussion and Annex D carefully, because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

Holders of shares of Common Stock who desire to exercise their appraisal rights must deliver to the Company a written demand for appraisal of their shares of Common Stock no later than 20 days after the date of mailing of the information statement (which includes the notice of written consent and appraisal rights), or [ ], 2012. A demand for appraisal will be sufficient if it reasonably informs the Company of the identity of the stockholder and that such stockholder intends thereby to demand appraisal of such stockholder’s shares of Common Stock. If you wish to exercise your appraisal rights you must be the record holder of such shares of Common Stock on the date the written demand for appraisal is made and you must continue to hold such shares of Common Stock through the Effective Time. Accordingly, a stockholder who is the record holder of shares of Common Stock on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to the Effective Time, will lose any right to appraisal in respect of such shares.

All written demands for appraisal of shares of Common Stock must be mailed or delivered to: HUGHES Telematics, Inc., 2002 Summit Boulevard, Suite 1800, Atlanta, Georgia, 30319, Attention: General Counsel. Only a holder of record of shares of Common Stock is entitled to demand an appraisal of the shares registered in that holder’s name. Accordingly, to be effective, a demand for appraisal by a stockholder of shares of Common Stock (a) must be made by, or in the name of, the record stockholder, fully and correctly, as the stockholder’s name appears on the stockholder’s stock certificate(s) or in the transfer agent’s records, in the case of uncertificated shares, (b) should specify the stockholder’s mailing address and the number of shares registered in the stockholder’s name, and (c) must state that the person intends thereby to demand appraisal of the stockholder’s shares in connection with the Merger. The demand cannot be made by the beneficial owner if he or she is not the record holder of the shares of Common Stock. The beneficial holder must, in such cases, have the registered owner, such as a bank, brokerage firm, trust or other nominee, submit the required demand in respect of those shares of Common Stock. If you hold your shares of Common Stock through a bank, brokerage firm, trust or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm, trust or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee. A person having a beneficial interest in shares held of record in the name of another person, such as a broker, bank, trust or other nominee, must act promptly to cause the record holder to follow properly and in a timely manner the steps necessary to perfect appraisal rights in accordance with Section 262 of the DGCL.

If shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by the fiduciary in that capacity. If the shares of Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a bank, brokerage firm, trust or other nominee, who holds shares of Common Stock as a nominee for others, may exercise his or her right of appraisal with respect to the shares of Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock as to which appraisal is sought. If you hold shares of Common Stock through a broker who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares of Common Stock must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the record owner.

Within 10 days after the Effective Time, the Surviving Corporation in the Merger must give written notice that the Merger has become effective to each of the Company’s stockholders who properly asserted appraisal rights under Section 262 of the DGCL. At any time within 60 days after the Effective Time, any stockholder who has demanded an appraisal, but has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the consideration specified by the Merger Agreement for that stockholder’s shares of Common Stock by delivering to the Surviving Corporation a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the Surviving Corporation. Unless the demand is properly withdrawn by the stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party within 60 days after the Effective Time, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Delaware Court of Chancery deems just. If the Surviving Corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value of such stockholder’s shares as determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration offered pursuant to the Merger Agreement.

Within 120 days after the Effective Time, but not thereafter, either the Surviving Corporation or any stockholder who has complied with the requirements of Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Common Stock held by all stockholders entitled to appraisal. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon the Surviving Corporation. The Surviving Corporation has no obligation to file such a petition, has no present intention to file a petition and holders of shares of Common Stock should not assume that the Surviving Corporation will file a petition.

Accordingly, it is the obligation of the holders of shares of Common Stock to initiate all necessary action to perfect their appraisal rights in respect of shares of Common Stock within the time prescribed in Section 262 and the failure of a stockholder to file such a petition within the period specified in Section 262 could result in a loss of such stockholder’s appraisal rights. In addition, within 120 days after the Effective Time, any stockholder who has properly complied with the requirements of Section 262 of the DGCL will be entitled to receive from the Surviving Corporation, upon written request, a statement setting forth the aggregate number of shares of Common Stock not voted in favor of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within 10 days after such written request has been received by the Surviving Corporation or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A person who is the beneficial owner of shares of Common Stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from the Surviving Corporation such statement.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the Surviving Corporation, then the Surviving Corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares of Common Stock and with whom agreements as to the value of their shares of Common Stock have not been reached by the Surviving Corporation. After notice to stockholders who have demanded appraisal, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided by Section 262. The Delaware Court of Chancery may require stockholders who have demanded payment for their shares of Common Stock to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings, and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder. Upon application by the Surviving Corporation or by any stockholder entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. After determination of the stockholders entitled to appraisal of their shares of Common Stock, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Delaware Court of Chancery will determine the fair value of the shares of Common Stock, as of the Effective Time after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the fair value has been determined, the Delaware Court of Chancery will direct the payment of such value upon surrender by those stockholders of the certificates representing their shares of Common Stock. Unless the Court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment.

You should be aware that an investment banking opinion as to the fairness from a financial point of view of the consideration to be received in a sale transaction, such as the Merger, is not an opinion as to fair value under Section 262. Although we believe that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Moreover, we do not anticipate offering more than the Merger

Consideration to any stockholder exercising appraisal rights and reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Common Stock is less than the Merger Consideration. In determining “fair value,” the Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder’s exclusive remedy.

Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the parties participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of Common Stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the Effective Time, be entitled to vote shares of Common Stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of Common Stock, other than with respect to payment as of a record date prior to the Effective Time. If no petition for appraisal is filed within 120 days after the Effective Time, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder’s shares of Common Stock will be deemed to have been converted at the Effective Time into the right to receive the Merger Consideration, without interest, and subject to reduction for any required withholding taxes. A stockholder will fail to perfect, or effectively lose, the right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time. In addition, as indicated above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 at any time within 60 days after the Effective Time (or thereafter with the written approval of the Company) and accept the Merger Consideration, without interest and subject to reduction for any required withholding taxes, offered pursuant to the Merger Agreement. Once a petition for appraisal has been filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder of the Company without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, that such restriction shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined the appraisal proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the Merger Consideration, without interest and subject to reduction for any required withholding taxes, within 60 days after the Effective Time. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder’s statutory appraisal rights.

In view of the complexity of Section 262 of the DGCL, the Company’s stockholders who may wish to dissent to the Merger and pursue appraisal rights should consult their legal and financial advisors.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of June 11, 2012 with respect to shares of Common Stock beneficially owned by each of the Company’s directors and the named executive officers, all directors and executive officers as a group and each person the Company believes to be the beneficial owner of more than 5% of the outstanding shares of Common Stock as of such date. Except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and investment power with respect to shares owned by such stockholder. In the case of the Company’s directors and executive officers, the information below has been provided by such persons at the Company’s request.

As of June 11, 2012, 105,895,928 shares of Common Stock were issued and outstanding, of which 58,498,131 were Earnout Shares placed in escrow pursuant to the Escrow Agreement entered into in connection with the Polaris Merger, to be released contingent upon Common Stock meeting specified trading share price targets prior to March 31, 2014. Pursuant to the terms of the Escrow Agreement, the Earnout Shares will automatically be cancelled in connection with the Merger with no consideration paid therefor.

The information presented under Column A in the table below reflects beneficial ownership excluding all Earnout Shares. Note that the beneficial ownership percentages under Column A do not reflect the voting power beneficially owned by these individuals and entities because their Earnout Shares may be voted without restriction. The information presented under Column B in the table below reflects beneficial ownership including all Earnout Shares and reflects the voting power beneficially owned by the listed individuals and entities.

	Column A Beneficial Ownership (Excluding Earnout Shares)			Column B Beneficial Ownership (Including Earnout Shares)
Name of Beneficial Owner (1)	Number of Shares of Common Stock		Percentage of Outstanding Common Stock	Number of Shares of Common Stock		Percent of Outstanding Common Stock
Principal Stockholders
Apollo Management V, L.P.	22,117,633	(2)	43.9%	62,668,697	(3)	59.2%
Wellington Management Company, LLP	7,660,777	(4)	16.2%	11,410,777	(5)	10.8%

Directors and Executive Officers
Jeffrey A. Leddy	465,808	(6)	1.0%	1,297,994	(7)	1.2%
Erik J. Goldman	296,943	(8)	0.6%	935,245	(9)	0.9%
Craig J. Kaufmann	99,690	(10)	0.2%	170,104	(11)	0.2%
Robert C. Lewis	102,023	(12)	0.2%	172,437	(13)	0.2%
Keith J. Schneider	110,448	(14)	0.2%	138,615	(15)	0.1%
Andrew D. Africk	50,016	(16)	0.1%	96,957	(17)	0.1%
Marc V. Byron	762,343	(18)	1.6%	1,337,262	(19)	1.3%
Andrew P. Hines	46,000		0.1%	46,000		0.0%
Warren N. Lieberfarb	46,000		0.1%	46,000		0.0%
Steven Martinez	36,000	(20)	0.1%	36,000	(20)	0.0%
Matthew H. Nord	50,016	(21)	0.1%	96,957	(22)	0.1%
Aaron J. Stone	36,000	(23)	0.1%	36,000	(23)	0.0%
Mark VanStekelenburg	46,000		0.1%	46,000		0.0%
All directors and executive officers as a group (13 persons)	2,147,287	(24)	4.5%	4,455,571	(25)	4.1%

(1)	Unless otherwise indicated, the business address of the individuals who are our current officers and directors is 2002 Summit Boulevard, Suite 1800, Atlanta, Georgia 30319.

(2)	Includes (a) 12,373,560 shares of Common Stock held by Communications, (b) 6,419,073 shares of Common Stock held by PLASE HT, (c) 325,000 shares of Common Stock held by Management V and (d) 3,000,000 shares of Common Stock issuable upon exercise of warrants held by PLASE HT. Management V is the manager of Communications. Apollo Management, L.P. (“Management”), an SEC registered investment adviser, is the sole member and manager of AIF V Management, LLC, which is the general partner of Management V. Apollo Management GP, LLC (“Management GP”) is the general partner of Management. Apollo Management Holdings, L.P. (“Management Holdings”) is the sole member and manager of Management GP. The general partner of Management Holdings is Apollo Management Holdings GP, LLC (“Management Holdings GP”). Apollo Investment Fund V (PLASE) LP (“AIF V PLASE”) has been delegated management authority for PLASE HT. Apollo Advisors V, L.P. (“Advisors V”) is the general partner of AIF V PLASE. Apollo Capital Management V, Inc. (“Capital Management V”) is the general partner of Advisors V. Apollo Principal Holdings I, L.P. (“Principal Holdings”) is the sole stockholder of Capital Management V, and Apollo Principal Holdings I GP, LLC (“Apollo Principal GP”) is the general partner of Principal Holdings. Management is the managing general partner of Apollo Management IV, L.P. Apollo Capital Management IV, Inc. (“Capital Management IV”) is the general partner of Apollo Advisors IV, L.P. Principal Holdings is the sole stockholder of Capital Management IV. Leon Black, Joshua Harris and Marc Rowan are the principal executive officers and managers of Management Holdings GP and Apollo Principal GP, and as such may be deemed to have voting and/or dispositive powers with respect to the shares owned by Communications, PLASE HT and Management V. Each of Messrs. Black, Harris and Rowan disclaims beneficial ownership of any shares of Common Stock owned or to be received by Apollo, except to the extent of any pecuniary interest therein. The business address of Management V is 9 West 57th Street, 43rd Floor, New York, New York 10019.
(3)	Includes (a) the shares of Common Stock described in footnote (2) above, (b) 41,440,731 Earnout Shares held by Communications and (c) 2,110,333 Earnout Shares held by PLASE HT.
(4)	Includes shares of Common Stock held by investment advisory clients of Wellington Management Company, LLP (“Wellington Management”). Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Wellington Management, in such capacity, may be deemed to share beneficial ownership over the shares held by its client accounts. The business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109.
(5)	Includes the shares of Common Stock described in footnote (4) above and 3,750,000 Earnout Shares held by investment advisory clients of Wellington Management.
(6)	Includes 222,430 shares of Common Stock held by Mr. Leddy and 243,378 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days. Does not include 43,750 shares of Common Stock issuable upon exercise of stock options that will vest immediately prior to the Closing.
(7)	Includes (a) the shares of Common Stock described in footnote (6) above, (b) 195,560 Earnout Shares held by Mr. Leddy, (c) 86,091 Earnout Shares held by the Jeffrey A. Leddy Grantor Retained Annuity Trust, and (d) 550,535 shares of Common Stock issuable upon exercise of Earnout Options that are exercisable within 60 days.
(8)	Includes 156,597 shares of Common Stock held by Mr. Goldman and 140,346 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days. Does not include 48,750 shares of Common Stock issuable upon exercise of stock options that will vest immediately prior to the Closing.
(9)	Includes (a) the shares of Common Stock described in footnote (8) above, (b) 281,651 Earnout Shares held by Mr. Goldman and (c) 356,651 shares of Common Stock issuable upon exercise of Earnout Options that are exercisable within 60 days.
(10)	Includes 40,676 shares of Common Stock currently held by Mr. Kaufmann and 59,014 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days. Does not include 40,000 shares of Common Stock issuable upon exercise of stock options that will vest immediately prior to the Closing.
(11)	Includes (a) the shares of Common Stock described in footnote (10) above, (b) 23,470 Earnout Shares held by Mr. Kaufmann and (c) 46,944 shares of Common Stock issuable upon exercise of Earnout Options that are exercisable within 60 days.

(12)	Includes 43,009 shares of Common Stock currently held by Mr. Lewis and 59,014 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days. Does not include 45,000 shares of Common Stock issuable upon exercise of stock options that will vest immediately prior to the Closing.
(13)	Includes (a) the shares of Common Stock described in footnote (12) above, (b) 23,470 Earnout Shares held by Mr. Lewis and (c) 46,944 shares of Common Stock issuable upon exercise of Earnout Options that are exercisable within 60 days.
(14)	Includes 27,039 shares of Common Stock held by Mr. Schneider and 83,409 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days. Does not include 35,000 shares of Common Stock issuable upon exercise of stock options that will vest immediately prior to the Closing.
(15)	Includes the shares of Common Stock described in footnote (14) above and 28,167 shares of Common Stock issuable upon exercise of Earnout Options that are exercisable within 60 days.
(16)	Includes 36,000 shares of Common Stock held by Mr. Africk and 14,016 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days. Does not include any shares of Common Stock held by Communications, PLASE HT or Management V, each of which is an affiliate of Apollo, of which Mr. Africk serves as a senior partner. Mr. Africk disclaims beneficial ownership of any shares of Common Stock owned by any affiliates of Apollo, except to the extent of any pecuniary interest therein.
(17)	Includes the shares of Common Stock described in footnote (16) above and 46,941 shares of Common Stock issuable upon exercise of Earnout Options that are exercisable within 60 days.
(18)	Includes (a) 621,293 shares of Common Stock held by Byron Business Ventures XX, LLC, an entity controlled by Mr. Byron, (b) 36,000 shares of Common Stock held by Mr. Byron and (c) 105,050 shares of Common Stock held by Trivergance, LLC, an entity controlled by Mr. Byron.
(19)	Includes (a) the shares of Common Stock described in footnote (18) above, (b) 333,026 Earnout Shares held by Byron Business Ventures XX, LLC and (c) 241,893 Earnout Shares held by Trivergance, LLC.
(20)	Includes shares of Common Stock held by Mr. Martinez. Does not include any shares of Common Stock held by Communications, PLASE HT or Management V, each of which is an affiliate of Apollo, of which Mr. Martinez serves as a partner. Mr. Martinez disclaims beneficial ownership of any shares of Common Stock owned by any affiliates of Apollo, except to the extent of any pecuniary interest therein.
(21)	Includes 36,000 shares of Common Stock held by Mr. Nord and 14,016 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days. Does not include any shares of Common Stock held by Communications, PLASE HT or Management V, each of which is an affiliate of Apollo, of which Mr. Nord serves as a partner. Mr. Nord disclaims beneficial ownership of any shares of Common Stock owned by any affiliates of Apollo, except to the extent of any pecuniary interest therein.
(22)	Includes the shares of Common Stock described in footnote (21) above and 46,941 shares of Common Stock issuable upon exercise of Earnout Options that are exercisable within 60 days.
(23)	Includes shares of Common Stock held by Mr. Stone. Does not include any shares of Common Stock held by Communications, PLASE HT or Management V, each of which is an affiliate of Apollo, of which Mr. Stone serves as a senior partner. Mr. Stone disclaims beneficial ownership of any shares of Common Stock owned by any affiliates of Apollo, except to the extent of any pecuniary interest therein.
(24)	Includes 1,534,094 shares of Common Stock and 613,193 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days.
(25)	Includes (a) the shares of Common Stock described in footnote (24) above, (b) 1,185,161 Earnout Shares and (c) 1,123,123 shares of Common Stock issuable upon exercise of Earnout Options that are exercisable within 60 days.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports and other documents with the SEC. These reports, and other information contain additional information about the Company. Stockholders may read and copy any reports, statements or other information filed by the Company at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the public reference section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room. The Company’s SEC filings made electronically are available to the public at the SEC’s website located at www.sec.gov. Stockholders can also obtain free copies of our SEC filings through the “Investor Relations” section of the Company’s website at www.hughestelematics.com. Our website address is being provided as an inactive textual reference only. The information provided on our website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, is not part of this information statement, and therefore is not incorporated herein by reference.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this information statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this information statement. This information statement and the information that the Company files later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this information statement.

The Company incorporates by reference each document it files under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this information statement and before the Effective Time. The Company also incorporates by reference in this information statement the following documents filed by it with the SEC under the Exchange Act:

SEC File Number 001-34621	Period
Current Reports on Form 8-K	Filed on January 12, 2012 and June 1, 2012.
Annual Report on Form 10-K	Year Ended December 31, 2011 (Filed on March 15, 2012).
Quarterly Report on Form 10-Q	Period Ended March 31, 2012 (Filed on May 10, 2012).

The Company undertakes to provide without charge to each person to whom a copy of this information statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this information statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this information statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the following address and telephone number:

HUGHES Telematics, Inc. 2002 Summit Boulevard, Suite 1800 Atlanta, Georgia 30319 (404) 573-5800

Parent and Sub have supplied, and the Company has not independently verified, the information in this information statement relating to Parent and Sub.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements and annual reports. This means that only one copy of our information statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document. Please direct your inquiry or request by mail or telephone to the Company at 2002 Summit Boulevard, Suite 1800, Atlanta, Georgia 30319, Attention: Investor Relations, (404) 573-5800. If you want to receive separate copies of the information statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in or incorporated by reference in this information statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this information statement. This information statement is dated June [ ], 2012. No assumption should be made that the information contained in this information statement is accurate as of any date other than that date, and the mailing of this information statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this information statement.

ANNEX A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

by and among

VERIZON COMMUNICATIONS INC.,

VERIZON TELEMATICS INC.

and

HUGHES TELEMATICS, INC.

Dated as of June 1, 2012

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INDEX OF DEFINED TERMS

Term	Section
Acceptable Confidentiality Agreement	5.2(b)
Action	9.3
Affiliate	9.3
Affiliate Transaction	3.20
Agreement	Preamble
Analysis Period	5.3(c)
Antitrust Law	9.3
Book-Entry Shares	2.1(c)(ii)
Business	9.3
Business Day	9.3
Capitalization Date	3.6(b)
Certificate	2.1(c)(ii)
Certificate of Merger	1.3
Closing	1.2
Closing Date	1.2
Code	9.3
Company	Preamble
Company Adverse Recommendation Change	5.3(a)
Company Board Recommendation	3.2(c)
Company Common Stock	3.6(a)
Company Disclosure Letter	III
Company Financial Statements	3.8(b)
Company Insurance Policies	3.18(a)
Company Leased Premises	3.12(c)
Company Material Adverse Effect	9.3
Company Material Contract	3.13(b)
Company Options	3.6(d)
Company Permits	3.16(b)
Company Preferred Stock	3.6(a)
Company Restricted Stock Awards	3.6(e)
Company SEC Documents	3.8(a)
Company Securities	3.6(f)
Company Stock Plans	9.3
Company Stockholder Approval	3.3
Company Stockholders’ Meeting	6.1(b)
Company Tax Returns	3.11(a)
Company Termination Fee	9.3
Company Warrants	9.3
Confidentiality Agreement	6.2(b)
Consent	9.3
Continuing Employee	6.8(a)
Contract	9.3
Corporate Records	3.1(b)
Credit Agreement	9.3
Customer Contract	3.13(c)
DGCL	1.1
Dissenting Shares	2.1(f)(i)
Earnout Options	9.3
Earnout Shares	9.3

Effective Time	1.3
Employee Benefit Plan	9.3
Environmental Laws	9.3
Equity Securities	9.3
ERISA	9.3
ERISA Affiliate	9.3
Escrow Agreement	9.3
Exchange Act	9.3
Exchange Fund	2.2(a)(i)
FCPA	3.22(a)
GAAP	3.8(b)
Government Contract	9.3
Government Official	9.3
Governmental Entity	9.3
Hazardous Material	9.3
HSR Act	9.3
Indemnified Parties	6.4(a)
Information Statement	6.1(a)
Intellectual Property	9.3
Intervening Event	5.3(b)(ii)
IT Systems	9.3
knowledge	9.3
Law	9.3
Laws	9.3
Liability	9.3
Lien	9.3
Materially Burdensome Condition	6.3(c)
Merger	Recitals
Merger Consideration	2.1(c)(i)
Multiemployer Plan	9.3
Multiple Employer Plan	3.17(h)
Non-Earnout Option	9.3
Non-Earnout Option Consideration	9.3
NWF	9.3
OFAC	3.22(b)
Order	9.3
Organizational Documents	9.3
Outside Date	8.1(b)(i)
Owned Intellectual Property	9.3
Parent	Preamble
Parent Disclosure Letter	IV
Parent Matching Proposal	8.1(e)
Parent Material Adverse Effect	9.3
Parent Proposal	5.3(c)
Parent SEC Documents	IV
Payment Agent	2.2(a)(i)
Permits	9.3
Permitted Liens	9.3
Person	9.3
Polaris Earnout Options	9.3
Polaris Merger Agreement	9.3

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Products	3.21(b)
Proxy Statement	6.1(b)
Qualified Financial Advisor	5.2(b)
Qualified Plans	3.17(b)
Recommendation Change Notice	5.3(c)
Recommendation Change Notice Period	5.3(c)
Release	9.3
Representatives	9.3
Sarbanes-Oxley Act	3.8(a)
SEC	3.8(a)
Securities Act	3.8(a)
Software	9.3
Special Committee	Recitals
Special Committee Recommendation	Recitals
Stockholder Approval Date	5.2(b)
Stockholder Written Consent	6.1(a)
Sub	Preamble
Subsidiary	9.3
Subsidiary Securities	3.7(b)
Superior Proposal	5.2(e)
Superior Proposal Analysis Period	8.1(e)
Superior Proposal Notice	8.1(e)
Superior Proposal Notice Period	8.1(e)
Surviving Corporation	1.1
Tail Policy	6.4(c)
Takeover Proposal	5.2(e)
Tax	9.3
Tax Returns	9.3
Taxes	9.3
Trade Approvals	3.22(d)
Trade Laws	3.22(b)
Trade Secrets	9.3
Unvested Non-Earnout Option	2.1(e)(ii)
Unvested Non-Earnout Option Payment Date	2.1(e)(ii)
Vested Non-Earnout Option	2.1(e)(ii)
Virus	9.3
WARN	3.17(k)
Warrant Consideration	2.1(d)
Written Consent Date	5.3(b)
Written Consent End Date	9.3
Written Consent Failure	6.1(b)
Written Consent Failure Termination Period	8.1(g)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of June 1, 2012, is by and among Verizon Communications Inc., a Delaware corporation (“Parent”), Verizon Telematics Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Sub”), and HUGHES Telematics, Inc., a Delaware corporation (the “Company”).

WHEREAS, the special committee of the Board of Directors of the Company, consisting of independent, disinterested directors of the Company formed for the purpose of, among other things, evaluating, negotiating and making a recommendation to the Board of Directors of the Company with respect to the transactions contemplated hereby (the “Special Committee”), has unanimously (i) approved and declared advisable this Agreement, the Merger (as defined below) and the other transactions contemplated hereby and (ii) recommended to the Board of Directors of the Company that it approve and declare advisable this Agreement and the transactions contemplated hereby, including the Merger (the “Special Committee Recommendation”);

WHEREAS, the Board of Directors of the Company, by unanimous vote of all of the directors, acting upon the Special Committee Recommendation, has (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement and to consummate the transactions contemplated hereby, including the merger of Sub with and into the Company (the “Merger”), (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, and (iii) subject to Section 5.2, resolved to recommend the adoption of this Agreement and the approval of the transactions contemplated hereby, including the Merger, by the holders of the shares of the Company Common Stock, upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Boards of Directors of Parent and Sub, by unanimous vote of those directors present and voting, have (i) determined that it is in the best interests of their respective companies and stockholders, and declared it advisable, to enter into this Agreement and (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and subject to the conditions set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

THE MERGER

Section 1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Sub shall be merged with and into the Company at the Effective Time. As a result of the Merger, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”).

Section 1.2 Closing. The closing of the Merger (the “Closing”) shall take place at 10:00 a.m., local time, on the third Business Day after satisfaction or (to the extent permitted by applicable Law and this Agreement) waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by applicable Law and this Agreement) waiver of those conditions), or at such other time and date as Parent and the Company may agree in writing. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.” The Closing shall be held at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, New York 10022, unless another place is agreed to by Parent and the Company.

Section 1.3 Effective Time. Subject to the provisions of this Agreement, at the Closing, the parties shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware a certificate of merger (the “Certificate of Merger”), in such form as required by, and executed and acknowledged by the parties in accordance with, the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL in connection with the Merger. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as Parent and the Company may agree and may specify in the Certificate of Merger (the time the Merger becomes effective being hereinafter referred to as the “Effective Time”).

Section 1.4 Effects of the Merger. The Merger shall have the effects set forth herein and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the property, rights, privileges, immunities, powers and franchises of the Company and Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Sub shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.5 Certificate of Incorporation and By-Laws.

(a) At the Effective Time, the Certificate of Incorporation of the Surviving Corporation shall be amended and restated to read in its entirety as set forth in Exhibit A, and as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with its terms and the terms hereof and as provided by applicable Law.

(b) At the Effective Time and subject to Section 6.4, the By-Laws of the Surviving Corporation shall be amended and restated to conform to the By-Laws of Sub in effect immediately prior to the Effective Time, except that the name of the Surviving Corporation as set forth in the By-Laws shall be HUGHES Telematics, Inc., and as so amended and restated, shall be the By-Laws of the Surviving Corporation until thereafter amended in accordance with their terms and the terms hereof and as provided by applicable Law (subject to Section 6.4). All appropriate corporate actions shall be taken by the Company and the Surviving Corporation, as applicable, to effect the foregoing.

Section 1.6 Directors of the Surviving Corporation. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

Section 1.7 Officers of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

Section 1.8 Subsequent Actions. If at any time after the Effective Time the Surviving Corporation shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out the provisions of this Agreement, then the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or Sub, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out the provisions of this Agreement.

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ARTICLE II

EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE

CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

Section 2.1 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Sub, the Company or any holder of any shares of Company Common Stock:

(a) Capital Stock of Sub. Each issued and outstanding share of capital stock of Sub outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of the common stock, par value $0.0001 per share, of the Surviving Corporation and shall constitute the only shares of capital stock of the Surviving Corporation outstanding immediately after the Effective Time. Each certificate evidencing ownership of such shares of common stock of Sub shall thereafter evidence ownership of shares of common stock of the Surviving Corporation.

(b) Cancellation of Treasury Stock and Parent-Owned Stock; Cancellation of Earnout Shares.

(i) Each issued and outstanding share of Company Common Stock that is directly owned by the Company, Parent or any of their direct or indirect wholly owned Subsidiaries immediately prior to the Effective Time shall automatically be canceled and shall cease to exist, and no consideration shall be paid in exchange therefor.

(ii) Each Earnout Share issued and outstanding immediately prior to the Effective Time shall automatically be canceled in accordance with the applicable provisions of the Escrow Agreement and shall cease to exist, and no consideration shall be paid in exchange therefor.

(c) Conversion of Company Common Stock.

(i) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (A) shares of Company Common Stock to be canceled in accordance with Section 2.1(b) and (B) any Dissenting Shares) shall be converted into the right to receive $12.00 in cash, without interest (the “Merger Consideration”).

(ii) At the Effective Time, all issued and outstanding shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Section 2.1(c) shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of (x) a certificate that immediately prior to the Effective Time represented any shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Section 2.1(c) (a “Certificate”) or (y) any shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Section 2.1(c) that are represented by book-entry (“Book-Entry Shares”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to which such holder is entitled pursuant to this Section 2.1(c), in each case without any interest thereon, in consideration therefor upon surrender of such Certificate in accordance with Section 2.2(b), in the case of certificated shares, and automatically, in the case of Book-Entry Shares.

(iii) In the event that, between the date of this Agreement and the Effective Time, there is a change in the number of shares of Company Common Stock or securities convertible or exchangeable into or exercisable for shares of Company Common Stock issued and outstanding as a result of a reclassification, stock split (including a reverse split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction, the Merger Consideration shall be appropriately adjusted to reflect such action.

(iv) The right of any holder of Company Common Stock to receive Merger Consideration shall, to the extent provided in Section 2.2(h), be subject to and reduced by the amount of any withholding that is required under applicable Tax Law.

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(d) Treatment of Company Warrants. At or prior to the Effective Time, the Company shall take all such actions as may be required to cause each outstanding Company Warrant to be canceled, effective as of the Effective Time, and converted into a right to receive an amount of cash (rounded to the nearest cent), without interest, equal to the product of (x) the excess, if any, of the Merger Consideration over the applicable exercise price per share of each such Company Warrant, multiplied by (y) the number of shares of Company Common Stock that may be purchased pursuant to such Company Warrant (the “Warrant Consideration”).

(e) Treatment of Stock Options.

(i) Effective as of the Effective Time, each outstanding Earnout Option shall automatically be canceled and shall cease to exist, and no consideration shall be paid in exchange therefor. The Company shall take all such actions as may be required to effect the cancellation of the Earnout Options as set forth in the immediately preceding sentence, including using reasonable best efforts to obtain written confirmation of such cancellation from each holder of each such Earnout Option (it being hereby understood that the obtaining of such confirmations shall not be deemed to constitute a condition to the Closing).

(ii) Effective as of the Effective Time, (A) each outstanding Non-Earnout Option that is vested and exercisable as of the Effective Time (each, a “Vested Non-Earnout Option”) shall be canceled and converted into a right to receive the Non-Earnout Option Consideration, which shall be paid to the holder of each such Vested Non-Earnout Option, net of all applicable withholdings, within ten (10) Business Days following the Closing Date, and (B) each outstanding Non-Earnout Option that is unvested as of the Effective Time (each, an “Unvested Non-Earnout Option”) shall be canceled and converted into a right to receive the Non-Earnout Option Consideration, which shall be payable to the holder of each such Unvested Non-Earnout Option, net of all applicable withholdings, on the earliest of (1) December 31, 2012, (2) the last payroll date of Parent in the 2012 calendar year and (3) the payroll date of Parent next following the date on which such Non-Earnout Option would have become vested (such date, the “Unvested Non-Earnout Option Payment Date”); provided, however, that if a holder’s employment with Parent and its Subsidiaries is terminated prior to the Unvested Non-Earnout Option Payment Date (I) without “Cause” (as defined in the HUGHES Telematics, Inc. 2009 Equity and Incentive Plan), (II) by the holder for “Good Reason” (as defined in the HUGHES Telematics, Inc. 2009 Equity and Incentive Plan), (III) by reason of the holder’s “Disability” (as defined in the HUGHES Telematics, Inc. 2009 Equity and Incentive Plan) or (IV) by reason of the holder’s death, then, in the case of any of clauses (I)–(IV), the Unvested Non-Earnout Option Consideration shall be payable to such holder promptly following such termination of employment, subject, in the case of a termination pursuant to clause (I) or (II) only, to the holder’s execution and non-revocation of a release of claims in a form reasonably acceptable to Parent, and if a holder’s employment with Parent and its Subsidiaries is terminated prior the Unvested Non-Earnout Option Payment Date for any reason other than as set forth in clause (I), (II), (III) or (IV) of this Section 2.1(e)(ii), then such holder shall forfeit any right to the unpaid Non-Earnout Option Consideration as of the date of such termination. With respect to each holder of Non-Earnout Options, it shall be a condition to the receipt of any payment pursuant to this Section 2.1(e)(ii) by such holder that such holder shall execute a written confirmation of the cancellation pursuant to Section 2.1(e)(i) hereof of any Earnout Options that are held by such holder (it being hereby understood that the obtaining of such confirmations shall not be deemed to constitute a condition to the Closing).

(f) Dissenting Shares.

(i) Shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and that are held by holders who have not voted in favor of or consented to the adoption of this Agreement and who are entitled to demand and have properly demanded appraisal of the fair value of such shares of Company Common Stock in accordance with Section 262 of the DGCL (the “Dissenting Shares”) shall not be canceled and converted into the right to receive the Merger Consideration, and the holders thereof shall be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however, that if any such stockholder of the Company shall fail to perfect or shall effectively waive, withdraw or lose such stockholder’s rights under Section 262 of the DGCL, such stockholder’s Dissenting

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Shares in respect of which the stockholder would otherwise be entitled to receive payment under Section 262 of the DGCL shall thereupon be deemed to have been converted into the right (if otherwise entitled to receive Merger Consideration pursuant to Section 2.1(c)) to receive the Merger Consideration in accordance with Section 2.1(c) (payable without any interest thereon).

(ii) The Company shall give Parent prompt notice of any written demand for appraisal pursuant to Section 262 of the DGCL and any written withdrawals of such notices and any other instruments or notices delivered to the Company prior to the Effective Time pursuant to Section 262 of the DGCL. Parent shall have the right to direct negotiations and proceedings with respect to demands for appraisal under Section 262 of the DGCL, and the Company shall have the right to participate in such negotiations and proceedings. Prior to the Effective Time, neither the Company nor Parent shall, except with the prior written consent of the other party or as otherwise required by an Order, (x) make any payment or other commitment with respect to any such exercise of appraisal rights, (y) offer to settle or settle any such rights or (z) waive any failure to timely deliver a written demand for appraisal or timely take any other action to perfect appraisal rights in accordance with the DGCL.

Section 2.2 Exchange of Certificates; Book-Entry Shares; Payment Procedures.

(a) Payments.

(i) Payment Agent. Prior to the Effective Time, Parent shall enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with a bank or trust company designated by Parent and reasonably acceptable to the Company (the “Payment Agent”) and shall cause to be deposited, with the Payment Agent for the benefit of the holders of Certificates and Book-Entry Shares, cash in an aggregate amount equal to the sum of (x) the aggregate amount of Merger Consideration to be paid in respect of shares of Company Common Stock pursuant to Section 2.1(c) and (y) the aggregate amount of Warrant Consideration to be paid in respect of Company Warrants pursuant to Section 2.1(d). All cash deposited with the Payment Agent pursuant to this Section 2.2(a) shall hereinafter be referred to as the “Exchange Fund”. The Payment Agent shall deliver the Merger Consideration payable pursuant to Section 2.1(c) and the Warrant Consideration payable pursuant to Section 2.1(d) out of the Exchange Fund. Except to the extent set forth in Section 2.2(f) or to make payments as contemplated by the proviso in Section 2.1(f), the Exchange Fund shall not be used for any other purpose. The Surviving Corporation shall pay all fees and expenses owed to the Payment Agent.

(ii) Option Payments. Immediately following the Effective Time, Parent shall cause to be deposited with the Surviving Corporation sufficient funds to make all payments pursuant to Section 2.1(e)(ii)(A).

(b) Exchange Procedures.

(i) Letters of Transmittal. As soon as reasonably practicable after the Effective Time (but in any event within five (5) Business Days after the Effective Time), Parent shall cause the Payment Agent to mail:

(A) to each holder of record of one or more Certificates or Book-Entry Shares, (1) a form of letter of transmittal (which shall be in form and substance reasonably acceptable to the Company and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Payment Agent or, with respect to Book-Entry Shares, in accordance with the instructions in the letter of transmittal, and which shall be in customary form and contain customary provisions) and (2) instructions for use in effecting the surrender of such Certificates or Book-Entry Shares in exchange for the Merger Consideration to which such holder is entitled pursuant to Section 2.1(c); and

(B) to each holder of Company Warrants that were converted into the right to receive the Warrant Consideration pursuant to Section 2.1(d), (1) a form of letter of transmittal (which shall be in form and substance reasonably acceptable to the Company) and (2) instructions for use in effecting the surrender of such Company Warrants in exchange for the Warrant Consideration to which such holder is entitled pursuant to Section 2.1(d).

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(ii) Certificates. Each holder of record of one or more Certificates shall, upon surrender to the Payment Agent of such Certificates, together with a duly executed letter of transmittal and such other documents as may reasonably be required by the Payment Agent, be entitled to receive in exchange therefor, and Parent shall cause the Payment Agent to pay and deliver in exchange therefor, as promptly as practicable after the Effective Time, the amount of Merger Consideration to which such holder is entitled pursuant to Section 2.1(c), and the Certificates so surrendered shall forthwith be canceled. In the event of a transfer of ownership of a Certificate that is not registered in the transfer records of the Company, payment of Merger Consideration may be made to a Person other than the Person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the transfer or establish to the reasonable satisfaction of Parent that such Taxes have been paid or are not applicable. Until surrendered as contemplated by this Section 2.2(b), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration to be paid in respect of the shares of Company Common Stock represented by such Certificate pursuant to Section 2.1(c). No interest shall be paid or will accrue on any payment to holders of Certificates pursuant to the provisions of this Article II.

(iii) Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, a holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Payment Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to Section 2.1(c). In lieu thereof, each holder of record of one or more Book-Entry Shares shall automatically upon the Effective Time be entitled to receive, and Parent shall cause the Payment Agent to pay and deliver as promptly as practicable after the Effective Time the amount of Merger Consideration to which such holder is entitled pursuant to Section 2.1(c).

(iv) Company Warrants. Each holder of Company Warrants shall, upon surrender to the Payment Agent of such Company Warrants, together with a duly executed letter of transmittal and such other documents as may reasonably be required by the Payment Agent, be entitled to receive in exchange therefor, and Parent shall cause the Payment Agent to pay and deliver in exchange therefor, as promptly as practicable, the amount of Warrant Consideration to which such holder is entitled pursuant to Section 2.1(d). At any time after the Effective Time, each Company Warrant shall be deemed to represent only the right to receive upon such surrender the Warrant Consideration to be paid in respect of such Company Warrant pursuant to Section 2.1(d). No interest shall be paid or will accrue on any payment to holders of Company Warrants pursuant to the provisions of this Article II.

(c) No Further Ownership Rights in Company Common Stock. The Merger Consideration paid upon the surrender of Certificates (or automatically, in the case of Book-Entry Shares) in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificates or such Book-Entry Shares, subject, however, to the Surviving Corporation’s obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared but not paid or made by the Company on the shares of Company Common Stock in accordance with the terms of this Agreement prior to the Effective Time. At the close of business on the day on which the Effective Time occurs, the share transfer books of the Company shall be closed, and there shall be no further registration of transfers on the share transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificate is presented to the Surviving Corporation for transfer, it shall be canceled against delivery of the Merger Consideration and exchanged as provided in this Article II.

(d) Termination of the Exchange Fund. Unless otherwise directed by the Surviving Corporation, any portion of the Exchange Fund that remains undistributed to the holders of Company Common Stock for twelve (12) months after the Effective Time shall be delivered to the Surviving Corporation, upon demand, and any holders of Company Common Stock who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation for, and the Surviving Corporation shall, subject to Section 2.2(e), remain liable for, payment of their claim for the Merger Consideration in accordance with this Article II.

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(e) No Liability. None of Parent, the Company, the Surviving Corporation or the Payment Agent shall be liable to any person in respect of any cash or other distributions from the Exchange Fund properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate shall not have been surrendered immediately prior to such date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity, any such shares shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

(f) Investment of Exchange Fund. The Payment Agent shall invest the cash included in the Exchange Fund as directed by Parent. Any interest and other income resulting from such investments shall be paid to and be income of the Surviving Corporation; provided, however, that any investment of such cash shall in all events be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government, in commercial paper rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available), or in mutual funds investing in such assets, and that no such investment or loss thereon shall affect the amounts payable to holders of Certificates or Book-Entry Shares pursuant to this Article II. If for any reason (including losses) the cash in the Exchange Fund shall be insufficient to fully satisfy all of the payment obligations to be made in cash by the Payment Agent hereunder, Parent shall promptly cause to be deposited cash into the Exchange Fund in an amount equal to the deficiency in the amount of cash required to fully satisfy such cash payment obligations.

(g) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Payment Agent shall deliver in exchange for such lost, stolen or destroyed Certificate, in accordance with this Article II, the Merger Consideration to be paid in respect of the shares of Company Common Stock represented by such Certificate pursuant to Section 2.1(c).

(h) Required Withholding. Each of the Payment Agent, Parent, Sub and the Surviving Corporation shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement to, or in respect of, any Person such amounts as may be required to be deducted or withheld therefrom under United States federal or state, local or foreign Tax Laws. To the extent that such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in (i) the Company SEC Documents filed or furnished with the SEC subsequent to December 31, 2011 and prior to the date hereof (and then (x) only to the extent reasonably apparent that any event, item or occurrence disclosed in such Company SEC Documents is an event, item or occurrence that relates to a matter covered by any representation or warranty set forth in this Article III and (y) other than any forward-looking disclosure set forth in any risk factor contained in such Company SEC Documents and any other disclosure included therein to the extent it is predictive or forward-looking in nature) or (ii) the disclosure letter delivered by the Company to Parent concurrently with the execution of this Agreement (the “Company Disclosure Letter”) (it being understood and agreed that disclosure of any event, item or occurrence set forth in the Company Disclosure Letter shall apply to, qualify or modify the Section or subsection to which it corresponds and each of the other Sections of this Agreement to the extent the relevance of such disclosure to such other Section or subsection is reasonably apparent from the text and nature of such disclosure), the Company represents and warrants to Parent and Sub as set forth in this Article III.

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Section 3.1 Qualification; Organization.

(a) The Company is duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, and has all requisite corporate power and authority to own, lease, license and operate its assets, rights and properties and to carry on the Business as currently conducted. The Company is duly licensed and qualified to do business and is in good standing (or equivalent status) in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified, licensed or in good standing (or equivalent status) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to Parent copies of the Organizational Documents of the Company, and each such copy is true, correct and complete, and each such instrument is in full force and effect. The Company is not in material violation of its Organizational Documents.

(b) The minute books of the Company contain true, complete and accurate records in all material respects of all meetings and consents in lieu of meetings of the Board of Directors of the Company (and any committees thereof) and stockholders (“Corporate Records”) since March 31, 2009. Copies of such Corporate Records have been made available to Parent.

Section 3.2 Authority.

(a) The Company has all requisite corporate power and authority to enter into this Agreement and, subject to obtaining the Company Stockholder Approval, to consummate the transactions contemplated hereby, including the Merger. Assuming the accuracy of Parent and Sub’s representations and warranties in Section 4.8, the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary and proper corporate action on the part of the Company and, except for obtaining the Company Stockholder Approval and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby, including the Merger.

(b) This Agreement has been duly executed and delivered by the Company and, assuming the valid execution and delivery by the other parties hereto, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

(c) The Board of Directors of the Company has unanimously (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement and to consummate the transactions contemplated hereby, including the Merger, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, and (iii) subject to Section 5.2, resolved to recommend that the holders of shares of Company Common Stock adopt this Agreement and approve the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein (the “Company Board Recommendation”).

Section 3.3 Stockholder Approval. Assuming the accuracy of the representations and warranties made in Section 4.8, the only vote of the holders of any class or series of capital stock of the Company necessary to adopt this Agreement and approve the Merger and the other transactions contemplated hereby is the adoption of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock, at a meeting of the stockholders of the Company or by written consent of stockholders in lieu of meeting (the “Company Stockholder Approval”).

Section 3.4 Non-Contravention. The execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and obligations hereunder and the consummation by the Company

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of the transactions contemplated hereby do not and will not (a) violate or conflict with any provision of the Organizational Documents of the Company or any of its Subsidiaries, (b) except as set forth in Section 3.4 of the Company Disclosure Letter, violate, conflict with, or result in the breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, any Company Material Contract, (c) subject to obtaining the Company Stockholder Approval, violate or conflict with in any material respect any Law or Order applicable to the Company or any of its Subsidiaries or by which any which of their properties, rights or assets are bound, or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the assets, rights or properties of the Company or any of its Subsidiaries, except, in the case of each of clauses (b), (c) and (d) above, for such violations, conflicts, breaches, defaults, terminations, accelerations or Liens that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.5 Governmental Approvals. No Consent of any Governmental Entity is required on the part of the Company, any of its Subsidiaries or any other Person in which the Company or any of its Subsidiaries owns, directly or indirectly, any shares of capital stock or other equity or voting interests in connection with the execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and obligations hereunder and the consummation by the Company of the transactions contemplated hereby, except (a) the filing of the Certificate of Merger with the Delaware Secretary of State and such filings with Governmental Entities to satisfy the applicable laws of states in which the Company and its Subsidiaries are qualified to do business, (b) such Consents as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act, (c) Consents required under, and compliance with, any other applicable requirements of the HSR Act and any applicable foreign Antitrust Laws and (d) such Consents (other than Consents under any applicable foreign Antitrust Laws) the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.6 Capitalization.

(a) The authorized capital stock of the Company consists of (i) 155,000,000 shares of common stock, par value $0.0001 per share (the “Company Common Stock”), and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Company Preferred Stock”).

(b) As of May 31, 2012 (the “Capitalization Date”), (i) 105,895,928 shares of Company Common Stock were issued and outstanding (of which 58,498,131 shares were Earnout Shares) and (ii) no shares of Company Preferred Stock were issued and outstanding. The outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of any preemptive rights and were issued in compliance in all material respects with all applicable federal and state securities laws.

(c) As of the Capitalization Date, 4,000,000 shares of Company Common Stock were reserved for issuance and issuable upon exercise of Company Warrants. Section 3.6(c) of the Company Disclosure Letter sets forth the names of all holders of, the number of shares of Company Common Stock issuable under, the respective exercise prices for, and the respective expiration dates of, each Company Warrant.

(d) As of the Capitalization Date, 4,179,806 shares of Company Common Stock were reserved for issuance under the Company Stock Plans in connection with the exercise of outstanding options to purchase Company Common Stock (the “Company Options”). As of the Capitalization Date, there were outstanding Company Options to purchase 4,179,806 shares of Company Common Stock (of which 1,830,931 were Earnout Options). Section 3.6(d) of the Company Disclosure Letter sets forth, with respect to each Company Option, the number of shares of Company Common Stock issuable under such Company Option and the vesting schedule and exercise price therefor. Since the Capitalization Date, the Company has not granted, committed to grant or otherwise created or assumed any obligation with respect to any Company Options, other than as permitted by Section 5.1(b). All grants of Company Options were validly issued and properly approved by the Board of Directors of the Company (or a committee thereof) in accordance with all applicable Law.

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(e) As of the Capitalization Date, there were no outstanding shares of restricted Company Common Stock granted under the Company Stock Plans (the “Company Restricted Stock Awards”).

(f) Except as set forth in this Section 3.6 or Section 3.6(f) of the Company Disclosure Letter, as of the Capitalization Date, there were (i) no outstanding shares of capital stock of, or other equity or voting interest in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company, (iii) no outstanding options, warrants, restricted stock awards or other rights, commitments or agreements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, award, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company (the items in clauses (i) through (iv) above being referred to collectively as “Company Securities”), and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities. Except (x) as set forth in Section 3.6(f) of the Company Disclosure Letter or (y) in connection with the repurchase or acquisition of Company Common Stock pursuant to the terms of Company Stock Plans, neither the Company nor any of its Subsidiaries is a party to any Contract that (A) obligates the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities, (B) relates to the voting or transfer of, requires registration of, or grants any preemptive rights, anti-dilutive rights, rights of first refusal or other similar rights with respect to, any Company Securities, or (C) otherwise relates to, creates, establishes or defines the terms and conditions of, any Company Securities.

(g) Except as set forth in Section 3.6(g) of the Company Disclosure Letter, as of the date hereof, none of the Company or any of its Subsidiaries has any indebtedness for borrowed money other than intercompany indebtedness owed to the Company or one of its wholly owned Subsidiaries. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

Section 3.7 Subsidiaries.

(a) Section 3.7(a) of the Company Disclosure Letter sets forth a complete and correct list of each Subsidiary of the Company, along with the jurisdiction of organization and percentage of outstanding equity interests owned by the Company of each such Subsidiary. Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing (or equivalent status) under the laws of the jurisdiction of its respective organization, except where the failure to be in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company’s Subsidiaries has the requisite corporate or other power and authority to carry on its respective business as it is now being conducted and is currently planned to be conducted and to own, lease, license or operate its respective properties, rights and assets. Each of the Company’s Subsidiaries is duly qualified to do business and is in good standing (or equivalent status) in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing (or equivalent status) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to Parent complete and correct copies of the Organizational Documents of each of its Subsidiaries as amended through the date hereof. None of the Company’s Subsidiaries is in material violation of its Organizational Documents.

(b) All of the outstanding capital stock of, or other equity or voting interests in, each Subsidiary of the Company (i) have been duly authorized, validly issued and are fully paid and nonassessable and (ii) are owned beneficially and of record by the Company or one of its wholly owned Subsidiaries set forth in Section 3.7(a) of the Company Disclosure Letter, free and clear of all Liens (other than Permitted Liens) and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent the operation by the Surviving Corporation of such Subsidiary’s

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business. Except as set forth in this Section 3.7 or in Section 3.7(b) of the Company Disclosure Letter, there are no outstanding (i) shares of capital stock of or other voting or equity interests in any Subsidiary of the Company, (ii) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company, (iii) options, warrants, rights or other commitments or agreements to acquire from the Company or any of its Subsidiaries, or that obligate the Company or any of its Subsidiaries to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company, (iv) obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interest (including any voting debt) in, any Subsidiary of the Company (the items in clauses (i) through (iv) above being referred to collectively as “Subsidiary Securities”), or (v) other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any shares of any Subsidiary of the Company. Except as set forth in Section 3.7(b) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to any Contract that (A) obligates the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Subsidiary Securities, (B) relates to the voting or transfer of, requires registration of, or grants any preemptive rights, anti-dilutive rights, rights of first refusal or other similar rights with respect to, any Subsidiary Securities, or (C) otherwise relates to, creates, establishes or defines the terms and conditions of, any Subsidiary Securities.

(c) Except as set forth in Section 3.7(c) of the Company Disclosure Letter, neither the Company nor any of the Company’s Subsidiaries owns any shares of capital stock of or other equity or voting interests in (including any securities exercisable or exchangeable for or convertible into shares of capital stock of or other voting or equity interests in) any Person other than a Subsidiary of the Company.

Section 3.8 Company SEC Documents and Financial Statements; No Undisclosed Liabilities.

(a) The Company has filed or furnished (as applicable) with the Securities and Exchange Commission (the “SEC”) all forms, reports, schedules, statements and other documents required by it to be filed or furnished (as applicable) since and including January 1, 2009 under the Exchange Act or the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”) (together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) (such documents and any other documents filed by the Company with the SEC, together with all amendments thereto and including all exhibits and schedules thereto and documents incorporated by reference therein, collectively, the “Company SEC Documents”). As of their respective filing dates or, in the case of Company SEC Documents that are registration statements filed pursuant to the Securities Act, as of their respective effective dates, the Company SEC Documents (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act or the Securities Act, as the case may be, the Sarbanes-Oxley Act and the applicable rules and regulations of the SEC thereunder.

(b) All of the audited financial statements and unaudited interim financial statements of the Company included in the Company SEC Documents (collectively, the “Company Financial Statements”) (i) have been prepared from and in accordance with, and accurately reflect, the books and records of the Company and its Subsidiaries in all material respects, (ii) have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied in all material respects on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal and recurring year-end adjustments as may be permitted by the SEC on Form 10-Q, Form 8-K or any successor or like form under the Exchange Act), and (iii) fairly present in all material respects the financial position and the results of operations and cash flows of the Company and its consolidated Subsidiaries as of the times and for the periods referred to therein. None of the Company’s Subsidiaries is required to file any form, report or other document with the SEC.

(c) Neither the Company nor any of its Subsidiaries has any Liabilities, other than (i) Liabilities reflected or otherwise reserved against on the Company Financial Statements or disclosed in the notes thereto,

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(ii) Liabilities incurred since January 1, 2012 in the ordinary course of business, (iii) Liabilities incurred pursuant to or in accordance with this Agreement or in connection with this Agreement and the transactions contemplated hereby, (iv) Liabilities incurred under any Contract or arising under any applicable Law, other than Liabilities due to breaches, defaults or violations thereof, (v) Liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or (vi) as set forth in Section 3.8(c) of the Company Disclosure Letter.

(d) There are no “off balance sheet arrangements,” as defined in Item 303 of Regulation S-K under the Securities Act, to which the Company or any Subsidiary of the Company is a party.

Section 3.9 Internal Controls; Sarbanes-Oxley Act.

(a) The Company and its Subsidiaries have implemented and maintain internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company Financial Statements in accordance with GAAP, which includes policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of the Company Financial Statements in accordance with GAAP, and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with authorizations of the Company’s and its Subsidiaries’ management and directors; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s and its Subsidiaries’ assets that could have a material effect on the Company Financial Statements.

(b) The Company (i) has implemented and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to ensure that material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and (ii) has disclosed to the Company’s auditors and the audit committee of the Board of Directors of the Company, (A) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(c) Since January 1, 2009 through the date hereof, to the knowledge of the Company, (i) none of the Company, any of its Subsidiaries or any director, officer, or auditor of the Company or any of its Subsidiaries has received, or otherwise had or obtained knowledge of, any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors of the Company or any committee thereof or to any director or officer of the Company.

Section 3.10 Absence of Certain Changes.

(a) Since January 1, 2012 through the date hereof, the Business has been conducted, in all material respects, in the ordinary course consistent with past practice, and there has not been or occurred, and there does not exist, any Company Material Adverse Effect.

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(b) Since January 1, 2012 through the date hereof, neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would have resulted in a breach of Sections 5.1(b)(iii), 5.1(b)(iv), 5.1(b)(vi), 5.1(b)(vii), 5.1(b)(viii), 5.1(b)(ix), 5.1(b)(x), 5.1(b)(xi), 5.1(b)(xiv), 5.1(b)(xv), 5.1(b)(xvi), 5.1(b)(xvii) or 5.1(b)(xix), had such section been in effect since January 1, 2012.

Section 3.11 Taxes.

(a) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) each of the Company and its Subsidiaries has filed all Tax Returns required to be filed by it (“Company Tax Returns”), (ii) all such Company Tax Returns were correct and complete in all material respects, and (iii) all Company Tax Returns have been timely filed with the appropriate taxing authorities in all jurisdictions in which such Company Tax Returns are or were required to be filed, or requests for extensions have been timely filed and any such extensions have been granted and have not expired. The Company has made available to Parent correct and complete copies of all U.S. federal income Tax Returns of the Company and its Subsidiaries relating to the taxable period ending on or after December 31, 2007, filed through the date of this Agreement.

(b) All material Taxes due and owing by each of the Company and its Subsidiaries (whether or not shown on any Company Tax Return) have been paid or adequate reserves for the payment thereof have been established on the Company’s December 31, 2011 balance sheet in accordance with GAAP.

(c) All material Taxes of the Company or its Subsidiaries required to be paid with respect to any completed and settled audit, examination or deficiency Action with any taxing authority have been paid in full.

(d) There is no audit, examination, claim, assessment, levy, deficiency, administrative or judicial proceeding, lawsuit or refund Action pending or threatened in writing with respect to any material Taxes of the Company or its Subsidiaries, and no taxing authority has given written notice of the commencement of any audit, examination or deficiency Action with respect to any such Taxes. The Company has delivered to Parent correct and complete copies of all material Tax examination reports, closing agreements and statements of Tax deficiencies assessed against or agreed to by the Company or any of its Subsidiaries received, in the case of the Company and each of its Subsidiaries (other than NWF), since December 31, 2005 and, in the case of NWF, since August 1, 2006.

(e) There are no outstanding Contracts or waivers extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, material Taxes of the Company or any of its Subsidiaries due for any taxable period.

(f) Neither the Company nor any of its Subsidiaries (other than NWF) has received written notice of any claim by any taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file Company Tax Returns that it is or may be subject to taxation by that jurisdiction. Since August 1, 2006 and, to the knowledge of the Company, prior thereto, NWF has not received written notice of any claim by any taxing authority in a jurisdiction where NWF does not file a Company Tax Return, that it is or may be subject to taxation by that jurisdiction.

(g) No Liens for Taxes exist with respect to any of the assets, rights or properties of the Company or any of its Subsidiaries, except for Permitted Liens.

(h) Neither the Company nor any of its Subsidiaries (i) is or has been a member of any affiliated, consolidated, combined or unitary group for purposes of filing Company Tax Returns or paying Taxes (other than a group of which the Company is and has always been the common parent) or (ii) is liable for the Taxes of another Person (other than the Company or its Subsidiaries) (A) under any applicable Tax Law (whether under Treasury Regulation § 1.1502-6 or any similar provision of state, local or foreign Law), (B) as a transferee or successor, or (C) by Contract, indemnity or otherwise.

(i) Neither the Company nor any of its Subsidiaries is a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement pursuant to which it would

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be liable for material Taxes (including advance pricing agreement, closing agreement or other agreement relating to Taxes with any taxing authority) that will be binding on the Company or any of its Subsidiaries with respect to any period following the Closing Date.

(j) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date, as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481 of the Code (or any corresponding provision of state, local or foreign income Tax Law), (ii) installment sale or open transaction disposition made on or prior to the Closing Date, (iii) prepaid amount received on or prior to the Closing Date or (iv) any election pursuant to Section 108(i) of the Code (or any similar provision of state, local or foreign Law) made with respect to any pre-Closing Tax period. Neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” within the meaning of Section 355 of the Code (x) in the two (2) years prior to the date of this Agreement or (y) in a distribution that could otherwise constitute a “plan” or “series of related transactions” in conjunction with the transaction contemplated by this Agreement.

(k) Neither the Company nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.

(l) Neither the Company nor any of its Subsidiaries has participated in a “reportable transaction,” as defined in Treasury Regulation § 1.6011-4(b).

(m) The Company and each of its Subsidiaries has timely filed each Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts, required to be filed by the Company and any of its Subsidiaries.

(n) No “excess loss account,” as defined in Treasury Regulation § 1.1502-19(a)(2), or deferred intercompany stock account, as defined in Cal. Code Regs., tit. 18, § 25106.5-1, exists with respect to any Subsidiary, and no gain or loss recognition is being deferred pursuant to Treasury Regulation § 1.1502-13 with respect to intercompany transactions between the Company and any Subsidiary, or between any two Subsidiaries.

Section 3.12 Assets and Properties.

(a) Each of the Company and its Subsidiaries has (i) good title to all of its real or tangible material assets and properties (whether real, personal or mixed, or tangible) and (ii) valid leasehold interests in all of its real or tangible material assets and properties which it leases, in each case (with respect to both clause (i) and (ii) above), free and clear of any Liens, other than Permitted Liens.

(b) The Company and its Subsidiaries do not own, and, to the knowledge of the Company, have never owned, any real property.

(c) Section 3.12(c) of the Company Disclosure Letter contains a complete and accurate list of all material real estate leased, subleased or occupied by the Company or its Subsidiaries pursuant to a lease (the “Company Leased Premises”). To the knowledge of the Company, there exists no material default under any of the leases relating to the Company Leased Premises.

(d) All of the tangible assets and properties owned or leased by the Company and its Subsidiaries are suitable for the purposes for which they are being used or held for use and are adequately maintained, in good operating condition and repair and free from any defects, except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(e) The Company and its Subsidiaries own or otherwise have the legal right to use all tangible assets comprising the IT Systems that are (i) material to the conduct of the Business as currently conducted or (ii) reasonably necessary in all material respects to manufacture the goods and to provide the services that the Company or any of its Subsidiaries has a contractual obligation to manufacture or provide pursuant to any Company Material Contract. The execution and delivery by the Company of this Agreement, the performance by the Company of its covenants and obligations hereunder and the consummation by the Company of the

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transactions contemplated hereby will not result in the material loss of rights or materially impair or alter the right of the Company and its Subsidiaries to use any such information technology, telecommunications, network or peripheral equipment.

Section 3.13 Material Contracts; Customer Contracts.

(a) Except for (x) any Contracts filed with the SEC (in unredacted form) as exhibits to Company SEC Documents filed or furnished prior to the date hereof or (y) the Contracts set forth in Section 3.13(a) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to or bound by:

(i) any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(ii) any Contract or series of related Contracts for the purchase of materials, supplies, goods, services, equipment or other assets that provides for aggregate payments by the Company and its Subsidiaries over the remaining term of such agreement or related agreements of $1,000,000 or more or under which the Company and its Subsidiaries made payments of $1,000,000 or more during the twelve-month period ending on December 31, 2011;

(iii) any sales, distribution, agency or other similar Contract providing for the sale or manufacture by the Company or any of its Subsidiaries of materials, supplies, goods, services, equipment or other assets that provides for aggregate payments to the Company and its Subsidiaries over the remaining term of the agreement of $1,000,000 or more or under which payments of $1,000,000 or more were made to the Company and its Subsidiaries during the twelve-month period ending on December 31, 2011;

(iv) any joint venture, partnership, limited liability company or other similar Contract (including any Contract providing for joint research, testing, development, deployment, marketing or other cooperation arrangement);

(v) any Contract relating to or evidencing indebtedness for borrowed money of the Company or its Subsidiaries (whether incurred, assumed, guaranteed or secured by any asset) in excess of $1,000,000 or incurred other than in the ordinary course of business;

(vi) any Contract that (A) limits the freedom of any of the Company or any of its Subsidiaries to compete in any line of business or with any Person or in any geographic area, or that would so limit the freedom of Parent or any of its Affiliates (including the Company or any of its Subsidiaries) after the Closing, (B) contains exclusivity obligations or other material restrictions with respect to the development, manufacture, marketing, sale or distribution of, or other rights with respect to, any products or services, binding on the Company or any of its Subsidiaries or that would be binding on Parent or any of its Affiliates (including the Company or any of its Subsidiaries) after the Closing;

(vii) any Contract or series of related Contracts, including any option Contract, relating to the acquisition or disposition of any business, capital stock, material assets or real property (whether by merger, sale of stock, sale of assets or otherwise) (other than acquisitions or dispositions of inventory in the ordinary course of business consistent with past practice);

(viii) any Contract under which the Company or any of its Subsidiaries has made any currently outstanding advance, loan or extension of credit to any employee of the Company or any of its Subsidiaries;

(ix) any Contract (including any “take-or-pay” or keepwell agreement) under which (A) any Person has directly or indirectly guaranteed any liabilities or obligations of the Company or any of its Subsidiaries or (B) the Company or any of its Subsidiaries has directly or indirectly guaranteed any liabilities or obligations of any other Person, in each case other than endorsements for the purpose of collection in the ordinary course of business;

(x) any Contract (including the Organizational Documents of the Company and its Subsidiaries) under which the Company or any of its Subsidiaries has directly or indirectly agreed to materially indemnify

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any Person, in each case other than any such indemnification obligations incurred in the ordinary course of business;

(xi) any Government Contract that (A) provides for aggregate payments to the Company and its Subsidiaries over the remaining term of the agreement of $1,000,000 or more or under which payments of $1,000,000 or more were made to the Company and its Subsidiaries during the twelve-month period ending on December 31, 2011 or (B) provides for government funded research;

(xii) any Contract relating to any interest rate, derivatives or hedging transaction;

(xiii) any Contract that relates to any settlement of any material Action or any Order in excess of $1,000,000;

(xiv) any other Contract that is material to the Company and its Subsidiaries, taken as a whole; or

(xv) any agreement or commitment to enter into any Contract described in clauses (i) through (xiv) above.

(b) Each Contract filed with the SEC as an exhibit to Company SEC Documents or disclosed, or required to be disclosed, in the Company Disclosure Letter pursuant to Section 3.13(a) or Section 3.12(c), Section 3.19(a)(ii) or Section 3.20 (each, a “Company Material Contract”) is valid and binding on the Company or its Subsidiaries, as the case may be, and, to the knowledge of the Company, the other parties thereto, and is in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether enforcement is sought in equity or at law). Each of the Company and its Subsidiaries (and, to the knowledge of the Company, each of the other party or parties thereto) has performed, in all material respects, all material obligations required to be performed by it under each Company Material Contract. No event has occurred or circumstance exists (subject to the terms and conditions of such Contract) with respect to any of the Company or its Subsidiaries or, to the knowledge of the Company, with respect to any other Person that (with or without lapse of time or the giving of notice or both) does or may contravene or conflict with, in any material respect, or result in a material violation or material breach of, or give any of the Company or its Subsidiaries or any other Person the right to declare a material default or exercise any material remedy under, or to accelerate the maturity of, or to cancel, terminate or modify, any Company Material Contract. To the knowledge of the Company, no party to any Company Material Contract has repudiated any material provision thereof or terminated any Company Material Contract. The Company has made available to Parent true, accurate and complete copies or originals of the Company Material Contracts (including all modifications and amendments thereto and waivers thereunder).

(c) Neither the Company nor any of its Subsidiaries is in material breach of, or material default under (or, to the knowledge of the Company, is alleged to be in material breach of, or material default under) a material number of the Contracts under which they provide telematics or related services, directly or indirectly, to their customers, subscribers and other end-users (each, a “Customer Contract”). As of March 31, 2012, the Company and its Subsidiaries had the number of subscribers (including the number of trial and subscriber paid subscriptions) set forth in Section 3.13(c) of the Company Disclosure Letter.

Section 3.14 Litigation. Except as set forth in Section 3.14 of the Company Disclosure Letter, as of the date hereof, (a) there are no settlement agreements or similar written agreements with any Governmental Entity, and no Order, in each case, to which the Company or any of its Subsidiaries is party or, to the knowledge of the Company, by which the Company or any of its Subsidiaries or any assets, rights or properties thereof are bound that is in effect, and (b) there are no Actions pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the knowledge of the Company, affecting the assets, rights or properties of the Company or any of its Subsidiaries (with the exception of the Actions relating to Intellectual Property that are the subject of Section 3.19(c)) that would reasonably be expected, individually or in the aggregate, to be material to the Company and its Subsidiaries, taken as a whole.

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Section 3.15 Environmental Matters.

(a) The Company and each of its Subsidiaries are in material compliance with all applicable Environmental Laws. Except for matters which have been fully resolved or which otherwise have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no notice of violation, notification of liability or potential liability or request for information has been received by the Company or any of its Subsidiaries relating to or arising out of any Environmental Law. No Order is currently in effect which is expected to have a Company Material Adverse Effect, and since January 1, 2006, no material penalty or fine has been assessed, involving the Company or any of its Subsidiaries relating to or arising out of any Environmental Law.

(b) To the knowledge of the Company, no Release of Hazardous Materials has occurred at, on, above, under or from any properties currently or formerly owned, leased, operated or used by the Company, any of its Subsidiaries or any predecessors in interest that has resulted or would reasonably be expected to result in any remedial action.

(c) To the knowledge of the Company, neither the Company nor any of its Subsidiaries nor any other Person has caused or taken any action that would reasonably be expected to result in any material Liability relating to (i) the environmental conditions at, on, above, under or about any properties or assets currently or formerly owned, leased, operated or used by the Company or any of its Subsidiaries or any predecessors in interest or (ii) the past or present use, management, handling, transport, treatment, generation, storage, disposal, Release or threatened Release of, or exposure to, Hazardous Materials.

(d) The Company has made available to Parent copies of all environmental studies, investigations, audits, reports or assessments in the Company’s possession and concerning the Company, the Company Leased Premises and any real property currently or previously owned, leased, used or operated by the Company or any of its Subsidiaries.

Section 3.16 Compliance with Applicable Law; Permits.

(a) The Company and each of its Subsidiaries are, and since March 31, 2009 have been, in compliance in all material respects with all Laws applicable to the Company and its Subsidiaries (the term “Laws” for purposes of this Section 3.16 shall not include Laws relating to the matters which are the subjects of Sections 3.10, 3.15, 3.17, 3.19 and 3.22). No material claims or complaints from any Governmental Entities or other Persons have been asserted or received by the Company or any of its Subsidiaries within the past three (3) years related to or affecting the Company or any of its Subsidiaries and, to the knowledge of the Company, no claims or complaints are threatened, alleging that the Company or any of its Subsidiaries is in material violation of any Laws or Permits applicable to the Company and its Subsidiaries. To the knowledge of the Company, no investigation, inquiry or review by any Governmental Entity with respect to the Company or its Subsidiaries is pending or threatened.

(b) Each of the Company and its Subsidiaries has all material Permits (the “Company Permits”) (the term “Company Permits” for purposes of this Section 3.16(b) shall not include consents, licenses, permits, grants, and other authorizations of a Governmental Entity relating to the matters which are the subjects of Sections 3.15, 3.19 and 3.22) that are necessary for the Company and its Subsidiaries to conduct the Business as currently conducted and operations in compliance with all applicable Laws. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all Company Permits are valid and in full force and effect, (ii) neither the Company nor any of its Subsidiaries is in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, such Company Permits, (iii) none of such Company Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby and (iv) no suspension or cancellation of any Company Permits, in whole or in part, is pending or, to the knowledge of the Company, threatened.

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Section 3.17 Employee Matters.

(a) Section 3.17(a) of the Company Disclosure Letter sets forth a correct and complete list of all material Employee Benefit Plans. With respect to each material Employee Benefit Plan, the Company has delivered or made available to Parent a true, correct and complete copy of: (i) each writing constituting a part of such Employee Benefit Plan, including without limitation all plan documents, employee communications, benefit schedules, trust agreements, and insurance contracts and other funding arrangements, (ii) written summaries of all such non-written Employee Benefit Plans, (iii) the most recent Forms 5500 and accompanying schedules, if any, (iv) the current summary plan description and any material modifications thereto, if any (in each case, whether or not required to be furnished under ERISA), (v) the most recent annual financial report, if any, (vi) the most recent actuarial report, if any, (vii) the most recent determination letter from the Internal Revenue Service, if any, and (viii) all material communications received from or sent to the Internal Revenue Service, the Pension Benefit Guaranty Corporation, the Department of Labor or any other Governmental Entity (including a written description of any oral communication). Except as specifically provided in the foregoing documents delivered or made available to Parent, as of the date of this Agreement there are no amendments to any Employee Benefit Plan that have been adopted or approved nor has the Company or any of its Subsidiaries undertaken to make any such amendments or to adopt or approve any new Employee Benefit Plan.

(b) Each Employee Benefit Plan intended to qualify under Section 401 or for other tax-favored treatment under Subchapter B of Chapter 1 of Subtitle A of the Code are so qualified (collectively, the “Qualified Plans”), and any trusts intended to be exempt from federal income taxation under the Code are so exempt. Nothing has occurred with respect to the operation of the Qualified Plans that could cause the loss of such qualification or exemption, or the imposition of any liability, penalty or tax under ERISA or the Code.

(c) All contributions required to be made to any Employee Benefit Plan by applicable Law or regulation or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Employee Benefit Plan, have been timely made or paid in full.

(d) With respect to each Employee Benefit Plan, the Company and its Subsidiaries have complied, and are now in compliance, in all material respects with all provisions of ERISA, the Code and all applicable Laws. Each Employee Benefit Plan has been administered in all material respects in accordance with its terms. There are no pending Actions (including any audits by any Governmental Entity), claims or lawsuits arising from or relating to the Employee Benefit Plans (other than routine claims for benefits), and to the knowledge of the Company, there are no facts that would reasonably be expected to form the basis for any such Action. There is not now, nor do any circumstances exist that would reasonably be expected to give rise to, any requirement for the posting of security with respect to any Employee Benefit Plan or the imposition of any Lien (except for Permitted Liens) on the assets of the Company or any of its Subsidiaries under ERISA or the Code.

(e) Each Employee Benefit Plan may be amended or terminated at any time in accordance with its terms.

(f) No Employee Benefit Plan is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code. As of the date hereof, no material liability under Title IV or Section 302 of ERISA has been incurred (either directly or indirectly, including as a result of an indemnification obligation) by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates, and no condition exists that would reasonably be expected to present a material risk to the Company, its Subsidiaries or any of their ERISA Affiliates of incurring any such liability.

(g) No non-exempt “prohibited transaction” within the meaning of Section 4975 of the Code and Section 406 of ERISA has occurred with respect to any Employee Benefit Plan that would result in the imposition of a material tax or penalty on the Company or any of its Subsidiaries under Section 4975 of the Code or Sections 502(i) or 402(l) of ERISA.

(h)(i) No Employee Benefit Plan is a Multiemployer Plan or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA (a “Multiple Employer Plan”), (ii) none of the Company, any of its Subsidiaries nor any of their respective ERISA

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Affiliates has, at any time during the last six (6) years, contributed to or been obligated to contribute to any Multiemployer Plan or Multiple Employer Plan, and (iii) none of the Company, any of its Subsidiaries nor any of their respective ERISA Affiliates has incurred any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA, that has not been satisfied in full. None of the Company, any of its Subsidiaries nor any of its ERISA Affiliates has been involved in any transaction that could cause the Company, any of its Subsidiaries or, following the Closing Date, Parent, or any of its Affiliates (including the Company and its Subsidiaries) to be subject to liability under Section 4069 of ERISA.

(i) The Company and its Subsidiaries have no liability for life, health, medical or other welfare benefits to former employees or beneficiaries or dependents thereof, except for health continuation coverage as may be required by Section 4980B of the Code or Part 6 of Title I of ERISA and at no expense to the Company or any of its Subsidiaries. There has been no communication to employees by the Company or any of its Subsidiaries that would reasonably be interpreted to promise or guarantee such employees post-employment health or life insurance or other post-employment death benefits on a permanent basis.

(j) Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event) (i) require the funding of any trust or other funding vehicle, (ii) entitle any current or former employee, consultant, officer or director of the Company or any of its Subsidiaries to severance pay or any other payment, (iii) result in, cause the accelerated vesting, funding or delivery of, or increase the amount or value of, any payment (including forgiveness of indebtedness) or benefit to any employee, consultant, officer or director of the Company or any of its Subsidiaries, or (iv) result in any limitation on the right of the Company or any of its Subsidiaries to amend, merge or terminate any Employee Benefit Plan or related trust. Without limiting the generality of the foregoing, no amount paid or payable (whether in cash, in property, or in the form of benefits) by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be an “excess parachute payment” within the meaning of Section 280G of the Code. No person is or will be entitled to receive any additional payment (including any tax gross-up or other payment) from the Company or any of its Subsidiaries as a result of the imposition of the excise taxes required by section 4999 of the Code or any taxes required by Section 409A of the Code.

(k) None of the employees of the Company or any of its Subsidiaries is represented in his or her capacity as an employee of the Company or any of its Subsidiaries by any labor organization. Neither the Company nor any of its Subsidiaries currently recognizes any labor organization, nor is any labor organization currently recognized as the collective bargaining agent of any employees, nor is the Company or any of its Subsidiaries a party to any collective bargaining agreement or union contract recognizing any labor organization as the bargaining agent of any employees. To the knowledge of the Company, there is no union organization activity involving any of the employees of the Company or any of its Subsidiaries pending or threatened. There has not been union representation involving any of the employees of the Company or any of its Subsidiaries. There is no picketing pending or, to the knowledge of the Company, threatened, and there are no organized strikes, slowdowns, work stoppages, lockouts, arbitrations, material grievances or other material labor disputes involving any of the employees of the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened against or by the Company or any of its Subsidiaries. There are no material complaints, charges or claims against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened that could be brought or filed with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment or failure to employ by the Company or any of its Subsidiaries, of any individual. The Company and its Subsidiaries are in material compliance with all applicable Laws relating to the labor and employment, including all such Laws relating to employment and employment practices, terms and conditions of employment, wages, hours, the Worker Adjustment and Retraining Notification Act and any similar state or local “mass layoff” or “plant closing” law (“WARN”), collective bargaining, discrimination, civil rights, equal opportunity, occupational safety and health, disability rights or benefits, workers’ compensation, unemployment insurance, employee leave issues, classification of employees, immigration,

Form I-9 matters and the collection and payment of withholding or social security taxes and any similar Taxes.

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There has been no “mass layoff” or “plant closing” (as defined by WARN) with respect to the Company or any of its Subsidiaries since January 1, 2009.

(l) Each Employee Benefit Plan that is a “nonqualified deferred compensation plan” within the meaning of Section 409A(d)(1) of the Code and any award thereunder, in each case that is subject to Section 409A of the Code, has been established, maintained and operated in compliance in all material respects with Section 409A of the Code, and the rules and guidance promulgated thereunder.

(m) No Employee Benefit Plan is maintained outside the jurisdiction of the United States, or covers any employee residing or working outside the United States.

(n) Each Company Option (i) was granted in compliance with all applicable Laws and all of the terms and conditions of the Company Stock Plan pursuant to which it was issued, (ii) has an exercise price per share of Company Common Stock equal to or greater than the fair market value of a share of Company Common Stock on the date of such grant, and (iii) has a grant date identical to the date on which the Board of Directors of the Company or the compensation committee actually awarded such Company Option.

Section 3.18 Insurance.

(a) Section 3.18(a) of the Company Disclosure Letter lists all material insurance policies and surety bonds maintained by the Company or its Subsidiaries with respect to the Business as currently conducted or their assets, Liabilities, employees, officers or directors (collectively, the “Company Insurance Policies”). All of the insurance policies of the Company and its Subsidiaries are (i) in full force and effect and will not lapse or be subject to suspension, modification, revocation, cancellation, termination or nonrenewal by reason of the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby and (ii) sufficient for compliance in all material respects with all requirements of Law and Company Material Contracts. The Company and its Subsidiaries are current in all premiums or other payments due under each Company Insurance Policy and have otherwise performed in all material respects all of their respective obligations thereunder.

(b) Neither the Company nor any of its Subsidiaries has received during the past three (3) years from any insurance carrier with which it has carried any material insurance (i) any refusal of coverage or notice of material limitation of coverage or any notice that a defense will be afforded with reservation of rights in respect of claims that are or would be reasonably be expected to be material to the Company or any of its Subsidiaries or (ii) any notice of cancellation or any notice that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any Company Insurance Policy is not willing or able to perform its obligations thereunder.

Section 3.19 Intellectual Property.

(a) Section 3.19(a) of the Company Disclosure Letter sets forth as of the date hereof a correct and complete list of (i) the Owned Intellectual Property that is issued, registered or subject to an application for registration or issuance and (ii) all Contracts, including any settlement agreement, consent agreement, covenant not to sue, non-assertion assurance agreement, or release, to which the Company or any of its Subsidiaries is a party or, to the knowledge of the Company, by which any of them is otherwise bound, and pursuant to which (A) any of them is granted by, obtains from or grants to another Person any right to use or practice rights under any Intellectual Property that is material to the Business or another Person covenants not to sue or assert its rights against the Company or any of its Subsidiaries with respect to any Intellectual Property that is material to the Business, but excluding any Contracts (x) in which grants of Intellectual Property are incidental to and not material to performance under the Contract or (y) granting rights to use readily-available, off-the-shelf software, (B) any of them is restricted in its or their right to use, practice rights under, license, sublicense, transfer, enforce or register any Intellectual Property material to the Business, (C) any third Person develops or customizes for or on behalf of the Company or any of its Subsidiaries any Intellectual Property that is material to the Business, or (D) any third Person provides support or maintenance for Software material to the Business for aggregate annual fees in excess of $100,000. Except as would not reasonably be expected to have, individually or in the aggregate,

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a material adverse effect on the Company and any of its Subsidiaries, taken as a whole, each of the Company and its Subsidiaries owns, free and clear of any Liens (except Permitted Liens), or has a valid license or rights to use or practice rights under, all Intellectual Property necessary to conduct the Business as currently conducted and, to the knowledge of the Company, as planned to be conducted in the one (1) year following the date hereof, or used to produce the financial results set forth in the Company Financial Statements. The Owned Intellectual Property that is issued, registered or subject to an application for registration or issuance is subsisting and, to the knowledge of the Company, valid and enforceable.

(b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in the material loss of rights as to or materially impair or alter the rights of the Company or any of its Subsidiaries as to, or (ii) require the Company or any of its Subsidiaries to assign, transfer, grant rights in or to, disclose or deliver to a third Person (other than Parent or any Representatives of Parent), in each case of clauses (i) and (ii) above, any Owned Intellectual Property, or, solely with respect to clause (i) above, any Intellectual Property owned by third Persons and used in or held for use in the Business.

(c) Except as set forth in Section 3.19(c) of the Company Disclosure Letter, as of the date hereof, there are no infringement, misappropriation, opposition, interference or cancellation Actions pending or, to the knowledge of the Company, threatened, nor any cease and desist letter or notice of actual, potential or alleged infringement, misappropriation, opposition, interference or cancellation received or, to the knowledge of the Company, threatened, in any jurisdiction against the Company or any of its Subsidiaries that would reasonably be expected to, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, with respect to (i) any Owned Intellectual Property or (ii) any Intellectual Property owned by third Persons.

(d) Except as set forth in Section 3.19(d) of the Company Disclosure Letter, (i) to the knowledge of the Company as of the date hereof, no Person is improperly disclosing, infringing, misappropriating or violating, and since January 1, 2009, no Person has improperly disclosed, infringed, misappropriated or violated (A) any Owned Intellectual Property (excluding patents) that is material to the conduct of the Business, or (B) any patents or patent applications included in the Owned Intellectual Property for which the Company or any of its Subsidiaries has notified such Person of actual, potential or alleged infringement or violation, and (ii) except as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and any of its Subsidiaries, taken as a whole, the conduct of the Business as currently conducted and, to the knowledge of the Company, as planned to be conducted in the one (1) year following the date hereof, does not infringe, misappropriate or violate, and, since January 1, 2009, has not infringed, misappropriated or violated, any Intellectual Property of any third Person.

(e) The Company and its Subsidiaries have taken commercially reasonable actions to maintain and protect (i) the Owned Intellectual Property (including making and maintaining any necessary filings, registrations, issuances and payments) and (ii) the secrecy and confidentiality of any confidential Trade Secrets used by the Company or any of its Subsidiaries in the Business.

(f) Except as set forth in Section 3.19(f) of the Company Disclosure Letter, all Persons (including current and former employees and independent contractors) who have created any portion of, or otherwise who would have any rights in or to, any Owned Intellectual Property that is material to the conduct of the Business (i) have entered into valid and enforceable written agreements that validly and irrevocably assign to the Company or any of its Subsidiaries all such Person’s rights therein and thereto so that the Company or its Subsidiaries own all such Owned Intellectual Property, or the Company or its Subsidiaries own all such Owned Intellectual Property pursuant to applicable Law, and (ii) have been paid by the Company or its Subsidiaries all amounts due and payable to such Persons pursuant to applicable Law with respect to such Owned Intellectual Property.

(g) Except as set forth in Section 3.19(g) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has disclosed or delivered to any escrow agent or any other Person (other than an employee or, in the ordinary course of business and for the provision of software development, support or maintenance services to the Company or any Subsidiary, an independent contractor of the Company or any of its Subsidiaries) any of the source code for any Software owned by the Company or any of its Subsidiaries that is

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material to the conduct of the Business, and no other Person has the right, contingent or otherwise, to obtain access to such source code. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or would reasonably be expected to, result in the release, delivery, license or disclosure of any of the source code for any Software owned by the Company or any of its Subsidiaries that is material to the conduct of the Business to any Person who is not as of the date of this Agreement a current employee or, in the ordinary course of business and for the provision of software development, support or maintenance services to the Company or any Subsidiary, an independent contractor of the Company or any of its Subsidiaries.

(h) Except as set forth in Section 3.19(h) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries distributes or licenses to any other Person any Software that is material to the conduct of the Business that is subject to, or contains or is derived from Software that is subject to, an open source, “copyleft” or similar license in a manner that would require any source code of such material Software to be disclosed, licensed for free, publicly distributed or dedicated to the public. To the knowledge of the Company, none of the IT Systems that are material to the conduct of the Business contains any Virus that interferes, or would reasonably be expected to interfere, with the ability of the Company or any of its Subsidiaries to conduct the Business. The Company and its Subsidiaries have backup and recovery arrangements and plans for Software, Trade Secrets (to the extent material to the conduct of the Business, either individually or in the aggregate) and IT Systems used by the Company or any of its Subsidiaries in the Business that are commercially reasonable for the Business as currently conducted.

(i) The Company and each of its Subsidiaries are in compliance in all material respects with all applicable Laws and contractual requirements pertaining to data protection or information privacy and security. Without limiting the foregoing, since January 1, 2009, the Company and its Subsidiaries have been in compliance in all material respects with their privacy policies and any other privacy policies by which any of them are bound.

Section 3.20 Transactions with Affiliates. Except for indemnification, compensation and employment arrangements between the Company or any of its Subsidiaries, on the one hand, and any director or officer thereof, on the other hand, Section 3.20 of the Company Disclosure Letter sets forth a correct and complete list of the material Contracts that are in existence as of the date of this Agreement under which the Company has any existing or future liabilities between the Company or any of its Subsidiaries, on the one hand, and, on the other hand, any (a) present officer or director of either the Company or any of its Subsidiaries, (b) record or beneficial owner of more than 5% of the Company’s capital stock as of the date hereof or (c) any Affiliate of any such officer, director or owner (other than the Company or any of its Subsidiaries) (each, an “Affiliate Transaction”). The Company has made available to Parent correct and complete copies of each Contract providing for each Affiliate Transaction.

Section 3.21 Customers and Suppliers; Products.

(a) Section 3.21(a) of the Company Disclosure Letter sets forth a list of the Company’s top twenty customers and top twenty suppliers for the fiscal year ended December 31, 2011. No such customer or supplier has canceled or otherwise terminated or materially reduced or materially and adversely modified its relationship with the Company, nor has any such customer or supplier expressed to the Company in writing or, to the knowledge of the Company, verbally its intention to do any of the foregoing.

(b) Since January 1, 2009, there have not been any defects or deficiencies in any products or services produced, sold or distributed by or on behalf of the Company or any of its Subsidiaries (“Products”) that would reasonably be expected to result in a material claim against the Company or any of its Subsidiaries. The Company has made available to Parent copies of all standard written warranties provided by the Company and its Subsidiaries with respect to their Products. There are currently no recalls of any Products pending and, to the knowledge of the Company, there are no facts or circumstances that would reasonably be expected to impose upon the Company or any of its Subsidiaries a duty to effect a reflash of any Product or to recall any Product or to warn customers of a defect in any Product.

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Section 3.22 Absence of Questionable Payments; Export and Import Matters.

(a) Since January 1, 2009, neither the Company nor its Subsidiaries nor, to the knowledge of the Company, any other Person (including the officers, directors and employees of the Company and its Subsidiaries) acting on behalf, or at the direction, of the Company or any of its Subsidiaries has (i) offered, promised, given, paid, or authorized the offer, promise, giving or payment of, anything of value, in violation of any applicable anti-bribery or anticorruption Law, to a Government Official or Person for the purpose of (x) corruptly influencing any act, decision or failure to act by a Government Official in his or her official capacity, (y) corruptly inducing a Government Official to do or omit to do any act in violation of his or her lawful duty or (z) corruptly inducing a Government Official to use his or her influence with a government or instrumentality to affect any act or decision of such government or instrumentality, in order to obtain, retain or direct business or otherwise secure an improper advantage, or (ii) taken any action that would cause the Company or any of its Subsidiaries to be in violation of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any other applicable anti-bribery or anticorruption Law (it being acknowledged that, for purposes of this Section 3.22, the FCPA shall be deemed to apply to the Company and its Subsidiaries in each of the jurisdictions in which they operate).

(b) Since January 1, 2009, the Company, its Subsidiaries and, to the knowledge of the Company, any other Person (including the officers, directors and employees of the Company and its Subsidiaries) acting on behalf, or at the direction, of the Company or any of its Subsidiaries, has been in compliance in all material respects with all applicable Laws related to the export or import of any Products, technology, technical data and services to any foreign jurisdiction against which the United States or United Nations maintains sanctions or export or import controls, or related to transactions with designated individuals and organizations, any applicable Laws relating to economic sanctions or embargoes, including the applicable regulations of the U.S. Department of Commerce, the U.S. Department of Treasury, including the Office of Foreign Assets Control (“OFAC”), or the U.S. Department of State, any applicable money laundering or anti-terrorism Law, or any enabling legislation, executive orders, rules and regulations relating thereto, or any applicable Laws related to compliance with unsanctioned foreign boycotts (collectively, “Trade Laws”). Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any employee of the Company or any of its Subsidiaries is a Person that is a target of U.S. or applicable international economic and trade sanctions or is described or designated in the Specially Designated Nationals and Blocked Persons List of OFAC.

(c) Neither the Company nor any of its Subsidiaries has been notified in writing that any employee of the Company or any of its Subsidiaries is, or has been at any time, the subject of any bribery, improper contribution or anti-kickback investigation by any Governmental Entity.

(d) The Company and its Subsidiaries have obtained all material: export and import licenses, license exceptions and other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations, classifications and filings with any Governmental Entity required for the export or import of their products and services to or from foreign jurisdictions (collectively, “Trade Approvals”).

(e) All Trade Approvals are valid and in full force and effect, and no suspension or cancellation of any Trade Approvals, in whole or in part, is pending or, to the knowledge of the Company, threatened. The Company and its Subsidiaries are in compliance in all material respects with the terms of all Trade Approvals.

(f) There are no pending or, to the knowledge of the Company, threatened material claims against the Company or any of its Subsidiaries with respect to any Trade Approvals.

(g) To the knowledge of the Company, no investigation, inquiry or review by any Governmental Entity with respect to the Company or its Subsidiaries is pending or threatened with respect to any potential violation of the Company or its Subsidiaries arising under or relating to any Trade Laws.

Section 3.23 Information Supplied. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Information Statement or the Proxy Statement, as applicable, will, at the date it (and any amendment or supplement thereto) is first mailed or otherwise furnished

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to the stockholders of the Company and (in the case of the Proxy Statement) at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent or Sub. The Information Statement or the Proxy Statement, as the case may be, supplied by the Company will comply as to form in all material respects with the requirements of the Exchange Act and the DGCL.

Section 3.24 Brokers. Other than Moelis & Company LLC, whose fees and expenses will be paid by the Company, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates.

Section 3.25 Opinion of Financial Advisor. The Special Committee has received the opinion of Moelis & Company LLC, dated May 31, 2012, addressed to the Special Committee and the Board of Directors of the Company, to the effect that, as of such date, the Merger Consideration to be received by holders of the Company Common Stock (other than (a) Apollo Global Management, LLC including its officers and affiliates who are holders of Company Common Stock and (b) holders of Earnout Shares (with respect to such Earnout Shares), in each case, with respect to which no view or opinion has been expressed) pursuant to the terms and subject to the conditions set forth in this Agreement is fair, from a financial point of view to such holders. A copy of such opinion shall be delivered to Parent solely for informational purposes as promptly as practicable following the execution of this Agreement. Such opinion has not been withdrawn or revoked or otherwise modified in any material respect prior to the execution and delivery of this Agreement.

Section 3.26 Section 203 of the DGCL. Assuming the accuracy of the representation and warranty made in Section 4.8, the Board of Directors of the Company has taken all action necessary such that the restrictions on business combinations set forth in Section 203 of the DGCL (and any similar “anti-takeover” statute applicable to the Company) will not be applicable to Parent, Sub or any other subsidiary of Parent in connection with this Agreement or the transactions contemplated hereby, including the Merger, without any further action on the part of the Company’s stockholders or the Board of Directors of the Company.

Section 3.27 No Additional Representations. The Company acknowledges that neither Parent, Sub, their respective officers, directors or stockholders, nor any other Person has made any representation or warranty, express or implied, of any kind, including any representation or warranty as to the accuracy or completeness of any information regarding Parent and Sub furnished or made available to the Company and any of its Representatives, in each case except as expressly set forth in Article IV (as modified by the Parent Disclosure Letter).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

Except as set forth in (i) the forms, reports, schedules, statements and other documents filed or furnished with the SEC subsequent to December 31, 2011 and prior to the date hereof under the Exchange Act or the Securities Act (such documents and any other documents filed by Parent with the SEC, together with all amendments thereto and including all exhibits and schedules thereto and documents incorporated by reference therein, collectively, the “Parent SEC Documents”) (and then (x) only to the extent reasonably apparent that any event, item or occurrence disclosed in such Parent SEC Documents is an event, item or occurrence that relates to a matter covered by any representation or warranty set forth in this Article IV and (y) other than any forward-looking disclosure set forth in any risk factor contained in such Parent SEC Documents and any other disclosure included therein to the extent it is predictive or forward-looking in nature) or (ii) the disclosure letter delivered by

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Parent to the Company concurrently with the execution of this Agreement (the “Parent Disclosure Letter”) it being understood and agreed that disclosure of any event, item or occurrence set forth in the Parent Disclosure Letter shall apply to, qualify or modify the Section or subsection to which it corresponds and each of the other Sections of this Agreement to the extent the relevance of such disclosure to such other Section or subsection is reasonably apparent from the text and nature of such disclosure), Parent and Sub represent and warrant to the Company, jointly and severally, as set forth in this Article IV.

Section 4.1 Organization. Parent is duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Sub is duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Each of Parent and Sub has all requisite corporate or other power and authority to own, lease, license and operate its assets, rights and properties and to carry on its business as it is now being conducted. Each of Parent and Sub is duly licensed and qualified to do business and is in good standing (or equivalent status) in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified, licensed or in good standing (or equivalent status) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Neither Parent nor Sub is, and has not been, in material violation of its Organizational Documents.

Section 4.2 Authority. Each of Parent and Sub has all requisite corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. Except as contemplated by Section 4.12 with respect to Sub, the execution, delivery and performance by Parent and Sub of this Agreement and the consummation by each of them of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the respective Boards of Directors of Parent and Sub, and no further corporate proceedings on the part of Parent and Sub are necessary to authorize the execution and delivery by Parent and Sub of this Agreement and the consummation by each of them of the transactions contemplated hereby.

Section 4.3 Binding Obligation. This Agreement has been duly executed and delivered by Parent and Sub and, assuming the valid execution and delivery by the other party hereto, constitutes the legal, valid and binding obligation of Parent and Sub, enforceable against Parent and Sub in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether enforcement is sought in equity or at Law).

Section 4.4 Non-Contravention. The execution and delivery by Parent and Sub of this Agreement, the performance by them of their covenants and obligations hereunder and the consummation by them of the transactions contemplated hereby do not and will not (a) violate or conflict with any provision of the Organizational Documents of Parent or Sub, (b) violate, conflict with, or result in the breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, any material Contract to which Parent or Sub is bound, or (c) assuming the Consents referred to in Section 4.5 are obtained or made, violate or conflict with in any material respect any Law or Order applicable to Parent or Sub or by which any of their properties, rights or assets are bound, except, in the case of each of clauses (b) and (c) above, for such violations, conflicts, defaults, terminations or accelerations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.5 Governmental Approvals. No Consent of any Governmental Entity is required on the part of Parent, Sub or any of their Subsidiaries in connection with the execution and delivery by Parent and Sub of this Agreement, the performance by Parent and Sub of their respective covenants and obligations hereunder and the consummation by Parent and Sub of the transactions contemplated hereby, except (a) the filing of the Certificate of Merger with the Delaware Secretary of State and such filings with Governmental Entities to satisfy the applicable laws of states in which the Company and its Subsidiaries are qualified to do business, (b) such filings

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and approvals as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act, (c) Consents required under, and compliance with any other applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, and (d) such Consents (other than Consents under any applicable foreign Antitrust Laws) the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

Section 4.6 Litigation. As of the date hereof, there are no Actions pending or, to the knowledge of Parent, threatened against or affecting Parent or Sub that would, individually or in the aggregate, prevent or materially delay the consummation by Parent and Sub of the transactions contemplated hereby or the performance by Parent and Sub of their respective covenants and obligations hereunder. Neither Parent nor Sub is subject to any outstanding Order that would, individually or in the aggregate, prevent or materially delay the consummation by Parent and Sub of the transactions contemplated hereby or the performance by Parent and Sub of their respective covenants and obligations hereunder.

Section 4.7 Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Sub for inclusion or incorporation by reference in the Information Statement or the Proxy Statement, as applicable, will, at the date it (and any amendment or supplement thereto) is first mailed or otherwise furnished to the stockholders of the Company and (in the case of the Proxy Statement) at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

Section 4.8 Ownership of Company Capital Stock. None of Parent, Sub or any of their respective Affiliates or associates is, nor at any time during the last three (3) years has any of them been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL. None of Parent, Sub or any of their respective Affiliates beneficially owns (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, or is the record holder of, or is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, in each case, any shares of capital stock of the Company, except for any such shares that may be owned by any employee benefit or other plan administered by or on behalf of Parent or any of its Subsidiaries, to the extent the determination to acquire such shares was not directed by Parent or Sub.

Section 4.9 Sufficient Funds. Parent has or will have at the Closing sufficient cash available, directly or through one or more of its Affiliates, to pay all amounts to be paid by Parent in connection with this Agreement and the transactions contemplated hereby, including the aggregate Merger Consideration and Warrant Consideration and Parent’s costs and expenses, on the terms and conditions set forth in this Agreement.

Section 4.10 Ownership and Operations of Sub. Parent owns beneficially and of record all of the outstanding capital stock of Sub. Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated hereby.

Section 4.11 Brokers. Other than UBS Investment Bank, the fees and expenses of which will be paid by Parent, no broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or any of its Affiliates.

Section 4.12 Vote; Approval Required. No vote or consent of the holders of any class or series of capital stock of Parent is necessary to approve this Agreement or the transactions contemplated hereby, including the Merger. The vote or written consent of the sole stockholder of Sub (which shall have occurred within 24 hours after the execution hereof) is the only vote or consent of the holders of any class or series of capital stock of Sub necessary to adopt this Agreement or to approve the transactions contemplated hereby, including the Merger.

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Section 4.13 No Additional Representations. Each of Parent and Sub acknowledges that neither the Company, its officers, directors or stockholders, nor any other Person has made any representation or warranty, express or implied, of any kind, including any representation or warranty as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent and any of its Representatives, in each case except as expressly set forth in Article III (as modified by the Company Disclosure Letter).

ARTICLE V

COVENANTS RELATING TO THE BUSINESS

Section 5.1 Conduct of Business. Except (x) as expressly permitted, contemplated or required by this Agreement or required by applicable Law, (y) as set forth in Section 5.1 of the Company Disclosure Letter or (z) with the consent in advance in writing by Parent (such consent not to be unreasonably withheld or delayed), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing Date:

(a) the Company shall (and shall cause each of its Subsidiaries to) use its commercially reasonable efforts to:

(i) carry on the Business as currently conducted in all material respects in the ordinary course of business consistent with past practice; and

(ii) (A) preserve (1) in all material respects its business organizations, (2) its material rights and franchises and (3) its commercially favorable relationships with material customers, suppliers, lessors, lessees, licensors, licensees and other third parties having significant business relationships with it, (B) keep available the services of its present officers and key employees and (C) maintain, in all material respects, all of its operating assets in their current condition (normal wear and tear excepted); and

(b) the Company shall not, and shall not cause or permit any of its Subsidiaries to, do any of the following:

(i) amend its Organizational Documents or create any new Subsidiaries;

(ii) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of warrants, options, stock appreciation rights, restricted shares, restricted stock units, deferred equity units, awards based on the value of Company’s capital stock or other equity-based awards with respect to shares of Company Common Stock under the Company Stock Plans or otherwise), or grant any Person any right to acquire, any shares of its capital stock or other Equity Securities; provided that the Company may issue shares of Company Common Stock upon the exercise of Company Options or Company Warrants that are outstanding as of the date hereof, in each case in accordance with their respective terms;

(iii) acquire or redeem, directly or indirectly, or amend in any material respect the terms of, any of its Equity Securities;

(iv) make any distribution or declare, pay or set aside any dividend (whether in cash, stock or other form) with respect to, or split, combine or reclassify, any shares of its capital stock or other Equity Securities, in each case other than intercompany distributions and dividends made in cash or cash equivalents by any wholly owned Subsidiary of the Company to its parent entity;

(v) enter into any Contract, understanding or arrangement with respect to the sale, voting, registration or repurchase of Company Common Stock or the capital stock of any Subsidiary of the Company;

(vi) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

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(vii) forgive any loans to any of its employees, officers, directors or Affiliates (other than the Company’s wholly owned Subsidiaries);

(viii) redeem, repurchase, prepay, defease, cancel, incur, create, assume or otherwise acquire, or modify in any material respect the terms of, any indebtedness for borrowed money or assume, guarantee or endorse, or otherwise become responsible for, any such indebtedness of another Person, issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries or enter into any arrangement having the economic effect of any of the foregoing, except in each case, for transactions among the Company, on the one hand, and its wholly owned Subsidiaries, on the other hand, or among the Company’s wholly owned Subsidiaries;

(ix) sell, pledge, dispose of, transfer, lease, license, or otherwise encumber or subject to any Lien (other than a Permitted Lien), any material properties, rights or assets, except sales, pledges, dispositions, transfers, leases, licenses, encumbrances or Liens (A) in the ordinary course of business consistent with past practice, (B) required to be effected prior to the Effective Time pursuant to Contracts in force on the date of this Agreement, (C) dispositions of inventory, rights or assets in the ordinary course of business consistent with past practice or which are obsolete or worthless or (D) sales, transfers, leases or licenses among the Company and its wholly owned Subsidiaries;

(x) make any capital expenditures in excess of $500,000 individually or $2,500,000 in the aggregate;

(xi) directly or indirectly acquire (A) by merging, consolidating with, purchasing a material portion of the assets of, by making an investment in or capital contribution to, or by any other manner, any Person or division, business or equity interest of any Person or (B) any material assets, rights, or properties except (1) for capital expenditures (which shall be governed by clause (x) above), (2) for purchases of inventory, raw materials, supplies or services, or acquisitions (other than any acquisition described in subsection (A) of this Section 5.1(b)(xi) or pursuant to any Contract described in Section 5.1(b)(xii)) or licensing (other than pursuant to any Contract described in Section 5.1(b)(xii)) of rights in or to Intellectual Property, in the ordinary course of business consistent with past practice, and (3) pursuant to Contracts in effect as of the date of this Agreement;

(xii) (A) enter into any Contract that would be deemed a Company Material Contract if in effect as of the date hereof or (B) other than in the ordinary course of business consistent with past practice, amend or modify in any material respect or terminate any Company Material Contract, or waive, release, grant, assign or transfer any of its material rights or claims thereunder;

(xiii) alter in any material respect, or enter into any commitment to alter in any material respect, any interest material to the Company and its Subsidiaries, taken as a whole, in any corporation, association, joint venture, partnership or business entity in which the Company directly or indirectly holds any equity or ownership interest on the date hereof (other than any interest arising from any foreclosure, settlement in lieu of foreclosure or troubled loan or debt restructuring in the ordinary course of business consistent with past practice);

(xiv) make any material change in any of the accounting principles or practices used by it, except to the extent required by applicable Law or GAAP or as recommended by the independent auditors of the Company;

(xv) make, change or revoke any material Tax election, amend in any material respect any Company Tax Return, change any material Tax accounting method, settle or compromise any material Tax liability, surrender any claim for a material refund of Taxes or consent to the extension or waiver of the limitations period applicable to a material Tax claim or assessment;

(xvi) change or modify in any material respect any pricing, investment, risk management, cash management or similar policy (including with respect to hedging), except for changes to service or product prices in accordance with past practice;

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(xvii) (A) increase in any manner the compensation of any of its directors, officers, employees or consultants, other than (1) as required pursuant to applicable Law or the terms of any Employee Benefit Plan, or (2) promotional increases in salaries, wages, bonuses and benefits of employees (other than directors and executive officers) made in the ordinary course of business and in amounts and in a manner consistent with past practice, so long as such increases, in the aggregate, do not exceed 1% of the payroll in any calendar year; (B) enter into, establish, amend or terminate any Employee Benefit Plan (or any plan, program or arrangement that would be an Employee Benefit Plan if in effect as of the date hereof), other than as required pursuant to applicable Law; (C) grant or provide any severance or termination payments or benefits to any director, employee or consultant of the Company or any of its Subsidiaries, other than as required by the terms of any Employee Benefit Plan as in effect on the date of this Agreement; (D) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, compensation or benefits under any Employee Benefit Plan to the extent not required by the terms of this Agreement or such Employee Benefit Plan as in effect on the date of this Agreement or (E) enter into any collective bargaining agreement; provided, however, that nothing in this Section 5.1(xvii) shall prevent the Company or its Subsidiaries from hiring new employees as non-officers or non-directors of the Company in the ordinary course of business consistent with past practice so long as the amount of salaries, wages, bonuses and benefits provided to such new employees shall be in the ordinary course of business consistent with past practice;

(xviii) (A) waive, release, assign, pay, discharge, settle or compromise any pending or threatened Action or any cease and desist letter or notice of actual, potential or alleged infringement, misappropriation, opposition, interference or cancellation with respect to any Intellectual Property, in each case other than (x) in the ordinary course of business consistent with past practice and (y) solely for (1) money damages not in excess of $250,000 individually or $500,000 in the aggregate and/or (2) the agreement of the Company or any of its Subsidiaries to restrict its right (or grant other Persons a right) to use or practice rights under Intellectual Property, which restriction or grant is not material to the Business, or (B) waive, settle, or release any material rights or claims of it against third parties (including any material claims or rights relating to Owned Intellectual Property or any Intellectual Property owned by third Persons and used in or held for use in the Business);

(xix) permit any insurance policy naming the Company or any of its Subsidiaries as a beneficiary or a loss payable payee to lapse, be canceled or expire unless a new policy with substantially identical coverage is in effect as of the date of lapse, cancellation or expiration;

(xx) take any action that is intended or would reasonably be expected to result in (A) any of the Company’s representations or warranties set forth in this Agreement being or becoming untrue in any respect at any time prior to the Effective Time in any manner that would be reasonably be expected to cause any condition set forth in Section 7.1 or Section 7.2 to not be satisfied or (B) a material violation of any provision of this Agreement; or

(xxi) authorize, commit or agree to take any of the foregoing actions.

(c) Other than the right to consent or withhold consent with respect to the foregoing matters (such consent not to be unreasonably withheld or delayed), nothing contained in this Agreement shall give to Parent, directly or indirectly, any right to control or direct the operation of the Company or the Business prior to the Closing. Subject to the foregoing sentence and consistent with the terms of this Agreement, prior to the Closing, the Company shall exercise complete control and supervision of the operation of the Company or the Business.

Section 5.2 Takeover Proposals.

(a) Subject to Section 5.2(b), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company and its Subsidiaries shall not, nor shall they authorize or knowingly permit any of their respective Representatives to, directly or indirectly, (i) solicit, initiate or induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, a Takeover Proposal,

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(ii) furnish to any Person (other than Parent, Sub or any designees of Parent or Sub) any non-public information relating to the Company or any of its Subsidiaries, or afford to any Person (other than Parent, Sub or any designees of Parent or Sub) access to the business or to the properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case that would reasonably be expected to result in the making, submission or announcement of, or for the purpose of knowingly encouraging, facilitating or assisting, (A) a Takeover Proposal, or (B) any inquiries that would reasonably be expected to lead to a Takeover Proposal, (iii) participate or engage in discussions or negotiations with any Person with respect to a Takeover Proposal, (iv) approve, endorse or recommend a Takeover Proposal, (v) enter into any letter of intent, memorandum of understanding or other Contract of any kind providing for, contemplating, intended to facilitate or otherwise relating to, a Takeover Proposal, or (vi) authorize, commit or agree to do any of the foregoing. Upon execution of this Agreement, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to, immediately cease and cause to be terminated all existing activities, discussions or negotiations with any Person (other than Parent, Sub or any permitted successor or assign) conducted heretofore with respect to any Takeover Proposal.

(b) Notwithstanding anything to the contrary set forth in this Agreement, if at any time prior to, (x) in the event the Stockholder Written Consent is delivered to the Company in accordance with Section 6.1(a), 11:59 p.m. New York City time on the date that is thirty (30) calendar days after the date hereof, or (y) in the event the Stockholder Written Consent is not delivered to the Company in accordance with Section 6.1(a) and this Agreement is not terminated by Parent in accordance with Section 8.1(g), the date on which the Company Stockholder Approval is obtained at the Company Stockholders’ Meeting (the “Stockholder Approval Date”), (i) the Company receives a bona fide, written and unsolicited Takeover Proposal from any Person and (ii) the Board of Directors of the Company determines in good faith (after consultation with its financial advisor, including at least one financial advisor who is not, and whose Affiliates are not, proposing to provide debt or equity financing in connection with such Takeover Proposal (a “Qualified Financial Advisor”), and outside legal counsel), that such Takeover Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, the Company may (A) furnish non-public information with respect to the Company and its Subsidiaries, or provide access to the Business or to the properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, to the Person making such Takeover Proposal (and its Representatives) pursuant to a customary confidentiality agreement on terms that are no less favorable to the Company than those contained in the Confidentiality Agreement (such a confidentiality agreement, an “Acceptable Confidentiality Agreement”), and (B) participate or engage in discussions or negotiations with the Person making such Takeover Proposal (and its Representatives) regarding such Takeover Proposal; provided, that, in the case of any action taken pursuant to the preceding clauses (A) or (B), (1) the Company gives Parent prompt (and in any event within 24 hours following receipt) written notice of the identity of such Person and a summary of the material terms and conditions of such Takeover Proposal (including a copy thereof if in writing) and of the Company’s participation or engagement in discussions or negotiations with, or furnishing of non-public information to, such Person, and (2) substantially contemporaneously with furnishing any non-public information to such Person, the Company furnishes such non-public information to Parent, to the extent such information has not been previously furnished by the Company to Parent. The Company shall provide Parent with a correct and complete copy of any confidentiality agreement entered into pursuant to this paragraph within 24 hours of the execution thereof. The Company shall not terminate, waive, amend, release or modify any material provision of any confidentiality or standstill agreement to which it or any of its Subsidiaries is a party with respect to any Takeover Proposal, and shall enforce the material provisions of any such agreement and shall provide Parent with copies of any additional written documentation delivered to the Company or any of its Subsidiaries or its or their respective Representatives in connection therewith. For the avoidance of doubt, in the event that a third party contacts the Company or a Representative of the Company or its Affiliates orally or in writing regarding a potential Takeover Proposal, the Company shall not be in breach of this Agreement in any respect to the extent the Company or such Representative responds to such third party that it is bound by the terms of this Agreement and is unable to discuss or respond to such matters without first complying with the procedures set forth herein with respect to any such discussions; provided, that the Company complies with the notification obligations to Parent set forth herein in connection with such inquiry by such third party.

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(c) Without limiting the generality of the foregoing, Parent, Sub and the Company acknowledge and hereby agree that any material violation of the restrictions set forth in this Section 5.2 by any Representative of the Company or any of its Subsidiaries (in the case of any such Representative who is an investment banker, financial advisor, attorney, accountant or other advisor, to the extent that such Representative is or has been engaged by the Company in connection with the transactions contemplated hereby) shall be deemed to be a breach of this Section 5.2 by the Company.

(d) In addition to the obligations of the Company set forth in paragraphs (a), (b) and (c) of this Section 5.2, the Company shall promptly (and in any event within 24 hours following receipt) notify Parent orally and in writing if the Company or any of its Subsidiaries, or any of its or their respective Representatives, receives (i) any Takeover Proposal, (ii) any request for information that would reasonably be expected to lead to a Takeover Proposal or (iii) any inquiry with respect to, or which would reasonably be expected to lead to, any Takeover Proposal, such notice to include a summary of the material terms and conditions of such Takeover Proposal, request or inquiry (including a copy, if made in writing), and the identity of the Person making any such Takeover Proposal, request or inquiry. The Company shall keep Parent reasonably informed on a current basis of the status and terms of any such Takeover Proposal, request or inquiry, any material modifications to the terms thereof and any other material developments related thereto.

(e) For purposes of this Agreement:

“Takeover Proposal” means any inquiry, proposal or offer from any Person (other than Parent and its Subsidiaries) to engage in any (i) direct or indirect acquisition or purchase, in one transaction or a series of related transactions, of assets of the Company and its Subsidiaries (including securities of Subsidiaries) equal to 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole, or to which 20% or more of the revenues of the Company and its Subsidiaries on a consolidated basis are attributable, (ii) purchase, transfer, conveyance, assignment, delivery, or exclusive license by the Company or any of its Subsidiaries, in one transaction or a series of related transactions, of all or substantially all of the Owned Intellectual Property, (iii) acquisition of 20% or more of the outstanding Company Common Stock, (iv) tender offer or exchange offer that if consummated would result in any Person beneficially owning 20% or more of the outstanding Company Common Stock or any other class of Equity Securities of the Company or (v) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving the Company (or any Subsidiary or Subsidiaries of the Company that constitute 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole, or that contribute 20% or more of the revenues of the Company and its Subsidiaries on a consolidated basis), in each case, other than the transactions contemplated by this Agreement.

“Superior Proposal” means a bona fide, written Takeover Proposal made by a third party, not obtained as a result of any material breach of this Section 5.2, to (A) acquire and/or cancel, directly or indirectly, all of the outstanding Equity Securities or (B) acquire substantially all of the assets of the Company and its Subsidiaries on a consolidated basis, in the case of each of clauses (A) and (B) (as applicable), if (i) the Board of Directors of the Company determines in good faith (after consultation with its financial advisors, including at least one Qualified Financial Advisor, and outside legal counsel) that such Takeover Proposal, if consummated, would be more favorable to the stockholders of the Company from a financial point of view than the Merger and the other transactions contemplated by this Agreement, (ii) such Takeover Proposal is reasonably likely to be consummated on the terms so proposed, taking into account all relevant financial, regulatory, legal and other aspects of such proposal, including any conditions to closing, and (iii) financing for such Takeover Proposal, to the extent required, is then fully committed or, in the good-faith judgment of the Board of Directors of the Company (after consultation with its financial advisors, including at least one Qualified Financial Advisor, and legal counsel), is reasonably likely to be timely consummated.

(f) Notwithstanding anything to the contrary in this Agreement, it is understood that, in taking any action pursuant to Section 5.2, Section 5.3 or Section 8.1(e) (in each case, upon the terms and subject to the

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conditions set forth therein), the Special Committee may consider any such action and may make a recommendation to the Board of Directors of the Company, which may act upon such recommendation.

Section 5.3 Company Board Recommendation.

(a) Subject to Section 5.3(b), Section 5.3(c) and Section 5.3(f), neither the Board of Directors of the Company nor any committee thereof shall (i) withhold, withdraw, amend or modify in a manner adverse to Parent, or publicly propose to withhold, withdraw, amend or modify in a manner adverse to Parent, the Company Board Recommendation, (ii) adopt, approve, recommend, endorse or otherwise declare advisable, or publicly propose to adopt, approve, recommend, endorse or otherwise declare advisable, the adoption of any Takeover Proposal (it being understood that a “stop-look-and-listen” communication made in compliance with Rule 14d-9(f) promulgated under the Exchange Act with respect to any Takeover Proposal that is a tender offer or exchange offer shall not be considered a breach of this clause (ii)) or (iii) authorize, commit or agree to take any such actions (each such foregoing action or failure to act in clauses (i) through (iii) being referred to herein as an “Company Adverse Recommendation Change”).

(b) Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, at any time prior to the date on which the Stockholder Written Consent is executed and delivered to Parent in accordance with Section 6.1(a) (the “Written Consent Date”) or the Stockholder Approval Date, as applicable, the Board of Directors of the Company may, subject to compliance with Section 5.3(c), effect a Company Adverse Recommendation Change:

(i) if the Board of Directors of the Company (A) receives a Takeover Proposal that it determines to be a Superior Proposal, (B) concludes in good faith (after consultation with its financial advisors, including at least one Qualified Financial Advisor, and outside legal counsel) that the failure to effect a Company Adverse Recommendation Change would reasonably be expected to constitute a breach of the fiduciary duties of the directors of the Company to the Company’s stockholders under applicable Law and (C) approves or recommends such Superior Proposal; or

(ii) in response to a fact, event, change, development or set of circumstances that affects the business, assets or operations of the Company that is unknown to the Board of Directors of the Company at and prior to the execution of this Agreement (such fact, event, change, development or set of circumstances, an “Intervening Event,” it being understood that in no event shall the receipt, existence or terms of a Takeover Proposal constitute an Intervening Event), if the Board of Directors of the Company has concluded in good faith (to the extent applicable, after consultation with its financial advisors, including at least one Qualified Financial Advisor, and outside legal counsel) that, in light of such Intervening Event, the failure of the Board of Directors to effect a Company Adverse Recommendation Change would reasonably be expected to constitute a breach of the fiduciary duties of the directors of the Company to the Company’s stockholders under applicable Law.

(c) Notwithstanding anything to the contrary set forth in this Agreement, the Board of Directors of the Company and any committee thereof shall not be entitled to effect any Company Adverse Recommendation Change pursuant to Section 5.3(b) unless, prior to making such Company Adverse Recommendation Change: (i) the Company shall have notified Parent in writing that it intends to effect a Company Adverse Recommendation Change (a “Recommendation Change Notice”), which Recommendation Change Notice shall describe in reasonable detail the reasons for such intended Company Adverse Recommendation Change and (A) in the case of a Company Adverse Recommendation Change pursuant to Section 5.3(b)(i) in connection with a Superior Proposal, shall include a summary of the material terms and conditions of such Superior Proposal and a copy of the substantially final form of any related agreements, or (B) in the case of a Company Adverse Recommendation Change pursuant to Section 5.3(b)(ii) in connection with an Intervening Event, shall specify in reasonable detail the facts underlying the determination of the Board of Directors of the Company that an Intervening Event has occurred, and (ii) following delivery by the Company to Parent of such Recommendation Change Notice, (A) (1) if requested by Parent, the Company shall have made its Representatives available to discuss and negotiate in good faith with Parent’s Representatives any proposed modifications to the terms and

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conditions of this Agreement intended by Parent to cause such Superior Proposal to no longer constitute a Superior Proposal or to eliminate the need for the Board of Directors of the Company to effect a Company Adverse Recommendation Change as a result of such Intervening Event, as applicable, during the period of three (3) Business Days immediately following delivery by the Company to Parent of such Recommendation Change Notice (the “Recommendation Change Notice Period”); provided, that, if Parent shall have delivered to the Company during such Recommendation Change Notice Period a written proposal capable of being accepted by the Company to alter the terms or conditions of this Agreement (the “Parent Proposal”), the Board of Directors of the Company shall be entitled to analyze and review such Parent Proposal for one (1) Business Day immediately following receipt of such proposal (the “Analysis Period”); and provided, further, that, in the event that, (x) after delivery of a Recommendation Change Notice in connection with a Superior Proposal, there has been a material change or revision to the terms of such Superior Proposal or (y) after delivery of a Recommendation Change Notice in connection with an Intervening Event, there has been a material change in the facts, events or circumstances relating to such Intervening Event, in the case of each of the clauses (x) and (y), (i) the Company shall notify Parent of such material change or revision within 24 hours following such change or revision, and (ii) in connection with such material change or revision the then current Recommendation Change Notice Period shall be extended such that at least two (2) Business Days remains in such Recommendation Change Notice Period subsequent to the time the Company so notifies Parent of any such material change or revision, and (2) the Board of Directors of the Company shall have determined in good faith (after consultation with its financial advisors, including at least one Qualified Financial Advisor, and outside legal counsel), after considering the terms of such Parent Proposal, that (x) such third-party Superior Proposal would continue to constitute a Superior Proposal if the modifications proposed by Parent were given effect or (y) that a Company Adverse Recommendation Change would continue to be required as a result of such Intervening Event, as applicable, or (B) Parent shall have notified the Company that it has elected not to negotiate with the Company with respect to any modifications to the terms and conditions of this Agreement and/or not to deliver to the Company a Parent Proposal. The Company shall keep confidential any proposals made by Parent to revise the terms of this Agreement pursuant to the terms of the Confidentiality Agreement. Notwithstanding anything to the contrary herein, the Company shall not be entitled to enter into any Contract (other than an Acceptable Confidentiality Agreement) with respect to a Superior Proposal unless this Agreement has been or is concurrently terminated by its terms pursuant to Section 8.1 and, if required pursuant to Section 8.3, the Company has paid, or substantially concurrently pays, to Parent the Company Termination Fee.

(d) Unless this Agreement is terminated in accordance with its terms, (i) the obligations of the Company pursuant to Section 6.1(b) to call, give notice of, convene and hold the Company Stockholders’ Meeting and to hold a vote of the Company’s stockholders on the adoption of this Agreement at the Company Stockholders’ Meeting, to the extent the Stockholder Written Consent is not delivered in accordance with Section 6.1(a), shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to it of any Takeover Proposal (whether or not a Superior Proposal), or by a Company Adverse Recommendation Change, and (ii) in any case in which the Company makes a Company Adverse Recommendation Change pursuant to this Section 5.3, the Company shall nevertheless submit this Agreement to a vote of its stockholders; provided, that the Company shall not be obligated to recommend to its stockholders the adoption of this Agreement at the Company Stockholders’ Meeting or to include such a recommendation in the Proxy Statement if the Board of Directors of the Company makes a Company Adverse Recommendation Change pursuant to, and in accordance with the terms and conditions of, this Section 5.3.

(e) The Company shall not take any action to exempt any Person from the restrictions on business combinations contained in Section 203 of the DGCL (or any similar provisions) or otherwise cause such restrictions not to apply, in each case, unless such actions are taken simultaneously with a termination of this Agreement in accordance with its terms.

(f) Nothing contained in this Agreement shall prohibit the Company (i) from taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 promulgated under the Exchange Act, or (ii) making any disclosure to the Company’s stockholders that the Board of Directors of the Company determines to make in good faith (after consultation

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with its outside legal counsel) in order to fulfill its fiduciary duties or satisfy applicable state or federal securities Laws; provided, however, that any disclosure of a position contemplated by Rule 14e-2(a) of the Exchange Act other than a rejection of any applicable Takeover Proposal, a reaffirmation of the Company Board Recommendation or a “stop-look-and-listen” communication made in compliance with Rule 14d-9(f) promulgated under the Exchange Act shall be deemed to be a Company Adverse Recommendation Change and may be made only in compliance with this Section 5.3.

ARTICLE VI

ADDITIONAL AGREEMENTS

Section 6.1 Stockholder Written Consent; Preparation of the Information Statement or Proxy Statement; Stockholders’ Meeting.

(a) Immediately after the execution of this Agreement and in lieu of calling a meeting of the Company’s stockholders, the Company shall submit the form of Stockholder Written Consent attached hereto as Exhibit B (the “Stockholder Written Consent”) to the Company’s stockholders holding in the aggregate at least a majority of the outstanding shares of Company Common Stock. As soon as reasonably practicable after the Stockholder Written Consent has been duly executed by the Company’s stockholders holding in the aggregate at least a majority of the outstanding shares of Company Common Stock (including the Earnout Shares) and is delivered to the Company in accordance with Section 228 of the DGCL, the Company shall deliver to Parent a copy (including by facsimile or other electronic image scan transmission) of the Stockholder Written Consent pursuant to Section 9.2 hereof. In the event that the Stockholder Written Consent is executed and delivered to the Company pursuant to this Section 6.1(a), the Company shall, as promptly as practical thereafter, file with the SEC an information statement in preliminary form of the type contemplated by Rule 14c-2 promulgated under the Exchange Act, prepared by the Company with the assistance and approval (not to be unreasonably withheld, delayed or conditioned) of Parent and related to this Agreement and the transactions contemplated hereby (as amended or supplemented from time to time, the “Information Statement”). In connection with the Stockholder Written Consent, the Company shall take all actions necessary to comply, and shall comply in all material respects, with the DGCL, including Section 228 and Section 262 thereof, the Certificate of Incorporation and the By-Laws of the Company and the Exchange Act, including Regulation 14C and Schedule 14C promulgated thereunder, as applicable.

(b) If the Stockholder Written Consent is not executed by the Company’s stockholders holding in the aggregate at least a majority of the outstanding shares of Company Common Stock, and a copy (including by facsimile or other electronic image scan transmission) thereof is not delivered by the Company to Parent pursuant to Section 6.1(a), in each case within 24 hours after the execution and delivery of this Agreement by the parties hereto (a “Written Consent Failure”), Parent shall have the right to terminate this Agreement as set forth in Section 8.1(g). In the event that Parent does not terminate this Agreement pursuant to Section 8.1(g), the Company shall, as promptly as practicable after the expiration of the Written Consent Failure Termination Period and with the assistance and approval (not to be unreasonably withheld, delayed or conditioned) of Parent, prepare and file with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) related to this Agreement and the transactions contemplated hereby, to be sent to the stockholders of the Company relating to the meeting of the Company’s stockholders (the “Company Stockholders’ Meeting”) to be held for the purpose of obtaining the Company Stockholder Approval, shall take all lawful action to call, give notice of, convene and hold the Company Stockholders’ Meeting on a date as soon as reasonably practicable following the mailing of the definitive Proxy Statement for the purpose of obtaining the Company Stockholder Approval and, subject to any Company Adverse Recommendation Change effected by the Board of Directors of the Company pursuant to Section 5.3(b) and in accordance with Section 5.3(c), shall take all lawful action to solicit the adoption of this Agreement by the Company’s stockholders in accordance with the DGCL. Unless the Board of Directors of the Company has effected a Company Adverse Recommendation Change pursuant to Section 5.3(b) and in accordance with Section 5.3(c), the Company Board Recommendation shall be included in the Proxy Statement.

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(c) Each of Parent and the Company shall use its reasonable best efforts to have the Information Statement or the Proxy Statement, as the case may be, cleared by the SEC as promptly as practicable after such filing (including by responding to comments of the SEC). Each of Parent and the Company shall furnish all information as may be reasonably requested by the other in connection with any such action and the preparation, filing and distribution of the Information Statement or the Proxy Statement, as the case may be. As promptly as practicable after the Information Statement or the Proxy Statement, as the case may be, shall have been cleared by the SEC (or, in the case of the Information Statement, after ten (10) calendar days have passed since the filing of the preliminary Information Statement with the SEC without notice from the SEC of its intent to review the Information Statement or such other date as required by applicable Law), the Company shall cause the Information Statement or the Proxy Statement, as the case may be, to be mailed to its stockholders and to be filed in definitive form with the SEC as required. No filing of, or amendment or supplement to, the Information Statement or the Proxy Statement, as the case may be, shall be made by the Company without providing Parent a reasonable opportunity to review and comment thereon. If, at any time prior to the Effective Time, any information relating to the Company, Parent or any of their respective Affiliates, directors or officers is discovered by the Company or Parent which information is required to be set forth in an amendment or supplement to the Information Statement or the Proxy Statement, as the case may be, so that the Information Statement or the Proxy Statement, as the case may be, would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the stockholders of the Company. The Company shall notify Parent promptly of the time when the Information Statement or the Proxy Statement, as the case may be, shall have been cleared by the SEC or of the receipt of any comments or other communications, whether written or oral, from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Information Statement or the Proxy Statement, as the case may be, or for additional information, and shall provide Parent and its counsel with a reasonable opportunity to participate in the Company’s response to such comments and other communications, to provide comments on such response (to which comments reasonable and good faith consideration shall be given by the Company and its counsel), and to participate in any discussions or meetings with the SEC relating to the Information Statement or the Proxy Statement, as the case may be, or any other matters that are the subject of this Agreement. The parties shall supply each other with copies of all correspondence between any of its Representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Information Statement or the Proxy Statement, as the case may be, or this Agreement or the transactions contemplated hereby.

Section 6.2 Access to Information; Confidentiality.

(a) Subject to applicable Law, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford Parent’s and its Subsidiaries’ officers, employees and other authorized Representatives reasonable access, during normal business hours from the date of this Agreement through to the Effective Time or the termination of this Agreement, to its employees, properties, books, contracts and records and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly to Parent such information concerning the Business and the properties and personnel of the Company and its Subsidiaries as Parent may from time to time reasonably request; provided, however, that the foregoing shall not require the Company to (A) provide access to any information or documents that, in the reasonable judgment of the Company, would (i) constitute a waiver of the attorney-client privilege held by the Company, or (ii) violate any applicable Laws; provided, further, however, that the Company will use its reasonable best efforts to obtain any required consents for the disclosure of such information or documents and take such other action (such as entering into a joint defense agreement or other arrangement to avoid loss of the attorney-client privilege) with respect to such information or documents as is necessary to permit disclosure to Parent and Parent’s Representatives or (B) provide access to any minutes and resolutions of the Company’s Board of Directors (or any authorized committee thereof) adopted after the date hereof, to the extent relating to the evaluation of the transactions contemplated hereby or any alternative transactions, including any Takeover Proposal. The Company shall not be

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obligated to grant any access or furnish any information if it would unreasonably and materially interfere with the conduct of the Company’s business.

(b) Each party shall, and shall cause its Representatives to, hold all information received from the other party, directly or indirectly, in confidence in accordance with, and shall otherwise abide by and be subject to, the terms and conditions of the Confidentiality Agreement, dated as of May 13, 2011, between an Affiliate of Parent and the Company (the “Confidentiality Agreement”). The Confidentiality Agreement shall survive any termination of this Agreement.

Section 6.3 Reasonable Best Efforts.

(a) Subject to the terms and conditions of this Agreement, Parent and the Company shall, and shall cause their respective Subsidiaries to, use their reasonable best efforts to (i) consummate the Merger and the other transactions contemplated by this Agreement as promptly as practicable and to obtain or make as promptly as practicable, and in any event prior to the Outside Date, all Consents that are or may become necessary, proper or advisable to be obtained or made respectively by them to consummate the Merger and the other transactions contemplated by this Agreement, (ii) take all actions as may be requested by any Governmental Entity to obtain such Consents and (iii) cooperate with the reasonable requests of each other in seeking to obtain as promptly as practicable all such Consents. Neither Parent nor the Company shall, and each shall cause their respective Subsidiaries, not to, take or cause to be taken any action that they are aware or should reasonably be aware would be intended to delay, impair or impede in any material respect the receipt or making of any such Consents (it being understood that obtaining any such Consents from Persons other than Governmental Entities shall not be deemed to constitute a condition to the Closing).

(b) Parent and the Company shall, and shall cause their respective Subsidiaries to, promptly make all filings and notifications with all Governmental Entities that may be or may become necessary, proper or advisable under applicable Antitrust Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement. Parent and the Company agree to file the initial pre-merger notifications with respect to the Merger required under the HSR Act (which filing, including the exhibits thereto, need not be shared or otherwise disclosed to the other party except, as to the HSR Act filing form (excluding exhibits), to regulatory counsel of each party) no later than ten (10) Business Days after the date of this Agreement (unless otherwise mutually agreed upon by Parent and the Company) and to make all other filings required to be made under any other Antitrust Law as promptly as practicable after the date of this Agreement. Parent and the Company each shall, and shall cause their respective Subsidiaries to, supply as promptly as practicable any information and documentary material that may be requested by any Governmental Entity pursuant to Antitrust Laws or any other applicable Laws. If a request for additional information has been issued under the HSR Act or a civil investigative demand or subpoena has been issued pursuant to any other Antitrust Law, Parent and the Company shall supply, or cause to be supplied, the information necessary for such party to certify substantial compliance with the applicable Governmental Entity in connection with such a request as promptly as practicable such that Parent and the Company, as applicable, can, if required to do so, certify substantial compliance with such request as soon as practicable after the issuance thereof, but in no event later than 120 days of the issuance thereof.

(c) In furtherance and not in limitation of the covenants of the parties contained in this Section 6.3, each of the parties hereto shall use its reasonable best efforts to resolve such objections, if any, as may be asserted by a Governmental Entity or other Person with respect to the transactions contemplated hereby. Without limiting any other provision of this Agreement, Parent and the Company shall each use their reasonable best efforts to (i) avoid the entry of, or to have vacated or terminated, any decree, order or judgment that would restrain, prevent or delay the consummation of the transactions contemplated hereby, on or before the Outside Date, and (ii) avoid or eliminate each impediment under any Antitrust Law that may be asserted by any Governmental Entity with respect to the transactions contemplated hereby so as to enable the consummation of the transactions contemplated hereby to occur as soon as reasonably possible (and in any event no later than the Outside Date), in each case, as may be required in order obtain any Consents from any Governmental Entity necessary to consummate the transactions contemplated hereby or to avoid the entry of, or to effect the

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dissolution of, any injunction, temporary restraining order, or other order in any Action, which would otherwise have the effect of preventing or materially delaying the consummation of the transactions contemplated hereby; provided, however, that, notwithstanding anything to the contrary in this Agreement, in connection with any filing or submission required or action to be taken by either Parent or the Company to consummate the transactions contemplated hereby, in no event shall Parent or any of its Subsidiaries or Affiliates be obligated to propose or agree to accept any undertaking or condition, to enter into any consent decree, to make any divestiture or accept any operational restriction, or take or commit to take any action (A) the effectiveness or consummation of which is not conditioned on the consummation of the Merger or (B) that individually or in the aggregate is or would reasonably be expected to be materially adverse to (1) either (x) the Company and its Subsidiaries, taken as a whole, or (y) Parent and its Subsidiaries, taken as a whole (it being understood that, for purposes of this clause (y), materiality shall be measured in relation to the size of the Company and its Subsidiaries, taken as a whole, instead of the size of Parent and its Subsidiaries, taken as a whole), in the case of each clause (x) or (y) above, either before or immediately after giving effect to the Merger, or (2) Parent’s ownership or operation of any material portion of the Business or assets of the Company and its Subsidiaries, taken as a whole (each, a “Materially Burdensome Condition”). If requested by Parent in writing, the Company shall agree or commit to take any of the foregoing actions with respect to the Business or assets of the Company or any of its Subsidiaries in furtherance of Sections 6.3(a)(ii), 6.3(a)(iii), 6.3(b) and 6.3(c); provided, however, that the Company shall not be required to agree or commit to take any such action unless such action is conditioned upon the consummation of the Merger and the other transactions contemplated by this Agreement.

(d) Subject to applicable Laws relating to the sharing of information, in connection with obtaining or making all Consents from any Governmental Entity that are or may become necessary, proper or advisable to be obtained or made to consummate the Merger or the other transactions contemplated by this Agreement, each of Parent and the Company shall, and shall cause their respective Subsidiaries to, promptly notify each other of any communication it receives from any Governmental Entity and permit the other party to review in advance any proposed communication by such party to any Governmental Entity and shall provide each other with copies of all correspondence, filings or communications between such party or any of its Representatives, on the one hand, and any Governmental Entity or members of the staff of any Governmental Entity, on the other hand, in each case to the extent relating to the matters that are the subject of this Agreement. In connection with the efforts to obtain all requisite Consents for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust Law, Parent shall take the lead in directing strategy, subject to reasonable consultation with the Company, in connection with all matters relating to obtaining clearances and approvals from Governmental Entities and the expiration of waiting periods. The Company shall not, and shall cause its Subsidiaries not to, agree to participate in any meeting with any Governmental Entity relating to the matters that are the subject of this Agreement unless it consults with Parent in advance and, to the extent permitted by the relevant Governmental Entity, gives Parent the opportunity to attend and participate at such meeting. Each of Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 6.3 as “regulatory counsel only.” Such competitively sensitive material and the information contained therein shall be given only to the recipient’s outside legal counsel and in-house counsel responsible for obtaining Consents of Governmental Entities (provided, that such in-house counsel’s day-to-day responsibilities are limited only to regulatory and/or antitrust issues) and will not be disclosed by such regulatory counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from Parent or the Company, as the case may be, or its legal counsel.

Section 6.4 Indemnification, Exculpation and Insurance.

(a) From and after the Effective Time, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) (i) indemnify, defend and hold harmless, all past and present directors and officers of the Company and its Subsidiaries (collectively, the “Indemnified Parties”) against any costs, expenses (including attorneys’ fees and expenses and disbursements), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action arising out of or pertaining to the fact that the Indemnified Party is or was a director, officer, employee or fiduciary of the Company or any of its Subsidiaries or is or was serving at the request of, or to represent the interest of, the Company or any of its

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Subsidiaries as a director, officer, partner, member, trustee, fiduciary, employee or agent of any other corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, including any charitable or not-for profit public service organization or trade association, whether asserted or claimed prior to, at or after the Effective Time (including with respect to acts or omissions occurring in connection with this Agreement and the consummation of the transactions contemplated hereby), and provide advancement of expenses to the Indemnified Parties (within ten (10) days of receipt by Parent or the Surviving Corporation from an Indemnified Party of a request therefor, together with an undertaking by such Indemnified Party to repay all amounts so advanced in the event it is ultimately and finally determined by a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified hereunder or under applicable Law), to the fullest extent permitted by applicable Law as it presently exists or may hereafter be amended (but, in the case of any such amendment, subject to applicable Law, only to the extent such amendment permits Parent or the Surviving Corporation to provide broader indemnification rights or rights of advancement of expenses than such Law permitted Parent or the Surviving Corporation to provide prior to such amendment), and (ii) without limitation to clause (i) above, to the fullest extent permitted by applicable Law, include and cause to be maintained in effect in the Surviving Corporation’s (or any successor’s) Certificate of Incorporation and By-Laws for a period of six (6) years after the Effective Time, provisions regarding elimination of liability of directors, and indemnification of and advancement of expenses to directors and officers of the Company, no less favorable than those contained in the Company’s Certificate of Incorporation and the Company’s By-Laws, as applicable.

(b) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties, rights and other assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Surviving Corporation shall assume all of the obligations of the Surviving Corporation set forth in this Section 6.4.

(c) Prior to the Effective Time, the Company shall purchase single-premium prepaid “tail” directors’ and officers’ liability insurance policies covering the period of six (6) years from the Effective Time with respect to acts or omissions occurring at or prior to the Effective Time (a “Tail Policy”), which Tail Policy shall be effective as of the Effective Time and shall provide for policy limits, terms, conditions, retentions and levels of coverage (including as coverage relates to deductibles and exclusions) at least as favorable in the aggregate to the directors and officers covered under such insurance policies as the policy limits, terms, conditions, retentions and levels of coverage in the existing policies of the Company; provided that the aggregate premium for such Tail Policy shall not exceed 250% of the Company’s current aggregate annual premium for its directors’ and officers’ liability insurance policies in effect on the date hereof (which current aggregate annual premium the Company represents and warrants to be in the amount set forth in Section 6.4(c) of the Company Disclosure Letter). Following the Closing, Parent shall, or shall cause the Surviving Corporation (or its successor) to, maintain the Tail Policy purchased by the Company pursuant to this Section 6.4(c) in effect for so long as such Tail Policy remains in effect in accordance with its terms.

(d) The provisions of this Section 6.4 are (i) intended to be for the benefit of, and will be enforceable from and after the Effective Time by, each Indemnified Party, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.

(e) Parent shall, or shall cause the Surviving Corporation to, perform all the obligations of the Surviving Corporation under this Section 6.4.

Section 6.5 Public Announcements. Except with respect to any Company Adverse Recommendation Change, Parent and the Company shall consult with each other before issuing, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement, including the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national

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securities quotation system. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties.

Section 6.6 Section 16 Matters. Prior to the Effective Time, each of Parent and the Company shall take all steps reasonably necessary to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the transactions contemplated by this Agreement by each Person (including any Person who is deemed to be a “director by deputization” under applicable securities laws) who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.7 Stockholder Litigation. The Company shall give Parent (subject to a customary joint defense agreement) the opportunity to participate in the defense or settlement of any stockholder litigation against the Company or any of its directors or officers relating to this Agreement, the Merger or any other transactions contemplated by this Agreement, whether commenced prior to or after the date hereof. Without the prior written consent of Parent (such consent not to be unreasonably withheld or delayed), the Company shall not (a) settle or offer to settle any such litigation, (b) indemnify any Person against any costs, expenses, judgments, fines, losses, claims, damages or liabilities incurred in connection with any such litigation, or provide to any Person advancement of expenses in connection with any such litigation, in each case except as required by the Organizational Documents of the Company or any of its Subsidiaries or any Company Material Contract in effect as of the date hereof, or (c) authorize, commit or agree to take any of the actions described in clause (a) or (b) above.

Section 6.8 Employee Matters.

(a) The Surviving Corporation shall provide or cause to be provided to each employee of the Company and its Subsidiaries who continues as an employee of the Surviving Corporation or Parent or any of their respective Subsidiaries following the Closing Date (a “Continuing Employee”), for a period extending until the earlier of the termination of such Continuing Employee’s employment with such entities or the last day of the calendar year in which the Closing Date occurs, (i) a base wage or salary at a rate not less than the rate of such base wage or salary in effect at the Effective Time and (ii) 401(k) benefits, severance benefit eligibility, medical benefits and other welfare benefit plans, programs and arrangements that, as determined in Parent’s discretion, (A) are substantially comparable to those provided to each Continuing Employee under the Employee Benefit Plans as in effect at the Effective Time; (B) are substantially comparable to those provided to management employees of the Parent or its Subsidiaries; or (C) constitute any combination of the foregoing. With respect to each Continuing Employee whose annual bonus for the fiscal year ended December 31, 2011 has been accrued and unpaid prior to the Effective Time, the Surviving Corporation shall pay or cause to be paid to such Continuing Employee such bonus in such amount as set forth on Section 6.8(a) of the Company Disclosure Letter, net of all applicable tax withholdings, in cash within ten (10) Business Days following the Closing Date. The provisions of this Section 6.8 shall not be construed or interpreted to restrict in any way the Surviving Corporation’s or Parent’s ability to amend, modify or terminate any Employee Benefit Plan (including to change the entities who administer such Employee Benefit Plans, or the manner in which such Employee Benefit Plans are administered) or any other plan made available to the Continuing Employees or to terminate any person’s employment at any time and for any reason.

(b) Parent shall, and shall cause the Surviving Corporation to, (i) waive any applicable pre-existing condition exclusions and waiting periods with respect to participation and coverage requirements in any replacement or successor welfare benefit plan of Parent or the Surviving Corporation that an employee of the Company or any of its Subsidiaries is eligible to participate in immediately following the Effective Time to the extent such exclusions or waiting periods were inapplicable to, or had been satisfied by, such employee immediately prior to the Effective Time under the relevant Employee Benefit Plan in which such employee participated, (ii) provide each such employee with credit for any co-payments and deductible paid prior to the Effective Time (to the same extent such credit was given under the analogous Employee Benefit Plan prior to the Effective Time) in satisfying any applicable deductible or out-of-pocket requirements and (iii) to the extent that

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any Continuing Employee is eligible to participate in any employee benefit plan of Parent, the Surviving Corporation or any of their Subsidiaries following the Effective Time, cause such plan to recognize the service of such Continuing Employee with the Company and its Subsidiaries prior to the Effective Time for purposes of eligibility to participate, vesting, vacation entitlement and severance benefits (but not for benefit accrual under any defined benefit, retiree welfare or any other plan) to the same extent such service was recognized by the Company and its Subsidiaries under any similar Employee Benefit Plan in which such Continuing Employee participated immediately prior to the Effective Time; provided, that the foregoing shall not apply to the extent it would result in any duplication of benefits for the same period of service.

(c) With respect to matters described in this Section 6.8, the Company shall consult with Parent (and consider in good faith the advice of Parent) prior to sending any written notices or other communication materials (including any postings to any website) to its employees or former employees of the Company or any of its Subsidiaries. Prior to the Effective Time, the Company shall provide Parent with reasonable access to such employees or former employees for purposes of Parent’s providing notices or other communication materials regarding Parent compensation and benefit plans and the matters described in this Section 6.8.

(d) The Company and each of its Subsidiaries shall, after the date hereof and prior to the Effective Time, (i) provide any and all notices to, (ii) make any and all filings or registrations with, and (iii) obtain any and all consents or approvals of, any labor organization, works council or any similar entity, council or organization, required to be made or obtained in connection with this Agreement or the consummation of the transactions contemplated hereby.

(e) Following the Closing Date, Parent shall establish a retention plan and shall take such other actions as are set forth on Section 6.8(e) of the Company Disclosure Letter.

(f) This Section 6.8 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 6.8, expressed or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 6.8. Without limiting the foregoing, no provision of this Section 6.8 will create any third party beneficiary rights in any current or former employee, director or consultant of the Company or any of its Subsidiaries in respect of continued employment (or resumed employment) or any other matter. Nothing in this Agreement shall be deemed to amend or modify any compensation or benefit plan, policy, agreement or arrangement sponsored or maintained by Parent, the Company or any of their respective Subsidiaries or Affiliates.

Section 6.9 Takeover Laws. Each party and its Board of Directors shall (a) use reasonable best efforts to ensure that no state “fair price,” “business combination” or “control share acquisition” Law (including the restrictions on “business combinations” set forth in Section 203 of the DGCL) or similar Law is or becomes applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement, including the receipt of Merger Consideration by the stockholders of the Company and (b) if any state takeover Law or similar Law becomes applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement, use reasonable best efforts take such actions as are necessary so that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Law on this Agreement, the Merger and the other transactions contemplated by this Agreement.

Section 6.10 Certain Tax Matters. During the period from the date of this Agreement to the Effective Time, the Company shall promptly notify Parent of any material Action that is initiated, scheduled or pending against or with respect to it or any of its Subsidiaries in respect of any Tax.

Section 6.11 Consultation on Certain Matters. After the date hereof and prior to the Effective Time, Parent and the Company shall establish a mechanism, subject to applicable Law, reasonably acceptable to both parties by which the parties will confer regarding the general status of the ongoing operations of the Company and its Subsidiaries, including as such relates to the compliance by the Company and its Subsidiaries with the covenants set forth in Section 5.1, and communicate and consult with specific persons to be identified by each party to the

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other with respect to the foregoing. Nothing in this Section 6.11 or elsewhere in this Agreement shall give Parent, directly or indirectly, the right to control or direct the operations of the Company or its Subsidiaries prior to the Effective Time.

Section 6.12 Certain Indebtedness. Prior to the Closing, the Company shall, and shall cause its Subsidiaries to, take such actions (which shall be contingent on, and effective as of, the Closing) as may be reasonably requested by Parent in order to facilitate the prepayment of any outstanding indebtedness for borrowed money of the Company or any of its Subsidiaries immediately after the consummation of the transactions contemplated by this Agreement (including giving any required notices of prepayment and obtaining customary pay-off letters) and to minimize any costs associated with such prepayment (including any prepayment penalties, breakage and other similar costs). As soon as reasonably practicable following the Closing and to the extent permissible under the Credit Agreement, Parent shall, or shall cause the Surviving Corporation to, repay all outstanding indebtedness set forth on Section 6.12 of the Company Disclosure Letter, to the extent that such amounts have not already been satisfied at or prior to the Closing.

Section 6.13 Affiliate Transactions. Prior to the Effective Time, the Company shall take all actions necessary to terminate, and shall cause to be terminated, each Affiliate Transaction, except for (i) the Affiliate Transactions listed in Section 6.13 of the Company Disclosure Letter and (ii) any Affiliate Transactions that will automatically terminate in accordance with their terms upon consummation of the Merger, in each case without any further liability or obligation of the Company or the Surviving Corporation and, in connection therewith, the Company (or its applicable Subsidiary) shall use reasonable best efforts to obtain from the other party or parties to each such Affiliate Transaction a release in favor of the Company and its Affiliates from any and all liabilities or obligations arising out of such Affiliate Transaction.

Section 6.14 Termination of Trading and Deregistration. Immediately prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws to cause the trading in Company Common Stock on the OTC Bulletin Board to be terminated, and to enable the deregistration of the Company Common Stock under the Exchange Act, in each case as promptly as practicable after the Effective Time.

Section 6.15 Updated Information. Prior to the Closing, each party shall give written notice to the other party of the occurrence, or failure to occur, after the date of this Agreement, of any fact or event that has caused or would be reasonably likely to cause (a) a material breach of any representation or warranty of such party contained in this Agreement or (b) a material breach or failure by such party to perform any of its obligations set forth in this Agreement that would give rise to the failure of any of the conditions set forth in Article VII of this Agreement to be satisfied; provided that no such notification (or failure to notify) shall affect the representations and warranties of the Company contained in Article III or the conditions to the obligations of Parent or Sub hereunder.

Section 6.16 Intellectual Property Matters. Prior to the Closing, the Company shall use commercially reasonable efforts to take or cause to be taken the actions listed in Section 6.16 of the Company Disclosure Letter.

ARTICLE VII

CONDITIONS PRECEDENT

Section 7.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party hereto to effect the Merger shall be subject to the satisfaction or (to the extent permitted by applicable Law) waiver at or prior to the Closing of the following conditions:

(a) Company Stockholder Approval. The Company Stockholder Approval shall have been obtained and, if obtained by Stockholder Written Consent, the Information Statement shall have been cleared by the SEC

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and shall have been sent to stockholders of the Company (in accordance with Regulation 14C of the Exchange Act) at least 20 days prior to the Effective Time.

(b) No Injunctions or Restraints. No Governmental Entity of competent jurisdiction shall have enacted or issued any Law or issued or granted any Order that is in effect and has the effect of making the consummation of the Merger illegal, prohibiting or otherwise preventing the consummation of the Merger or imposing a Materially Burdensome Condition.

(c) Antitrust Laws. All applicable waiting periods under the HSR Act with respect to the transactions contemplated by this Agreement shall have expired or been terminated.

Section 7.2 Conditions to Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger are further subject to the satisfaction or (to the extent permitted by applicable Law) waiver by Parent and Sub at or prior to the Closing of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company contained in Sections 3.1(a), 3.2, 3.3, 3.6, 3.24 and 3.25 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except (x) for changes expressly permitted by the terms of this Agreement and (y) to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date) and (ii) all other representations and warranties of the Company contained in this Agreement shall be true and correct (without giving effect to any qualifications or limitations as to materiality or Company Material Adverse Effect set forth therein) as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except (x) for changes expressly permitted by the terms of this Agreement and (y) to the extent such representations and warranties expressly relate to a specified date, in which case as of such specified date), except, in the case of this clause (ii), for such failures of such representations and warranties to be true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

(b) Performance of Obligations of the Company. The Company shall have performed, or complied with, in all material respects all obligations required to be performed by or complied with by it under this Agreement at or prior to the Closing, and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

(c) No Company Material Adverse Effect. Since the date of this Agreement, there shall not have occurred and be continuing a Company Material Adverse Effect.

(d) FIRPTA Certificate. The Company shall have delivered to Parent a statement, meeting the requirements of Treasury Regulations Sections 1.897-2(h) and 1.1445-2(c)(3), certifying that an interest in the Company is not a “U.S. real property interest”.

(e) Governmental Consents. All Consents of Governmental Entities required to be obtained by the Company to consummate the Merger and the other transactions contemplated by this Agreement (other than filings pursuant to the HSR Act and any Consents from a Governmental Entity required under any other Antitrust Laws) shall have been obtained.

(f) Dissenting Shares. The aggregate number of shares of Company Common Stock for which appraisal rights have been properly exercised as set forth in Section 2.1(f) and not withdrawn shall not exceed, as of the time immediately prior to the Closing, 10% of the total number of shares of Company Common Stock issued and outstanding as of the date hereof.

Section 7.3 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is further subject to the satisfaction or (to the extent permitted by Law) waiver by the Company at or prior to the Closing of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Sub contained in this Agreement shall be true and correct (without giving effect to any qualifications or limitations as to

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materiality or Parent Material Adverse Effect set forth therein) as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties expressly relate to a specified date, in which case as of such specified date), except for such failures of such representations and warranties to be true and correct that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. The Company shall have received certificates signed on behalf of Parent and Sub by an executive officer of each of Parent and Sub to such effect.

(b) Performance of Obligations of Parent and Sub. Parent and Sub shall have performed, or complied with, in all material respects all obligations required to be performed by or complied with by them under this Agreement at or prior to the Closing, and the Company shall have received certificates signed on behalf of Parent and Sub by an executive officer of each of Parent and Sub to such effect.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval (except in the case of a termination pursuant to Section 8.1(e), Section 8.1(f) or Section 8.1(g), which may be invoked only prior to the respective dates specified therein):

(a) by mutual written consent of Parent and the Company;

(b) by either Parent or the Company, upon written notice to the other party:

(i) if the Merger shall not have been consummated on or before the date that is six (6) months after the date hereof (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any party whose failure to fulfill in any material respect any covenants and agreements of such party under this Agreement has been the primary cause of the failure of the Merger to be consummated on or before the Outside Date;

(ii) if (A) a Governmental Entity of competent jurisdiction that must grant a material approval of the Merger has denied approval of the Merger and such denial has become final, binding and nonappealable, or (B) any Governmental Entity of competent jurisdiction shall have issued an Order or taken any other Action permanently restraining, enjoining or otherwise prohibiting the Merger, and such Order or Action shall have become final, binding and nonappealable, provided, that the party seeking to terminate this Agreement shall have used its reasonable best efforts to have such Order or Action lifted if and to the extent required by this Agreement and shall not be in material breach of Section 6.3 or otherwise in material breach of its obligations under this Agreement; or

(iii) if the Company Stockholder Approval shall not have been obtained upon a vote taken thereon at the Company Stockholders’ Meeting duly convened therefor (or at any adjournment, continuation, recess or postponement thereof), provided, that neither Parent nor the Company may terminate this Agreement pursuant to this clause (iii) if the Stockholder Written Consent shall have been obtained in accordance with Section 6.1(a);

(c) by Parent (if Parent is not in material breach of its obligations under this Agreement), upon written notice to the Company, if the Company shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.2(a) or 7.2(b) and (ii) is not cured, or is incapable of being cured, by the Company within thirty (30) calendar days following receipt of written notice of such breach or failure to perform from Parent (or, if the Outside Date is less than thirty (30) calendar days after receipt of such written notice from Parent, is not cured, or is incapable of being cured, by the Company by the Outside Date);

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(d) by the Company (if the Company is not in material breach of its obligations under this Agreement), upon written notice to Parent, if Parent or Sub shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.3(a) or 7.3(b) and (ii) is not cured, or is incapable of being cured, by Parent within thirty (30) calendar days following receipt of written notice of such breach or failure to perform from the Company (or, if the Outside Date is less than thirty (30) calendar days after receipt of such written notice from the Company, is not cured, or is incapable of being cured, by Parent by the Outside Date); provided, however, in the event that all conditions to the Closing set forth in Article VII are satisfied or (to the extent permitted by applicable Law and this Agreement) waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by applicable Law and this Agreement) waiver of those conditions) and Parent fails to comply with its obligations pursuant to Section 1.2 and Section 2.2(a), then the Company may terminate this Agreement if such breach is not cured, or is incapable of being cured, by Parent within five (5) calendar days following receipt of written notice of such breach or failure to perform from the Company (or, if the Outside Date is less than five (5) calendar days after receipt of such written notice from the Company, is not cured, or is incapable of being cured, by Parent by the Outside Date);

(e) by the Company, upon written notice to Parent, prior to 11:59 p.m. New York City time on the Written Consent End Date or the Stockholder Approval Date, as applicable, in the event that (i) the Company shall have received a Superior Proposal and shall have notified Parent in writing of such Superior Proposal prior to 11:59 p.m. New York City time on the date that is thirty (30) calendar days after the date hereof, including a summary of the material terms and conditions of such Superior Proposal (a “Superior Proposal Notice”) and a copy of the substantially final form of any related agreements, and (ii) following delivery by the Company to Parent of such Superior Proposal Notice, (A) (1) if requested by Parent, the Company shall have made its Representatives available to discuss and negotiate in good faith with Parent’s Representatives any proposed modifications to the terms and conditions of this Agreement intended by Parent to cause such Superior Proposal to no longer constitute a Superior Proposal, during the period of three (3) Business Days immediately following delivery by the Company to Parent of such Superior Proposal Notice (the “Superior Proposal Notice Period”); provided, that, if Parent shall have delivered to the Company during such Superior Proposal Notice Period a written proposal capable of being accepted by the Company to alter the terms or conditions of this Agreement (the “Parent Matching Proposal”), the Board of Directors of the Company shall be entitled to analyze and review such Parent Matching Proposal for one (1) Business Day immediately following receipt of such proposal (the “Superior Proposal Analysis Period”); and provided, further, that, in the event that, after delivery of a Superior Proposal Notice related to a Superior Proposal, there has been a material change or revision to the terms of such Superior Proposal, (i) the Company shall notify Parent of such material change or revision within 24 hours following such change or revision, and (ii) in connection with such material change or revision the then current Superior Proposal Notice Period shall be extended such that at least two (2) Business Days remains in such Superior Proposal Notice Period subsequent to the time the Company so notifies Parent of any such material change or revision, and (2) the Board of Directors of the Company shall have determined in good faith (after consultation with its financial advisors, including at least one Qualified Financial Advisor, and outside legal counsel), after considering the terms of such Parent Matching Proposal, that such third-party Superior Proposal would continue to constitute a Superior Proposal if the modifications proposed by Parent were given effect, or (B) Parent shall have notified the Company that it has elected not to negotiate with the Company with respect to any modifications to the terms and conditions of this Agreement and/or not to deliver a Parent Matching Proposal; provided, that, substantially concurrently with the termination of this Agreement, the Company pays Parent the Company Termination Fee payable to Parent pursuant to Section 8.3(b);

(f) by Parent, upon written notice to the Company, prior to the Written Consent Date or the Stockholder Approval Date, as applicable, in the event that (i) a Company Adverse Recommendation Change has been effected pursuant to Section 5.3(b) or (ii) a Takeover Proposal (whether or not a Superior Proposal) is made by a Person unaffiliated with Parent and (A) in the case of a Takeover Proposal that is a tender or exchange offer, the Board of Directors of the Company shall not have filed with the SEC, on or before the date that is ten (10) Business Days after the public announcement of the commencement of such Takeover Proposal, a Schedule 14D-9 pursuant to

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Rule 14e-2 and Rule 14d-9 under the Exchange Act recommending that the stockholders of the Company reject such Takeover Proposal and not tender any shares of Company Common Stock into such tender or exchange offer, or (B) in the case of any other Takeover Proposal, within ten (10) Business Days of a written request by Parent following the public announcement of the commencement of such Takeover Proposal, the Board of Directors of the Company shall not have publicly reaffirmed the Company Board Recommendation; or

(g) by Parent, upon written notice to the Company, in the event of a Written Consent Failure; provided that if Parent has not terminated this Agreement pursuant to this Section 8.1(g) within five (5) Business Days following the date on which the Written Consent Failure occurs (the “Written Consent Failure Termination Period”), Parent shall no longer have the right to terminate this Agreement pursuant to this Section 8.1(g).

Section 8.2 Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent or the Company under this Agreement, other than Section 6.2(b), this Section 8.2, Section 8.3 and Article IX, which provisions shall survive such termination indefinitely; provided, however, that no such termination shall relieve any party hereto from any liability or damages incurred or suffered by another party, to the extent such liabilities or damages were the result of fraud or the willful and material breach by such first party of any of its covenants or other agreements set forth in this Agreement. For purposes of this Agreement, “willful and material breach” shall mean a deliberate act or a deliberate failure to act, which act or failure to act constitutes in and of itself a material breach of this Agreement, regardless of whether breaching was the conscious object of the act or failure to act.

Section 8.3 Fees and Expenses.

(a) Except as expressly provided otherwise in this Agreement, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

(b) In the event that this Agreement is terminated by Parent pursuant to Section 8.1(f) or by the Company pursuant to Section 8.1(e), then the Company shall pay Parent the Company Termination Fee (i) on the second Business Day following the date of such termination of this Agreement (in the case of termination by Parent pursuant to Section 8.1(f)) or (ii) substantially concurrently with such termination (in the case of termination by the Company pursuant to Section 8.1(e)).

(c) In the event that (i) this Agreement is terminated (A) pursuant to Section 8.1(b)(iii) and, at any time before the date of the Company Stockholders’ Meeting, or (B) pursuant to Section 8.1(c) and, at any time after the date of this Agreement but before the date of such termination, in the case of a termination described in each of clauses (A) or (B) above, as applicable, a bona fide Takeover Proposal shall have been publicly announced or made known to the stockholders of the Company and, in the case of a termination described in clause (A) above, shall not have been withdrawn as of the date of the Company Stockholders’ Meeting, and (ii) within twelve (12) months of such termination, the Company enters into, publicly approves or submits to its stockholders for approval, an agreement with respect to a Takeover Proposal, or a Takeover Proposal is consummated (which, in each case, need not be the same Takeover Proposal as the Takeover Proposal described in clause (i) above), then the Company shall pay to Parent the Company Termination Fee within two (2) Business Days of the date of the consummation of any Takeover Proposal described in clause (ii) above; provided, however, that for purposes of this Section 8.3(c), references to “20%” in the definition of “Takeover Proposal” shall be replaced by references to “50%.”

(d) The Company and Parent acknowledge and agree that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails promptly to pay any amount due pursuant to this Section 8.3 and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for any amount due pursuant to this Section 8.3, the Company shall pay to Parent its costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amount due pursuant to this Section 8.3 from the date such payment was required to be made

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until the date of payment at the prime lending rate as published in The Wall Street Journal in effect on the date such payment was required to be made. All payments under this Section 8.3 shall be made by wire transfer of immediately available funds to an account designated in writing by Parent.

(e) The parties hereto acknowledge and hereby agree that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion, whether or not the Company Termination Fee may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

Section 8.4 Amendment. This Agreement may be amended by the parties hereto at any time before or after receipt of the Company Stockholder Approval; provided, however, that (i) after such Company Stockholder Approval has been obtained, there shall be made no amendment that by applicable Law requires further approval by the stockholders of the Company without such approval having been obtained, (ii) no amendment shall be made to this Agreement (including Section 6.4) after the Effective Time and (iii) except as provided by applicable Law, no amendment of this Agreement shall require the approval of the stockholders of either Parent or the Company. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 8.5 Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) to the extent permitted by applicable Law, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) to the extent permitted by applicable Law, waive compliance with any of the agreements or conditions contained herein. Except as provided by applicable Law, no waiver under this Agreement shall require the approval of the stockholders of either Parent or the Company. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

Section 8.6 Procedure for Termination or Amendment. Any termination of this Agreement pursuant to Section 8.1 or any amendment or waiver of this Agreement pursuant to Section 8.4 or Section 8.5 shall, in order to be effective, in the case of Parent, be executed and delivered by a duly authorized officer of Parent, in the case of Sub, be executed and delivered by a duly authorized officer of Sub and, in the case of the Company, shall require action by its Board of Directors. Termination of this Agreement prior to the Effective Time shall not require the approval of the stockholders of either the Company or Parent.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1 Non-Survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

Section 9.2 Notices. Except for notices that are specifically permitted by the terms of this Agreement to be delivered orally, all notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given personally, by facsimile (which is confirmed) or other electronic image scan transmission or

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sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to Parent or Sub, to:

Verizon Communications Inc.
One Verizon Way
Basking Ridge, NJ 07920-1097
Fax: 908-766-3813
Attention:	William L. Horton, Jr., Esq.
Senior Vice President and Deputy General Counsel

with a copy to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Fax: 212-909-6836
Attention:	Jeffrey R. Rosen
William D. Regner

if to the Company, to:

HUGHES Telematics, Inc.
2002 Summit Boulevard
Atlanta, Georgia 303019
Fax: 404-573-5824
Attention: General Counsel

with copies to:

Nelson Mullins Riley & Scarborough LLP
Atlantic Station
201 17th Street NW, Suite 1700
Atlanta, Georgia 30363
Fax: 404-322-6050
Attention: Jeffrey A. Allred

and

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Fax: 917-777-2587
Attention: Jeffrey A. Brill

and

Skadden, Arps, Slate, Meagher & Flom LLP
One Rodney Square
P.O. Box 636
Wilmington, Delaware 19899
Fax: 302-651-3001
Attention: Robert B. Pincus

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Notices shall be deemed given upon receipt.

Section 9.3 Definitions. For purposes of this Agreement:

“Action” means any action, suit, hearing, arbitration proceeding, administrative or regulatory proceeding, mediation, citation, summons, subpoena, demand, audit, inquiry or investigation of any nature (civil, criminal, regulatory or otherwise), in law or in equity.

“Affiliate” of any Person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For the purposes of this definition, “control” means, as to any Person, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The term “controlled” shall have a correlative meaning.

“Antitrust Law” means the Sherman Antitrust Act of 1890, as amended, the Clayton Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Business” means the business of the Company and its Subsidiaries, as it is now being conducted and is currently planned to be conducted.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banking institutions are required or authorized by law to be closed in New York, New York, and shall consist of the time period from 12:00 a.m. (New York City time) through 11:59 p.m. (New York City time).

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, or any successor statute, and regulations thereto.

“Company Material Adverse Effect” means any fact, circumstance, change or effect that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect on (a) the ability of the Company to perform its material obligations under this Agreement or to consummate the transactions contemplated hereby or (b) the financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, in the case of clause (b), that no facts, circumstances, changes or effects, individually or in the aggregate resulting from, relating to or arising out of the following shall be deemed by themselves to be or constitute a Company Material Adverse Effect: (i) conditions (or changes in such conditions) in the industry in which the Company and its Subsidiaries conduct business, to the extent that they do not disproportionately affect the Company and its Subsidiaries, taken as a whole, relative to other participants in such industry, (ii) the effect of any change in the United States or foreign economies, capital markets or political conditions in general, to the extent that it does not disproportionately affect the Company and its Subsidiaries taken as a whole, relative to other participants in the industry in which the Company and its Subsidiaries conduct business, (iii) the commencement, continuation or escalation of a war (whether or not declared), armed hostilities or terrorism or any weather conditions or natural disaster, that does not disproportionately affect the Company and its Subsidiaries, taken as a whole, relative to other participants in the industry in which the Company and its Subsidiaries conduct business, (iv) changes in Laws or interpretations thereof applicable to the industry in which the Company and its Subsidiaries conduct business or GAAP or interpretations thereof, (v) any action by any party to this Agreement that is required or contemplated by this Agreement or taken at the written request of, or with the written consent of, Parent or Sub, (vi) the execution or public announcement of this Agreement, (vii) the failure, in and of itself, of the Company to meet any published or internally prepared estimates of revenues, earnings or other financial projections, performance measures or operating statistics, but not including any underlying causes of such failure, and (viii) any decline in the trading price of the Company’s Equity Securities, in and of itself, but not including any underlying causes of such decline.

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“Company Stock Plans” means the HUGHES Telematics, Inc. 2006 Stock Incentive Plan and the HUGHES Telematics, Inc. 2009 Equity and Incentive Plan and any other Contract pursuant to which options, stock appreciation rights, restricted shares, restricted stock units, deferred equity units, awards based on the value of Company Common Stock or other equity-based awards with respect to shares of Company Common Stock are issued and outstanding.

“Company Termination Fee” means an amount equal to $21,385,000.

“Company Warrants” means any outstanding warrants to purchase Company Common Stock.

“Consent” means any consent, waiver, approval, authorization, filing, registration or notification, whether by, with or to any Governmental Entity or any other Person.

“Contract” means any contract, agreement, obligation, indenture, note, bond, lease, sublease, mortgage, license, sublicense, commitment or other legally binding arrangement (whether written or oral).

“Credit Agreement” means the Amended and Restated Credit Agreement, dated as of April 9, 2008, among the Company, Morgan Stanley Senior Funding, Inc., as Administrative Agent (as defined therein), Morgan Stanley & Co. Incorporated, as Collateral Agent (as defined therein), and the Lenders (as defined therein) party thereto from time to time, as amended.

“Earnout Options” means, collectively, (i) the Polaris Earnout Options and (ii) any other Company Options granted and outstanding under any Company Stock Plan that are subject to the same market vesting conditions as those set forth in the Polaris Merger Agreement with respect to the Polaris Earnout Options.

“Earnout Shares” means the Escrowed Shares, as defined in the Escrow Agreement.

“Employee Benefit Plan” means each written or oral employee benefit plan, scheme, program, policy, arrangement and contract (including any “employee benefit plan,” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, and any bonus, deferred compensation, stock bonus, stock purchase, restricted stock, stock option or other equity-based arrangement, and any employment, termination, vacation, fringe benefit, retention, bonus, incentive, change in control or severance plan, program, policy, arrangement or contract) for the benefit of any current or former officer, employee or director of the Company or any of its Subsidiaries or any beneficiary or dependent thereof that is sponsored, maintained, contributed to or obligated to contributed to by the Company, any of its Subsidiaries or any of its ERISA Affiliates, or with respect to which any of them could incur liability under the Code or ERISA or any similar non-U.S. Law, but shall exclude Multiemployer Plans.

“Environmental Laws” means federal, state, local and foreign Laws relating to Hazardous Materials and the protection of the environment or human health as it relates to exposure to Hazardous Materials.

“Equity Securities” means any capital stock, limited liability company interest, limited partnership interest, statutory trust interest or other equity or voting interest or any security, warrant or evidence of indebtedness convertible into or exchangeable for, or any right, warrant or option to acquire, any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means, with respect to any Person, any trade or business, whether or not incorporated, which, together with such Person, is treated as a single employer under Section 414 of the Code.

“Escrow Agreement” means the Escrow Agreement, dated as of March 31, 2009, by and among Polaris Acquisition Corp., Communications Investors LLC, Trivergance, LLC and Continental Stock Transfer & Trust Company, as amended.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder).

“Government Contract” means any Contract to which the Company or any of its Subsidiaries is a party, or by which any of them is bound, and to which an ultimate contracting party is a Governmental Entity (including any subcontract with a prime contractor or other subcontractor who is a party to any such Contract).

“Government Official” means any (i) officer or employee of a Governmental Entity or instrumentality thereof (including any state-owned or controlled enterprise), or of a public international organization, (ii) political party or official thereof or any candidate for any political office or (iii) any Person acting for or on behalf of any such Governmental Entity or instrumentality thereof.

“Governmental Entity” means, in any jurisdiction, any (i) federal, state, local, foreign or international government, (ii) court, arbitral or other tribunal, (iii) governmental or quasi-governmental authority of any nature (including any political subdivision, instrumentality, branch, department, official or entity), or (iv) agency, commission, authority or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

“Hazardous Material” means all substances or materials regulated as hazardous, toxic, explosive, dangerous, flammable or radioactive under any Environmental Law, including (i) petroleum, petroleum products and by-products, asbestos and asbestos-containing materials, urea formaldehyde foam insulation, medical or infectious wastes, polychlorinated biphenyls, radon gas, radioactive substances, chlorofluorocarbons and all other ozone-depleting substances and (ii) any other chemical, material, substance, waste, pollutant, or contaminant that is regulated as a hazardous substance, contaminant, pollutant or similar type of substance pursuant to any Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Intellectual Property” means all trademarks, service marks, trade names, trade dress, including all goodwill associated with any of the foregoing, domain names, copyrights, copyrightable works, rights in Software, Internet website content, mask works and other semiconductor chip rights, including all registrations and applications to register or renew the registration of any of the foregoing, patents and patent applications, including all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof, rights in Trade Secrets and all other intellectual property rights in and to any of the foregoing in any jurisdiction throughout the world.

“IT Systems” means the hardware, Software, network and telecommunications equipment and Internet-related information technology infrastructure owned, leased or licensed by or to the Company or any of its Subsidiaries and used by the Company or any or its Subsidiaries in the Business.

“knowledge” means, with respect to any matter in question, the actual knowledge of (i) with respect to the Company, those individuals listed in Section 9.3 of the Company Disclosure Letter, and (ii) with respect to Parent, those individuals listed in Section 9.3 of the Parent Disclosure Letter.

“Law” and “Laws” means all laws, principles of common law, statutes, constitutions, treaties, rules, regulations, ordinances, codes, rulings, Orders, licenses and determinations of all Governmental Entities.

“Liability” means any and all claims, debts, liabilities, obligations and commitments of whatever nature, whether known or unknown, asserted or unasserted, fixed, absolute or contingent, matured or unmatured, accrued or unaccrued, liquidated or unliquidated or due or to become due, and whenever or however arising (including those arising out of any Contract or tort, whether based on negligence, strict liability or otherwise).

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“Lien” means any charge, “adverse claim” (as defined in Section 8-102(a)(1) of the Uniform Commercial Code) or other claim, condition, equitable interest, lien, encumbrance, option, proxy, pledge, security interest, mortgage, right of first refusal, right of first offer, retention of title agreement, defect of title or restriction of any kind or nature, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership. For the avoidance of doubt, the foregoing shall not include licenses of or other grants of rights to use Intellectual Property.

“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.

“Non-Earnout Option” means each Company Option, whether or not vested at the Effective Time, other than any Earnout Option.

“Non-Earnout Option Consideration” means, with respect to any Non-Earnout Option, an amount of cash (rounded to the nearest cent), without interest, equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price per share of such Non-Earnout Option, multiplied by (y) the number of shares of Company Common Stock that may be purchased pursuant to such Non-Earnout Option.

“NWF” means Networkfleet, Inc., a wholly owned subsidiary of the Company.

“Order” means any decision, stipulation, injunction, judgment, order, ruling, writ, decree, verdict or determination (whether temporary, preliminary or permanent) entered, issued, made or rendered by any court or other Governmental Entity.

“Organizational Documents” means, with respect to any Person, its certificate or articles of incorporation, its by-laws, its memorandum and articles of association, its limited liability company agreement or operating agreement, its certificate of formation, its partnership or limited partnership agreement or other documentation governing the organization or formation of such Person, but not any shareholder, registration rights, subscription or other Contract to which such Person may become a party after its formation or organization.

“Owned Intellectual Property” means all Intellectual Property owned by the Company or any of its Subsidiaries.

“Parent Material Adverse Effect” means any fact, circumstance, change or effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the ability of Parent to perform its material obligations under this Agreement or to consummate the transactions contemplated hereby.

“Permits” means all Consents, licenses, permits, certificates, variances, exemptions, franchises and other approvals issued, granted, given, required or otherwise made available by any Governmental Entity.

“Permitted Liens” means any (i) Liens for Taxes not yet due or payable or which are being contested in good faith by appropriate proceedings, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar liens incurred in the ordinary course of business, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, (iv) easements, covenants, rights-of-way, restrictions and other similar encumbrances affecting any Company Leased Premises that do not materially detract from the value of the property subject thereto, or restrict or interfere with the development of the property or its continued use in the Business, (v) statutory landlords’ Liens and Liens granted to landlords under any lease, (vi) purchase money security interests, (vii) intercompany Liens by and among the Company and any of its Subsidiaries, (viii) Liens securing rental payments under any capital leases, (ix) Liens expressly reflected in the Company Financial Statements (or the notes thereto) and (x) other Liens that, individually or in the aggregate, do not materially impair, and would not reasonably be expected to materially impair, the value or the continued use and operation of the assets to which they relate.

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“Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity or a Governmental Entity.

“Polaris Earnout Options” means the Company Options designated as “Earnout Options” pursuant to Section 2.6(g) of the Polaris Merger Agreement.

“Polaris Merger Agreement” means the Second Amended and Restated Agreement and Plan of Merger, dated as of March 12, 2009, by and between Polaris Acquisition Corp. and Hughes Telematics, Inc.

“Release” means any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migrating into or through the environment.

“Representatives” means, with respect to any Person, such Person’s Affiliates and its and their respective directors, managers, officers, employees, agents and other representatives, including any investment bankers, financial advisors, attorneys, accountants or other advisors.

“Software” means all computer software, including application software, system software and firmware, including all source code and object code versions thereof, in any and all forms and media.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, trust or other entity (i) of which securities or other ownership interests representing more than 50% of the equity and more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of the date of determination, owned by such Person or one or more Subsidiaries of such Person, or (ii) that is a variable interest entity in which such Person is the primary beneficiary, as determined in accordance with GAAP.

“Taxes” or “Tax” means all federal, national, state, province, local and foreign taxes, charges, duties, fees, levies or other assessments, including income, excise, property, sales, use, gross receipts, recording, insurance, value addeds, profits, license, withholding, payroll, employment, capital stock, customs duties, net worth, windfall profits, capital gains, transfer, registration, estimated, stamp, social security, environmental, occupation, franchise or other taxes of any kind whatsoever, imposed by any Governmental Entity, and all interest, additions to tax, penalties and other similar amounts imposed thereon.

“Tax Returns” means any return, report, estimate, declaration of estimated tax, claim for refund, information statement or return relating to, or required to be filed in connection with, any Taxes.

“Trade Secrets” means all trade secrets and all other confidential or proprietary information, inventions, processes, designs, formulae, algorithms, know-how, research and development, data, databases, Software architectures and customer lists.

“Virus” means malicious code, whether or not capable of replication or attachment to disks or other files, that is capable of performing an illicit activity or replicating itself on a computer or network of computers and thereby damaging other computer programs or data located on such computer or network or otherwise causing any computer data, memory or related hardware to become, without specific user instructions, erased, altered or unusable. The term shall include viruses, Trojan horses, time bombs, worms or similar malicious software, programs or files.

“Written Consent End Date” means 11:59 p.m. New York City time on the date that is thirty (30) calendar days after the date hereof; provided, that, in the event that (i) the Company has delivered to Parent a Recommendation Change Notice pursuant to Section 5.3(c) or a Superior Proposal Notice pursuant to Section 8.1(e) in connection with a Superior Proposal on a date that is less than five (5) Business Days prior to such date (provided, that such notice shall be delivered by the Company promptly after the applicable

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determination is made by the Board of Directors of the Company) and (ii) following delivery by the Company to Parent of such Recommendation Change Notice or such Superior Proposal Notice, as the case may be, Parent has requested that the Company make its Representatives available to discuss and negotiate in good faith any proposed modifications to the terms and conditions of this Agreement during the Recommendation Change Notice Period or the Superior Proposal Notice Period, as applicable, then the Written Consent End Date (A) shall be extended by the duration of such Recommendation Change Notice Period or such Superior Proposal Notice Period, as applicable (in each case, as may be extended in connection with a material change or revision of such Superior Proposal; provided, however, that, in the event that a material change or revision is made to such Superior Proposal after the date that is thirty (30) calendar days after the date hereof, such Recommendation Change Notice Period or Superior Proposal Notice Period, as applicable, shall not include any extension thereof in connection with such material change or revision), and (B) shall be further extended (x) if Parent has delivered to the Company a Parent Proposal pursuant to Section 5.3(c) or a Parent Matching Proposal pursuant to Section 8.1(e), by the duration of the Analysis Period or the Superior Proposal Analysis Period, as applicable, or (y) by one (1) Business Day following (i) the expiration of the Recommendation Change Notice Period or Superior Proposal Notice Period, as applicable, if Parent has not delivered a Parent Proposal or a Parent Matching Proposal, as applicable, by the expiration of such period or (ii) the receipt of written notice from Parent, delivered within the Recommendation Change Notice Period or the Superior Proposal Notice Period, as applicable, that Parent does not intend to deliver a Parent Proposal or Parent Matching Proposal, as applicable.

Section 9.4 Interpretation. When a reference is made in this Agreement to an Article, a Section, an Exhibit or a Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. All Exhibits and Schedules annexed hereto or referred to herein, and the Company Disclosure Letter, are hereby incorporated in and made a part of this Agreement as if set forth in full herein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract, instrument or Law defined or referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Laws) by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. This Agreement is the product of negotiation by the parties having the assistance of counsel and other advisers. It is the intention of the parties that this Agreement not be construed more strictly with regard to one party than with regard to the others.

Section 9.5 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic image scan transmission).

Section 9.6 Entire Agreement; Third-Party Beneficiaries. This Agreement (including the Exhibits, the Company Disclosure Letter, the Parent Disclosure Letter and the Confidentiality Agreement) (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and (b) are not intended to and do not confer upon any Person other than the parties hereto any legal or equitable rights or remedies. Notwithstanding the foregoing

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clause (b), (i) following the Effective Time, (A) each holder of Company Common Stock shall be entitled to enforce the provisions of Article II to the extent necessary to receive the Merger Consideration to which such holder is entitled pursuant to Article II and (B) the provisions of Section 6.4 shall be enforceable by each Indemnified Party and his or her heirs and his or her representatives and (ii) the Company shall have the right on behalf of its stockholders to pursue damages in the event of Parent’s or Sub’s willful breach of this Agreement (whether or not the Agreement has been terminated pursuant to Article VIII), which rights are hereby acknowledged and agreed to by Parent and Sub. The third-party beneficiary rights referenced in clause (ii) of the preceding sentence of this Section 9.6 may be exercised only by the Company (on behalf of its stockholders or as their agent) through actions expressly approved by the Board of Directors of the Company, and no stockholder of the Company whether purporting to act in its capacity as a stockholder or purporting to assert any right (derivatively or otherwise) on behalf of the Company, shall have any right or ability to exercise or cause the exercise of any such right, and if any Action by any stockholder with respect to a breach of this Agreement is not dismissed based on pleadings, the third-party beneficiary rights contained in clause (ii) shall no longer apply.

Section 9.7 Governing Law. THIS AGREEMENT OR ANY CLAIMS ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

Section 9.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any assignment without such consent shall be null and void; provided, that Parent and Sub may assign any or all of their rights, interests and obligations under this Agreement to any direct or indirect majority owned Subsidiary of Parent, but (a) such assignment shall not relieve Parent or Sub of any of its obligations under this Agreement and (b) no such assignment shall be permitted prior to the Closing without the written consent of the Company if the assignment to such entity by Parent would cause, or would reasonably be expected to cause, (i) the Closing not to have been effected on or before the date that is sixty (60) days after the date hereof or (ii) any material Consent from any Governmental Entity to be required for such assignment or for the consummation of the transactions contemplated hereby that is not otherwise required as of the date hereof. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 9.9 Specific Enforcement; Consent to Jurisdiction.

(a) The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or, if under applicable Law exclusive jurisdiction is vested in the Federal courts, any court of the United States located in the State and County of New York without proof of actual damages or otherwise (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.

(b) In addition, each of the parties hereto (i) hereby irrevocably and unconditionally consents to submit to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and, if under applicable Law exclusive jurisdiction is vested in the Federal courts, any court of the United States located in the State and County of New York, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by

54

motion or other request for leave from any such court, and agrees not to plead or claim any objection to the laying of venue in any such court or that any judicial proceeding in any such court has been brought in an inconvenient forum, (iii) agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware or, if under applicable Law exclusive jurisdiction is vested in the Federal courts, any court of the United States located in the State and County of New York, (iv) hereby appoints CT Corporation as its agent to receive on its behalf service of copies of the summons and complaint and any other process that might be served in any such Action or proceeding, (v) consents to service of process being made by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 9.2 or to the party to be served in care of CT Corporation at the address and in the manner provided for the giving of notices in Section 9.2 and (vi) agrees that a final judgment in any Action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity. Nothing in this Section 9.9(b) shall affect the right of any party to serve legal process in any other manner permitted by law or at equity.

(c) Without limiting other means of service of process permissible under applicable Law, each of the Company and Parent hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9.2 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby.

Section 9.10 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any Action seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 9.10.

Section 9.11 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

[signature page follows]

55

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

Parent:

VERIZON COMMUNICATIONS INC.

By:	/s/ John W. Diercksen
Name:	John W. Diercksen
Title:	Executive VP-Strategy, Development and Planning

Sub:

VERIZON TELEMATICS INC.

By:	/s/ J. Goodwin Bennett
Name:	J. Goodwin Bennett
Title:	Vice President, General Counsel and Secretary

Company:

HUGHES TELEMATICS, INC.

By:	/s/ Jeffrey A. Leddy
Name:	Jeffrey A. Leddy
Title:	Chief Executive Officer

Exhibit A

Certificate of Incorporation

Exhibit A

CERTIFICATE OF INCORPORATION

OF

HUGHES TELEMATICS, INC.

FIRST: The name of the corporation is HUGHES Telematics, Inc. (the “Corporation”).

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, Delaware19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as it may be amended from time to time (the “DGCL”), or any successor law.

FOURTH: The total number of shares of capital stock that the Corporation shall have authority to issue is 1,000 shares of common stock, par value of $0.01 per share.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation and for the purpose of creating, defining and regulating the powers of the Corporation and its directors and stockholders:

(a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation.

(b) The number of directors of the Corporation shall be fixed and may be altered from time to time in the manner provided in the Bylaws of the Corporation, and vacancies in the Board of Directors of the Corporation and newly created directorships resulting from any increase in the authorized number of directors may be filled, and directors may be removed, as provided in the Bylaws.

(c) The election of directors of the Corporation may be conducted in any manner approved by the stockholders at the time when the election is held and need not be by written ballot.

(d) The Board of Directors of the Corporation is expressly authorized from time to time to adopt, alter, amend, change, add to or repeal the Bylaws of the Corporation.

(e) A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph (e) by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

(f) The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the

Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

SIXTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred upon stockholders are granted subject to this reservation.

2

Exhibit B

Form of Stockholder Written Consent

Exhibit B

HUGHES TELEMATICS, INC.

Written Consent of Stockholders

In Lieu of a Meeting

The undersigned (the “Stockholders”), being the holders of a majority of the issued and outstanding shares of capital stock of HUGHES Telematics, Inc., a Delaware corporation (the “Company”), hereby irrevocably consent in writing, pursuant to Section 228(a) and Section 251 of the General Corporation Law of the State of Delaware (the “DGCL”) and as authorized by Section 2.7 of the By-laws of the Company, to the following actions and adoption of the following resolutions by written consent in lieu of a meeting of stockholders:

WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated as of June 1, 2012 (the “Merger Agreement”), by and among the Company, Verizon Communications Inc. (“Parent”) and Verizon Telematics Inc. (“Sub”), a copy of which has been provided to the undersigned Stockholders and is attached hereto as Exhibit A (capitalized terms used herein without definition shall have the respective meaning ascribed to them in the Merger Agreement);

WHEREAS, pursuant to the Merger Agreement, Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) (A) each share of common stock of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (x) shares of Company Common Stock that are directly owned by the Company, Parent or any of their direct or indirect wholly owned Subsidiaries, (y) the Earnout Shares and (z) any Dissenting Shares) will be converted into the right to receive $12.00 in cash, without interest (the “Merger Consideration”), and (B) each Earnout Share issued and outstanding immediately prior to the Effective Time will automatically be canceled in accordance with the applicable provisions of the Escrow Agreement, and no consideration will be paid in exchange therefor, all upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) each outstanding Company Warrant will be canceled and converted into a right to receive an amount of cash, without interest, equal to the Warrant Consideration, and (iii) (A) each outstanding Non-Earnout Option will be canceled and converted into a right to receive an amount of cash, without interest, equal to the Non-Earnout Option Consideration, net of all applicable withholdings, which will be paid, (x) in the case of outstanding Non-Earnout Options that are vested and exercisable as of the Effective Time, within ten Business Days following the Closing Date, and (y) in the case of outstanding Non-Earnout Options that are unvested as of the Effective Time, on the earliest of (1) December 31, 2012, (2) the last payroll date of Parent in the 2012 calendar year and (3) the payroll date of Parent next following the date on which such Non-Earnout Option would have become vested (subject to certain conditions set forth in the Merger Agreement), and (B) each outstanding Earnout Option will automatically be canceled, and no consideration will be paid in exchange therefor;

WHEREAS, the special committee of the Board of Directors of the Company, consisting of independent, disinterested directors of the Company formed for the purpose of, among other things, evaluating, negotiating and making a recommendation to the Board of Directors of the Company with respect to the transactions contemplated by the Merger Agreement (the “Special Committee”), has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby and (ii) recommended to the Board of Directors of the Company that it approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Special Committee Recommendation”);

WHEREAS, the Special Committee has received the opinion of Moelis & Company LLC, dated May 31, 2012, addressed to the Special Committee and the Board of Directors of the Company, to the effect that, as of such date, the Merger Consideration to be received by holders of the Company Common Stock (other than (a) Apollo Global Management, LLC including its officers and affiliates who are holders of Company Common Stock and (b) holders of Earnout Shares (with respect to such Earnout Shares), in each case, with respect to which no view or opinion has been expressed) pursuant to the terms and subject to the conditions set forth in the Merger Agreement is fair, from a financial point of view to such holders;

WHEREAS, the Board of Directors of the Company, by unanimous vote of all of the directors, acting upon the Special Committee Recommendation, has (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and to consummate the transactions contemplated thereby, including the Merger, (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, and (iii) subject to Section 5.2 of the Merger Agreement, resolved to recommend the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger, by the holders of the shares of the Company Common Stock, upon the terms and subject to the conditions set forth therein;

WHEREAS, the affirmative vote in favor of the adoption of the Merger Agreement by a majority of the votes entitled to be cast thereon by the stockholders of the Company is required pursuant to Section 251 of the DGCL; and

WHEREAS, pursuant to the Merger Agreement and in accordance with Section 251(d) of the DGCL, the Board of Directors of the Company has the power to terminate the Merger Agreement under certain circumstances after the Company Stockholder Approval is obtained by this written consent, upon the terms and subject to the conditions set forth in the Merger Agreement;

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED, that the Merger Agreement and the transactions contemplated thereby, including the Merger, are hereby adopted and approved in all respects, and that each of the undersigned Stockholders hereby votes all of the shares of capital stock of the Company held by such Stockholder and entitled to vote thereon in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger; provided, however, that this written consent shall be of no further force or effect following any termination of the Merger Agreement in accordance with its terms (including, without limitation, pursuant to Section 8.1(e) thereof);

FURTHER RESOLVED, that each of the undersigned Stockholders hereby waives any and all irregularities of notice, with respect to the time and place of meeting, and consents to the transaction of all business represented by this written consent; and

FURTHER RESOLVED, that this written consent may be executed in two or more counterparts, each of which when so executed shall be an original, and all such counterparts shall together constitute one and the same instrument, and signatures to this written consent transmitted by facsimile or PDF copy shall be deemed original signatures for all purposes, and such execution and transmission shall be considered valid, binding and effective for all purposes.

This written consent shall be filed with the minutes of the meetings of the stockholders of the Company and shall be treated for all purposes as action taken at a meeting.

[signature pages follow]

2

IN WITNESS WHEREOF, each of the undersigned Stockholders has executed this written consent effective as of the date stated by the undersigned across from its name.

Date: June , 2012	APOLLO MANAGEMENT V, L.P.

	By:	AIF V Management, LLC,
its general partner

By:
Name:
Title:

Date: June , 2012	COMMUNICATIONS INVESTORS LLC

	By:	Apollo Management V, L.P.,
its manager

	By:	AIF V Management, LLC,
its general partner

By:
Name:
Title:

Date: June , 2012	PLASE HT, LLC

	By:	Apollo Investment Fund V (PLASE), L.P.,
its management company

	By:	Apollo Advisors V, L.P.,
its general partner

	By:	Apollo Capital Management V, Inc.,
its general partner

By:
Name:
Title:

[Signature Page to Stockholders Written Consent]

Exhibit A - Merger Agreement

ANNEX B

HUGHES TELEMATICS, INC.

Written Consent of Stockholders

In Lieu of a Meeting

The undersigned (the “Stockholders”), being the holders of a majority of the issued and outstanding shares of capital stock of HUGHES Telematics, Inc., a Delaware corporation (the “Company”), hereby irrevocably consent in writing, pursuant to Section 228(a) and Section 251 of the General Corporation Law of the State of Delaware (the “DGCL”) and as authorized by Section 2.7 of the By-laws of the Company, to the following actions and adoption of the following resolutions by written consent in lieu of a meeting of stockholders:

WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated as of June 1, 2012 (the “Merger Agreement”), by and among the Company, Verizon Communications Inc. (“Parent”) and Verizon Telematics Inc. (“Sub”), a copy of which has been provided to the undersigned Stockholders and is attached hereto as Exhibit A (capitalized terms used herein without definition shall have the respective meaning ascribed to them in the Merger Agreement);

WHEREAS, pursuant to the Merger Agreement, Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) (A) each share of common stock of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (x) shares of Company Common Stock that are directly owned by the Company, Parent or any of their direct or indirect wholly owned Subsidiaries, (y) the Earnout Shares and (z) any Dissenting Shares) will be converted into the right to receive $12.00 in cash, without interest (the “Merger Consideration”), and (B) each Earnout Share issued and outstanding immediately prior to the Effective Time will automatically be canceled in accordance with the applicable provisions of the Escrow Agreement, and no consideration will be paid in exchange therefor, all upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) each outstanding Company Warrant will be canceled and converted into a right to receive an amount of cash, without interest, equal to the Warrant Consideration, and (iii) (A) each outstanding Non-Earnout Option will be canceled and converted into a right to receive an amount of cash, without interest, equal to the Non-Earnout Option Consideration, net of all applicable withholdings, which will be paid, (x) in the case of outstanding Non-Earnout Options that are vested and exercisable as of the Effective Time, within ten Business Days following the Closing Date, and (y) in the case of outstanding Non-Earnout Options that are unvested as of the Effective Time, on the earliest of (1) December 31, 2012, (2) the last payroll date of Parent in the 2012 calendar year and (3) the payroll date of Parent next following the date on which such Non-Earnout Option would have become vested (subject to certain conditions set forth in the Merger Agreement), and (B) each outstanding Earnout Option will automatically be canceled, and no consideration will be paid in exchange therefor;

WHEREAS, the special committee of the Board of Directors of the Company, consisting of independent, disinterested directors of the Company formed for the purpose of, among other things, evaluating, negotiating and making a recommendation to the Board of Directors of the Company with respect to the transactions contemplated by the Merger Agreement (the “Special Committee”), has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby and (ii) recommended to the Board of Directors of the Company that it approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Special Committee Recommendation”);

WHEREAS, the Special Committee has received the opinion of Moelis & Company LLC, dated May 31, 2012, addressed to the Special Committee and the Board of Directors of the Company, to the effect that, as of such date, the Merger Consideration to be received by holders of the Company Common Stock (other than (a) Apollo Global Management, LLC including its officers and affiliates who are holders of Company Common Stock and (b) holders of Earnout Shares (with respect to such Earnout Shares), in each case, with respect to which no view or opinion has been expressed) pursuant to the terms and subject to the conditions set forth in the Merger Agreement is fair, from a financial point of view to such holders;

WHEREAS, the Board of Directors of the Company, by unanimous vote of all of the directors, acting upon the Special Committee Recommendation, has (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into the Merger Agreement and to consummate the transactions contemplated thereby, including the Merger, (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, and (iii) subject to Section 5.2 of the Merger Agreement, resolved to recommend the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger, by the holders of the shares of the Company Common Stock, upon the terms and subject to the conditions set forth therein;

WHEREAS, the affirmative vote in favor of the adoption of the Merger Agreement by a majority of the votes entitled to be cast thereon by the stockholders of the Company is required pursuant to Section 251 of the DGCL; and

WHEREAS, pursuant to the Merger Agreement and in accordance with Section 251(d) of the DGCL, the Board of Directors of the Company has the power to terminate the Merger Agreement under certain circumstances after the Company Stockholder Approval is obtained by this written consent, upon the terms and subject to the conditions set forth in the Merger Agreement;

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED, that the Merger Agreement and the transactions contemplated thereby, including the Merger, are hereby adopted and approved in all respects, and that each of the undersigned Stockholders hereby votes all of the shares of capital stock of the Company held by such Stockholder and entitled to vote thereon in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, including the Merger; provided, however, that this written consent shall be of no further force or effect following any termination of the Merger Agreement in accordance with its terms (including, without limitation, pursuant to Section 8.1(e) thereof);

FURTHER RESOLVED, that each of the undersigned Stockholders hereby waives any and all irregularities of notice, with respect to the time and place of meeting, and consents to the transaction of all business represented by this written consent; and

FURTHER RESOLVED, that this written consent may be executed in two or more counterparts, each of which when so executed shall be an original, and all such counterparts shall together constitute one and the same instrument, and signatures to this written consent transmitted by facsimile or PDF copy shall be deemed original signatures for all purposes, and such execution and transmission shall be considered valid, binding and effective for all purposes.

This written consent shall be filed with the minutes of the meetings of the stockholders of the Company and shall be treated for all purposes as action taken at a meeting.

[signature pages follow]

B-2

IN WITNESS WHEREOF, each of the undersigned Stockholders has executed this written consent effective as of the date stated by the undersigned across from its name.

Date: June 1, 2012	APOLLO MANAGEMENT V, L.P.

	By:	AIF V Management, LLC,
its general partner

	By:	/s/ Andrew Africk
	Name:	Andrew Africk
	Title:	Manager

Date: June 1, 2012	COMMUNICATIONS INVESTORS LLC

	By:	Apollo Management V, L.P.,
its manager

	By:	AIF V Management, LLC,
its general partner

	By:	/s/ Andrew Africk
	Name:	Andrew Africk
	Title:	Manager

Date: June 1, 2012	PLASE HT, LLC

	By:	Apollo Investment Fund V (PLASE), L.P.,
its management company

	By:	Apollo Advisors V, L.P.,
its general partner

	By:	Apollo Capital Management V, Inc.,
its general partner

	By:	/s/ Andrew Africk
	Name:	Andrew Africk
	Title:	Vice President

[Signature Page to Stockholders Written Consent]

B-3

ANNEX C

May 31, 2012

Special Committee of the Board of Directors

and

Board of Directors

HUGHES Telematics, Inc.

2002 Summit Boulevard, Suite 1800

Atlanta, Georgia 30319

The Special Committee of the Board of Directors and the Board of Directors:

The Special Committee of the Board of Directors of the Company (the “Special Committee”) has requested our opinion as to the fairness from a financial point of view to the holders of common stock, par value $0.0001 per share (“Company Common Stock”), of HUGHES Telematics, Inc. (the “Company”), other than Apollo Global Management, LLC (including its officers and affiliates who are holders of Company Common Stock, collectively “Apollo” or the “Excluded Persons”) with respect to which no opinion is expressed, of the Consideration (as defined below) to be received by such holders pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger (the “Agreement”) to be entered into by the Company, Verizon Communications Inc. (“Acquiror”), and Verizon Telematics Inc., a wholly owned subsidiary of Acquiror (the “Acquisition Sub”). As more fully described in the Agreement, Acquisition Sub will be merged with and into the Company (the “Transaction”) and each share of the Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (A) shares of Company Common Stock, including Earnout Shares, to be canceled with no consideration paid therefor in accordance with Section 2.1(b)(i) and (ii) of the Agreement and (B) any Dissenting Shares) will be converted into $12.00 in cash (the “Consideration”). Terms not defined herein shall have the meanings provided in the Agreement.

We have acted as financial advisor to the Special Committee in connection with the Transaction and will receive a fee for our services, the substantial majority of which is contingent upon the consummation of the Transaction. We will also receive a fee upon delivery of this opinion that may be credited against the fee payable upon consummation of the Transaction. In addition, the Company has agreed to reimburse us for certain expenses and to indemnify us for certain liabilities arising out of our engagement. Our affiliates, employees, officers and partners may at any time own securities of the Company, Acquiror and certain affiliates of Apollo.

We have provided, and in the future may provide, investment banking and other services to affiliates of Apollo unrelated to the Transaction, and received and may receive compensation for such services. In the last two years, we acted as, among other things, (i) financial advisor to a portfolio company of Apollo in connection with a restructuring of such portfolio company, and (ii) co-manager for public and private offerings of securities by certain portfolio companies of Apollo. In addition, a joint venture of our parent is currently acting as financial advisor to a group of lenders, which includes an affiliate of Apollo, in connection with a restructuring of another company unrelated to the Company.

LOS ANGELES	NEW YORK	BOSTON	CHICAGO

Our opinion does not address the Company’s underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act with respect to the Transaction or any other matter. At the direction of the Special Committee, we have not been asked to, nor do we, offer any opinion as to the material terms of the Agreement or the form of the Transaction. In rendering this opinion, we have assumed, with the consent of the Special Committee, that the final executed form of the Agreement will not differ in any material respect from the draft that we have examined, that the Transaction will be consummated in accordance with its terms, and that each of the parties to the Agreement will comply with all the material terms of the Agreement and will not waive any condition applicable to it. We have not been authorized to solicit and have not solicited indications of interest in a possible transaction with the Company from any party.

In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company that we deemed relevant; (ii) reviewed certain internal information relating to the businesses, earnings, cash flow, assets, liabilities and prospects of the Company prepared and furnished to us by the Company that we deemed relevant, including certain financial forecasts provided by the Company that we have been directed to utilize by the Special Committee; (iii) conducted discussions with members of senior management and representatives of the Company concerning the information described in clauses (i) and (ii) of this paragraph, as well as the businesses and prospects of the Company generally; (iv) reviewed publicly available financial and stock market data of certain other companies in lines of business that we deemed relevant; (v) reviewed the financial terms of certain other acquisition transactions that we deemed relevant; (vi) performed discounted cash flow analyses of the Company’s principal businesses and, in the case of the Company’s Networkfleet segment, certain other analyses, based upon historical results and financial forecasts furnished to us by the Company, as part of a sum-of-the-parts analysis of the Company; (vii) reviewed a draft of the Agreement, dated May 31, 2012; (viii) participated in certain discussions and negotiations among representatives of the Company and Acquiror and their financial and legal advisors; and (vii) conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

In connection with our review, we have not assumed any responsibility for independent verification of any of the information supplied to, discussed with, or reviewed by us for the purpose of this opinion and have, with the consent of the Special Committee, relied on such information being complete and accurate in all material respects. In addition, at the direction of the Special Committee, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal. With respect to the financial forecasts referred to above, we have assumed, at the direction of the Special Committee, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments under the business scenario reflected in such forecasts as to the future performance of the Company, and are a reasonable basis for evaluating the Company. As you are aware, such forecasts did not reflect potential revenues, if any, from certain early-stage business opportunities being pursued or contemplated to be pursued by the Company. We express no view or opinion as to such forecasts or the assumptions upon which they are based and we have further relied upon the assurances of the senior management of the Company that they are unaware of any facts that would make such forecasts incomplete or misleading.

Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

This opinion is for the use and benefit of the Special Committee and, at the direction of the Special Committee, the Board of Directors of the Company in their evaluation of the Transaction. In addition, we express no view as to, and this opinion does not address, the fairness of the Transaction or any aspect or implication

LOS ANGELES	NEW YORK	BOSTON	CHICAGO

C-2

thereof to, or any other consideration of or relating to, the holders of Earnout Shares (with respect to such Earnout Shares) or any class or type of securities, creditors or other constituencies of the Company, other than the fairness of the Consideration from a financial point of view to the holders of the Company Common Stock (other than the Excluded Persons).

In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation, benefits or indemnification to be received by any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration. This opinion was approved by a Moelis & Company LLC fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Consideration to be received pursuant to the terms and subject to the conditions set forth in the Agreement by the holders of the Company Common Stock in the Transaction, other than the Excluded Persons, is fair from a financial point of view to such holders.

Very truly yours,

/s/ Moelis & Company LLC

MOELIS & COMPANY LLC

LOS ANGELES	NEW YORK	BOSTON	CHICAGO

C-3

ANNEX D

Section 262 of the Delaware General Corporation Law

§ 262. Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

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(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is

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required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16; 77 Del. Laws, c. 14, §§ 12, 13; 77 Del. Laws, c. 253, §§ 47-50; 77 Del. Laws, c. 290, §§ 16, 17.

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